UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

4Q

Columbia Acorn
Family of Funds

Class Z Shares

Annual Report

December 31, 2006

■  ColumbiaTM
  Acorn® Fund

■  ColumbiaTM
  Acorn International®

■  ColumbiaTM
  Acorn USA®

■  ColumbiaTM
  Acorn International SelectSM

■  ColumbiaTM
  Acorn SelectSM

■  ColumbiaTM
  Thermostat FundSM

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

The views expressed in the "Letter to Shareholders," "Squirrel Chatter II" and "In a Nutshell" commentary reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Letter to Shareholders from the
Columbia Acorn Trust Board of Trustees

The Trustees of the Columbia Acorn Trust are pleased to present this 2006 annual report to shareholders of the Columbia Acorn Family of Funds ("Acorn Funds").

Your Trustees have a fiduciary responsibility to govern the Acorn Funds solely for the purpose intended by their shareholders. That means overseeing the responsiveness of our service providers to the needs and interests of shareholders. Accordingly, our most critical tasks are to evaluate and select service providers and focus on their performance and accountability.

Shareholders of the Acorn Funds have received investment advisory services from Columbia Wanger Asset Management ("CWAM") and its predecessors for many years. Although ownership of CWAM has changed over recent years and CWAM is now owned by the Bank of America ("BOA"), we believe that the critical components required to provide strong investment performance have remained substantially intact at CWAM with the full support of your independent trustees.1 We monitor investment performance throughout the year and annually take a fresh look at the relationships with our service providers with a diligent review and negotiations to assure that our agreements for the next year are responsive to the rights and expectations of shareholders. We are pleased to report that we renewed our investment advisory agreement with CWAM for the year ending July 31, 2007.

Expenses paid by the Acorn Funds reduce your total investment returns. Your Trustees are sensitive to the relative importance of fund expenses to shareholders, and we diligently review those expenses on a regular basis. You should note that total expenses of most share classes of each Acorn Fund, expressed as a percentage of the Fund's net assets, declined again in 2006, continuing a trend of recent years. For the Thermostat Fund, total expenses used for this comparison included expenses incurred by the Fund from underlying portfolio funds. The one exception to a decrease in 2006 was the Class Z shares of Columbia Acorn Fund, which had an expense ratio that was unchanged from the prior year.

Your Trustees acted on other matters during the past year. We raised the minimum initial investment for new shareholders in Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat to $2,500. (The other Funds already had higher minimums.) We negotiated new breakpoints in the investment advisory fee rates above current asset levels for Columbia Acorn USA and Columbia Acorn Select to provide for a greater sharing of economies of scale as future asset growth occurs. We negotiated a new transfer agency and shareholder servicing agreement that has changed the cost of transfer agency services. The fees for those services now cover all sub-transfer agency services provided by financial intermediaries, and Columbia Management Services will no longer waive its right to reimbursement by the Funds for its out-of-pocket expenses. The new agreement will be fully implemented on April 1, 2007 and is estimated to result in a change of fees paid by shareholders of various share classes in each fund ranging from some decreases to increases up to approximately three basis points. We also reduced the annual rate of Rule 12b-1 fees for Class B shares in all funds from 85 to 75 basis points effective August 1, 2006.

As reported in prior years, we have been waiting for a final determination by an Independent Distribution Consultant ("IDC") on distributions to shareholders of certain Acorn Funds arising from the 2004 settlement of regulatory proceedings involving BOA. Your Board of Trustees has monitored the IDC's process of developing the distribution plan, and we have made recommendations. We recently have been advised that the approval of a definitive plan of distribution is imminent and, based on that information, we expect certain shareholders of Columbia Acorn International Fund and Columbia Acorn International Select Fund to receive distributions. Rust

Consulting (a separate entity not affiliated with BOA) has been engaged to administer the distributions. Rust Consulting will be sending checks and related information to those shareholders who are eligible to receive payments once the plan of distribution is approved.

We are pleased to report that two new independent trustees were elected to the Board during the past year: James A. Star and Patricia H. Werhane. They have impressive backgrounds and experience suited for our Board, and we believe shareholders will benefit from their contributions.

On September 26, 2006 CWAM and the Board held an annual shareholder information meeting in Chicago. The objective of the annual shareholder meeting is to provide information about the investment process and an opportunity to interact with the investment managers of CWAM. The meeting was available on telephone replay for those who could not attend. Next year, in an attempt to increase shareholder attendance, we are considering holding the meeting at a different time of day. We also are exploring other electronic alternatives to make the information available for shareholders who do not reside in Chicago and cannot attend in person. We hope you will take advantage of this opportunity to learn more about the professional managers of CWAM and how your money is managed.

Thank you for your confidence in the Acorn Funds.

Robert E. Nason
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

1  Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please consider the investment objectives, risks, charges and expenses of the Acorn Funds carefully before investing.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	2

Squirrel Chatter II Small Caps: The Dilbert Antidote	3

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	22

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	33

Statement of Investments	35

Portfolio Diversification	41

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	42

Statement of Investments	43

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	49

Statement of Investments	50

Portfolio Diversification	53

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	54

Statement of Investments	55

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	58

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	60

Statements of Operations	61

Statements of Changes in Net Assets	62

Financial Highlights	66

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	76

Unaudited Information	77

Management Fee Evaluation of the Senior Officer	78

Board Approval of the Advisory Agreements	83

Board of Trustees and Management of Columbia Acorn Funds	86

Columbia Acorn Family of Funds Information	89

2006 Year-End Distributions

The following table details the Funds' year-end distributions. The record date for all Funds except Columbia Thermostat Fund was December 7, 2006. The ex-dividend date was December 8, 2006, and the payable date was December 11, 2006. For Columbia Thermostat Fund, the record date was December 21, 2006. The ex-dividend date was December 22, 2006, and the payable date was December 26, 2006. Columbia Acorn International Select did not have any year-end distributions.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	$0.0792	$1.9924	$0.1263	$29.82
Columbia Acorn International	None	$3.3557	$0.4317	$38.80
Columbia Acorn USA	None	$0.5052	None	$28.96
Columbia Acorn Select	None	$0.4991	None	$26.15
Columbia Thermostat Fund	$0.0558	$0.4201	$0.4954	$12.53

1

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 12/31/06

	NAV on 12/31/06	4th quarter*	1 year	3 years	5 years	10 years	Life of Fund
Columbia (ACRNX) Acorn Fund (6/10/70)	$29.71	7.66%	14.45%	16.30%	14.71%	15.16%	16.30%
Russell 2500		8.70%	16.17%	14.10%	12.19%	11.26%	NA
S&P 500		6.70%	15.79%	10.44%	6.19%	8.42%	11.98%
Lipper Small-Cap Core Funds Index		8.07%	13.70%	13.12%	10.50%	10.32%	NA
Lipper Mid-Cap Core Funds Index		7.15%	13.44%	12.75%	10.10%	10.69%	NA
Columbia (ACINX) Acorn International (9/23/92)	$40.31	14.45%	34.53%	28.50%	21.35%	13.15%	14.53%
S&P/Citigroup EMI Global ex-US		13.79%	30.83%	27.31%	24.39%	10.65%	10.54%
MSCI EAFE		10.35%	26.34%	19.93%	14.98%	7.71%	8.91%
Lipper Int'l Small-Cap Funds Index		13.68%	28.06%	27.09%	23.99%	13.34%	NA
Columbia (AUSAX) Acorn USA (9/4/96)	$28.66	4.78%	8.28%	13.85%	12.09%	12.70%	13.95%
Russell 2000		8.90%	18.37%	13.56%	11.39%	9.44%	10.09%
Lipper Small-Cap Core Funds Index		8.07%	13.70%	13.12%	10.50%	10.32%	10.83%
S&P 500		6.70%	15.79%	10.44%	6.19%	8.42%	9.50%
Columbia (ACFFX) Acorn Int'l Select (11/23/98)	$27.97	13.06%	36.27%	25.19%	18.81%	NA	14.07%
S&P/Citigroup World ex-US Cap Range $2-10B		11.32%	27.88%	24.45%	21.24%	NA	12.81%
MSCI EAFE		10.35%	26.34%	19.93%	14.98%	NA	7.45%
Lipper International Funds Index		10.55%	25.89%	19.98%	15.14%	NA	8.66%
Columbia (ACTWX) Acorn Select (11/23/98)	$26.59	10.51%	19.68%	16.38%	13.67%	NA	15.30%
S&P MidCap 400		6.99%	10.32%	13.09%	10.89%	NA	11.94%
Lipper Mid-Cap Growth Index		7.71%	11.02%	11.53%	6.09%	NA	7.23%
S&P 500		6.70%	15.79%	10.44%	6.19%	NA	4.10%
Columbia (COTZX) Thermostat Fund (9/25/02)†	$12.57	4.11%	10.86%	8.48%	NA	NA	11.51%
S&P 500		6.70%	15.79%	10.44%	NA	NA	15.81%
Lehman Brothers U.S. Credit Intermediate Bond Index		1.27%	4.49%	3.32%	NA	NA	4.68%
Lipper Flexible Portfolio Funds Index		5.99%	12.77%	9.51%	NA	NA	13.38%

*Not annualized.

The Funds are listed under "Columbia" in the financial press.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Class Z shares are sold only at NAV with no Rule 12b-1 fee. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the Funds' prospectuses for details.

Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Description of indexes: S&P 500 is a broad, market-weighted average of 500 U.S. blue-chip company stock's performance. S&P MidCap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. Russell 2500 is the smallest 2,500 U.S. companies from this same group. S&P/Citigroup EMI Global ex-US is the bottom 20% of institutionally investable capital of developed and emerging (after 9/30/1994) countries, selected by the index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/Citigroup World ex-US Cap Range $2–10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund. Lipper Flexible Portfolio Funds Index is an equal dollarweighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

2

Squirrel Chatter II

Small Caps: The Dilbert Antidote

Small Caps vs. Large Caps

Small caps edged out large caps in 2006. The Russell 2500 Index appreciated 16.17%, barely more than the S&P 500's 15.79% return, but enough to keep the domestic small-cap winning streak intact.

Our data indicates that the current small-cap cycle began in March 1999. From the end of March 1999 through year-end 2006, the small-cap Russell 2500 Index returned a total of 144.40%, or 12.22% annually. In contrast, the large-cap S&P 500 Index gained 24.69%, or 2.89% annually.

Why have small caps beaten large caps so much for such a long cycle? By many measures, small caps were at 20-year record low relative valuations at the start of the cycle. In contrast, many large caps then seemed very expensive and of course the "bubble" did deflate starting in the first quarter of 2000.

Small-cap earnings growth also helps explain stock performance. Since the beginning of the March 1999 cycle, Russell 2500 Index earnings per share were up 11.11% annually, while large-cap S&P 500 Index earnings were up 7.10% annually. A combination of cheap stocks and faster earnings growth often provides superior investment results.

In the Funds' 2005 third quarter report to shareholders, I expressed concerns about small-cap valuations. I was perhaps early or maybe just plain wrong. As a firm, we remain cautious, but note that there seems to be no "small-cap mania" or other obvious warning signal for the imminent end of the small-cap cycle. It has become more challenging to find small companies at reasonable prices, but when we see opportunities, we try to take them. For instance, many smaller stocks declined last summer while we believed the business environment was healthy. In September 2006 we took advantage of the slump and added to some of our domestic names at what we thought were good prices.

Small caps have also outperformed over the very long run. The Russell 2500 Index goes back only to 1978, but scholars have linked other time series to derive small- and large-cap performance numbers since 1926.1 From the beginning of 1926 until year-end 2006, small caps returned 12.32% annually while large caps had annual returns of 10.43%. The difference of 1.89% per year may not sound like much, but when compounded over 81 years it makes an enormous difference. A $1,000 investment in small caps would have appreciated to $12,195,329, while the same amount in large caps would have grown to "only" $3,088,420.2

Why have small caps clobbered large caps over the very long term? It seems that many large companies have had problems. We are all aware when a large company such as Enron has a sudden and dramatic collapse. It's big news (kind of like the Hindenburg disaster). But a substantial number of other large companies have more gradually lost market dominance and have provided poor returns to shareholders for years.

At the beginning of the 20th century, United States Steel was the largest stock on the New York Stock Exchange (NYSE). The company fell so far near the end of the century that it was added into the Russell 2500 Index. (As it recovered it was a major upside driver to the benchmark until it graduated out in June 2006.) More recently Kodak, General Motors and Sears spent at least one year between 1966 and 1971 among the top five NYSE capitalization companies. They now do not even rank among the top 300.3 These sorts of declines merit further analysis.

From the Desk of Dilbert

Since we are students of smaller companies, when considering reasons for large company declines, we need to turn to experts on large companies. Scott Adams, in his book, The Dilbert Principle, points out that he worked for a large company for seventeen years. He writes, "Most business books are written by consultants and professors who haven't spent much time in a cubicle."4

3

Adams parodies the experiences of employees and management of large companies. He makes his money writing comic strips on the topic. In Dilbert's world his company is a politicized bureaucracy populated by stupid, arrogant managers who do not value employees or customers. His boss is every employee's worst nightmare. Still, Adams' views from his cubicle do provide some useful and humorous insights.

Adams points out early on that people are idiots, including himself. He offers this true example of idiots on the customer side: "Kodak introduced a single use camera called the Weekender. Customers have called the support line to ask if it's okay to use it during the week."5 While this anecdote does not explain Kodak's decline it certainly supports Adams' point!

Since larger companies have more people, one may infer that they have more idiots. But, more seriously, Adams notes that large companies often systematically divert employees away from serving customers and place them on committees to develop things like Mission Statements. Once a Mission Statement ("a long awkward sentence that demonstrates management's inability to think clearly"6) is painstakingly created, next can come a Vision Statement. Large companies also like to hire consultants who in turn tell management (a) to change processes and structures but not the management, (b) to do what employees have been trying to tell them to do, or (c) to authorize more consulting. Worse yet ... "large companies have legal departments. No project is so risk-free that your company lawyer can't kill it."7

Adams suggests obvious ways for large companies to succeed. They include focusing on improving employees and products rather than pursuing bureaucratic tasks or adopting the latest managerial fad.

The Innovator's Dilemma

For another take on the business world, we turned to Harvard Business School professor Clayton Christensen. His book, The Innovator's Dilemma,8 explains how well-managed companies often miss opportunities and are injured by new competitors offering disruptive innovations.

Well managed companies tend to listen to customers, study and forecast underlying demand, invest heavily in research, and watch for competitors. They develop improved new products or services that address large established markets and often promise higher margins.

Christensen explains that existing customers often do not want disruptive new products or services. Nascent markets are by nature tiny and unpredictable. At first, disruptive innovations often provide lower performance and margins. Success for these innovations seems unlikely and large companies appear rational to not invest in them.

But this seemingly rational path is often a mistake. Christensen's examples include makers of computer disk drives, minicomputers, mechanical excavators and steel. In each case, existing customers had little desire for innovative new products or processes, which admittedly had some inferior attributes like price/performance or quality vs. existing products. The innovators found niche customers who appreciated some aspects of the new product such as size, ruggedness, or cost, and then improved their products at a faster rate than competitors. What had been an inferior product became fully competitive, at a lower cost.

How can a large company compete against a possible disruptive innovation? Imagine a smart manager saying, "Hey guys, I've got this new, lower performance, lower-margin product that existing customers say they don't want, but we should invest in it anyway should a market develop, in which case we will improve it over time. And oh, by the way, we need to divert people from existing high margin products." That is unlikely. Instead, as Christensen points out, the company's management often decides to continue to go up market, producing high gross-margin products for existing customers. More often than not, this decision is a mistake. Companies unwilling to innovate tend to eventually lose market share.

Christensen offers possible ways for large companies to innovate. A favorite is to create a small, preferably remote, autonomous division with agility and

4

a low-cost structure, whose sole focus is to develop an innovation and sell it to new customers. The division must be able to experience short-term failures and change tactics. Though some large companies have succeeded by taking this approach, few come to mind. This solution is anathema to Dilbert-style bureaucracies and managements.

Small Company Advantages

Most startups and small companies focus on hiring and keeping good employees and providing customers fine products or services. Many are created by refugees from large companies who rejected bureaucracies. Small companies with distinct cultures may not need 72-page expense policies. These companies appear to have more streamlined policies, and some seem to abide by a sort of simplified Golden Rule: "Serve the customers, spend company money wisely, and behave like the founder does." If Adams had started work at a small company he might have remained there, reasonably content. But the world would be poorer without Dilbert.

Christensen says, "Large companies often surrender emerging growth markets because smaller, disruptive companies are actually more capable of pursuing them... Their values embrace small markets, and their cost structures can accommodate lower margins. Their market research and resource allocation processes allow managers to proceed intuitively rather than having to be backed up by careful research and analysis, presented in PowerPoint."9 Small companies seem to have DNA that naturally corresponds to both Adams' and Christensen's managerial solutions.

We admit being clearly biased towards small caps but the reality is that more small companies fail than large companies (in part because there are more small companies to begin with). Small company failures are less newsworthy events and rarely warrant major stories (kind of like third-world bus plunges10). We've owned our share of disappointing companies, including a few bankruptcies.

While there are losers in both the large and small cap ranks, a minority of enormously successful small-cap companies with that innovative DNA have driven overall small-cap returns. That is why we believe small-cap investing can be a winner's game. We've had dozens of what we believe to be spectacular winners over the life of the Columbia Acorn Funds. These have far offset our losers and may be worthy of their own Squirrel Chatter II column in the future.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

1  U.S. Small Stock Total Return (Morningstar/Ibbottson Encor Application) linked with the Russell 2500 Index on 12/31/1978. Large-cap data based on the S&P 500.

2  Keep in mind that an investment cannot be made directly in an index, and past performance is no guarantee of future results. This is for illustrative purposes only and not indicative of any investment. The data assumes reinvestment of all income and does not account for taxes or transaction costs. Source: U.S. Small Stock Total Return linked with the Russell 2500 on 12/31/1978 and, for large caps, the S&P 500. Both equity categories soundly beat inflation. At year end 2006, $11,384 had the purchasing power of $1,000 in 1926. Inflation data from inflationdata.com, calculated using the CPI Index.

3  As of January 9, 2007.

4  Adams, Scott, The Dilbert Principle (New York: HarperCollins Publishers, 1996), pg. 4.

5  Ibid., pg. 9.

6  Ibid., pg. 36.

7  Ibid., pg. 88.

8  Christensen, Clayton M., The Innovator's Dilemma, (New York: HarperCollins Publishers, 1997)

9  Ibid., pg. 192.

10  In Tim Miller's The Panama Hat Trail (New York: William Morrow and Company, Inc., 1986), the author confesses his fears about Latin American bus rides. These fears have been brought on by years of reading standard, two-sentence bus-plunge pieces used by newspapers in the United States as fillers on the foreign-news page. The date lines change, but the headlines always include the words "bus plunge."

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

Past performance is no guarantee of future results.

5

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

>July 1, 2006 – December 31, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	1,081.72	1,021.48	3.88	3.77	0.74
Columbia Acorn International	1,000.00	1,000.00	1,177.30	1,020.47	5.16	4.79	0.94
Columbia Acorn USA	1,000.00	1,000.00	1,059.59	1,020.21	5.14	5.04	0.99
Columbia Acorn International Select	1,000.00	1,000.00	1,207.69	1,018.90	6.96	6.36	1.25
Columbia Acorn Select	1,000.00	1,000.00	1,135.20	1,020.37	5.17	4.89	0.96
Columbia Thermostat Fund	1,000.00	1,000.00	1,081.01	1,023.95	1.31	1.28	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or transfer agent not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

*For the six months ended December 31, 2006.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical

6

examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

Coach	1.7%
People's Bank of Bridgeport	1.0%
Chico's FAS	0.8%
SEI Investments	0.8%
Time Warner Telecom	0.5%
Christopher & Banks	0.4%
Hong Kong Exchanges and Clearing	0.4%
Chattem	0.3%
UrAsia Energy	0.3%
Jubilee Mines	0.2%
Station Casinos	0.2%
USG People	0.2%
Vallourec	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Fund returned 14.45% in 2006, somewhat less than the 16.17% gain of the Russell 2500 Index, its most comparable benchmark. As shown on Page 2, the Fund slightly beat the Lipper Small- and Mid-Cap Core Indexes for the year. While we are disappointed that the Fund's 10-year outperformance streak ended, we are pleased that it did well vs. its peers.

In 2006, many small- and mid-cap managers had a tough time beating benchmarks, as microcaps, real estate investment trusts ("REITs"), utilities and materials companies outperformed. We had relatively few investments in microcaps, due to what we believed were high valuations. While the Fund's REITs, utilities and materials stocks outperformed, the Fund did not own enough of them. We thought that REITs on average were expensive and we did not find enough utilities and materials companies that we thought were fundamentally attractive.

During the fourth quarter, the Fund rose 7.66%, slightly below the smaller cap indexes but slightly ahead of the larger cap indexes. Microcaps and materials stocks remained outperformers in the fourth quarter.

Foreign stocks continued to boost Columbia Acorn Fund performance, rising 45.37% in the year and 16.44% in the quarter. They include all four of the Fund's 2006 top percentage winners. Hong Kong Exchanges and Clearing traded up 173% on increased trading of Chinese securities, French pipe maker Vallourec surged 157% on rising demand from energy and process industries, Canada's UrAsia Energy popped 147% on rising uranium volumes and prices, and USG People, a Dutch temporary staffing company, jumped 105% due to increased demand from employers in Europe. We cut the Fund's position in Vallourec during the year, as we were concerned about competition and a possible slowdown in U.S. natural gas drilling. We also trimmed the Fund's positions in Hong Kong Exchanges and Clearing and USG People.

Australia's Jubilee Mines joined the foreign winner's circle in the fourth quarter, extracting a 63% gain on higher nickel prices and continued exploration success. In the three years ending 2006, Columbia Acorn Fund's foreign stocks rose 152%. Given such gains, we deemed it prudent to continue trimming. As of year-end 2006, foreign stocks were 12.5% of the Fund, down 0.5% in the quarter and 3.1% in the year.

Columbia Acorn Fund's largest dollar gainer for both periods was Coach, rising 29% in the year and 25% in the quarter on strong sales and margins. Other domestic big-dollar winners for the year included People's Bank of Bridgeport, coining a 48% return as it proceeded to demutualize fully, and SEI Investments, up 62% on solid earnings growth. Time Warner Telecom provided the best domestic percentage gain in the year, doubling on fine sales and cash flow momentum. The Fund's largest domestic percentage gainers in the quarter were Chattem, up 43% thanks to a highly accretive acquisition, and Station Casinos, winning 42% as it received a takeover bid. Some 26 of the Fund's stocks were subject to new takeover bids in 2006.

Retailers Chico's FAS and Christopher & Banks had merchandising problems in 2006. Chico's was the Fund's largest dollar loser and dropped 53% in the year. Christopher & Banks was the largest dollar loser for the quarter, off 36%. During the fourth quarter we bought some additional Chico's. While our opinions are subject to change, we believe both companies should do well going forward.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2006

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Inception 6/10/70	1 year	5 years	10 years
Returns before taxes	14.45%	14.71%	15.16%
Returns after taxes on distributions	12.95	14.07	13.52
Returns after taxes on distributions and sale of fund shares	11.04	12.85	12.80
Russell 2500 (pretax)	16.17	12.19	11.26
S&P 500 (pretax)	15.79	6.19	8.42

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn Fund Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn Fund Top 10 Holdings

as a % of net assets as of 12/31/06

1.	Coach Designer & Retailer of Branded Leather Accessories	1.7%
2.	Expeditors International of Washington International Freight Forwarder	1.2%
3.	Abercrombie & Fitch Teen Apparel Retailer	1.2%
4.	People's Bank of Bridgeport Connecticut Savings & Loan	1.0%
5.	Eaton Vance Specialty Mutual Funds	1.0%
6.	FMC Technologies Oil & Gas Well Head Manufacturer	0.9%
7.	AmeriCredit Auto Lending	0.9%
8.	Genlyte Group Commercial Lighting Fixtures	0.8%
9.	Ametek Aerospace/Industrial Instruments	0.8%
10.	ITT Educational Services Post-secondary Degree Programs	0.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through December 31, 2006

This graph compares the results of $75,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $238,325 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$18,945.1 million

*A $75,000 investment in Columbia Acorn Fund at inception appreciated to $238,325 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn International Fund gained 34.53% in 2006, 3.70% ahead of the benchmark S&P/Citigroup EMI Global ex-US Index ("EMI"), and 8.19% ahead of the large-cap MSCI EAFE Index ("EAFE"). During the fourth quarter, the Fund rose 14.45%, ahead of both indexes. Aside from successful stock selection, the Fund's good results were driven by strong returns in Europe, where the Fund maintained a moderate overweight position, and by emerging markets. These areas more than offset declining markets in Japan, where the Fund maintained a slight underweight position. On a sector basis, energy, basic materials and industrials posted strong absolute and relative returns. The weakening U.S. dollar translated into a net gain of 7.50% for shareholders over the course of the year.

For the seventh consecutive year, international small-cap stocks outperformed relative to international large-cap stocks. At this time last year, we noted that the strong price movement of small-cap stocks globally had eroded the valuation discount to larger-caps. We were surprised that, among the regions we track, only Japanese small caps underperformed their large-cap counterparts in both the fourth quarter and the annual period.

In May through July, global small caps exhibited significant volatility. In a context of relatively high valuations, this seems to have been driven by anxiety about the sustainability of U.S. consumption, and the effects a U.S. slowdown would likely have on the global economy. This short-term correction reinforced our conviction that valuation matters a great deal when considering risk, even though many financial market participants look, rather, at historic volatility. It strikes us that higher valuations simply provide a lower margin of safety when making predictions in circumstances fraught with uncertainty.

Emerging markets as a group, which represent less than 20% of the Fund's exposure, posted another strong year, returning over 45%. It is noteworthy that emerging market bond spreads, a key indicator of perceived risk, have narrowed considerably. Whether risk in these markets is in fact lower, due to structural reforms and other factors, or if the lower risk premium simply reflects excess liquidity, remains a hotly contested issue. It is true that we are seeing an ever increasing number of dynamic, entrepreneurial companies coming to the market in industrializing countries, and fulfilling increasingly stringent listing requirements defined by the local exchanges. In Brazil, for example, the Novo Mercado now allows only one class of stock, which confers to minority investors a greater voice in corporate governance than was the case just five years ago, when non-voting preferred shares were commonplace.

We have remarked in past reports that the Japanese market is looking increasingly attractive in terms of valuation and fundamentals. After a strong second half of 2005, the Japanese market did an about face and ended 2006 as the planet's worst-performing major region. The Japan portion of the EMI declined nearly 11% in local currency, and small-cap stocks were hit particularly hard. In our opinion, this has strengthened the valuation argument for Japan. On a price-to-earnings comparison, Japanese small caps are now trading at a reasonable discount both to their average over the last decade (not surprising, given overvaluation), but also to small caps in other markets. The economy is improving, we are seeing reasonable growth in many small-cap companies, and strong balance sheets limit downside risk. Contingent upon our ability to find good investment ideas, we expect to continue moving money into Japanese companies in the course of 2007.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2006

Inception 9/23/92	1 year	5 years	10 years
Returns before taxes	34.53%	21.35%	13.15%
Returns after taxes on distributions	32.08	20.68	12.01
Returns after taxes on distributions and sale of fund shares	24.72	18.86	11.26
S&P/Citigroup EMI Global ex-US (pretax)	30.83	24.39	10.65

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn International Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn International Top 10 Holdings

as a % of net assets as of 12/31/06

1.	Hexagon (Sweden) Measurement Equipment & Polymers	1.5%
2.	Fugro (Netherlands) Oilfield Services	1.4%
3.	C&C Group (Ireland) Beverage Company	1.4%
4.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.3%
5.	SES Global (France) Satellite Broadcasting Services	1.2%
6.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.1%
7.	Housing Development Finance (India) Indian Mortgage Lender	1.1%
8.	Geberit (Switzerland) Plumbing Supplies	1.1%
9.	IAWS Group (Ireland) Baked Goods	1.1%
10.	Bank of Ireland (Ireland) Irish Commercial Bank	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through December 31, 2006

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$4,343.4 million

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

Crown Castle International	2.1%
Oxford Industries	2.0%
Genlyte Group	1.9%
Avid Technology	1.8%
Time Warner Telecom	1.8%
Scotts Miracle-Gro	1.7%
World Acceptance	1.5%
Pentair	1.3%
American Tower	1.2%
True Religion Apparel	0.9%
Novell	0.8%
Chico's FAS	0.6%
Christopher & Banks	0.6%
CNET Networks	0.6%
AnnTaylor Stores	0.5%
Neurocrine Biosciences	0.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn USA ended the fourth quarter up 4.78%, underperforming the 8.90% gain of the Russell 2000 Index. For the year, the Fund was up 8.28% while the index posted an 18.37% gain. The year ended as it began with a run up in the more speculative companies of the small-cap market. These spikes in lesser quality stocks hurt the Fund's relative performance for the quarter and the year.

The top contributor to Fund gains in the quarter was men's apparel manufacturer Oxford Industries. The stock was up 16% on the strength of its Ben Sherman and Tommy Bahama brands. Lawn and garden products company Scotts Miracle-Gro saw strong revenue growth, and the stock gained 16% in the fourth quarter. Pentair, a maker of pumps and water treatment equipment, rebounded from weak performance earlier in the year. The stock was up 20% in the fourth quarter.

While the quarter produced one retail winner, retailing was more strongly represented on the losers list. Women's retailers Christopher & Banks, True Religion Apparel and AnnTaylor Stores were down between 20% and 37% in the quarter. While True Religion, a maker of premium denim products, has seen nice sales in the U.S. market, distribution snafus hurt sales in Japan. Christopher & Banks and AnnTaylor both produced fall lines that didn't take off with customers, hurting sales.

For the year, telecom stocks were the biggest positive contributors to performance. Time Warner Telecom, an owner of fiber optic networks connected to over 6,000 office buildings, was up 103% on strong sales growth. Cellular tower companies Crown Castle International and American Tower also posted strong annual gains, up 20% and 38%, respectively. As cellular minute usage grows, cellular service providers continue to turn to these companies for antenna space.

Outside the telecom sector, lender World Acceptance was up 65% for the year as credit losses fell and loan growth increased. Genlyte Group, a maker of commercial lighting fixtures, was up 46% as non-residential construction increased, driving demand for its products.

Technology and health care stocks were among the laggards for the year. Neurocrine Biosciences was the worst performer, falling 65% before we sold it. The stock collapsed when the FDA withheld full approval of its high dosage sleep medication Indiplon. CNET Networks, a provider of software product reviews on technology websites, was down 39% in the Fund for the year. CNET's business is driven by new product launches, and two highly anticipated product launches, Microsoft's Vista and Sony's PlayStation 3, were tardy. Avid Technology, a provider of digital editing software and systems, fell more than 30% in part because broadcasters have been slow to upgrade to digital. Software company Novell fell 30% in the year as the company's transition to open source software is taking longer than the market expected. Outside the health care and technology sectors, retailer Chico's FAS missed the mark with its customers this year, sending the stock down roughly 55%.

It tended to pay to disregard risk in 2006. Risky securities such as micro-caps, commodities, emerging markets and complex investment bank-bred derivatives were the big winners. To the daredevils went the spoils. But we believe risk still matters (remember, Evel Knievel occasionally crashed). Our preferred method of managing your Fund's risk level is to stock it with well-capitalized, small-cap businesses possessing long-term economic advantages and trading in the market at sensible prices.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2006

Inception 9/4/96	1 year	5 years	10 years
Returns before taxes	8.28%	12.09%	12.70%
Returns after taxes on distributions	7.94	11.83	12.00
Returns after taxes on distributions and sale of fund shares	5.83	10.57	11.05
Russell 2000 (pretax)	18.37	11.39	9.44

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn USA Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn USA Top 10 Holdings

as a % of net assets as of 12/31/06

1.	Crown Castle International Communication Towers	2.1%
2.	Oxford Industries Branded & Private Label Apparel	2.0%
3.	Genlyte Group Commercial Lighting Fixtures	1.9%
4.	Avid Technology Digital Nonlinear Editing Software & Systems	1.8%
5.	AmeriCredit Auto Lending	1.8%
6.	Abercrombie & Fitch Teen Apparel Retailer	1.8%
7.	Time Warner Telecom Fiber Optic Telephone/Data Services	1.8%
8.	ITT Educational Services Post-secondary Degree Programs	1.8%
9.	Scotts Miracle-Gro Consumer Lawn & Garden Products	1.7%
10.	Edwards Lifesciences Heart Valves	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through December 31, 2006

This graph compares the results of $75,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$1,580.2 million

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

C&C Group	5.3%
Hong Kong Exchanges and Clearing	3.2%
IAWS Group	2.3%
Daito Trust Construction	1.8%
Kenedix	1.8%
Sparx Asset Management	0.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International Select gained an impressive 13.06% in the fourth quarter and ended 2006 with a 36.27% gain. The Fund outperformed its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index, for both time periods. The index was up 11.32% for the quarter and 27.88% for the year. Outperformance was strong in a number of areas, particularly Ireland and Hong Kong where the Fund was overweight. In a reversal from last year, the weakest market was Japan. The Fund was underweight in this market throughout the year.

The top three contributors to Fund performance in the quarter and the year were the same. Irish beverage company C&C Group gained another 32% in the fourth quarter and ended the year up 159%. Strong sales and a well received launch of its cider product in the United Kingdom resulted in dramatic earnings upgrades. Hong Kong Exchanges and Clearing was ranked second for the quarter and year. The company operates the Hong Kong equity and derivatives market and rose 49% in the quarter and posted an annual gain of 171% in the Fund. Increased trading volume and new stock listings from China drove this stock's stellar performance. Rounding out the top three, Ireland's IAWS Group, a manufacturer and distributor of baked goods, increased 38% in the fourth quarter and ended the year up 80%. The stock benefited from strong performance in its baked goods divisions and from the acquisition of Otis Spunkmeyer, a U.S. cookie dough manufacturer.

Even in such a strong year, there were some stocks that detracted from performance and, as was the case at mid-year, the common thread was Japan. In a year where the Fund was up over 36%, both the Fund's Japanese portfolio and the Japanese weighting in its benchmark index were essentially flat. Daito Trust Construction, a developer of apartment and condo buildings in Japan, fell 16% in the quarter and was down nearly 11% for the year. The stock fell as new construction orders slowed when it switched to a new order system. In the fourth quarter, fund manager Sparx Asset Management fell 29%. We opted to sell the stock as we became concerned about its higher cost base resulting from a recent acquisition. Kenedix, a Japanese real estate investment manager, fell 22% in the quarter despite earnings upgrades as investors became concerned about possible interest rate increases in Japan.

International mid-cap stocks have had a strong run for the last five years, which likely has some investors questioning how much steam is left in these names. While we can't predict the future, we are still finding attractively valued stocks to include in Columbia Acorn International Select.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2006

Inception 11/23/98	1 year	5 years	Life of fund
Returns before taxes	36.27%	18.81%	14.07%
Returns after taxes on distributions	36.16	18.81	14.00
Returns after taxes on distributions and sale of fund shares	23.56	16.73	12.60
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)	27.88	21.24	12.81

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn International Select Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn International Select Top 10

Holdings as a % of net assets as of 12/31/06

1.	C&C Group (Ireland) Beverage Company	5.3%
2.	Bank of Ireland (Ireland) Irish Commercial Bank	4.1%
3.	Anglo Irish Bank (Ireland) Small Business & Middle Market Banking	3.7%
4.	Synthes (Switzerland) Products for Orthopedic Surgery	3.3%
5.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.2%
6.	Northern Rock (United Kingdom) Lowest Cost Mortgage Bank in UK	2.9%
7.	Alliance Atlantis Communication (Canada) CATV Channels, TV/Movie Production/Distribution	2.9%
8.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	2.9%
9.	Red Electrica de Espana (Spain) Spanish Power Grid	2.7%
10.	Aeon Mall (Japan) Suburban Shopping Mall Developer, Owner & Operator	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through December 31, 2006

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/Citigroup World ex-US Cap Range $2-10B Index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund: $168.9 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

UrAsia Energy	6.2%
Safeway	5.5%
Liberty Global	4.7%
American Tower	3.8%
Avid Technology	3.7%
Potash	3.1%
Career Education	0.0%
Mine Safety Appliances	0.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Select returned 10.51% during the quarter, ahead of the S&P MidCap 400's 6.99% and the S&P 500's 6.70% gains. For 2006, the Fund was up 19.68%, ahead of the S&P MidCap 400's 10.32% and the S&P 500's 15.79% gains. In the fourth quarter of 2005 we stated that our goal for 2006 was to outperform the Fund's benchmark index as well as provide a positive return for shareholders. We are happy to say that we delivered on both.

UrAsia Energy led the way with a 149% gain in the Fund for the year as uranium prices reached a record of $70 per pound vs. $36 at the end of 2005. The recent flooding of competitor Cameco's Cigar Lake Mine caused part of the price jump. Cameco announced that its initial predicted production of eight million lbs/yr (5% of world demand) would be delayed by at least one year. Production of uranium at Cigar Lake was forecasted to begin in early 2008 and utilities were counting on the new supply to meet the growing demand for fuel to run nuclear reactors. While Cameco expects the mine may eventually produce 18 million lbs/yr, if it faces longer production delays than it anticipates, uranium prices could remain high, benefiting UrAsia.

On the downside, Avid Technology, which lagged all year, fell 32% (or reduced the Fund's return by 1.28%) as the company guided sales and earnings down for 2006 due to delayed products and an acquisition that needed resuscitation. While obviously disappointed, we believe the long-term outlook remains sound and we added to the Fund's position in the stock. Avid is a leader in digital editing software and systems used by the film and news industries. Additionally, we believe that Avid has the potential to become a leader in consumer video and audio editing in the next few years. Over the last decade, consumer competition has dwindled while product demand has increased. We believe that this nascent market should give Avid an opportunity for solid revenue growth.

Most other losses for the year were relatively small in position size or percentages. In fact, all losses combined for the year took away just 3.83% from Fund gains. On the up side, the five top winners (UrAsia Energy, Safeway, Liberty Global, Potash, and American Tower) accounted for 11.59% of the Fund's 19.68% return.

In the quarter we sold two positions, Career Education and Mine Safety Appliances, while we purchased five new stocks. A couple of these new positions are small as we continue to determine if our theories for ownership are correct. If our confidence builds, so might these positions, otherwise we will likely exit.

As we enter 2007, we see plenty of what we consider to be positive signs: falling oil prices, low inflation rates despite a sharp run up in raw materials (perhaps due to the outsourcing of labor), 10-year treasury yields (though off their bottom) near historical lows, and a rebounding dollar. But we believe that there are plenty of troubling signs as well. We get nervous when the most popular investments are emerging market debt, obscure credit derivatives, and private equity, which are leading a buyout frenzy funded with debt. As always, our primary focus is to beat the Fund's benchmark despite all the macroeconomic noise.

Risks of owning the Fund include stock market fluctuations due to economic and business developments and potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2006

Inception 11/23/98	1 year	5 years	Life of fund
Returns before taxes	19.68%	13.67%	15.30%
Returns after taxes on distributions	19.11	13.36	14.76
Returns after taxes on distributions and sale of fund shares	13.21	11.93	13.46
S&P MidCap 400 (pretax)	10.32	10.89	11.94

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn Select Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn Select Top 10 Holdings

as a % of net assets as of 12/31/06

1.	UrAsia Energy Uranium Mining in Kazakhstan	6.2%
2.	Safeway Supermarkets	5.5%
3.	Tellabs Telecommunications Equipment	5.1%
4.	Liberty Global CATV Holding Company	4.7%
5.	ITT Educational Services Post-secondary Degree Programs	4.4%
6.	Abercrombie & Fitch Teen Apparel Retailer	4.4%
7.	American Tower Communication Towers in USA & Mexico	3.8%
8.	Expedia Online Travel Services Company	3.7%
9.	Avid Technology Digital Nonlinear Editing Software & Systems	3.7%
10.	Janus Capital Group Manages Mutual Funds	3.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $50,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through December 31, 2006

This graph compares the results of $50,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$2,237.7 million

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter up 4.11% and returned 10.86% for the year. Fund performance, as expected, was between the S&P 500 Index and the Lehman Brothers U.S. Credit Intermediate Bond Index for both time periods (see Page 2 for index data). Fund returns fell short of the 5.99% quarterly gain and 12.77% annual gain of the Lipper Flexible Portfolio Funds Index.

We made two changes to the Fund in the fourth quarter. Effective December 22, 2006, we replaced Columbia Large Cap Value Fund with Columbia Marsico Growth Fund. While Columbia Large Cap Value Fund has a good track record, we believe shareholders will be better served by owning more of the large-cap growth sector. The new fund comprises 15% of Columbia Thermostat Fund's allocation of stock funds.

We also updated the Fund's stock/bond allocation table, increasing the scale by 100 S&P 500 points. This resulted in a 10% point hike in ownership of equity funds, and a 10% point reduction of bond funds. We made the change in order to reflect our estimates of S&P 500 earnings growth and possible market valuations.

As the following table illustrates, the equity portion of the portfolio had impressive gains in the quarter and for the full year. For the fourth quarter, the Fund's equity component was up 8.82% and, for the year, it was up 20.34%. Columbia Acorn International, which we added to Columbia Thermostat in 2005, posted top gains for both time periods.

Results of the Funds Owned in Columbia Thermostat Fund

at December 31, 2006

This table shows only the weightings as of the end of the quarter and the results of the funds held by the Fund at that date.

Equities Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/06
Columbia Acorn Fund	15%	7.66%	14.45%
Columbia Acorn Select	10%	10.51%	19.68%
Columbia Marsico Growth Fund[1]	15%	7.74%	7.18%
Columbia Acorn International	15%	14.45%	34.53%
Columbia Dividend Income Fund	20%	6.75%	20.07%
Columbia Large Cap Enhanced Core Fund	25%	7.27%	16.81%
Weighted Average Equity Return	100%	8.82%	20.34%
Fixed Income Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/06
Columbia Federal Securities Fund	30%	0.99%	3.74%
Columbia Intermediate Bond Fund	50%	1.52%	4.60%
Columbia Conservative High Yield Fund	20%	3.01%	6.17%
Weighted Average Income Return	100%	1.66%	4.66%

1Columbia Large Cap Value Fund was replaced by Columbia Marsico Growth Fund on December 22, 2006.

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 5, 2006:	35% stock, 65% bond
November 20, 2006:	30% stock, 70% bond
December 22, 2006:	40% stock, 60% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Investing in small- and mid-cap stocks may present special risks including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investments in foreign securities have special risks including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2006

Inception 9/25/02	1 year	3 year	Life of fund
Returns before taxes	10.86%	8.48%	11.51%
Returns after taxes on distributions	8.30	6.56	10.02
Returns after taxes on distributions and sale of fund shares	8.09	6.47	9.35
S&P 500 (pretax)	15.79	10.44	15.81
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)	4.49	3.32	4.68
Lipper Flexible Portfolio Funds Index (pretax)	12.77	9.51	13.38

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Thermostat Fund Asset Allocation

as a % of net assets as of 12/31/06

Columbia Thermostat Fund Portfolio Weightings

as a % of assets in each investment category
as of 12/31/06

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia Federal Securities Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through December 31, 2006

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500, the Lehman Brothers U.S. Credit Intermediate Bond Index and the Lipper Flexible Portfolio Funds Index. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$188.5 million

19

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Information
AMIS Holdings	1,950,000	2,425,000
Ceridian	2,800,000	3,460,000
Cogent Communications	0	1,000,000
Globalstar	0	600,000
II VI	1,913,000	2,025,000
Informatica	0	3,400,000
IPG Photonics	0	410,000
Kenexa	775,000	828,000
Littelfuse	915,000	1,135,000
NAVTEQ	600,000	1,100,000
Polycom	0	600,000
Sanmina-SCI	7,500,000	10,000,000
Sohu.com	554,000	650,000
Talx	0	443,000
Trimble Navigation	1,250,000	1,450,000
Varian	670,000	800,000
Consumer Goods & Services
Abercrombie & Fitch	2,450,000	3,140,000
Charming Shoppes	0	1,700,000
Chico's FAS	6,630,000	7,080,000
Heelys	0	150,000
J Crew Group	1,100,000	1,350,000
Knoll	1,703,000	1,809,000
NutriSystem	0	600,000
Pierre & Vacances (France)	76,500	110,000
Vail Resorts	2,110,000	2,390,000
Industrial Goods & Services
Administaff	1,300,000	1,670,000
American Reprographics	0	315,000
Ametek (includes the effect of a 3 for 2 stock split)	2,750,000	4,700,000
Armor Holdings	0	750,000
G&K Services	426,000	512,000
Ibiden (Japan)	193,800	558,000
K&F Industries Holdings	1,582,000	1,712,000
USG People (Netherlands)	650,000	925,000
Watsco	2,286,000	2,375,000
WW Grainger	1,200,000	1,300,000
Zumtobel (Austria)	0	373,000
Energy & Minerals
Atwood Oceanics	1,096,000	1,200,000
Enerflex Systems (Canada)	1,140,000	2,280,000
Fugro (Netherlands)	2,728,301	2,928,301
Rowan	1,411,000	1,611,000

	Number of Shares
	09/30/06	12/31/06
Finance
Aspen Insurance	0	1,650,000
BOK Financial	2,505,000	2,605,000
Chittenden	892,000	1,042,000
Conseco	0	1,000,000
East West Bancorp	400,000	690,000
Eaton Vance	4,200,000	5,500,000
Endurance Specialty Holdings	1,559,000	1,690,000
Glacier Bancorp (includes the effect of a 3 for 2 stock split)	2,720,000	4,080,000
HCC Insurance Holdings	2,330,000	3,125,000
Marlin Business Services	510,000	685,000
McGrath Rentcorp	1,042,000	1,212,000
Montpelier Re	0	1,100,000
Nuveen Investments	1,757,000	2,157,000
Stifel Financial	0	130,000
Health Care
Barrier Therapeutics	420,000	1,321,000
Cephalon	0	765,000
Collagenex Pharmaceuticals	400,000	830,000
Cooper	0	700,000
Dade Behring	0	550,000
Endo Pharmaceuticals	0	1,295,000
Eresearch Technology	2,250,000	2,300,000
Haemonetics	350,000	550,000
ICU Medical	1,000,000	1,083,000
The Medicines Company	0	600,000
Medicis Pharmaceutical	0	400,000
MGI Pharma	0	1,510,000
Nektar Therapeutics	1,360,000	2,360,000
Neurogen	0	655,000
Nuvelo	0	1,650,000
Omnicare	0	900,000
Orthofix International	732,500	942,500
Owens & Minor	650,000	1,200,000
PDL BioPharma	1,800,000	2,300,000
Polymedica	0	700,000
QLT	0	2,500,000
Viasys Healthcare	875,000	1,050,000
Other Industries
Parkway Properties	536,000	628,000

20

	Number of Shares
	09/30/06	12/31/06
Sales
Information
Alltel	1,600,000	1,300,000
Bally Technologies	3,900,000	3,500,000
ClickSoftware Technologies	917,000	0
Getty Images	400,000	300,000
infoUSA	2,285,000	1,696,000
Intermec	1,240,000	500,000
Kanbay International	500,000	0
Liberty Global Series A	1,750,000	1,500,000
M6-Metropole Television (France)	165,500	0
Micros Systems	1,800,000	1,400,000
Outdoor Channel Holdings	700,000	0
Phoenixtec Power (Taiwan)	11,976,000	0
PRIMEDIA	1,739,000	0
Progress Software	1,130,000	708,000
Rogers	870,000	620,000
Symbol Technologies	5,347,000	0
Tele2 (Sweden)	2,300,000	0
Telephone & Data Systems	980,000	700,000
Travelzoo	200,000	0
Vasco Data Security International	230,000	0
VitalStream Holdings	875,000	0
Consumer Goods & Services
Borders Group	750,000	0
Career Education	374,000	0
C&C Group (Ireland)	2,550,000	2,500,000
Four Seasons Hotels (Canada)	915,000	643,000
Intrawest (Canada)	900,000	0
Lincoln Technical Institute	244,000	100,000
Michaels Stores	2,760,000	0
Mohawk Industries	765,000	0
Nobia (Sweden)	1,398,000	1,048,000
PETCO Animal Supplies	2,250,000	0
Station Casinos	1,400,000	540,000
Industrial Goods & Services
Forward Air	2,000,000	1,900,000
Gardner Denver	1,350,000	600,000
Grafton Group (Ireland)	3,500,000	3,000,000
Hyundai Mobis (South Korea)	267,000	0
Novozymes (Denmark)	730,000	590,000
NuCo2	1,031,000	510,000
Oshkosh Truck	212,000	0
Poyry (Finland)	740,000	0
Tenaris (Argentina)	1,064,000	0

	Number of Shares
	09/30/06	12/31/06
Finance
Anglo Irish Bank (Ireland)	3,500,000	3,000,000
Cascade Bancorp	370,000	300,000
Cass Information Systems	46,001	8,000
City Bank/Lynnwood WA	413,000	0
Depfa Bank (Germany)	2,275,000	1,425,000
First Financial Bankshares	406,000	286,000
Great Southern Bancorp	796,000	663,000
Komercni Banka (Czech Republic)	250,000	0
SY Bancorp	304,000	219,000
Energy & Minerals
Chicago Bridge & Iron	953,000	0
Helmerich & Payne	714,000	0
Maritrans	600,000	0
Newpark Resources	2,860,000	2,580,000
Pride International	2,300,000	1,520,000
Tullow Oil (United Kingdom)	13,500,000	9,315,000
Veritas DGC	225,000	0
Health Care
Arena Pharmaceuticals	1,429,000	1,179,000
Coventry Health Care	707,000	500,000
Exelixis	3,230,000	388,000
Hogy Medical (Japan)	390,000	0
Intermagnetics General	1,770,000	0
Intermune	1,116,000	0
Keryx Biopharmaceuticals	1,135,000	0
Lincare Holdings	2,491,000	1,991,000
Maxygen	1,585,000	0
Rigel Pharmaceuticals	1,275,000	0
Synthes (Switzerland)	350,000	315,000
Tercica	1,500,000	0

21

Columbia Acorn Fund

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 94.9%
Information 23.8%
	> Business Software 3.8%
2,750,000	Kronos (b)(c)	$101,035
	Labor Management Solutions
12,000,000	Novell (b)	74,400
	Directory, Operating System & Identity Management Software
1,400,000	Micros Systems (b)	73,780
	Information Systems for Restaurants & Hotels
1,800,000	Avid Technology (b)	67,068
	Digital Nonlinear Editing Software & Systems
2,500,000	Witness Systems (b)(c)	43,825
	Customer Experience Management Software
2,400,000	Parametric Technology (b)	43,248
	Engineering Software & Services
3,400,000	Informatica (b)	41,514
	Enterprise Data Integration Software
6,000,000	Actuate (b)(c)	35,640
	Information Delivery Software & Solutions
2,131,000	Concur Technologies (b)(c)	34,181
	Web Enabled Cost & Expense Management Software
1,800,000	Cadence Design Systems (b)	32,238
	Electronic Design Automation
828,000	Kenexa (b)	27,539
	Human Capital Management (HCM) Software
2,500,000	Radiant Systems (b)(c)	26,100
	Point of Sale Systems: Convenient Stores & Restaurants
3,000,000	Lawson Software (b)	22,170
	Enterprise Resource Planning (ERP) Software
3,500,000	Agile Software (b)(c)	21,525
	Product Design Software
5,600,000	Indus International (b)(c)	21,224
	Enterprise Asset Management Software
1,490,000	JDA Software (b)(c)	20,517
	Application/Software & Services for Retailers
708,000	Progress Software (b)	19,775
	Application Development Software
1,500,000	webMethods (b)	11,040
	Enterprise Applications Integration Tools
3,500,000	Tumbleweed Communications (b)(c)	9,205
	Email Content Security & File Transfer Management
		726,024
	> Computer Hardware & Related Equipment 2.9%
1,620,000	Amphenol	100,570
	Electronic Connectors
1,945,000	Belden CDT	76,030
	Specialty Cable
2,025,000	II VI (b)(c)	56,579
	Laser Components
1,634,000	Nice Systems (Israel) (b)	50,294
	Audio & Video Recording Solutions
620,000	Rogers (b)	36,673
	PCB Laminates & High-performance Foams
230,000	Wincor Nixdorf (Germany)	35,778
	Retail POS Systems & ATM Machines

Number of Shares		Value (000)
9,956,115	Advantech (Taiwan)	$35,774
	Embedded Computers
1,027,000	Avocent (b)	34,764
	Computer Control Switches
900,000	Netgear (b)	23,625
	Networking Products for Small Business & Home
1,310,000	CTS	20,567
	Electronic Components, Sensors & Electronics Manufacturing Solutions
1,875,000	Seachange International (b)(c)	19,162
	Systems for Video on Demand & Ad Insertion
530,000	Zebra Technologies (b)	18,439
	Bar Code Printers
375,000	Diebold	17,475
	Automated Teller Machines
625,000	Excel Technology (b)(c)	15,994
	Laser Systems & Electro-optical Components
500,000	Intermec (b)	12,135
	Bar Code & Wireless LAN Systems
		553,859
	> Mobile Communications 2.6%
4,500,000	Crown Castle International (b)	145,350
	Communications Towers
3,500,000	American Tower (b)	130,480
	Communications Towers in USA & Mexico
1,300,000	Alltel	78,624
	Cellular Telephone Services
8,000,000	Dobson Communications (b)(c)	69,680
	Rural & Small City Cellular Telephone Services
700,000	Telephone & Data Systems	38,031
	Cellular & Wireline Telephone Services
2,500,000	Openwave Systems (b)	23,075
	Internet Software for Mobile Devices
600,000	Globalstar (b)	8,346
	Satellite Mobile Voice & Data Carrier
		493,586
	> Instrumentation 1.6%
2,800,000	Flir Systems (b)	89,124
	Infrared Cameras
1,450,000	Trimble Navigation (b)	73,558
	GPS-based Instruments
750,000	Mettler Toledo (b)	59,138
	Laboratory Equipment
711,000	Dionex (b)	40,321
	Ion & Liquid Chromatography
800,000	Varian (b)	35,832
	Analytical Instruments
410,000	IPG Photonics	9,840
	Fiber Lasers
		307,813
	> CATV 1.5%
4,015,000	Discovery Holding (b)	64,601
	CATV Programming
2,050,000	Liberty Global Series C (b)	57,400
	Cable TV Franchises Outside the USA
70,000	Jupiter Telecommunications (Japan) (b)	56,162
	Largest Cable Service Provider in Japan
1,500,000	Liberty Global Series A (b)	43,725
	Cable TV Franchises Outside the USA

22

Number of Shares		Value (000)
	> CATV—continued
8,000,000	Gemstar-TV Guide International (b)	$32,080
	TV Program Guides & CATV Programming
655,000	Liberty Media Corp - Interactive (b)	14,128
	CATV & E-Commerce
130,000	Liberty Media Corp - Capital (b)	12,738
	CATV Holding Company
1,250,000	Mediacom Communications (b)	10,050
	Cable Television Franchises
		290,884
	> Gaming Equipment & Services 1.4%
2,750,000	International Game Technology	127,050
	Slot Machines & Progressive Slots
3,500,000	Bally Technologies (b)(c)	65,380
	Slot Machines & Software
2,430,000	Shuffle Master (b)(c)	63,666
	Card Shufflers & Casino Games
500,000	Scientific Games (b)	15,115
	Lottery Services Provider
		271,211
	> Semiconductors & Related Equipment 1.4%
3,865,000	Integrated Device Technology (b)	59,830
	Communications Semiconductors
4,425,000	Entegris (b)	47,878
	Semiconductor Wafer Shipping & Handling Products
1,135,000	Littelfuse (b)(c)	36,184
	Little Fuses
1,425,000	Microsemi (b)	28,001
	Analog/Mixed Signal Semiconductors
690,000	Supertex (b)(c)	27,083
	Mixed-signal Semiconductors
2,425,000	AMIS Holdings (b)	25,632
	Mixed-signal Semiconductors
4,439,544	Novatek Microelectronics (Taiwan)	20,114
	LCD Related Integrated Circuits Designer
1,905,000	IXYS (b)(c)	16,955
	Power Semiconductors
		261,677
	> Business Information & Marketing Services 1.2%
3,460,000	Ceridian (b)	96,811
	HR Services & Payment Processing
1,900,000	Navigant Consulting (b)	37,544
	Financial Consulting Firm
916,000	Fair Isaac	37,236
	Credit Scoring & Decision Analytic Software
2,000,000	ProQuest (b)(c)	20,900
	Information Services for Education & Automotive Markets
1,696,000	infoUSA	20,199
	Business Data for Sales Leads
300,000	Getty Images (b)	12,846
	Photographs for Publications & Electronic Media
		225,536
	> Financial Processors 1.1%
2,774,000	Global Payments	128,436
	Credit Card Processor

Number of Shares		Value (000)
6,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	$71,002
	Hong Kong Equity & Derivatives Market Operator
600,000	Cubic	13,020
	Revenue Collection & Defense Systems
		212,458
	> Internet Related 1.0%
3,000,000	ValueClick (b)	70,890
	Internet Advertising
9,500,000	SkillSoft Publishing (b)(c)	58,995
	Web-based Learning Solutions (E-Learning)
4,000,000	CNET Networks (b)	36,360
	Internet Advertising on Niche Websites
650,000	Sohu.com (China ) (b)	15,600
	Chinese Internet Portal/Online Advertising
		181,845
	> Telecommunications Equipment 0.9%
13,600,000	Tellabs (b)	139,536
	Telecommunications Equipment
600,000	Polycom (b)	18,546
	Video Conferencing Equipment
1,510,000	Symmetricom (b)	13,469
	Network Timing & Synchronization Devices
		171,551
	> Computer Services 0.7%
1,350,000	SRA International (b)	36,099
	Government IT Services
5,000,000	iGate Capital (b)(c)	34,400
	IT & Business Process Outsourcing Services
4,000,000	BearingPoint (b)	31,480
	Business Consulting & Technology Strategy
4,600,000	AnswerThink Consulting (b)(c)	14,168
	IT Integration & Best Practice Research
443,000	TALX	12,160
	Outsourced Human Resource Services
		128,307
	> Telephone Services 0.7%
4,500,000	Time Warner Telecom (b)	89,685
	Fiber Optic Telephone/Data Services
1,500,000	Windstream	21,330
	Rural Telephone Franchises
1,000,000	Cogent Communications (b)	16,220
	Internet Data Pipelines
		127,235
	> Contract Manufacturing 0.5%
1,705,000	Jabil Circuit	41,858
	Electronic Manufacturing Services
10,000,000	Sanmina-SCI (b)	34,500
	Electronic Manufacturing Services
1,020,000	Plexus (b)	24,357
	Electronic Manufacturing Services
		100,715
	> Television Programming 0.5%
1,423,100	Alliance Atlantis Communication (Canada) (b)	61,603
	CATV Channels, TV/Movie Production/Distribution

23

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Television Programming—continued
3,000,000	Lions Gate Entertainment (b)	$32,190
	Film & TV Studio
		93,793
	> Consumer Software 0.5%
2,300,000	THQ (b)	74,796
	Entertainment Software
1,000,000	Activision (b)	17,240
	Entertainment Software
		92,036
	> Electronics Distribution 0.5%
3,100,000	Avnet (b)	79,143
	Electronic Components Distribution
710,000	Agilysys	11,885
	IT Distributor
		91,028
	> Radio 0.3%
1,541,000	Salem Communications (c)	18,415
	Radio Stations for Religious Programming
1,500,000	Cumulus Media (b)	15,585
	Radio Stations in Small Cities
1,400,000	Saga Communications (b)(c)	13,454
	Radio Stations in Small- & Mid-sized Cities
2,400,000	Spanish Broadcasting System (b)(c)	9,864
	Spanish Language Radio Stations
		57,318
	> Satellite Broadcasting & Services 0.3%
2,755,000	SES Global (France)	48,930
	Satellite Broadcasting Services
		48,930
	> Publishing 0.2%
1,100,000	NAVTEQ (b)	38,467
	Map Data for Electronic Devices
		38,467
	> TV Broadcasting 0.2%
2,500,000	Entravision Communications (b)	20,550
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	12,828
	Mid Market Affiliated TV Stations
		33,378
	Information Total	4,507,651
Consumer Goods & Services 18.8%
	> Retail 4.2%
3,140,000	Abercrombie & Fitch	218,638
	Teen Apparel Retailer
7,080,000	Chico's FAS (b)	146,485
	Women's Specialty Retail
4,600,000	Urban Outfitters (b)	105,938
	Apparel & Home Specialty Retailer
3,743,000	Christopher & Banks (c)	69,844
	Women's Apparel Retailer
1,350,000	J Crew Group (b)	52,043
	Multi-channel Branded Retailer
1,400,000	Williams-Sonoma	44,016
	Home Goods & Furnishing Retailer

Number of Shares		Value (000)
1,223,000	AnnTaylor Stores (b)	$40,163
	Women's Apparel Retailer
1,630,000	Rona (Canada) (b)	29,353
	Leading Canadian Do-it-yourself Retailer
775,000	Genesco (b)	28,908
	Multi-concept Branded Footwear Retailer
1,700,000	Charming Shoppes (b)	23,001
	Women'S Specialty Plus Size Apparel Retailer
3,500,000	Edgars Consolidated Stores (South Africa)	19,423
	Retail Conglomerate
1,200,000	Gaiam (b)(c)	16,416
	Healthy Living Catalogs & E-Commerce
		794,228
	> Apparel 2.5%
7,330,000	Coach (b)	314,897
	Designer & Retailer of Branded Leather Accessories
2,268,000	Carter's (b)	57,834
	Children's Branded Apparel
919,000	Oxford Industries (c)	45,628
	Branded & Private Label Apparel
3,000,000	Billabong International (Australia)	41,230
	Action Sports Apparel Brand Manager
900,000	True Religion Apparel (b)	13,779
	Premium Denim
150,000	Heelys	4,816
	Wheeled Footwear
		478,184
	> Other Consumer Services 2.4%
2,250,000	ITT Educational Services (b)(c)	149,332
	Post-secondary Degree Programs
5,400,000	ServiceMaster	70,794
	Lawn Care, Pest Control, Commercial Disaster Responce
1,275,000	Weight Watchers International	66,976
	Weight Loss Programs
600,000	NutriSystem (b)	38,034
	Weight Loss Program
1,500,000	Universal Technical Institute (b)(c)	33,315
	Vocational Training
800,000	Regis	31,632
	Hair Salons
1,530,000	Central Parking	27,540
	Owner, Operator, Manager of Parking Lots & Garages
110,000	Pierre & Vacances (France)	13,481
	Vacation Apartment Lets
2,550,000	Princeton Review (b)(c)	13,464
	College Preparation Courses
100,000	Lincoln Technical Institute (b)	1,349
	Vocational Training
		445,917
	> Leisure Products 2.2%
1,751,000	Harley-Davidson	123,393
	Motorcycles & Related Merchandise
1,416,000	Speedway Motorsports	54,374
	Motorsport Racetrack Owner & Operator
1,025,000	International Speedway	52,316
	Largest Motorsports Racetrack Owner & Operator

24

Number of Shares		Value (000)
	> Leisure Products—continued
1,032,000	RC2 (b)	$45,408
	Toys, Infant Products & Collectibles
900,000	Polaris Industries	42,147
	Leisure Vehicles & Related Products
4,690,000	Fleetwood Enterprises (b)(c)	37,098
	RV & Manufactured Home Maker
690,000	Winnebago	22,708
	Premier Motorhome Maker
441,000	Thor Industries	19,400
	RV & Bus Manufacturer
600,000	Callaway Golf	8,646
	Premium Golf Clubs & Balls
		405,490
	> Nondurables 1.6%
2,740,000	Scotts Miracle-Gro	141,521
	Consumer Lawn & Garden Products
1,650,000	Jarden (b)	57,404
	Branded Household Products
1,010,000	Chattem (b)(c)	50,581
	Personal Care Products
1,800,000	Helen of Troy (b)(c)	43,668
	Hair Dryers & Curling Irons
1,100,000	Natura Cosmeticos (Brazil)	15,262
	Direct Retailer of Cosmetics
		308,436
	> Furniture & Textiles 1.4%
2,550,000	HNI (c)	113,246
	Office Furniture & Fireplaces
2,068,000	Herman Miller	75,192
	Office Furniture
1,048,000	Nobia (Sweden)	40,326
	Kitchen Cabinet Manufacturing & Distribution
1,809,000	Knoll	39,798
	Office Furniture
		268,562
	> Casinos & Gaming 1.3%
3,200,000	Pinnacle Entertainment (b)(c)	106,048
	Regional Casino Operator
1,700,000	Penn National Gaming (b)	70,754
	Regional Casino Operator
540,000	Station Casinos	44,102
	Las Vegas Locals Casinos
690,000	Intralot (Greece)	24,133
	Lottery & Gaming Systems/Services
226,000	Lakes Entertainment (b)	2,439
	Native American Casinos Development
		247,476
	> Travel 1.3%
2,390,000	Vail Resorts (b)(c)	107,120
	Ski Resort Operator & Developer
4,000,000	Expedia (b)	83,920
	Online Travel Services Company
643,000	Four Seasons Hotels (Canada)	52,719
	Luxury Hotel Operator
		243,759

Number of Shares		Value (000)
	> Restaurants 0.7%
2,145,000	Sonic (b)	$51,373
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (b)(c)	35,850
	Casual Dining Restaurant
1,600,000	AFC Enterprises (b)(c)	28,272
	Popeyes Restaurants
800,000	Cheesecake Factory (b)	19,680
	Casual Dining Restaurants
		135,175
	> Consumer Goods Distribution 0.5%
2,500,000	Pool	97,925
	Distributor of Swimming Pool Supplies & Equipment
		97,925
	> Food & Beverage 0.4%
2,500,000	C&C Group (Ireland)	44,372
	Beverage Company
1,000,000	IAWS Group (Ireland)	25,607
	Baked Goods
		69,979
	> Other Durable Goods 0.2%
14,999,300	Techtronic Industries (Hong Kong)	19,415
	Power Tools & Motorized Appliances
900,000	Champion Enterprises (b)	8,424
	Manufactured Homes
5,700,000	Ducati Motor (Italy) (b)	6,914
	Motorcycles & Related Merchandise
172,000	Cavco Industries (b)	6,027
	Higher End Manufactured Homes
		40,780
	> Cruise Lines 0.1%
400,000	Carnival	19,620
	Largest Cruise Line
		19,620
	Consumer Goods & Services: Total	3,555,531
Industrial Goods & Services 17.2%
	> Machinery 5.6%
4,700,000	Ametek	149,648
	Aerospace/Industrial Instruments
3,600,000	Donaldson	124,956
	Industrial Air Filtration
3,500,000	Clarcor (c)	118,335
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (b)(c)	99,968
	Automatic Electric Meter Readers
2,850,000	Pentair	89,490
	Pumps, Water Treatment & Tools
2,500,000	Pall	86,375
	Filtration & Fluids Clarification
1,900,000	Mine Safety Appliances (c)	69,635
	Safety Equipment
1,250,000	Nordson	62,287
	Dispensing Systems for Adhesives & Coatings
1,100,000	Kaydon	43,714
	Specialized Friction & Motion Control Products
750,000	Armor Holdings (b)	41,137
	Military Trucks, Armor & Helmets

25

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Machinery—continued
1,712,000	K&F Industries Holdings (b)	$38,880
	Aircraft Wheels, Brakes & Fuel Tank Bladders
833,000	Toro	38,843
	Turf Maintenance Equipment
2,100,000	Goodman Global (b)	36,120
	HVAC Equipment Manufacturer
253,600	Neopost (France)	31,847
	Postage Meter Machines
600,000	Gardner Denver (b)	22,386
	Air Compressors, Blowers & Pumps
		1,053,621
	> Other Industrial Services 2.6%
5,500,000	Expeditors International of Washington	222,750
	International Freight Forwarder
3,200,000	UTI Worldwide	95,680
	Global Logistics & Freight Forwarding
1,900,000	Forward Air (c)	54,967
	Freight Transportation Between Airports
1,650,000	Mobile Mini (b)	44,451
	Portable Storage Units Leasing
374,000	Imtech (Netherlands)	23,770
	Engineering & Technical Services
512,000	G&K Services	19,912
	Uniform Rental
655,000	TAL International Group	17,482
	Intermodal Freight Containers Leasing
315,000	American Reprographics (b)	10,493
	Document Management & Logistics
		489,505
	> Industrial Distribution 1.8%
2,375,000	Watsco (c)	112,005
	HVAC Distribution
1,300,000	WW Grainger	90,922
	Industrial Distribution
1,925,000	Airgas	78,001
	Industrial Gas Distributor
3,000,000	Grafton Group (Ireland)	50,139
	Builders Materials Wholesaling & Do-it-yourself Retailing
510,000	NuCo2 (b)	12,541
	Bulk Co2 Gas Distribution to Restaurants
		343,608
	> Construction 1.6%
1,900,000	Florida Rock	81,795
	Aggregates & Concrete
2,200,000	Simpson Manufacturing	69,630
	Wall Joint Maker
650,000	Martin Marietta Materials	67,541
	Aggregates
30,000	Geberit (Switzerland)	46,222
	Plumbing Supplies
1,000,000	Kingspan Group (Ireland)	26,492
	Building Insulation & Environmental Containers
90,000	Ciments Francais (France)	17,283
	Leading French & Emerging Markets Cement Producer
		308,963

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 1.4%
2,700,000	Spartech (c)	$70,794
	Plastics Distribution & Compounding
590,000	Novozymes (Denmark)	50,579
	Industrial Enzymes
28,000	Sika (Switzerland)	43,410
	Chemicals for Construction & Industrial Applications
1,228,000	Drew Industries (b)(c)	31,940
	RV & Manufactured Home Components
195,000	Sociedad Quimica y Minera de Chile (Chile)	26,436
	Producer of Specialty Fertilizers, Lithium & Iodine
400,000	Carbone Lorraine (France)	22,482
	Advanced Industrial Materials
200,000	Imerys (France)	17,746
	Industrial Minerals Producer
431,000	Koninklijke TenCate (Netherlands)	13,187
	Advanced Textiles & Industrial Fabrics
		276,574
	> Electrical Components 1.1%
1,963,000	Genlyte Group (b)(c)	153,330
	Commercial Lighting Fixtures
1,125,000	Ushio (Japan)	23,157
	Industrial Light Sources
700,000	Legrand (France) (b)	20,514
	Electrical Components
373,000	Zumtobel (Austria) (b)	11,869
	Lighting Systems
		208,870
	> Outsourcing Services 1.1%
1,670,000	Administaff (c)	71,426
	Professional Employer Organization
2,500,000	Quanta Services (b)	49,175
	Electrical & Telecom Construction Services
925,000	USG People (Netherlands)	40,196
	Temporary Staffing Services
2,000,000	Labor Ready (b)	36,660
	Temporary Manual Labor
600,000	GP Strategies (b)	4,980
	Training Programs
		202,437
	> Conglomerates 0.8%
766,000	Aalberts Industries (Netherlands)	66,219
	Flow Control & Heat Treatment
1,350,000	Hexagon (Sweden)	57,470
	Measurement Equipment & Polymers
558,000	Ibiden (Japan)	28,185
	Electronic Parts & Ceramics
		151,874
	> Steel 0.8%
2,860,000	Gibraltar Industries (c)	67,239
	Steel Processing
2,300,000	Worthington Industries	40,756
	Steel Processing
135,000	Vallourec (France)	38,989
	Oil, Gas & Industrial Seamless Tubes
		146,984

26

Number of Shares		Value (000)
	> Waste Management 0.4%
1,700,000	Waste Connections (b)	$70,635
	Solid Waste Management
		70,635
	Industrial Goods & Services: Total	3,253,071
Finance 14.3%
	> Insurance 4.2%
3,125,000	HCC Insurance Holdings	100,281
	Specialty Insurance
2,040,000	Philadelphia Consolidated Holding (b)	90,902
	Specialty Insurance
149,000	Markel (b)	71,535
	Specialty Insurance
1,200,000	Assurant	66,300
	Specialty Insurance
1,690,000	Endurance Specialty Holdings	61,820
	Commercial Lines Insurance/Reinsurance
1,748,000	Leucadia National	49,294
	Insurance Holding Company
995,000	Protective Life	47,262
	Life Insurance
1,650,000	Aspen Insurance	43,494
	Commercial Lines Insurance/Reinsurance
710,000	Selective Insurance Group	40,676
	Commercial & Personal Lines Insurance
1,550,000	United America Indemnity (b)(c)	39,262
	Specialty Insurance
740,000	Stancorp Financial Group	33,337
	Group Life & Disability Insurance
570,000	RLI	32,159
	Specialty Insurance
750,000	Delphi Financial Group	30,345
	Group Employee Benefit Products & Services
600,000	National Financial Partners	26,382
	Distributor of Life Insurance, Group Benefits & Investment Advisory Services
500,000	April Group (France)	24,018
	Insurance Policy Construction
1,100,000	Montpelier Re	20,471
	Commercial Lines Insurance/Reinsurance
1,000,000	Conseco (b)	19,980
	Life, Long-Term Care & Medical Supplement Insurance
		797,518
	> Banks 4.2%
2,605,000	BOK Financial	143,223
	Tulsa Based S.W. Bank
3,600,000	Associated Banc-Corp	125,568
	Midwest Bank
4,080,000	Glacier Bancorp (c)	99,715
	Mountain States Bank
3,156,000	TCF Financial	86,538
	Great Lakes Bank
2,850,000	Northern Rock (United Kingdom)	65,544
	Lowest Cost Mortgage Bank in UK
3,000,000	Anglo Irish Bank (Ireland)	62,202
	Small Business & Middle Market Banking
1,320,000	West Coast Bancorp (c)	45,725
	Portland Small Business Bank

Number of Shares		Value (000)
1,042,000	Chittenden	$31,979
	Vermont & Western Massachusetts Banks
1,425,000	Depfa Bank (Germany)	25,559
	Investment Banker to Public Authorities
690,000	East West Bancorp	24,440
	LA Bank with Chinese Focus
663,000	Great Southern Bancorp	19,565
	Missouri Real Estate Lender
949,000	West Bancorporation (c)	16,873
	Des Moines Commercial Bank
286,000	First Financial Bankshares	11,972
	West Texas Bank
300,000	Cascade Bancorp	9,309
	Central Oregon Bank
400,000	First Mutual Bancshares (c)	9,272
	Seattle Community Bank
219,000	SY Bancorp	6,132
	Louisville Bank
150,000	Greene County Bancshares	5,960
	Tennessee Bank
8,000	Cass Information Systems	289
	Payables Outsourcer
		789,865
	> Brokerage & Money Management 2.4%
5,500,000	Eaton Vance	181,555
	Specialty Mutual Funds
2,464,000	SEI Investments	146,756
	Mutual Fund Administration & Investment Management
2,157,000	Nuveen Investments	111,905
	Money Management
450,000	Investment Technology Group (b)	19,296
	Electronic Trading
130,000	Stifel Financial (b)	5,100
	Traditional Middle-American Broker
		464,612
	> Finance Companies 1.8%
6,500,000	AmeriCredit (b)(c)	163,605
	Auto Lending
1,500,000	World Acceptance (b)(c)	70,425
	Personal Loans
1,212,000	McGrath Rentcorp	37,124
	Temporary Space & IT Equipment Rentals
1,119,000	Electro Rent (b)	18,687
	Test & Measurement Rentals
685,000	Marlin Business Services (b)(c)	16,461
	National Small Equipment Leasing
250,000	Banca Italease (Italy)	14,526
	Italian Leasing & Factoring Leader
900,000	Paragon Group (United Kingdom)	11,775
	UK Buy-to-let Finance Company
		332,603
	> Savings & Loans 1.7%
4,326,000	People's Bank Bridgeport	193,026
	Connecticut Savings & Loan
1,700,000	Housing Development Finance (India)	62,617
	Indian Mortgage Lender
1,178,000	Anchor Bancorp Wisconsin (c)	33,950
	Wisconsin Thrift

27

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Savings & Loans—continued
1,285,000	Washington Federal	$30,236
	Traditional Thrift
360,000	Provident New York Bancorp	5,393
	New York State Thrift
		325,222
	Finance: Total	2,709,820
Energy & Minerals 8.0%
	> Oil & Gas Producers 3.7%
2,700,000	Ultra Petroleum (b)	128,925
	Oil & Gas Producer
2,500,000	XTO Energy	117,625
	Oil & Gas Producer
2,400,000	Equitable Resources	100,200
	Natural Gas Producer & Utility
4,900,000	Talisman Energy (Canada)	83,197
	Oil & Gas Producer
9,315,000	Tullow Oil (United Kingdom)	72,571
	Oil & Gas Producer
2,000,000	Southwestern Energy (b)	70,100
	Natural Gas Producer
1,500,000	Range Resources	41,190
	Oil & Gas Producer
850,000	St. Mary Land & Exploration	31,314
	Oil & Gas Producer
3,200,000	Vaalco Energy (b)(c)	21,600
	Oil & Gas Producer
700,000	Denbury Resources (b)	19,453
	Oil Producer Using Co2 Injection
1,200,000	McMoran Exploration (b)	17,064
	Natural Gas Producer & Developer
		703,239
	> Oil Services 3.2%
2,820,000	FMC Technologies (b)	173,797
	Oil & Gas Well Head Manufacturer
2,928,301	Fugro (Netherlands)	139,874
	Oilfield Services
1,200,000	Atwood Oceanics (b)	58,764
	Offshore Drilling Contractor
1,611,000	Rowan	53,485
	Offshore Drilling Contractor
1,520,000	Pride International (b)	45,615
	Offshore Drilling Contractor
2,400,000	Key Energy Services (b)	37,560
	Well Workover Services
1,190,000	Tetra Technologies (b)	30,440
	U.S.-based Services Company with Life of Field Approach
750,000	CARBO Ceramics	28,028
	Natural Gas Well Stimulants
2,280,000	Enerflex Systems (Canada) (c)	21,604
	Natural Gas Compresser Rental & Fabrication
2,580,000	Newpark Resources (b)	18,602
	Drilling Fluid Services
		607,769
	> Mining 0.6%
13,100,000	UrAsia Energy (Canada) (b)(e)	60,324
	Uranium Mining in Kazakhstan

Number of Shares		Value (000)
2,900,000	Jubilee Mines (Australia)	$36,126
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (b)	9,862
	Copper Mine Project in Mongolia
		106,312
	> Oil Refining, Marketing & Distribution 0.3%
966,000	Atmos Energy	30,825
	Dallas Natural Gas Utility
435,000	Oneok	18,757
	Natural Gas Distribution, Pipeline Processing & Trading
19,000	Dynegy (b)	138
	Energy Trading & Generation
		49,720
	> Agricultural Commodities 0.2%
550,000	Aracruz Celulose (Brazil)	33,682
	Brazilian Hardwood Pulp Producer
35,000,000	Global Bio-chem Technology Group (China )	11,776
	Refiner of Corn-based Commodities
		45,458
	Energy & Minerals: Total	1,512,498
Health Care 7.8%
	> Health Care Services 2.4%
1,991,000	Lincare Holdings (b)	79,321
	Home Health Care Services
1,000,000	Rhoen-Klinikum (Germany)	48,486
	Health Care Services
410,000	OPG Groep (Netherlands)	48,174
	Health Care Supplies & Pharmacies
1,085,000	Charles River Laboratories (b)	46,926
	Pharmaceutical Research
2,250,000	PSS World Medical (b)	43,943
	Medical Supplies Distributor
1,125,000	LCA-Vision (c)	38,655
	Lasik Surgery Centers
900,000	Omnicare	34,767
	Pharmacy Services For Nursing Homes
1,150,000	United Surgical Partners (b)	32,603
	Outpatient Surgery Center
500,000	Coventry Health Care (b)	25,025
	HMO
808,000	PRA International (b)	20,418
	Contract Research Organization
2,300,000	Eresearch Technology (b)	15,479
	Clinical Research Services
1,433,000	Dendrite International (b)	15,347
	Software for Pharmaceutical Sales Force Automation
		449,144
	> Medical Equipment & Devices 1.5%
942,500	Orthofix International (b)(c)	47,125
	Bone Fixation & Stimulation Devices
1,000,000	Edwards Lifesciences (b)	47,040
	Heart Valves
870,000	Vital Signs (c)	43,430
	Anesthesia, Respiratory & Sleep Products
315,000	Synthes (Switzerland)	37,549
	Products for Orthopedic Surgery

28

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,050,000	Viasys Healthcare (b)	$29,211
	Respiratory & Neurology Medical Equipment
550,000	Haemonetics (b)	24,761
	Blood & Plasma Collection Equipment
205,000	Essilor International (France)	21,988
	Eyeglass Lenses
550,000	Dade Behring	21,896
	Clinical Diagnostics Supplier
552,000	Advanced Medical Optics (b)	19,430
	Medical Devices for Eye Care
		292,430
	> Biotechnology & Drug Delivery 1.5%
2,300,000	PDL BioPharma (b)	46,322
	Proprietary Monoclonal Antibodies
2,360,000	Nektar Therapeutics (b)	35,895
	Drug Delivery Technologies
2,880,000	Ligand Pharmaceuticals (b)	31,536
	Drugs for Pain, Cancer, Osteoporosis & Diabetes
2,000,000	Medarex (b)	29,580
	Humanized Antibodies
1,780,000	Array Biopharma (b)	22,998
	Drugs for Cancer & Inflammatory Diseases
1,650,000	Human Genome Sciences (b)	20,526
	Drug Discovery/Development
1,179,000	Arena Pharmaceuticals (b)	15,221
	Novel Drug Targeting Technology
2,000,000	Cytokinetics (b)(c)	14,960
	Drugs for Cancer & Heart Failure
2,300,000	Seattle Genetics (b)	12,259
	Antibody-based Therapies for Cancer
2,520,000	Decode Genetics (b)	11,416
	Drugs for Heart Attack, Asthma & Vascular Disease
3,100,000	Lexicon Genetics (b)	11,191
	Drug Discovery
1,650,000	Nuvelo (b)	6,600
	Development-Stage Biotech Focused On Cardiovascular/Cancer
1,750,000	Genitope (b)	6,160
	Cancer Vaccine
655,000	Neurogen (b)	3,897
	Development-Stage Biotech Focused On Neurology
388,000	Exelixis (b)	3,492
	Treatments for Cancer & Metabolic Disorders
1,249,999	Perlegen Sciences (e)	3,375
	Large Scale Gene Sequencing
1,100,000	La Jolla Pharmaceutical (b)	3,333
	Lupus Treatment
1,875,000	Locus Discovery, Series D, Pfd. (b)(e)	512
	High Throughput Rational Drug Design
359,944	Microdose (e)	360
	Drug Inhaler Development
		279,633
	> Medical Supplies 1.3%
1,910,000	Cytyc (b)	54,053
	Consumables Related to Women's Health
1,083,000	ICU Medical (b)(c)	44,056
	Intravenous Therapy Products
1,200,000	Owens & Minor	37,524
	Distribution of Medical Supplies

Number of Shares		Value (000)
905,000	Arrow International	$32,019
	Disposable Catheters
700,000	Cooper	31,150
	Contact Lens Manufacturer
700,000	Polymedica	28,287
	Diabetes Supply Distributor
486,000	Techne (b)	26,949
	Cytokines, Antibodies & Other Reagents for Life Science
		254,038
	> Pharmaceuticals 1.1%
765,000	Cephalon (b)	53,864
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
1,295,000	Endo Pharmaceuticals (b)	35,716
	Specialty Pharmaceuticals for Pain Management
1,510,000	MGI Pharma (b)	27,799
	Specialty Pharmaceuticals for Oncology & Acute Care
2,500,000	QLT (b)	21,150
	Specialty Pharmaceuticals – Ophthalmology & Dermatology
4,000,000	United Drug (Ireland)	20,968
	Irish Pharmaceutical Wholesaler & Outsourcer
600,000	The Medicines Company (b)	19,032
	Specialty Pharmaceuticals – Cardiovascular
400,000	Medicis Pharmaceutical	14,052
	Specialty Pharmaceuticals – Dermatology
830,000	Collagenex Pharmaceuticals (b)	11,595
	Specialty Pharmaceuticals for Dermatology
1,321,000	Barrier Therapeutics (b)	9,960
	Specialty Pharmaceuticals for Dermatology
		214,136
	Health Care: Total	1,489,381
Other Industries 5.0%
	> Real Estate 4.1%
1,760,000	Gaylord Entertainment (b)	89,637
	Convention Hotels
650,000	SL Green Realty	86,307
	Manhattan Office Buildings
5,850,000	Highland Hospitality (c)	83,362
	Hotel Owner
1,398,000	Forest City Enterprises, Cl. B (c)	81,559
	Commercial & Residential Property Developer
1,320,000	General Growth Properties	68,944
	Regional Shopping Malls
3,700,000	DiamondRock Hospitality	66,637
	Hotel Owner
635,000	Macerich Company	54,972
	Regional Shopping Malls
575,000	Federal Realty Investment Trust	48,875
	Shopping Centers
1,020,000	Brandywine Realty	33,915
	Office Buildings
628,000	Parkway Properties	32,034
	Office Buildings
1,720,000	Kite Realty Group (c)	32,026
	Community Shopping Centers
850,000	Digital Realty Trust	29,096
	Technology-focused Office Buildings

29

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate—continued
1,375,000	Crescent Real Estate Equities	$27,156
	Class 'A' Office Buildings
900,000	American Campus Communities	25,623
	Student Housing
4,100	Kenedix (Japan)	18,546
	Real Estate Investment Management
		778,689
	> Transportation 0.5%
826,200	Grupo Aeroportuario del Surest (Mexico)	35,089
	Cancun & Cozumel Airport Operator
1,556,000	JB Hunt Transport Services	32,318
	Trucking Conglomerate
1,914,000	Heartland Express	28,748
	Regional Trucker
		96,155
	> Regulated Utilities 0.4%
1,650,000	Northeast Utilities	46,464
	Regulated Electric Utility
589,800	Red Electrica de Espana (Spain)	25,253
	Spanish Power Grid
		71,717
	Other Industries: Total	946,561
Total Equities: 94.9% (Cost: $10,836,735)		17,974,513
Short-Term Obligations: 5.4%
$87,000	Manhattan Asset (f) 5.27% Due 01/18/07-01/19/07	86,777
74,000	Morrigan TRR (f) 5.28% Due 01/16/07-01/17/07	73,831
71,000	American Express 5.22%: 5.23% Due 01/05/07-01/10/07	70,931
50,000	HSBC 5.21% Due 01/03/07	49,985
50,000	Marshall & Ilsley 5.25% Due 01/22/07	49,847
50,000	New Center Asset Trust 5.26% Due 01/25/07	49,825
50,000	PB Financial 5.27% Due 01/26/07	49,817
50,000	Hewlett Packard (f) 5.28% Due 01/29/07	49,795
50,000	Catapult PMX Funding (f) 5.34% Due 02/01/07	49,770
45,000	Citigroup Funding 5.25% Due 01/04/07	44,980
45,000	American General Finance 5.23% Due 01/12/07	44,928
45,000	White Point Funding 5.33% Due 01/30/07	44,807
43,000	Beethoven Funding (f) 5.28% Due 01/23/07	42,861
43,000	Raiffeisen Zentralbank (f) 5.27% Due 01/24/07	42,855

Principal Amount (000)		Value (000)
$40,000	Toyota Credit de Puerto Rico 5.24% Due 01/11/07	$39,942
40,000	AIG Funding 5.23% Due 02/07/07	39,785
38,000	Credit Suisse First Boston 5.24% Due 01/09/07	37,956
34,000	LaSalle Bank 5.21% Due 01/02/07	33,995
33,000	Prudential Funding 5.20% Due 01/08/07	32,967
30,000	East Fleet Financial (f) 5.32% Due 02/02/07	29,858
30,000	Ranger Funding (f) 5.29% Due 02/05/07	29,846
30,000	Ebbets Funding (f) 5.28% Due 02/06/07	29,842
7,529	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.150% collateralized by Frederal Home Loan Bank Bond maturing 10/04/16, market value of $7,681 (repurchase proceeds: $7,533)	7,529
	(Amortized Cost: $1,032,729)	1,032,729
Total Investments: 100.3% (Cost: $11,869,464)(a)(d)		19,007,242
Cash and Other Assets Less Liabilities: (0.3)%		(62,116)
Total Net Assets: 100.0%		$18,945,126

30

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $11,896,609 and net unrealized appreciation was $7,110,633, consisting of gross unrealized appreciation of $7,490,598 and gross unrealized depreciation of $379,965.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

AnswerThink Consulting	10.17%
Actuate	9.96
Watsco	9.84
Christopher & Banks	9.84
Gibraltar Industries	9.58
Highland Hospitality	9.56
Indus International	9.45
iGate Capital	9.43
Princeton Review	9.24
SkillSoft Publishing	8.72
Kronos	8.66
World Acceptance	8.55
ESCO Technologies	8.49
West Coast Bancorp	8.49
Salem Communications	8.42
Spartech	8.41
Radiant Systems	8.10
Saga Communications	7.85
Glacier Bancorp	7.81
ICU Medical	7.48
Witness Systems	7.46
Fleetwood Enterprises	7.33
Tumbleweed Communications	6.96
Shuffle Master	6.95
Genlyte Group	9.95
II VI	6.90
Clarcor	6.85
ProQuest	6.69
Pinnacle Entertainment	6.65
Bally Technologies	6.60
Vital Signs	6.58
Seachange International	6.41
United America Indemnity	6.35
Forward Air	6.23
Vail Resorts	6.17%
Agile Software	6.15
Red Robin Gourmet Burgers	6.02
Administaff	6.00
First Mutual Bancshares	5.99
Helen of Troy	5.98
Kite Realty Group	5.96
Spanish Broadcasting System	5.95
Concur Technologies	5.88
Orthofix International	5.74
Marlin Business Services	5.70
Drew Industries	5.68
IXYS	5.66
AmeriCredit	5.62
Gaiam	5.52
Forest City Enterprises, Cl. B	5.45
AFC Enterprises	5.45
Vaalco Energy	5.44
ITT Educational Services	5.43
Chattem	5.43
LCA-Vision	5.41
West Bancorporation	5.41
Anchor Bancorp Wisconsin	5.40
Universal Technical Institute	5.32
Enerflex Systems	5.29
Dobson Communications	5.29
Cytokinetics	5.28
Mine Safety Appliances	5.24
HNI	5.24
Oxford Industries	5.18
Excel Technology	5.17
JDA Software	5.08
Littelfuse	5.06
Supertex	5.02

  The aggregate cost and value of these investments at December 31, 2006 were $2,146,491 and $3,477,317, respectively. Investments in affiliates represented 18.35% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2006 were as follows:

Dividend Income	$21,531
Net realized gain or loss	25,113
Change in unrealized gain or loss	(233,206)
Purchases	542,695
Proceeds from sales	59,465

  In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2006. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the period, as well as prior period investment holdings of companies that became affiliates during the current period.

31

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments:

(d)  On December 31, 2006, the market value of foreign securities (in thousands) represented 12.54% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$331,420	1.75%
Canada	318,662	1.68
France	257,278	1.36
Ireland	229,780	1.21
United Kingdom	149,890	0.79
Switzerland	127,181	0.67
Japan	126,050	0.67
Germany	109,823	0.58
Sweden	97,796	0.52
Hong Kong	90,417	0.48
Australia	77,356	0.41
India	62,617	0.33
	Value	Percent
Taiwan	$55,888	0.29%
Denmark	50,579	0.27
Israel	50,294	0.27
Brazil	48,944	0.26
Mexico	35,089	0.19
China	27,376	0.14
Chile	26,436	0.14
Spain	25,253	0.13
Greece	24,133	0.13
Italy	21,440	0.11
South Africa	19,423	0.10
Austria	11,869	0.06
Total Foreign Portfolio	2,374,994	12.54%

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, excluding UrAsia Energy, are valued in good faith by the Board of Trustees. At December 31, 2006, these securities had an aggregate value of $64,571, which represented 0.34% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
UrAsia Energy	10/26/05	13,100	$20,140	$60,324
Perlegen Sciences	3/30/01	1,250	4,500	3,375
Locus Discovery, Series D, Pfd.	09/05/01	1,875	7,500	512
Microdose	11/24/00	360	2,005	360
			$34,145	$64,571

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of $435,435, which represented 2.3% of net assets.

32

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Europe
> France
Bacou Dalloz	171,910	190,000
Carbone Lorraine	566,000	600,000
SES Global	2,920,000	3,000,000
> Netherlands
Boskalis Westminster	39,000	163,000
Smit Internationale	330,000	660,000
USG People	679,000	983,000
Wavin	0	781,150
> United Kingdom
Fiberweb Plc	0	887,500
Mears Group	0	1,436,000
> Germany
Elringklinger	0	267,000
Gagfah	0	150,000
GFK	415,000	460,000
> Ireland
United Drug	7,140,000	7,925,000
> Switzerland
Burckhardt Compression	115,000	140,000
Schindler	300,000	375,000
Synthes	315,000	330,000
> Italy
Banca Italease	565,000	590,000
> Austria
Zumtobel	0	373,000
> Spain
Red Electrica de Espana	620,000	680,000
> Norway
Kongsberg Automotive	630,000	2,065,000
Asia
> Japan
AIN Pharmaciez	604,000	643,000
As One	0	257,000
Cosel	0	600,000
Ibiden	143,200	420,000
JSR	785,000	1,218,000
Kintetsu World Express	460,000	640,000
Nakanishi	54,000	92,000
Park24	868,000	1,200,000
USS	350,000	430,000
Yusen Air & Sea Service	600,000	1,030,000

	Number of Shares
	09/30/06	12/31/06
> China
China Green	370,000	18,000,000
China Shipping Development	13,000,000	18,647,000
Lenovo Group	1,731,500	48,430,000
Sohu.com	110,000	260,000
Travelsky Technology	184,000	6,155,000
> Hong Kong
EganaGoldpfeil	0	4,221,000
Melco-PBL Entertainment Macau	0	91,900
> Taiwan
Formosa International Hotels	0	2,853,000
> India
Asian Paints	20,000	700,000
> Singapore
ComfortDelGro	7,053,000	13,000,000
Singapore Exchange	4,630,000	7,000,000
> South Korea
MegaStudy	0	109,787
Taewoong	0	112,700
Woongjin Thinkbig	0	183,500
YBM Sisa.com	0	243,700
Other Countries
> South Africa
Impala Platinum Holdings	180,000	1,440,000
Naspers	0	1,295,000
> United States
Atwood Oceanics	663,000	865,000
> New Zealand
Sky City Entertainment	5,500,000	5,661,208
Latin America
> Brazil
Brascan Residential Properties	0	604,500
Localiza Rent A Car	170,000	500,000
> Mexico
Grupo Aeroportuario del Centro Norte	0	100,000

33

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited) continued

	Number of Shares
	09/30/06	12/31/06
Sales
Europe
> France
M6-Metropole Television	333,000	0
Neopost	280,000	240,000
> Netherlands
Sligro Food Group	439,000	0
> United Kingdom
BBA Group	3,550,000	2,982,000
Tullow Oil	5,240,000	3,895,691
UTV	2,000,000	0
Viridian Group	450,000	0
> Germany
Bilfinger Berger	200,000	0
Depfa Bank	2,250,000	1,550,000
Grenkeleasing	305,000	0
> Ireland
Anglo Irish Bank	2,395,000	2,100,000
C&C Group	3,350,000	3,300,000
IAWS Group	2,000,000	1,800,000
Paddy Power	720,000	600,000
> Sweden
Tele2	2,580,000	0
> Denmark
Novozymes	280,000	265,000
> Luxembourg
Tenaris	350,000	0

	Number of Shares
	09/30/06	12/31/06
Asia
> Japan
Fast Retailing	220,000	110,000
Sparx Asset Management	27,500	14,000
Toyo Technica	880,000	0
> Taiwan
Phoenixtec Power	18,268,000	0
Other Countries
> Canada
Kinross Gold	835,000	0
RailPower Technologies	2,825,000	2,119,000

34

Columbia Acorn International

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 97.3%
Europe 58.3%
	> France 10.3%
3,000,000	SES Global	$53,281
	Satellite Broadcasting Services
800,000	April Group	38,428
	Insurance Policy Construction
375,000	Norbert Dentressangle	34,147
	Transport
600,000	Carbone Lorraine	33,722
	Advanced Industrial Materials
390,000	Iliad	33,720
	Alternative Internet & Telecoms Provider
423,818	Rubis	33,118
	Tank Storage & LPG Supplier
240,000	Neopost	30,139
	Postage Meter Machines
150,000	Ciments Francais	28,804
	Leading French & Emerging Markets Cement Producer
500,000	Trigano	25,933
	Leisure Vehicles & Camping Equipment
360,000	Eurofins Scientific (b)	25,707
	Food Screening & Testing
190,000	Bacou Dalloz	25,424
	Safety Equipment
206,000	Pierre & Vacances	25,246
	Vacation Apartment Lets
240,000	Imerys	21,295
	Industrial Minerals Producer
700,000	Legrand (b)	20,514
	Electrical Components
400,000	Foncia Groupe	19,522
	Real Estate Services
		449,000
	> Netherlands 7.9%
1,268,490	Fugro	60,591
	Oilfield Services
558,000	Aalberts Industries	48,238
	Flow Control & Heat Treatment
983,000	USG People	42,717
	Temporary Staffing Services
574,000	Imtech	36,482
	Engineering & Technical Services
660,000	Smit Internationale	35,507
	Harbor & Offshore Towage & Marine Services
265,000	OPG Groep	31,137
	Health Care Supplies & Pharmacies
973,000	Koninklijke TenCate	29,769
	Advanced Textiles & Industrial Fabrics
1,150,000	Unit 4 Agresso (b)	27,099
	Business & Security Software
163,000	Boskalis Westminster	16,134
	Dredging and Maritime Contractor
781,150	Wavin (b)	15,286
	Largest European Plastic Pipe Systems Company
		342,960

Number of Shares		Value (000)
	> United Kingdom 7.8%
2,510,714	Expro International Group	$43,437
	Offshore Oilfield Services
1,850,000	Northern Rock	42,546
	Lowest Cost Mortgage Bank in UK
7,200,000	RPS Group	38,047
	Environmental Consulting & Planning
2,800,000	Paragon Group	36,635
	UK Buy-to-let Finance Company
3,895,691	Tullow Oil	30,351
	Oil & Gas Producer
1,200,000	Northgate	28,231
	Light Commercial Vehicle Rental Specialist
2,450,000	Workspace Group	23,756
	UK Real Estate
1,300,000	Keller Group	22,853
	International Ground Engineering Specialist
4,200,000	Taylor Nelson Sofres	16,447
	Market Research
2,982,000	BBA Group	15,875
	Aviation Support Services & Non-woven Materials
640,000	Randgold Resources (b)	15,014
	Gold Mining in Western Africa
1,300,000	Debt Free Direct	11,443
	Consumer Debt Reduction & Management Solutions
1,436,000	Mears Group	10,188
	Social housing Mainentance
887,500	Fiberweb Plc (b)	3,614
	Nonwoven Fabrics
70,000	Detica	502
	UK IT Services Company
		338,939
	> Germany 7.7%
900,000	Rhoen-Klinikum	43,637
	Health Care Services
275,000	Wincor Nixdorf	42,778
	Retail POS Systems & ATM Machines
27,500	Porsche	34,976
	Specialty Automobile Manufacturer
775,000	CTS Eventim	29,929
	Event Ticket Sales
380,000	Vossloh	28,722
	Rail Infrastructure & Diesel Locomotives
1,550,000	Depfa Bank	27,801
	Investment Banker to Public Authorities
450,000	Hugo Boss Designs	23,117
	Fashion Apparel
120,000	Deutsche Boerse	22,070
	Trading, Clearing, Settlement Services for Financial Markets
460,000	GFK	19,935
	Market Research Services
100,000	Rational	18,627
	Commercial Oven Manufacturer
267,000	Elringklinger	17,078
	Automobile Components
870,000	Takkt	15,100
	Mail Order Retailer of Office & Warehouse Durables
283,000	Deutsche Beteiligungs	7,499
	Private Equity Investment Management

35

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Germany—continued
150,000	Gagfah	$4,750
	German Residential Property
		336,019
	> Ireland 7.1%
3,300,000	C&C Group	58,571
	Beverage Company
1,800,000	IAWS Group	46,093
	Baked Goods
2,000,000	Bank of Ireland	46,073
	Irish Commercial Bank
2,100,000	Anglo Irish Bank	43,541
	Small Business & Middle Market Banking
7,925,000	United Drug	41,543
	Irish Pharmaceutical Wholesaler & Outsourcer
1,850,000	Grafton Group	30,919
	Builders Materials Wholesaling & Do-it-yourself Retailing
1,150,000	Kingspan Group	30,465
	Building Insulation & Environmental Containers
600,000	Paddy Power	11,919
	Irish Betting Services
		309,124
	> Switzerland 5.5%
30,000	Geberit	46,222
	Plumbing Supplies
330,000	Synthes	39,337
	Products for Orthopedic Surgery
24,000	Sika	37,209
	Chemicals for Construction & Industrial Applications
475,000	Kuehne & Nagel	34,556
	Freight Forwarding/Logistics
375,000	Schindler	23,579
	Elevator Manufacturer & Service Provider
25,000	Givaudan	23,079
	Fragrances & Flavors
140,000	Burckhardt Compression (b)	22,623
	Gas Compression Pumps
400,000	Logitech International (b)	11,482
	Branded Peripheral Computer Devices
		238,087
	> Italy 3.0%
590,000	Banca Italease	34,280
	Italian Leasing & Factoring Leader
9,100,000	CIR	30,095
	Italian Holding Company
3,000,000	Amplifon	25,282
	Hearing Aid Retailer
12,800,000	Ducati Motor (b)	15,527
	Motorcycles & Related Merchandise
1,223,000	GranitiFiandre	13,217
	Innovative Stoneware
350,000	Sabaf	12,016
	Supplier to White Goods OEMS
		130,417
	> Sweden 2.7%
1,550,000	Hexagon	65,984
	Measurement Equipment & Polymers

Number of Shares		Value (000)
755,000	Nobia	$29,052
	Kitchen Cabinet Manufacturing & Distribution
610,000	SWECO	23,519
	Engineering Consultants
		118,555
	> Russia 1.2%
575,800	RosBusinessConsulting (b)	25,796
	Financial Information, Media & IT Services in Russia
775,000	Novolipetsk Steel	18,019
	Vertically Integrated Steel Producer
370,000	Mechel Steel Group	9,428
	Coking Coal
		53,243
	> Poland 0.8%
1,125,500	Central European Distribution (b)	33,427
	Vodka Production & Alcohol Distribution
		33,427
	> Greece 0.8%
936,000	Intralot	32,738
	Lottery & Gaming Systems/Services
		32,738
	> Austria 0.7%
300,000	Wienerberger	17,819
	Bricks & Clay Roofing Tiles
373,000	Zumtobel (b)	11,868
	Lighting Systems
		29,687
	> Spain 0.7%
680,000	Red Electrica de Espana	29,115
	Spanish Power Grid
		29,115
	> Finland 0.6%
1,756,000	Poyry	27,356
	Engineering Consultants
		27,356
	> Czech Republic 0.6%
183,000	Komercni Banka	27,245
	Leading Czech Universal Bank
		27,245
	> Denmark 0.5%
265,000	Novozymes	22,718
	Industrial Enzymes
		22,718
	> Norway 0.4%
2,065,000	Kongsberg Automotive	18,870
	Automotive Seating & Component Supplier
		18,870
	Europe: Total	2,537,500
Asia 22.6%
	> Japan 13.6%
43,500	Jupiter Telecommunications (b)	34,901
	Largest Cable Service Provider in Japan
600,000	Aeon Mall	33,640
	Suburban Shopping Mall Developer, Owner & Operator

36

Number of Shares		Value (000)
	> Japan—continued
1,218,000	JSR	$31,566
	Films & Chemicals for LCD Screens & Electronics
760,000	Hoya	29,672
	Opto-electrical Components & Eyeglass Lenses
3,700,000	Kansai Paint	29,316
	Paint Producer in Japan, India, China & Southeast Asia
6,300	Kenedix	28,498
	Real Estate Investment Management
430,000	USS	28,024
	Used Car Auctioneer
1,272,000	Ushio	26,183
	Industrial Light Sources
546,000	Daito Trust Construction	24,981
	Apartment Builder
1,030,000	Yusen Air & Sea Service	22,293
	Airfreight Logistics
718,000	Ito En	21,894
	Bottled Tea & Other Beverages
420,000	Ibiden	21,215
	Electronic Parts & Ceramics
453,000	Hogy Medical	17,529
	Disposable Surgical Products
714,000	FCC	17,267
	Auto/Motorcycle Clutches
2,000,000	Chiba Bank	16,928
	Regional Bank
640,000	Kintetsu World Express	15,557
	Airfreight Logistics
1,200,000	Park24	15,396
	Parking Lot Operator
965,000	T. Hasegawa	14,990
	Industrial Flavors & Fragrances
3,000	Osaka Securities Exchange	14,975
	Osaka Securities Exchange
3,500	Risa Partners	14,793
	NPL & Real Estate Related Investment
2,248,000	Hiroshima Bank	13,044
	Regional Bank
92,000	Nakanishi	11,298
	Dental Tools & Machinery
1,500,000	Bank of Fukuoka	10,955
	Regional Bank
370,000	Shimano	10,729
	Bicycle Components & Fishing Tackle
110,000	Fast Retailing	10,525
	Apparel Retailer
14,000	Sparx Asset Management	10,361
	Fund Management
1,230,000	Kamigumi	10,080
	Port Cargo Handling & Logistics
643,000	AIN Pharmaciez (c)	9,988
	Dispensing Pharmacy/Drugstore Operator
600,000	Cosel	9,601
	Industrial Standard Switching Power Supply System
72,000	Hirose Electric	8,191
	Electrical Connectors
375,000	Nagaileben	8,072
	Medical/Health Care Related Clothes

Number of Shares		Value (000)
1,650	Japan Pure Chemical	$7,255
	Precious Metal Plating Chemicals for Electronics
257,000	As One	6,581
	Scientific Supplies Distributor
3,300	Message	5,417
	Nursing Care Facilities
		591,715
	> China 2.3%
18,647,000	China Shipping Development	28,542
	China's Dominant Shipper for Oil & Coal
48,430,000	Lenovo Group	19,643
	Third Largest PC Vendor Globally
45,000,000	Global Bio-Chem Technology Group	15,141
	Refiner of Corn-based Commodities
21,750,000	TPV Technology	13,737
	ODM for LCD Monitor & Flat TV
18,000,000	China Green	9,815
	An Agricultural Grower & Processor in China
6,155,000	Travelsky Technology	9,400
	Online Air Travel Bookings in China
260,000	Sohu.com (b)	6,240
	Chinese Internet Portal/Online Advertising
		102,518
	> Hong Kong 1.8%
5,000,000	Hong Kong Exchanges and Clearing	54,617
	Hong Kong Equity & Derivatives Market Operator
14,000,000	Techtronic Industries	18,121
	Power Tools & Motorized Appliances
4,221,000	EganaGoldpfeil	2,376
	A Leather & Fashion Accessories Brand Manager
91,900	Melco-PBL Entertainment Macau (b)	1,954
	Macau Casino Operator
		77,068
	> Taiwan 1.5%
6,958,367	Advantech	25,003
	Embedded Computers
3,329,658	Novatek Microelectronics	15,086
	LCD Related Integrated Circuits Designer
7,280,000	Wah Lee Industrial	14,846
	Distributor of Chemicals, Materials & Equipment
2,853,000	Formosa International Hotels	8,707
	Hotel, Food & Beverage Operation & Hospitality Management Services
		63,642
	> India 1.4%
1,300,000	Housing Development Finance	47,884
	Indian Mortgage Lender
700,000	Asian Paints	11,563
	India's Largest Paint Company
		59,447
	> Singapore 0.9%
7,000,000	Singapore Exchange	25,880
	Singapore Equity & Derivatives Market Operator
13,000,000	ComfortDelGro	13,644
	Taxi & Mass Transit Service
		39,524

37

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> South Korea 0.7%
109,787	MegaStudy (b)	$16,176
	Online Education Service Provider
243,700	YBM Sisa.com	6,131
	Online Language Educator & Tester
183,500	Woongjin Thinkbig	3,892
	Education Provider for Pre-school/Elementary School
112,700	Taewoong	3,868
	A Player in the Niche Customized Forging Market
		30,067
	> Indonesia 0.4%
15,000,000	Perusahaan Gas Negara	19,347
	Gas Pipeline Operator
		19,347
	Asia: Total	983,328
Other Countries 11.5%
	> Canada 4.4%
1,060,000	Alliance Atlantis Communication (b)	45,885
	CATV Channels, TV/Movie Production/Distribution
6,775,000	UrAsia Energy (b)(d)	31,198
	Uranium Mining in Kazakhstan
1,190,000	ShawCor	25,562
	Oil & Gas Pipeline Products
1,370,000	RONA (b)	24,671
	Leading Canadian Do-it-yourself Retailer
1,155,000	Talisman Energy	19,611
	Oil & Gas Producer
950,000	Van Houtte (c)	14,191
	Coffee Services & Equipment
530,000	Major Drilling Group	11,853
	Mining Exploration Driller
850,000	Ivanhoe Mines (b)	8,382
	Copper Mine Project in Mongolia
2,000,000	Northern Orion Resources (b)	7,272
	Copper & Gold Mining in Argentina
2,119,000	RailPower Technologies (b)(d)	2,744
	Hybrid Locomotives
		191,369
	> Australia 3.4%
3,000,000	Billabong International	41,229
	Action Sports Apparel Brand Manager
5,450,000	Sino Gold (b)	31,431
	Gold Mining in The People's Republic of China
4,054,054	ABC Learning Centres	26,764
	Childcare Centers
2,000,000	Jubilee Mines	24,915
	Nickel Mining in Australia
350,000	Perpetual Trustees	21,555
	Mutual Fund Management
		145,894
	> South Africa 2.2%
1,440,000	Impala Platinum Holdings	37,749
	Platinum Group Metals Mining & Refining
1,295,000	Naspers	30,702
	Media & Education in Africa and other Emerging Markets

Number of Shares or Principal Amount (000)		Value (000)
4,500,000	Edgars Consolidated Stores	$24,972
	Retail Conglomerate
		93,423
	> United States 1.0%
865,000	Atwood Oceanics (b)	42,359
	Offshore Drilling Contractor
		42,359
	> New Zealand 0.5%
5,661,208	Sky City Entertainment	20,503
	Casino/Entertainment Complex
		20,503
	Other Countries: Total	493,548
Latin America 4.9%
	> Brazil 2.8%
4,300,000	Suzano Papel e Celulose	42,438
	Brazilian Pulp & Paper Producer
2,500,000	Natura Cosmeticos	34,687
	Direct Retailer of Cosmetics
720,000	Porto Seguro (b)	22,571
	Auto & Life Insurance
500,000	Localiza Rent A Car	14,969
	Car Rental
604,500	Brascan Residential properties (b)	5,074
	High-End Residential Property Developer
		119,739
	> Mexico 1.6%
4,500,000	Consorcio ARA	30,616
	Affordable Housing Builder
411,000	Grupo Aeroportuario del Surest	17,455
	Cancun & Cozumel Airport Operator
4,200,000	Urbi Desarrollos Urbanos (b)	15,162
	Affordable Housing Builder
100,000	Grupo Aeroportuario del Pacifica	3,919
	Mexican Aiport Operator
100,000	Grupo Aeroportuario Centro Norte (b)	2,226
	Northern Mexican Aiport Operator
		69,378
	> Chile 0.5%
160,000	Sociedad Quimica y Minera de Chile	21,691
	Producer of Specialty Fertilizers, Lithium & Iodine
		21,691
	Latin America: Total	210,808
Total Equities: 97.3% (Cost: $2,604,653)		4,225,184
Short-Term Obligations: 2.3%
$21,600	American Express 5.25% Due 01/05/07	21,587
21,400	Ebury Finance (f) 5.35% Due 01/04/07	21,391
20,000	Advantage Asset (f) 5.36% Due 01/02/07	19,997
20,000	Halkin Finance (f) 5.35% Due 01/03/07	19,994

38

Principal Amount (000)		Value (000)
Short-Term Obligations—continued
$16,317	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150%, collateralized by Frederal Home Loan Bank Bonds, with various maturities to 10/04/16 market value of $16,644 (repurchase proceeds: $16,326)	$16,317
	(Amortized Cost: $99,286)	99,286
Total Investments: 99.6% (Cost: $2,703,939)(a)(e)		4,324,470
Cash and Other Assets Less Liabilities: 0.4%		18,925
Total Net Assets: 100.0%		$4,343,395

39

Columbia Acorn International

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $2,737,657 and net unrealized appreciation was $1,586,813, consisting of gross unrealized appreciation of $1,655,465 and gross unrealized depreciation of $68,652.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

Van Houtte	5.91%
AIN Pharmaciez	5.68

  The aggregate cost and value of these investments at December 31, 2006 were $27,956 and $24,179, respectively. Investments in affiliates represented 0.56% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2006 were as follows:

Dividend Income	$418
Net realized gain or loss	—
Change in unrealized gain or loss	(3,777)
Purchases	19,747
Proceeds from sales	—

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2006, these securities had an aggregate value of $27,042, which represented 0.62% of total net assets.

  Additional information on these securities is as follows:
Security	Acquisition Dates	Shares	Cost	Value
Railpower Technologies 144A	11/10 - 11/18/05	2,036	$9,225	$2,636
UrAsia Energy	10/26/05	5,300	9,200	24,406
			$18,425	$27,042

(e)  On December 31, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,686,421	38.8%
Japanese Yen	591,713	13.6
British Pounds	323,924	7.5
US Dollar	296,814	6.8
Swiss Franc	238,087	5.5
Other currencies less than 5% of total net assets	1,187,511	27.4
	$4,324,470	99.6%

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of $61,382, which represented 1.4% of net assets.

40

Columbia Acorn International

Portfolio Diversification

At December 31, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Materials & Speciality Chemicals	$344,854	7.9%
Other Industrial Services	253,343	5.8
Construction	171,144	4.0
Conglomerates	135,437	3.1
Machinery	118,021	2.7
Electrical Components	76,357	1.8
Outsourcing & Training Services	68,780	1.6
Industrial Distribution	37,500	0.9
Steel	18,019	0.4
	1,223,455	28.2
> Consumer Goods & Services
Food	150,564	3.4
Retail	129,078	3.0
Other Consumer Services	113,127	2.6
Durables Goods	108,636	2.5
Casinos	67,114	1.5
Apparels	64,346	1.5
Consumer Goods Distribution	61,451	1.4
Nondurables	40,677	0.9
Entertainment	38,636	0.9
Furniture & Textiles	29,052	0.7
Leisure Products	25,933	0.6
Travel	24,369	0.6
Consumer Electronics	13,737	0.3
	866,720	19.9
> Information
Financial Processors	102,567	2.4
Computer Hardware & Related Equipment	98,906	2.3
Business Information & Marketing Services	74,429	1.7
Satellite Broadcasting	53,281	1.2
Television Programming	45,885	1.1
Semiconductors & Related Equipment	44,758	1.0
Internet Related	39,960	0.9
Cable Television	34,901	0.8
Television Broadcasting	30,702	0.7
Business Software	27,099	0.6
Computer Services	26,298	0.6
Electronics Distribution	14,846	0.4
	593,632	13.7

	Value (000)	Percent
> Energy & Minerals
Oil Services	$188,083	4.3%
Mining	165,389	3.8
Agricultural Commodities	57,579	1.3
Refining/Marketing/Distribution	52,465	1.2
Oil/Gas Producers	49,962	1.2
Non-Ferrous Metals	11,853	0.3
	525,331	12.1
> Finance
Banks	228,133	5.3
Other Finance Companies	125,564	2.9
Insurance	60,999	1.4
Savings & Loans	47,884	1.1
Money Management	39,415	0.9
	501,995	11.6
> Other Industries
Transportation	145,520	3.3
Real Estate	122,649	2.8
Regulated Utilities	59,210	1.4
	327,379	7.5
> Health Care
Services	80,191	1.8
Pharmaceuticals	41,543	1.0
Medical Equipment	39,337	0.9
Hospital/ Laboratory Supplies	25,601	0.6
	186,672	4.3
Total Equities:	4,225,184	97.3
Short-Term Obligations:	99,286	2.3
Total Investments:	4,324,470	99.6
Cash and Other Assets Less Liabilities:	18,925	0.4
Net Assets:	$4,343,395	100.0%

41

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Information
Globalstar	0	88,000
Integrated Device Technology	783,490	1,203,490
Polycom	0	130,000
Supertex	0	100,000
Talx	0	36,900
Trimble Navigation	125,000	155,000
Consumer Goods & Services
Cavco Industries	75,300	225,000
Champion Enterprises	400,000	2,078,300
Heelys	0	45,000
J Crew Group	125,000	175,000
Nutrisystem	0	65,000
Pool	0	40,000
True Religion Apparel	695,200	885,200
Health Care
Arena Pharmaceuticals	0	225,000
Barrier Therapeutics	0	255,100
Collagenex Pharmaceuticals	0	150,000
Decode Genetics	235,000	636,400
The Medicines Company	0	400,000
Medicis Pharmaceutical	0	200,000
Medicure	0	3,690,300
MGI Pharma	0	400,000
Nektar Therapeutics	360,000	760,000
Neurogen	0	215,000
Nuvelo	0	440,000
QLT	0	490,000
Industrial Goods & Services
American Reprographics Company	0	47,200
Ametek	652,500	697,500
(Includes the effect of a 3 for 2 Stock Split)
K&F Industries Holdings	200,000	236,400
Labor Ready	100,000	350,000
Finance
First Busey	16,227	179,996
HCC Insurance Holdings	664,500	714,500
Lakeland Financial	11,207	125,000
Montpelier RE	0	150,000
Energy & Minerals
Atwood Oceanics	337,000	367,000
Other Industries
Heartland Express	424,720	524,720

	Number of Shares
	09/30/06	12/31/06
Sales
Information
Alltel	356,605	270,000
Intermec	260,000	130,000
Micros Systems	455,200	385,000
Progress Software	347,000	217,800
Symbol Technologies	584,000	0
Consumer Goods & Services
Michaels Stores	203,000	0
Mohawk Industries	20,000	0
PETCO Animal Supplies	608,000	0
Health Care
Exelixis	235,000	28,000
Intermagnetics General	165,000	0
Intermune	277,065	0
Industrial Goods & Services
NuCo2	113,000	56,900
Energy & Minerals
Chicago Bridge & Iron	535,000	0
Pride International	311,000	227,000

42

Columbia Acorn USA

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 94.8%
Information 31.7%
	> Business Software 7.2%
779,900	Avid Technology (b)	$29,059
	Digital Nonlinear Editing Software & Systems
660,650	Kronos (b)	24,272
	Labor Management Solutions
385,000	Micros Systems (b)	20,289
	Information Systems for Restaurants & Hotels
2,100,000	Novell (b)	13,020
	Directory, Operating System & Identity Management Software
524,000	JDA Software (b)	7,215
	Application/Software & Services for Retailers
217,800	Progress Software (b)	6,083
	Application Development Software
327,200	Parametric Technology (b)	5,896
	Engineering Software & Services
230,400	Concur Technologies (b)	3,696
	Web Enabled Cost & Expense Management Software
350,000	webMethods (b)	2,576
	Enterprise Applications Integration Tools
250,000	Agile Software (b)	1,538
	Product Design Software
59,300	Witness Systems (b)	1,040
	Customer Experience Management Software
		114,684
	> Mobile Communications 5.3%
1,005,000	Crown Castle International (b)	32,461
	Communications Towers
506,000	American Tower (b)	18,864
	Communications Towers in USA & Mexico
270,000	Alltel	16,330
	Cellular Telephone Services
1,633,000	Dobson Communications (b)	14,223
	Rural & Small City Cellular Telephone Services
88,000	Globalstar (b)	1,224
	Satellite Mobile Voice & Data Carrier
100,000	Openwave Systems (b)	923
	Internet Software for Mobile Devices
		84,025
	> Computer Hardware & Related Equipment 3.5%
566,600	Nice Systems (b) (Israel)	17,440
	Audio & Video Recording Solutions
505,000	II VI (b)	14,110
	Laser Components
147,800	Amphenol	9,175
	Electronic Connectors
100,000	Belden CDT	3,909
		Specialty Cable
99,000	Zebra Technologies (b)	3,444
	Bar Code Printers
130,000	Intermec (b)	3,155
	Bar Code & Wireless LAN Systems
40,000	Rogers (b)	2,366
	PCB Laminates & High-performance Foams
90,000	Netgear (b)	2,363
	Networking Products for Small Business & Home
		55,962

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 2.5%
1,203,490	Integrated Device Technology (b)	$18,630
	Communications Semiconductors
1,050,000	Entegris (b)	11,361
	Semiconductor Wafer Shipping & Handling Products
210,000	Microsemi (b)	4,126
	Analog/Mixed Signal Semiconductors
100,000	Supertex (b)	3,925
	Mixed-signal Semiconductors
70,000	Littelfuse (b)	2,232
		Little Fuses
		40,274
	> Instrumentation 2.1%
430,000	Flir Systems (b)	13,687
	Infrared Cameras
140,000	Mettler Toledo (b)	11,039
	Laboratory Equipment
155,000	Trimble Navigation (b)	7,863
	GPS-based Instruments
		32,589
	> Telephone Services 2.1%
1,386,000	Time Warner Telecom (b)	27,623
	Fiber Optic Telephone/Data Services
340,000	Windstream	4,835
	Rural Telephone Franchises
		32,458
	> Telecommunications Equipment 1.6%
1,825,000	Tellabs (b)	18,724
	Telecommunications Equipment
130,000	Polycom (b)	4,018
	Vido Conferencing Equipment
323,500	Symmetricom (b)	2,886
	Network Timing & Synchronization Devices
		25,628
	> Internet Related 1.3%
460,000	ValueClick (b)	10,870
	Internet Advertising
980,000	CNET Networks (b)	8,908
	Internet Advertising on Niche Websites
		19,778
	> Financial Processors 1.2%
393,280	Global Payments	18,209
	Credit Card Processor
		18,209
	> Business Information & Marketing Services 1.1%
530,000	Ceridian (b)	14,829
	HR Services & Payment Processing
98,300	Navigant Consulting (b)	1,942
	Financial Consulting Firm
		16,771
	> Computer Services 0.8%
786,000	RCM Technologies (b)(c)	4,708
	Technology & Engineering Services
1,005,500	AnswerThink Consulting (b)	3,097
	IT Integration & Best Practice Research

43

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Computer Services—continued
95,000	SRA International (b)	$2,540
	Government IT Services
235,000	iGate (b)	1,617
	IT & Business Process Outsourcing Services
36,900	Talx	1,013
	Outsourced Human Resource Services
		12,975
	> CATV 0.8%
2,580,000	Gemstar-TV Guide International (b)	10,346
	TV Program Guides & CATV Programming
140,000	Discovery Holding (b)	2,253
	CATV Programming
		12,599
	> Radio 0.8%
511,100	Salem Communications	6,108
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (b)	2,900
	Spanish Language Radio Stations
300,000	Saga Communications (b)	2,883
	Radio Stations in Small- & Mid-sized Cities
		11,891
	> TV Broadcasting 0.6%
1,125,000	Entravision Communications (b)	9,248
	Spanish Language TV, Radio & Outdoor
		9,248
	> Gaming Equipment & Services 0.4%
200,000	Bally Technologies (b)	3,736
	Slot Machines & Software
98,500	Shuffle Master (b)	2,581
	Card Shufflers & Casino Games
		6,317
	> Television Programming 0.3%
460,000	Lions Gate Entertainment (b)	4,936
	Film & TV Studio
		4,936
	> Consumer Software 0.1%
60,000	THQ (b)	1,951
	Entertainment Software
		1,951
	Information: Total	500,295
Consumer Goods & Services 19.1%
	> Apparel 4.5%
634,200	Oxford Industries	31,488
	Branded & Private Label Apparel
600,200	Carter's (b)	15,305
	Children's Branded Apparel
885,200	True Religion Apparel (b)	13,552
	Premium Denim
222,200	Coach (b)	9,546
	Designer & Retailer of Branded Leather Accessories
45,000	Heelys (b)	1,445
	Wheeled Footware
		71,336

Number of Shares		Value (000)
	> Retail 4.3%
398,000	Abercrombie & Fitch	$27,713
	Teen Apparel Retailer
486,250	Christopher & Banks	9,073
	Women's Apparel Retailer
418,000	Chico's FAS (b)	8,648
	Women's Specialty Retail
224,500	AnnTaylor Stores (b)	7,373
	Women's Apparel Retailer
175,000	J Crew Group (b)	6,746
	Multi-channel Branded Retailer
200,000	Urban Outfitters (b)	4,606
	Apparel & Home Specialty Retailer
95,000	Genesco (b)	3,544
	Multi-concept Branded Footwear Retailer
		67,703
	> Other Consumer Services 3.1%
416,000	ITT Educational Services (b)	27,610
	Post-secondary Degree Programs
387,700	Central Parking	6,979
	Owner, Operator, Manager of Parking Lots & Garages
310,000	Universal Technical Institute (b)	6,885
	Vocational Training
65,000	Nutrisystem (b)	4,120
	Weight Loss Program
60,000	Weight Watchers International	3,152
	Weight Loss Programs
		48,746
	> Nondurables 1.9%
531,400	Scotts Miracle-Gro	27,447
	Consumer Lawn & Garden Products
72,000	Jarden (b)	2,505
	Branded Household Products
		29,952
	> Leisure Products 1.8%
301,300	International Speedway	15,378
	Largest Motorsports Racetrack Owner & Operator
195,500	Speedway Motorsports	7,507
	Motorsport Racetrack Owner & Operator
195,000	Callaway Golf	2,810
	Premium Golf Clubs & Balls
50,000	Polaris Industries	2,342
	Leisure Vehicles & Related Products
		28,037
	> Other Durable Goods 1.7%
2,078,300	Champion Enterprises (b)	19,453
	Manufactured Homes
225,000	Cavco Industries (b)	7,884
	Higher End Manufactured Homes
		27,337
	> Restaurants 0.9%
337,500	Sonic (b)	8,083
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (b)	5,872
	Casual Dining Restaurant
		13,955

44

Number of Shares		Value (000)
	> Furniture & Textiles 0.4%
106,000	HNI	$4,707
	Office Furniture & Fireplaces
55,800	Knoll	1,228
	Office Furniture
		5,935
	> Casinos & Gaming 0.3%
160,000	Pinnacle Entertainment (b)	5,302
	Regional Casino Operator
		5,302
	> Travel 0.1%
45,000	Vail Resorts (b)	2,017
	Ski Resort Operator & Developer
		2,017
	> Consumer Goods Distribution 0.1%
40,000	Pool	1,567
	Distributor of Swimming Pool Supplies & Equipment
		1,567
	Consumer Goods & Services: Total	301,887
Health Care 12.7%
	> Health Care Services 3.3%
550,000	United Surgical Partners (b)	15,593
	Outpatient Surgery Center
291,800	Lincare Holdings (b)	11,625
	Home Health Care Services
380,000	PSS World Medical (b)	7,421
	Medical Supplies Distributor
210,000	LCA-Vision	7,216
	Lasik Surgery Centers
137,000	Charles River Laboratories (b)	5,925
	Pharmaceutical Research
175,000	PRA International (b)	4,422
	Contract Research Organization
		52,202
	> Biotechnology & Drug Delivery 3.1%
885,000	PDL BioPharma (b)	17,824
	Proprietary Monoclonal Antibodies
760,000	Nektar Therapeutics (b)	11,560
	Drug Delivery Technologies
605,000	Ligand Pharmaceuticals (b)	6,625
	Drugs for Pain, Cancer, Osteoporosis & Diabetes
3,690,300	Medicure (b)(d)	4,277
	Cardiovascular Biotech Company
738,060	Medicure Warrants (b)(d)(e)(f)	-
	Cardiovascular Biotech Company
225,000	Arena Pharmaceuticals (b)	2,905
	Novel Drug Targeting Technology
636,400	Decode Genetics (b)	2,883
	Drugs For Heart Attack, Asthma & Vascular Disease
440,000	Nuvelo (b)	1,760
	Development-Stage Biotech Focused On Cardiovascular/Cancer
215,000	Neurogen (b)	1,279
	Development-Stage Biotech Focused On Neurology

Number of Shares		Value (000)
28,000	Exelixis (b)	$252
	Treatments for Cancer & Metabolic Disorders
375,000	Locus Discovery, Series D, Pfd. (b)(d)	102
	High Throughput Rational Drug Design
363,636	Metabolex, Series F (d)	84
	Diabetes Drug Development
		49,551
	> Medical Equipment & Devices 2.6%
577,400	Edwards Lifesciences (b)	27,161
	Heart Valves
220,000	Viasys Healthcare (b)	6,120
	Respiratory & Neurology Medical Equipment
105,000	Vital Signs	5,242
	Anesthesia, Respiratory & Sleep Products
94,171	Advanced Medical Optics (b)	3,315
	Medical Devices for Eye Care
		41,838
	> Pharmaceuticals 2.2%
400,000	The Medicines Company (b)	12,688
	Specialty Pharmaceuticals - Cardiovascular
400,000	MGI Pharma (b)	7,364
	Specialty Pharmaceuticals for Oncology & Acute Care
200,000	Medicis Pharmaceutical	7,026
	Specialty Pharmaceuticals - Dermatology
490,000	QLT (b)	4,145
	Specialty Pharmaceuticals - Ophthalmology & Dermatology
150,000	Collagenex Pharmaceuticals (b)	2,096
	Specialty Pharmaceuticals for Dermatology
255,100	Barrier Therapeutics (b)	1,923
	Specialty Pharmaceuticals for Dermatology
		35,242
	> Medical Supplies 1.5%
270,700	ICU Medical (b)	11,012
	Intravenous Therapy Products
158,300	Techne (b)	8,778
	Cytokines, Antibodies & Other Reagents for Life Science
104,000	Arrow International	3,679
	Disposable Catheters
		23,469
	Health Care: Total	202,302
Industrial Goods & Services 12.5%
	> Machinery 7.1%
580,300	ESCO Technologies (b)	26,369
	Automatic Electric Meter Readers
697,500	Ametek	22,209
	Aerospace/Industrial Instruments
673,600	Pentair	21,151
	Pumps, Water Treatment & Tools
373,600	Nordson	18,616
	Dispensing Systems for Adhesives & Coatings
319,800	Donaldson	11,100
	Industrial Air Filtration
236,400	K&F Industries Holdings (b)	5,369
	Aircraft Wheels, Brakes & Fuel Tank Bladders
71,800	Toro	3,348
	Turf Maintenance Equipment

45

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Machinery—continued
132,000	Goodman Global (b)	$2,270
	HVAC Equipment Manufacturer
50,000	Kaydon	1,987
	Specialized Friction & Motion Control Products
		112,419
	> Electrical Components 1.8%
376,000	Genlyte Group (b)	29,369
	Commercial Lighting Fixtures
		29,369
	> Outsourcing Services 1.4%
400,000	Quanta Services (b)	7,868
	Electrical & Telecom Construction Services
175,000	Administaff	7,485
	Professional Employer Organization
350,000	Labor Ready (b)	6,416
	Temporary Manual Labor
		21,769
	> Construction 0.8%
204,050	Florida Rock	8,784
	Aggregates & Concrete
100,000	Simpson Manufacturing	3,165
	Wall Joint Maker
		11,949
	> Waste Management 0.5%
187,250	Waste Connections (b)	7,780
	Solid Waste Management
		7,780
	> Other Industrial Services 0.4%
75,900	G&K Services	2,952
	Uniform Rental
63,000	UTI Worldwide	1,884
	Global Logistics & Freight Forwarding
47,200	American Reprographics Company (b)	1,572
	Document Management and Logistics
		6,408
	> Industrial Distribution 0.3%
70,000	Watsco	3,301
	HVAC Distribution
56,900	NuCo2 (b)	1,399
	Bulk Co2 Gas Distribution to Restaurants
		4,700
	> Industrial Materials & Specialty Chemicals 0.2%
100,000	Drew Industries (b)	2,601
	RV & Manufactured Home Components
		2,601
	Industrial Goods & Services: Total	196,995
Finance 9.2%
	> Finance Companies 3.5%
1,121,500	AmeriCredit (b)	28,228
	Auto Lending
517,900	World Acceptance (b)	24,315
	Personal Loans
130,000	McGrath Rentcorp	3,982
	Temporary Space & IT Equipment Rentals
		56,525

Number of Shares		Value (000)
	> Insurance 3.0%
714,500	HCC Insurance Holdings	$22,928
	Specialty Insurance
14,000	Markel (b)	6,721
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (b)	4,679
	Specialty Insurance
87,000	Delphi Financial Group	3,520
	Group Employee Benefit Products & Services
150,000	Montpelier Re	2,791
	Commercial Lines Insurance/Reinsurance
75,000	Endurance Specialty Holdings	2,744
	Commercial Lines Insurance/Reinsurance
91,000	United America Indemnity (b)	2,305
	Specialty Insurance
120,643	Eastern Insurance Holdings (b)	1,757
	Workers Comp & Specialty Insurance
		47,445
	> Banks 2.2%
239,500	TCF Financial	6,567
	Great Lakes Bank
212,756	Chittenden	6,529
	Vermont & Western Massachusetts Banks
145,000	Greene County Bancshares	5,761
	Tennessee Bank
179,996	First Busey	4,149
	Illinois Bank
94,000	Associated Banc-Corp	3,279
	Midwest Bank
125,000	Lakeland Financial	3,191
	Indiana Bank
114,777	Glacier Bancorp	2,805
	Mountain States Bank
20,000	First Financial Bankshares	837
	West Texas Bank
31,500	West Bancorporation	560
	Des Moines Commercial Bank
15,696	Pacific Continental	303
	Niche Pacific N.W. Bank
		33,981
	> Savings & Loans 0.5%
141,400	Anchor Bancorp Wisconsin	4,075
	Wisconsin Thrift
80,000	People's Bank Bridgeport	3,570
	Connecticut Savings & Loan
		7,645
	Finance: Total	145,596
Energy & Minerals 7.2%
	> Oil Services 3.9%
401,700	FMC Technologies (b)	24,757
	Oil & Gas Well Head Manufacturer
367,000	Atwood Oceanics (b)	17,972
	Offshore Drilling Contractor
227,000	Pride International (b)	6,812
	Offshore Drilling Contractor
355,000	Hanover Compressor (b)	6,706
	Natural Gas Compressor Rental & Fabrication

46

Number of Shares		Value (000)
	> Oil Services—continued
76,500	CARBO Ceramics	$2,859
	Natural Gas Well Stimulants
155,000	Key Energy Services (b)	2,426
	Well Workover Services
		61,532
	> Oil & Gas Producers 2.3%
525,000	Quicksilver Resources (b)	19,210
	Natural Gas & Coal Seam Gas Producer
208,400	Southwestern Energy (b)	7,304
	Natural Gas Producer
111,200	Equitable Resources	4,643
	Natural Gas Producer & Utility
450,000	Vaalco Energy (b)	3,037
	Oil & Gas Producer
80,000	St. Mary Land & Exploration	2,947
	Oil & Gas Producer
		37,141
	> Other Resources 0.5%
242,000	Layne Christensen (b)	7,945
	Oil& Gas Producer/Engineering & Construction/Contract Drilling
		7,945
	> Oil Refining, Marketing & Distribution 0.5%
155,000	Atmos Energy	4,946
	Dallas Natural Gas Utility
50,250	Oneok	2,167
	Natural Gas Distribution, Pipeline Processing & Trading
		7,113
	Energy & Minerals: Total	113,731
Other Industries 2.4%
	> Real Estate 1.7%
560,000	DiamondRock Hospitality	10,086
	Hotel Owner
350,000	Highland Hospitality	4,987
	Hotel Owner
77,500	Gaylord Entertainment (b)	3,947
	Convention Hotels
100,000	Digital Realty Trust	3,423
	Technology-focused Office Buildings
150,000	Kite Realty Group	2,793
	Community Shopping Centers
90,000	American Campus Communities	2,562
	Student Housing
		27,798
	> Transportation 0.5%
524,720	Heartland Express	7,881
	Regional Trucker
		7,881

Number of Shares or Principal Amount (000)		Value (000)
	> Regulated Utilities 0.2%
97,500	Northeast Utilities	$2,746
	Regulated Electric Utility
		2,746
	Other Industries: Total	38,425
Total Equities: 94.8% (Cost: $1,078,675)		1,499,231
Short-Term Obligations 5.1%
$7,900	Erste Finance (g) 5.28% Due 01/02/07	7,899
7,900	Greyhawk Funding (g) 5.25% Due 01/03/07	7,898
7,900	Compass Securities (g) 5.31% Due 01/04/07	7,897
7,900	Giro Balance (g) 5.33% Due 01/11/07	7,888
7,900	American General Financial 5.26% Due 01/12/07	7,887
7,800	East Fleet Financial 5.32% Due 01/05/07	7,795
7,800	Manhattan Asset (g) 5.31% Due 01/08/07	7,792
7,800	George Street (g) 5.33% Due 01/09/07	7,791
7,800	Advantage Asset (g) 5.33% Due 01/10/07	7,790
9,346	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150% collateralized by Federal Home Loan Bank Bond, maturing 1/19/16 market value of $9,537 (repurchase proceeds: $9,351)	9,346
	(Amortized Cost: $79,983)	79,983
Total Investments: 99.9% (Cost: $1,158,658)(a)		1,579,214
Cash and Other Assets Less Liabilities: 0.1%		1,014
Total Net Assets: 100.0%		$1,580,228

47

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $1,158,903 and net unrealized appreciation was $420,311, consisting of gross unrealized appreciation of $468,917 and gross unrealized depreciation of $48,606.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

RCM Technologies	6.66%

  The aggregate cost and value of this investment at December 31, 2006 were $5,636 and $4,708, respectively. Investments in affiliates represented 0.30% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the 12 months ended December 31, 2006 were as follows:

Dividend Income	$-
Net realized gain or loss	-
Change in unrealized gain or loss	699
Purchases	-
Proceeds from sales	-

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2006, these securities had an aggregate value of $4,463, which represented 0.28% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D, Pfd.	9/5/01	375	$1,500	$102
Metabolex, Series F	5/11/00	364	2,000	84
Medicure	12/22/06	3,690	4,797	4,277
Medicure - Warrants	12/22/06	738	—	—
			$8,297	$4,463

(e)  Security has no value.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of $54,955, which represented 3.5% of net assets.

48

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Europe
> Ireland
Anglo Irish Bank	289,000	300,000
Bank of Ireland	280,000	300,000
United Drug	0	700,000
> Switzerland
Schindler	23,000	26,000
Synthes	38,000	47,000
> Germany
Gagfah	0	24,000
Wincor Nixdorf	0	23,000
> France
SES Global	196,700	250,000
> Netherlands
Aalberts Industries	17,000	29,000
Boskalis Westminster	2,700	7,700
Fugro	30,000	55,000
> Spain
Red Electrica de Espana	88,000	105,000
> Sweden
Hexagon	48,000	77,000
Asia
> Japan
Ibiden	15,900	33,000
JSR	85,000	125,700
Park24	0	110,000
> Singapore
Singapore Exchange	0	850,000
Other Countries
> Canada
Alliance Atlantis Communication	102,000	114,000
RONA	100,000	150,000
> South Africa
Impala Platinum Holdings	88,800	151,300
(Includes the effect of an 8 for 1 spinoff)
Naspers	0	145,000
> United States
Atwood Oceanics	73,100	90,000

	Number of Shares
	09/30/06	12/31/06
Sales
Europe
> Ireland
C&C Group	506,661	500,000
> Germany
Depfa Bank	225,000	90,000
> Sweden
Tele2	255,000	0
> Denmark
Novozymes	50,000	37,500
Asia
> Japan
Daito Trust Construction	84,000	68,000
Hiroshima Bank	199,800	0
Sparx Asset Management	2,700	0
> Hong Kong
Hong Kong Exchanges and Clearing	610,000	500,000
Other Countries
> Canada
Kinross Gold	111,000	0
Potash	35,000	30,000

49

Columbia Acorn International Select

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 93.0%
Europe 54.0%
	Ireland 18.5%
500,000	C&C Group	$8,874
	Beverage Company
300,000	Bank of Ireland	6,911
	Irish Commercial Bank
300,000	Anglo Irish Bank	6,220
	Small Business & Middle Market Banking
150,000	IAWS Group	3,841
	Baked Goods
700,000	United Drug	3,669
	Irish Pharmaceutical Wholesaler & Outsourcer
100,000	Grafton Group	1,671
	Builders Materials Wholesaling & Do-it-yourself Retailing
		31,186
	Switzerland 9.6%
47,000	Synthes	5,603
	Products for Orthopedic Surgery
2,400	Geberit	3,698
	Plumbing Supplies
42,500	Kuehne & Nagel	3,092
	Freight Forwarding/Logistics
10,250	Swatch Group	2,264
	Watch & Electronics Manufacturer
26,000	Schindler	1,635
	Elevator Manufacturer & Service Provider
		16,292
	Germany 5.4%
23,000	Wincor Nixdorf	3,578
	Retail POS Systems & ATM Machines
90,000	Depfa Bank	1,614
	Investment Banker to Public Authorities
1,250	Porsche	1,590
	Specialty Automobile Manufacturer
8,500	Deutsche Boerse	1,563
	Trading, Clearing, Settlement Services for Financial Markets
24,000	Gagfah	760
	German Residential Property
		9,105
	France 5.4%
250,000	SES Global	4,440
	Satellite Broadcasting Services
24,200	Neopost	3,039
	Postage Meter Machines
18,000	Imerys	1,597
	Industrial Minerals Producer
		9,076
	Netherlands 4.4%
55,000	Fugro	2,627
	Oilfield Services
29,000	Aalberts Industries	2,507
	Flow Control & Heat Treatment
34,000	USG People	1,477
	Temporary Staffing Services

Number of Shares		Value (000)
7,700	Boskalis Westminster	$762
	Dredging And Maritime Contractor
		7,373
	United Kingdom 2.9%
215,000	Northern Rock	4,945
	Lowest Cost Mortgage Bank in UK
		4,945
	Spain 2.7%
105,000	Red Electrica de Espana	4,496
	Spanish Power Grid
		4,496
	Sweden 1.9%
77,000	Hexagon	3,278
	Measurement Equipment & Polymers
		3,278
	Denmark 1.9%
37,500	Novozymes	3,215
	Industrial Enzymes
		3,215
	Czech Republic 1.3%
15,300	Komercni Banka	2,278
	Leading Czech Universal Bank
		2,278
	Europe: Total	91,244
Asia 24.9%
	Japan 19.8%
6,000	Jupiter Telecommunications (b)	4,814
	Largest Cable Service Provider in Japan
80,000	Aeon Mall	4,485
	Suburban Shopping Mall Developer, Owner & Operator
110,000	Hoya	4,295
	Opto-electrical Components & Eyeglass Lenses
125,700	JSR	3,258
	Films & Chemicals for LCD Screens & Electronics
68,000	Daito Trust Construction	3,111
	Apartment Builder
655	Kenedix	2,963
	Real Estate Investment Management
37,000	USS	2,411
	Used Car Auctioneer
280,000	Kansai Paint	2,219
	Paint Producer in Japan, India, China & Southeast Asia
85,000	Ushio	1,750
	Industrial Light Sources
33,000	Ibiden	1,667
	Electronic Parts & Ceramics
110,000	Park24	1,411
	Parking Lot Operator
36,000	Ito En	1,098
	Bottled Tea & Other Beverages
		33,482

50

Number of Shares		Value (000)
	Hong Kong 3.2%
500,000	Hong Kong Exchanges and Clearing	$5,462
	Hong Kong Equity & Derivatives Market Operator
		5,462
	Singapore 1.9%
850,000	Singapore Exchange	3,143
	Singapore Equity & Derivatives Market Operator
		3,143
	Asia: Total	42,087
Other Countries 14.1%
	Canada 7.1%
114,000	Alliance Atlantis Communication (b)	4,935
	CATV Channels, TV/Movie Production/ Distribution
30,000	Potash	4,304
	World's Largest Producer of Potash
150,000	RONA (b)	2,701
	Leading Canadian Do-it-yourself Retailer
		11,940
	South Africa 4.4%
151,300	Impala Platinum Holdings	3,966
	Platinum Group Metals Mining & Refining
145,000	Naspers	3,437
	Media & Education In Africa and Other Emerging Markets
		7,403
	United States 2.6%
90,000	Atwood Oceanics (b)	4,407
	Offshore Drilling Contractor
		4,407
	Other Countries: Total	23,750
Total Equities: 93.0% (Cost: $115,011)		157,081

Principal Amount (000)		Value (000)
Short-Term Obligation 6.4%
$10,777	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150% collateralized by Federal Home Loan Bank Bond, maturing 1/19/16, market value of $10,995 (repurchase proceeds: $10,783)	$10,777
	(Amortized Cost: $10,777)	10,777
Total Investments: 99.4% (Cost: $125,788)(a)(c)		167,858
Cash and Other Assets Less Liabilities: 0.6%		1,040
Total Net Assets: 100.0%		$168,898

51

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $125,946 and net unrealized appreciation was $41,912, consisting of gross unrealized appreciation of $43,837 and gross unrealized depreciation of $1,925.

(b)  Non-income producing security.

(c)  On December 31, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$61,238	36.3%
Japanese Yen	33,481	19.8
US Dollar	19,489	11.5
Swiss Franc	16,291	9.7
Other currencies less than 5% of total net assets	37,359	22.1
	$167,858	99.4%

52

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Chemicals	$10,289	6.1%
Construction	6,809	4.0
Other Industrial Services	4,727	2.8
Conglomerates	7,452	4.4
Machinery	3,039	1.8
Electrical Components	1,750	1.0
Industrial Distribution	1,671	1.0
Outsourcing Services	1,477	0.9
	37,214	22.0
> Information
Financial Processors	10,168	6.0
Television Programming	4,935	2.9
Cable Television	4,814	2.9
Satellite Broadcasting	4,440	2.6
Semiconductors & Related Equipment	4,295	2.6
Computer Hardware & Related Equipment	3,578	2.1
Television Broadcasting	3,437	2.0
	35,667	21.1
> Consumer Goods & Services
Food	13,813	8.2
Retail	7,186	4.3
Durables Goods	3,854	2.3
Consumer Goods Distribution	2,411	1.4
Consumer Services	1,411	0.8
	28,675	17.0

	Value (000)	Percent
> Finance
Banks	$21,968	13.0
	21,968	13.0
> Energy & Minerals
Mining	8,270	4.9
Oil/Gas Producers	7,796	4.6
	16,066	9.5
> Health Care
Medical Equipment	5,603	3.3
Pharmaceuticals	3,669	2.2
	9,272	5.5
> Other Industries
Regulated Utilities	4,496	2.7
Real Estate	3,723	2.2
	8,219	4.9
Total Equities:	157,081	93.0%
Short-Term Obligations:	10,777	6.4
Total Investments:	167,858	99.4
Cash and Other Assets Less Liabilities:	1,040	0.6
Net Assets:	$168,898	100.0%

53

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Consumer Goods & Services
Abercrombie & Fitch	1,370,000	1,400,000
Coach	1,506,000	1,550,000
Costco Wholesale	845,000	850,000
Expedia	3,500,000	3,925,000
Hertz	0	1,750,000
International Speedway	740,000	750,000
Safeway	3,445,000	3,550,000
Universal Technical Institute	1,344,400	1,350,000
Information
Avid Technology	2,075,000	2,200,000
Canadian Solar	0	550,000
Globalstar	0	1,600,000
Liberty Global Series C	2,947,406	2,950,000
Novell	5,500,000	6,300,000
Sanmina - SCI	7,500,000	10,330,000
Tellabs	10,800,000	11,100,000
Energy & Minerals
Atwood Oceanics	0	100,000
Finance
Conseco	1,800,000	2,000,000
Janus Capital Group	3,400,000	3,450,000
Montpelier Re	0	500,000
SEI Investments	729,500	750,000
Industrial Goods & Services
Expeditors International of Washington	1,322,000	1,325,000

	Number of Shares
	09/30/06	12/31/06
Consumer Goods & Services
Career Education	200,000	0
Harley-Davidson	1,100,000	750,000
ITT Educational Services	1,625,000	1,475,000
PETCO Animal Supplies	1,350,000	0
Information
Liberty Global Series A	1,045,200	800,000
Energy & Minerals
Pride International	2,000,000	1,300,000
UrAsia Energy (Canada)	31,700,000	30,500,000
Industrial Goods & Services
Mine Safety Appliances	309,300	0
Sales

54

Columbia Acorn Select

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 93.6%
Consumer Goods & Services 31.3%
	Retail 11.8%
3,550,000	Safeway	$122,688
	Supermarkets
1,400,000	Abercrombie & Fitch	97,482
	Teen Apparel Retailer
850,000	Costco Wholesale	44,940
	Warehouse Superstores
		265,110
	Other Consumer Services 7.4%
1,475,000	ITT Educational Services (b)	97,896
	Post-secondary Degree Services
728,000	Weight Watchers International	38,242
	Weight Loss Programs
1,350,000	Universal Technical Institute (b)	29,983
	Vocational Training
		166,121
	Travel 5.0%
3,925,000	Expedia (b)	82,346
	Online Travel Services Company
1,750,000	Hertz (b)	30,433
	Largest U.S. Rental Car Operator
		112,779
	Leisure Products 4.1%
750,000	Harley-Davidson	52,852
	Motorcycles & Related Merchandise
750,000	International Speedway	38,280
	Largest Motorsports Racetrack Owner & Operator
		91,132
	Apparel 3.0%
1,550,000	Coach (b)	66,588
	Designer & Retailer of Branded Leather Accessories
		66,588
	Consumer Goods & Services: Total	701,730
Information 26.6%
	CATV 6.5%
2,950,000	Liberty Global Series C (b)	82,600
	Cable TV Franchises Outside the USA
2,500,000	Discovery Holding (b)	40,225
	CATV Programming
800,000	Liberty Global Series A (b)	23,320
	Cable TV Franchises Outside the USA
		146,145
	Business Software 5.4%
2,200,000	Avid Technology (b)(c)	81,972
	Digital Nonlinear Editing Software & Systems
6,300,000	Novell (b)	39,060
	Directory, Operating System & Identity Management Software
		121,032

Number of Shares		Value (000)
	Telecommunications Equipment 5.1%
11,100,000	Tellabs (b)	$113,886
	Telecommunications Equipment
		113,886
	Mobile Communications 4.8%
2,300,000	American Tower (b)	85,744
	Communications Towers in USA & Mexico
1,600,000	Globalstar (b)	22,256
	Satellite Mobile Voice & Data Carrier
		108,000
	Internet Related 2.7%
9,600,000	SkillSoft Publishing (b)(c)	59,616
	Web-based Learning Solutions (E-Learning)
		59,616
	Contract Manufacturing 1.6%
10,330,000	Sanmina-SCI (b)	35,639
	Electronic Manufacturing Services (EMS)
		35,639
	Semiconductors & Related Equipment 0.3%
550,000	Canadian Solar (b)	5,764
	Solar Cell & Module Manufacturer
		5,764
	Computer Services 0.2%
1,367,000	AnswerThink Consulting (b)	4,210
	IT Integration & Best Practice Research
		4,210
	Information: Total	594,292
Energy & Minerals 12.9%
	Mining 9.3%
30,050,000	UrAsia Energy (Canada) (b)(c)(d)	138,377
	Uranium Mining in Kazakhstan
480,000	Potash (Canada)	68,870
	World's Largest Producer of Potash
		207,247
	Oil Services 3.6%
1,300,000	Pride International (b)	39,013
	Offshore Drilling Contractor
600,000	FMC Technologies (b)	36,978
	Oil & Gas Well Head Manufacturer
100,000	Atwood Oceanics (b)	4,897
	Offshore Drilling Contractor
		80,888
	Energy & Minerals: Total	288,135
Finance 12.2%
	Brokerage & Money Management 7.6%
3,450,000	Janus Capital Group	74,486
	Manages Mutual Funds
975,000	Nuveen Investments	50,583
	Money Management

55

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value (000)
	Brokerage & Money Management—continued
750,000	SEI Investments	$44,670
	Mutual Fund Administration & Investment Management
		169,739
	Insurance 4.6%
112,000	Markel (b)	53,771
	Specialty Insurance
2,000,000	Conseco (b)	39,960
	Life, Long-Term Care & Medical Supplement Insurance
500,000	Montpelier Re	9,305
	Commercial Lines Insurance/Reinsurance
		103,036
	Finance: Total	272,775
Industrial Goods & Services 9.0%
	Outsourcing Services 2.7%
3,030,000	Quanta Services (b)	59,600
	Electrical & Telecom Construction Services
		59,600
	Other Industrial Services 2.4%
1,325,000	Expeditors International of Washington	53,663
	International Freight Forwarder
		53,663
	Waste Management 2.1%
1,300,000	Waste Management	47,801
	U.S. Garbage Collection & Disposal
		47,801
	Steel 1.8%
2,250,000	Worthington Industries	39,870
	Steel Processing
		39,870
	Industrial Goods & Services: Total	200,934
Health Care 1.6%
	Health Care Services 1.6%
910,000	Lincare Holdings (b)	36,254
	Home Health Care Services
		36,254
	Health Care: Total	36,254
Total Equities: 93.6% (Cost: $1,421,211)		2,094,120

Principal Amount (000)		Value (000)
Short-Term Obligations: 6.4%
$11,200	Erste Finance (e) 5.30% Due 01/18/07	$11,172
11,200	American General Finance 5.25% Due 01/19/07	11,171
11,000	Manhattan Asset (e) 5.33% Due 01/09/07	10,987
11,000	Morrigan TRR (e) 5.35% Due 01/10/07	10,985
11,000	Keel Capital (e) 5.30% Due 01/11/07	10,984
11,000	Advantage Asset (e) 5.33% Due 01/16/07	10,976
11,000	TSL USA (e) 5.33% Due 01/17/07	10,974
10,900	Bavaria TRR (e) 5.30% Due 01/04/07	10,895
10,900	Regency Markets (e) 5.33% Due 01/05/07	10,893
10,900	Deutsche Zentral 5.36% Due 01/08/07	10,889
10,800	Gotham Funding (e) 5.29% Due 01/02/07	10,798
10,800	Greyhawk Funding (e) 5.25% Due 01/03/07	10,797
8,000	MICA Funding (e) 5.33% Due 01/12/07	7,987
5,145	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150% collateralized by Federal Home Loan Bank Bond, maturing 1/19/16, market value of $5,251 (repurchase proceeds: $5,148)	5,145
	(Amortized Cost: $144,653)	144,653
Total Investments: 100.0% (Cost: $1,565,864)(a)		2,238,773
Cash and Other Assets Less Liabilities: 0.0%		(1,062)
Total Net Assets: 100.0%		$2,237,711

56

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a) At December 31, 2006, for federal income tax purposes cost of investments was $1,575,919 and net unrealized appreciation was $662,854, consisting of gross unrealized appreciation of $690,108 and gross unrealized depreciation of $27,254.

(b) Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

SkillSoft Publishing	8.81%
UrAsia Energy	6.25
Avid Technology	5.36

  The aggregate cost and value of these investments at December 31, 2006 were $197,430 and $279,965, respectively. Investments in affiliates represented 12.51% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2006 were as follows:

Dividend Income	$-
Net realized gain or loss	4,499
Change in unrealized gain or loss	66,554
Purchases	55,453
Proceeds from sales	7,975

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2006, this security had a value of $126,663, which represented 5.66% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
UrAsia Energy	10/26/05, 2/01/06	27,506	$42,721	$126,663

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of to $117,448, which represented 5.3% of net assets.

57

Columbia Thermostat Fund

Statement of Investments, December 31, 2006

Number of Shares or Principal Amount (000)		Value (000)
	> Bond Funds: 59.8%
6,366,247	Columbia Intermediate Bond Fund, Class Z	$56,278
3,238,571	Columbia Federal Securities Fund, Class Z	33,714
2,686,301	Columbia Conservative High Yield Fund, Class Z	22,672
	Total Bond Funds (Cost: $112,552)	112,664
	> Stock Funds: 40.1%
1,280,164	Columbia Large Cap Enhanced Core Fund, Class Z	18,831
1,066,505	Columbia Dividend Income Fund, Class Z	15,091
284,306	Columbia Acorn International, Class Z	11,460
558,135	Columbia Marsico Growth Fund, Class Z	11,414
381,117	Columbia Acorn Fund, Class Z	11,323
284,501	Columbia Acorn Select, Class Z	7,565
	Total Stock Funds (Cost: $67,936)	75,684
Short-Term Obligation: 0.4%
$721	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150%, collateralized by Federal Home Loan Bank Bond, maturing 1/19/16 market value of $739 (repurchase proceeds: $721)	721
	(Cost: $721)	721
Total Investments: 100.3% (Cost: $181,209)(a)		189,069
Cash and Other Assets Less Liabilities: (0.3)%		(540)
Total Net Assets: 100%		$188,529

> Notes to Statements of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $182,015 and net unrealized appreciation was $7,054, consisting of gross unrealized appreciation of $7,428 and gross unrealized depreciation of $374.

58

Columbia Acorn Family of Funds

> Statements of Assets and Liabilities

> Statements of Operations

> Statements of Changes in Net Assets

> Financial Highlights

> Notes to Financial Statements

59

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2006	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,722,973	$2,675,983	$1,153,022	$125,788		$1,368,434		$721
Affiliated investments, at cost (See Note 4)	2,146,491	27,956	5,636	—		197,430		180,488
Unaffiliated investments, at value	$15,529,925	$4,300,291	$1,574,506	$167,858		$1,958,808		$721
Affiliated investments, at value (See Note 4)	3,477,317	24,179	4,708	—		279,965		188,348
Cash	—	1	1	—	*	—	*	1
Foreign currency (cost: Columbia Acorn Fund $2,120; Columbia Acorn International $14,138; Columbia Acorn International Select $24; Columbia Acorn Select $*)	2,126	14,156	—	24		—	*	—
Receivable for:
Investments sold	12,384	2,542	496	499		4,446		—
Fund shares sold	29,985	8,340	4,756	616		2,885		72
Dividends and interest	9,187	2,822	612	193		462		—	*
Foreign tax reclaims	503	532	2	36		—		—
Deferred Trustees' Compensation Investments	2,081	574	148	—		—		—
Expense Reimbursement due from Investment Adviser	—	—	—	—	*	—		38
Other assets	—	2	—	—		—		—
Total Assets	19,063,508	4,353,439	1,585,229	169,226		2,246,566		189,180
Liabilities:
Payable for:
Investments purchased	50,830	2,952	2,636	—		3,690		—
Fund shares redeemed	48,489	2,665	585	82		2,448		420
Management fee	10,276	2,742	1,159	129		1,509		16
Administration fee	657	146	55	7		76		7
12b-1 Service & Distribution fees	2,896	201	141	16		476		82
Reports to shareholders	1,403	363	128	49		320		74
Deferred Trustees' fees	2,081	574	148	12		47		6
Transfer agent fees	1,431	202	112	9		247		37
Trustees' fees	18	4	1	—	*	2		—	*
Audit fee	38	37	17	17		17		6
Custody fees	101	122	3	3		4		—
Other liabilities	162	36	16	4		19		3
Total Liabilities	118,382	10,044	5,001	328		8,855		651
Net Assets	$18,945,126	$4,343,395	$1,580,228	$168,898		$2,237,711		$188,529
Composition of Net Assets:
Paid in capital	$11,584,527	$2,715,853	$1,146,476	$134,764		$1,555,934		$177,137
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(27,265)	(20,256)	(174)	676		(9,971)		249
Accumulated net realized gain (loss)	250,064	27,216	13,370	(8,615)		18,908		3,283
Net unrealized appreciation (depreciation) on:
Investments	7,137,778	1,620,531	420,556	42,070		672,909		7,860
Foreign currency translations	22	51	—	3		(69)		—
Net Assets	$18,945,126	$4,343,395	$1,580,228	$168,898		$2,237,711		$188,529
Net asset value per share – Class A (a)	$29.02	$40.07	$28.02	$27.68		$26.18		$12.59
(Net assets/shares)	($4,067,868/140,156)	($313,401/7,822)	($245,552/8,763)	($22,599/817)		($940,857/35,933)		($58,013/4,609)
Maximum offering price per share – Class A (b)	$30.79	$42.51	$29.73	$29.37		$27.78		$13.36
(Net asset value per share/front- end sales charge)	($29.02/0.9425)	($40.07/0.9425)	($28.02/0.9425)	($27.68/0.9425)		($26.18/0.9425)		($12.59/0.9425)
Net asset value and offering price per share – Class B (a)	$27.78	$39.39	$26.87	$26.73		$25.13		$12.62
(Net assets/shares)	($1,404,165/50,544)	($94,165/2,390)	($65,040/2,421)	($9,787/366)		($214,260/8,528)		($72,367/5,733)
Net asset value and offering price per share – Class C (a)	$27.70	$39.35	$26.81	$26.70		$25.07		$12.62
(Net assets/shares)	($1,345,520/48,571)	($99,425/2,527)	($55,306/2,063)	($7,060/264)		($173,152/6,907)		($27,375/2,169)
Net asset value and offering price per share – Class Z (c)	$29.71	$40.31	$28.66	$27.97		$26.59		$12.57
(Net assets/shares)	($12,127,573/408,153)	($3,836,404/95,163)	($1,214,330/42,372)	($129,452/4,628)		($909,442/34,206)		($30,774/2,448)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

60

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2006

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$129,894	$65,418	$6,312	$1,927	$9,793	$—
Dividend income from affiliates (See Note 4)	21,531	418	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	7,846
Interest income	58,437	7,480	6,696	330	3,955	39
	209,862	73,316	13,008	2,257	13,748	7,885
Foreign taxes withheld	(4,052)	(5,392)	(7)	(133)	(38)	—
Total Investment Income	205,810	67,924	13,001	2,124	13,710	7,885
Expenses:
Management fee	115,422	28,296	12,636	1,172	16,054	195
Administration fee	7,240	1,468	587	51	789	78
12b-1 Service and Distribution fees:
Class A	9,543	553	540	37	2,029	162
Class B	11,509	682	561	65	1,674	606
Class C	13,058	762	503	52	1,579	276
Transfer agent fees:
Class A	2,437	203	139	19	774	115
Class B	2,149	165	121	22	433	157
Class C	1,235	87	56	9	231	56
Class Z	3,353	1,218	350	59	523	29
Custody fees	1,582	1,769	49	48	73	— *
Trustees' fees	756	152	62	3	36	3
Registration & blue sky fees	380	311	152	83	153	64
Reports to shareholders	3,228	791	378	91	721	147
Chief compliance officer expenses (See Note 4)	387	74	29	2	41	4
Non-Recurring costs (See Note 9)	124	25	10	1	13	1
Other expenses	1,059	298	137	70	158	41
Total expenses	173,462	36,854	16,310	1,784	25,281	1,934
Less custody fees paid indirectly	(171)	(11)	(20)	(1)	(22)	— *
Less reimbursement of expenses by Investment Adviser	—	—	—	(1)	—	(312)
Less reimbursement of expenses by Transfer Agent:
Class A	(605)	(24)	(27)	(3)	(219)	(32)
Class B	(262)	(13)	(12)	(2)	(63)	(37)
Class C	(208)	(10)	(7)	(1)	(44)	(14)
Class Z	(1,472)	(233)	(123)	(12)	(178)	(11)
Non-Recurring costs reimbursed (See Note 9)	(124)	(25)	(10)	(1)	(13)	(1)
Net Expenses	170,620	36,538	16,111	1,763	24,742	1,527
Net Investment Income (Loss)	35,190	31,386	(3,110)	361	(11,032)	6,358
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	1,585,848	392,034	46,861	18,123	67,292	—
Affiliated investments (See Note 4)	25,113	—	—	—	4,499	9,014
Foreign currency transactions	1,005	82	—	(13)	12	—
Distributions from affiliated investment company shares	—	—	—	—	—	2,655
Net realized loss on disposal of investments purchased in error (prorated) (See Note 8)	—	—	—	— *	—	—
Net realized gain	1,611,966	392,116	46,861	18,110	71,803	11,669
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	945,432	649,567	63,661	20,766	221,390	—
Affiliated investments (See Note 4)	(233,206)	(3,777)	699	—	66,554	836
Foreign currency translations	(8)	(92)	—	4	(69)	—
Foreign capital gains tax	—	3	—	—	—	—
Net change in unrealized appreciation (depreciation)	712,218	645,701	64,360	20,770	287,875	836
Net realized and unrealized gain	2,324,184	1,037,817	111,221	38,880	359,678	12,505
Net Increase in Net Assets resulting from Operations	$2,359,374	$1,069,203	$108,111	$39,241	$348,646	$18,863

*  Rounds to less than $500.

See accompanying notes to financial statements.

61

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$35,190	$49,723	$31,386	$24,670	$(3,110)	$1,300
Net realized gain on investments and foreign currency transactions	1,611,966	890,559	392,116	203,167	46,861	49,825
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	712,218	898,946	645,701	258,860	64,360	75,612
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	—	—
Net Increase from Operations	2,359,374	1,839,228	1,069,203	486,697	108,111	126,737
Distribution to Shareholders From:
Net investment income – Class A	(5,394)	(8,157)	(2,223)	(1,772)	—	—
Net realized gain – Class A	(313,513)	(177,617)	(26,545)	(4,275)	(5,181)	(7,747)
Net investment income – Class B	—	—	(141)	(280)	—	—
Net realized gain – Class B	(114,707)	(81,483)	(8,646)	(2,334)	(1,487)	(3,824)
Net investment income – Class C	—	—	(63)	(171)	—	—
Net realized gain – Class C	(109,093)	(68,235)	(8,998)	(1,462)	(1,223)	(2,282)
Net investment income – Class Z	(48,532)	(52,311)	(44,617)	(51,974)	—	(1,613)
Net realized gain – Class Z	(916,129)	(547,733)	(342,510)	(81,064)	(25,202)	(43,227)
Total Distribution to Shareholders	(1,507,368)	(935,536)	(433,743)	(143,332)	(33,093)	(58,693)
Share Transactions:
Subscriptions – Class A	1,078,213	912,797	176,101	66,630	113,090	66,241
Distributions reinvested – Class A	288,002	167,704	25,843	4,900	4,383	6,880
Redemptions – Class A	(822,590)	(579,536)	(63,857)	(14,669)	(51,382)	(25,265)
Net Increase (Decrease) – Class A	543,625	500,965	138,087	56,861	66,091	47,856
Subscriptions – Class B	25,556	49,025	17,920	17,173	1,247	4,001
Distributions reinvested – Class B	104,566	74,120	8,016	2,310	1,351	3,491
Redemptions – Class B	(212,371)	(174,945)	(20,296)	(10,198)	(14,036)	(11,124)
Net Increase (Decrease) – Class B	(82,249)	(51,800)	5,640	9,285	(11,438)	(3,632)
Subscriptions – Class C	166,508	171,533	50,734	15,891	17,895	8,047
Distributions reinvested – Class C	86,726	54,677	6,707	1,302	1,038	1,878
Redemptions – Class C	(178,699)	(149,119)	(16,582)	(6,051)	(8,640)	(9,090)
Net Increase (Decrease) – Class C	74,535	77,091	40,859	11,142	10,293	835
Subscriptions – Class Z	1,754,910	1,686,601	707,961	577,455	371,430	302,588
Distributions reinvested – Class Z	824,254	513,385	279,893	103,732	22,838	40,433
Redemptions – Class Z	(1,413,279)	(1,080,069)	(357,229)	(284,340)	(175,498)	(105,312)
Net Increase – Class Z	1,165,885	1,119,917	630,625	396,847	218,770	237,709
Net Increase (Decrease) from Share Transactions	1,701,796	1,646,173	815,211	474,135	283,716	282,768
Redemption Fees	—	—	147	65	—	—
Total Increase in Net Assets	2,553,802	2,549,865	1,450,818	817,565	358,734	350,812
Net Assets:
Beginning of period	16,391,324	13,841,459	2,892,577	2,075,012	1,221,494	870,682
End of period	$18,945,126	$16,391,324	$4,343,395	$2,892,577	$1,580,228	$1,221,494
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(27,265)	$(34,063)	$(20,256)	$(14,604)	$(174)	$(119)

*  Rounds to less than $500.

See accompanying notes to financial statements.

62

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$361	$431	$(11,032)	$(7,333)	$6,358	$5,484
Net realized gain on investments and foreign currency transactions	18,110	5,496	71,803	46,214	—	—
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	11,669	14,700
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	20,770	5,773	287,875	140,962	—	—
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	836	(10,409)
Net Increase from Operations	39,241	11,700	348,646	179,843	18,863	9,775
Distribution to Shareholders From:
Net investment income – Class A	(2)	(79)	(788)	—	(2,086)	(2,069)
Net realized gain – Class A	—	—	(20,503)	(19,098)	(3,300)	(4,875)
Net investment income – Class B	—	(46)	—	—	(2,114)	(1,831)
Net realized gain – Class B	—	—	(4,991)	(5,029)	(3,980)	(5,382)
Net investment income – Class C	— *	(24)	—	—	(753)	(617)
Net realized gain – Class C	—	—	(3,972)	(3,559)	(1,496)	(1,972)
Net investment income – Class Z	(196)	(888)	(1,614)	—	(1,223)	(797)
Net realized gain – Class Z	—	—	(19,241)	(19,071)	(1,585)	(1,697)
Total Distribution to Shareholders	(198)	(1,037)	(51,109)	(46,757)	(16,537)	(19,240)
Share Transactions:
Subscriptions – Class A	10,850	5,743	210,532	296,611	6,298	15,104
Distributions reinvested – Class A	2	71	19,667	17,770	4,887	6,273
Redemptions – Class A	(3,070)	(1,004)	(158,467)	(143,717)	(25,185)	(24,089)
Net Increase (Decrease) – Class A	7,782	4,810	71,732	170,664	(14,000)	(2,712)
Subscriptions – Class B	2,223	2,123	4,782	28,258	3,578	8,919
Distributions reinvested – Class B	—	41	4,452	4,510	5,496	6,512
Redemptions – Class B	(1,437)	(1,480)	(31,688)	(26,292)	(16,105)	(11,391)
Net Increase (Decrease) – Class B	786	684	(22,454)	6,476	(7,031)	4,040
Subscriptions – Class C	2,333	1,655	20,817	48,457	4,114	5,664
Distributions reinvested – Class C	— *	20	3,230	2,903	1,960	2,303
Redemptions – Class C	(924)	(599)	(22,947)	(23,251)	(7,323)	(9,480)
Net Increase (Decrease) – Class C	1,409	1,076	1,100	28,109	(1,249)	(1,513)
Subscriptions – Class Z	34,878	25,890	258,516	333,604	5,698	5,843
Distributions reinvested – Class Z	99	582	14,293	13,462	2,633	2,384
Redemptions – Class Z	(10,107)	(7,003)	(170,328)	(155,173)	(3,204)	(2,485)
Net Increase – Class Z	24,870	19,469	102,481	191,893	5,127	5,742
Net Increase (Decrease) from Share Transactions	34,847	26,039	152,859	397,142	(17,153)	5,557
Redemption Fees	9	9	—	—	—	—
Total Increase in Net Assets	73,899	36,711	450,396	530,228	(14,827)	(3,908)
Net Assets:
Beginning of period	94,999	58,288	1,787,315	1,257,087	203,356	207,264
End of period	$168,898	$94,999	$2,237,711	$1,787,315	$188,529	$203,356
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$676	$(603)	$(9,971)	$(7,548)	$249	$142

63

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Subscriptions – Class A	37,015	34,302	4,588	2,150	4,113	2,559
Shares issued in reinvestment and capital gains – Class A	9,911	6,137	673	155	156	260
Less shares redeemed – Class A	(28,264)	(21,923)	(1,723)	(476)	(1,877)	(990)
Net Increase (Decrease) – Class A	18,662	18,516	3,538	1,829	2,392	1,829
Subscriptions – Class B	909	1,922	482	574	47	161
Shares issued in reinvestment and capital gains – Class B	3,757	2,814	212	73	50	137
Less shares redeemed – Class B	(7,576)	(6,826)	(553)	(341)	(533)	(451)
Net Increase (Decrease) – Class B	(2,910)	(2,090)	141	306	(436)	(153)
Subscriptions – Class C	5,931	6,667	1,356	524	678	321
Shares issued in reinvestment and capital gains – Class C	3,123	2,077	178	41	39	74
Less shares redeemed – Class C	(6,396)	(5,835)	(455)	(201)	(328)	(363)
Net Increase (Decrease) – Class C	2,658	2,909	1,079	364	389	32
Subscriptions – Class Z	58,774	62,182	18,601	18,615	13,228	11,555
Shares issued in reinvestment and capital gains – Class Z	27,709	18,385	7,251	3,274	796	1,500
Less shares redeemed – Class Z	(47,499)	(39,912)	(9,331)	(9,349)	(6,302)	(4,040)
Net Increase – Class Z	38,984	40,655	16,521	12,540	7,722	9,015
Net Increase (Decrease) in Shares of Beneficial Interest	57,394	59,990	21,279	15,039	10,067	10,723

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

64

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Subscriptions – Class A	446	307	8,645	14,487	492	1,151
Shares issued in reinvestment and capital gains – Class A	— *	4	777	802	390	497
Less shares redeemed – Class A	(131)	(53)	(6,607)	(6,938)	(1,960)	(1,840)
Net Increase (Decrease) – Class A	315	258	2,815	8,351	(1,078)	(192)
Subscriptions – Class B	97	118	207	1,441	279	684
Shares issued in reinvestment and capital gains – Class B	— *	2	183	211	437	515
Less shares redeemed – Class B	(64)	(81)	(1,373)	(1,313)	(1,253)	(870)
Net Increase (Decrease) – Class B	33	39	(983)	339	(537)	329
Subscriptions – Class C	100	92	898	2,455	322	434
Shares issued in reinvestment and capital gains – Class C	— *	1	133	136	156	182
Less shares redeemed – Class C	(42)	(33)	(1,002)	(1,172)	(572)	(725)
Net Increase (Decrease) – Class C	58	60	29	1,419	(94)	(109)
Subscriptions – Class Z	1,448	1,378	10,565	15,890	442	446
Shares issued in reinvestment and capital gains – Class Z	5	33	559	601	210	189
Less shares redeemed – Class Z	(427)	(378)	(7,111)	(7,371)	(248)	(189)
Net Increase – Class Z	1,026	1,033	4,013	9,120	404	446
Net Increase (Decrease) in Shares of Beneficial Interest	1,432	1,390	5,874	19,229	(1,305)	474

65

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$28.17		$26.45		$22.56		$15.50	$17.88
Income from Investment Operations
Net investment income (a)	0.13		0.15		0.04		0.03	0.02
Net realized and unrealized gain (loss)	3.92		3.28		4.78		7.05	(2.40)
Total from Investment Operations	4.05		3.43		4.82		7.08	(2.38)
Less Distributions Declared to Shareholders
From net investment income	(0.13)		(0.15)		(0.02)		—	—
From net realized gains	(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(2.51)		(1.71)		(0.93)		(0.02)	—
Net Asset Value, End of Period	$29.71		$28.17		$26.45		$22.56	$15.50
Total Return (b)	14.45	%(c)	13.11	%(c)	21.51	%(c)	45.68%	(13.31)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	0.74%		0.74%		0.81%		0.80%	0.82%
Net investment income (d)	0.45%		0.57%		0.18%		0.17%	0.15%
Waiver/reimbursement	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	22%		16%		20%		10%	13%
Net assets at end of period (in millions)	$12,128		$10,399		$8,689		$7,065	$4,022

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Columbia Acorn International

Class Z	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$33.44		$29.03		$22.66		$15.40	$18.47
Income from Investment Operations
Net investment income (a)	0.35		0.34		0.25		0.21	0.14
Net realized and unrealized gain (loss)	10.94		5.87		6.37		7.13	(3.10)
Total from Investment Operations	11.29		6.21		6.62		7.34	(2.96)
Less Distributions Declared to Shareholders
From net investment income	(0.51)		(0.72)		(0.25)		(0.08)	(0.11)
From net realized gains	(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(4.42)		(1.80)		(0.25)		(0.08)	(0.11)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—	—
Net Asset Value, End of Period	$40.31		$33.44		$29.03		$22.66	$15.40
Total Return (c)	34.53	%(d)	21.81	%(d)	29.47	%(d)	47.80%	(16.10)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	0.94%		0.99%		1.08%		1.05%	1.06%
Net investment income (e)	0.92%		1.09%		1.01%		1.19%	0.80%
Waiver/reimbursement	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	31%		27%		40%		40%	52%
Net assets at end of period (in millions)	$3,836		$2,629		$1,919		$1,563	$1,241

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

Columbia Acorn USA Fund

Class Z	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.03		$25.20		$21.01		$14.28	$17.52
Income from Investment Operations
Net investment income (loss) (a)	(0.02)		0.07		(0.15)		(0.13)	(0.10)
Net realized and unrealized gain (loss)	2.26		3.18		4.48		6.86	(3.14)
Total from Investment Operations	2.24		3.25		4.33		6.73	(3.24)
Less Distributions Declared to Shareholders
From net investment income	—		(0.05)		—		—	—
From net realized gains	(0.61)		(1.37)		(0.14)		—	—
Total Distributions Declared to Shareholders	(0.61)		(1.42)		(0.14)		—	—
Net Asset Value, End of Period	$28.66		$27.03		$25.20		$21.01	$14.28
Total Return (b)	8.28	%(c)	12.98	%(c)	20.62	%(c)	47.13%	(18.49)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	0.98%		1.01%		1.09%		1.11%	1.17%
Net investment income (loss) (d)	(0.07)%		0.28%		(0.66)%		(0.72)%	(0.64)%
Waiver/reimbursement	0.01%		0.01%		0.02%		—	—
Portfolio turnover rate	13%		13%		18%		7%	31%
Net assets at end of period (in millions)	$1,214		$937		$646		$502	$235

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.
66

Columbia Acorn International Select Fund

Class Z	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$20.57		$18.02		$14.58		$10.29	$12.09
Income from Investment Operations
Net investment income (a)	0.10		0.13		0.04		0.06	0.03
Net realized and unrealized gain (loss)	7.35		2.70		3.47		4.24	(1.83)
Total from Investment Operations	7.45		2.83		3.51		4.30	(1.80)
Less Distributions Declared to Shareholders
From net investment income	(0.05)		(0.28)		(0.07)		(0.01)	—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—	—
Net Asset Value, End of Period	$27.97		$20.57		$18.02		$14.58	$10.29
Total Return (c)(d)	36.27%		15.98%		24.14%		41.79%	(14.89)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.27%		1.45%		1.45%		1.45%	1.45%
Net investment income (e)	0.44%		0.72%		0.27%		0.56%	0.26%
Waiver/reimbursement	0.01%		0.04%		0.29%		0.42%	0.33%
Portfolio turnover rate	47%		39%		73%		69%	102%
Net assets at end of period (in millions)	$129		$74		$46		$34	$26

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

Columbia Acorn Select

Class Z	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$22.77		$21.13		$18.20		$14.04	$15.23
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.03)		(0.10)		(0.10)	(0.10)
Net realized and unrealized gain (loss)	4.51		2.35		3.47		4.39	(1.09)
Total from Investment Operations	4.45		2.32		3.37		4.29	(1.19)
Less Distributions Declared to Shareholders
From net investment income	(0.04)		—		—		—	—
From net realized gains	(0.59)		(0.68)		(0.44)		(0.13)	—
Total Distributions Declared to Shareholders	(0.63)		(0.68)		(0.44)		(0.13)	—
Net Asset Value, End of Period	$26.59		$22.77		$21.13		$18.20	$14.04
Total Return (b)	19.68	%(c)	11.08	%(c)	18.58	%(c)	30.61%	(7.81	)%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	0.96%		0.99%		1.13%		1.12%	1.26%
Net investment loss (d)	(0.26)%		(0.16)%		(0.52)%		(0.63)%	(0.67)%
Waiver/reimbursement	0.02%		0.03%		0.02%		—	0.01%
Portfolio turnover rate	21%		19%		34%		16%	40%
Net assets at end of period (in millions)	$909		$688		$445		$294	$93

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Columbia Thermostat Fund Class Z	Year Ended December 31,								Inception September 25, 2002 through December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$12.50		13.12		$12.31		$10.41		$10.00
Income from Investment Operations
Net investment income (a)	0.49		0.43		0.31		0.19		0.04
Net realized and unrealized gain	0.84		0.28		0.82		1.87		0.37
Total from Investment Operations	1.33		0.71		1.13		2.06		0.41
Less Distributions Declared to Shareholders
From net investment income	(0.54)		(0.42)		(0.29)		(0.16)		—
From net realized gains	(0.72)		(0.91)		(0.03)		(0.00	)(b)	—
Total Distributions Declared to Shareholders	(1.26)		(1.33)		(0.32)		(0.16)		—
Net Asset Value, End of Period	$12.57		$12.50		$13.12		$12.31		$10.41
Total Return (c)(d)	10.86%		5.50%		9.17%		19.79%		4.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.38	%(g)	0.62	%(h)(i)
Net investment income	3.84	%(g)	3.28	%(g)	2.48	%(g)	1.64	%(g)	1.41	%(h)(i)
Reimbursement/waiver	0.13%		0.11%		0.21%		0.88%		19.94	%(h)
Portfolio turnover rate	66%		96%		67%		61%		11	%(e)
Net assets at end of period (in millions)	$31		$26		$21		$14		$4

(a)  Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i)   In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances the Fund maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.
67

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end investment management company organized as a Massachusetts business trust. The investment objective of each Fund, excluding Columbia Thermostat Fund, is to seek long-term growth of capital. The investment objective of Columbia Thermostat Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the time to purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less. See "Fund Policy on Trading of Fund Shares" as disclosed in the Funds' prospectuses for more information.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge. However, if Class Z shares of Columbia Acorn International or Columbia Acorn International Select are redeemed or exchanged within 60 days after purchase, the Fund charges you a redemption fee of 2% of the redemption proceeds, with certain exceptions.

The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at marked value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on the NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

68

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions, investment income and portfolio fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. A Fund only enters into such contracts to hedge a portion of its portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures" on the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

None of the Funds entered into futures contracts or forward foreign currency contracts during the year ended December 31, 2006.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily

69

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

as of the close of trading on the New York Stock Exchange ("the NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, tax equalization, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
(in thousands)
Columbia Acorn Fund	$25,534	$(97,484)	$71,950
Columbia Acorn International	10,006	(29,717)	19,711
Columbia Acorn USA	3,055	(2,993)	(62)
Columbia Acorn International Select	1,116	(1,116)	—
Columbia Acorn Select	11,011	(11,011)	—
Columbia Thermostat Fund	(75)	(1,146)	1,221

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

December 31, 2006	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$102,167	$1,405,201
Columbia Acorn International	47,043	386,698
Columbia Acorn USA	—	33,093
Columbia Acorn International Select	198	—
Columbia Acorn Select	9,493	41,617
Columbia Thermostat Fund	7,031	9,506
December 31, 2005	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$89,415	$846,121
Columbia Acorn International	54,197	89,135
Columbia Acorn USA	1,825	56,868
Columbia Acorn International Select	1,037	—
Columbia Acorn Select	7,041	39,716
Columbia Thermostat Fund	8,262	10,978

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

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As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
(in thousands)
Columbia Acorn Fund	$30,120	$222,190	$7,110,633
Columbia Acorn International	12,300	29,026	1,586,813
Columbia Acorn USA	—	15,636	420,311
Columbia Acorn International Select	856	—	41,912
Columbia Acorn Select	9,164	9,981	662,854
Columbia Thermostat Fund	550	3,807	7,054

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
(in thousands)
Columbia Acorn Fund	$7,490,598	$(379,965)	$7,110,633
Columbia Acorn International	1,655,465	(68,652)	1,586,813
Columbia Acorn USA	468,917	(48,606)	420,311
Columbia Acorn International Select	43,837	(1,925)	41,912
Columbia Acorn Select	690,108	(27,254)	662,854
Columbia Thermostat Fund	7,428	(374)	7,054

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,517	*	$—
2010	506		6,126
2011	—		2,488
TOTAL	$2,023		$8,614

*Of these carryforwards, $2,023 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2006.

(In thousands)
Columbia Acorn USA	$506
Columbia Acorn International Select	16,995

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2006, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for Columbia Acorn USA and Columbia Acorn Select:

Columbia Acorn USA
Assets	Annual Fee Rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%
Columbia Acorn Select
Assets	Annual Fee Rate
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

For all of the Funds, and prior to August 1, 2006, for Columbia Acorn USA and Columbia Acorn Select, for the period covered by this report as provided under the Funds' investment management agreement, fees were accrued daily

71

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

and paid monthly to Columbia WAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund
Assets	Annual Fee Rate
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%
Columbia Acorn International
Assets	Annual Fee Rate
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%
Columbia Acorn USA
Assets	Annual Fee Rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million and over	0.840%
Columbia Acorn Select
Assets	Annual Fee Rate
Up to $700 million	0.850%
$700 million and over	0.800%
Columbia Acorn International Select
All Assets	0.940%
Columbia Thermostat Fund
All Assets	0.100%

For the year ended December 31, 2006, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average daily net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average daily net assets for Columbia Acorn Select Class Z shares. This arrangement may be modified or terminated by either the Funds or Columbia WAM on 30 days notice.

Columbia WAM has agreed to contractually reimburse the ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average daily net assets of Columbia Thermostat Fund's Class Z shares through April 30, 2007.

Expenses reimbursed by Columbia WAM for Columbia Acorn International Select and Columbia Thermostat Fund for the year ended December 31, 2006 was $1,423 and $311,952, respectively.

Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

Columbia Acorn Trust
Average daily net asset value:	Annual Fee Rate
On the first $8 billion	0.05%
Next $8 billion	0.04%
Average daily net asset in excess of $16 billion	0.03%

For the year ended December 31, 2006 each Fund's annualized effective administration fee rate was 0.04%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly-owned subsidiary of BOA, responsibility to provide certain administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent waived the reimbursement for certain out-of-pocket expenses through September 30, 2006.

Effective October 1, 2006, a new transfer agency and shareholder servicing agreement was negotiated, which changed the cost of transfer agency services. The annual rate was reduced to $17 per open account. Additionally, fees now

72

include sub-transfer agency services and out of pocket expenses. The Transfer Agent no longer waives its right to reimbursement by the Funds for its out of pocket expenses. The new agreement will be fully implemented on April 1, 2007 and is estimated to result in a change of fees paid by shareholders of various share classes in each fund ranging from some decreases to increases up to approximately three basis points.

Each Fund has adopted a Rule 12b-1 plan which requires it to pay CMDI a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

Expenses waived by the Transfer Agent for the year ended December 31, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$2,547
Columbia Acorn International	280
Columbia Acorn USA	169
Columbia Acorn International Select	18
Columbia Acorn Select	504
Columbia Thermostat Fund	94

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the year ended December 31, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$756
Columbia Acorn International	152
Columbia Acorn USA	62
Columbia Acorn International Select	3
Columbia Acorn Select	36
Columbia Thermostat Fund	3

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when a trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On December 31, 2006, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 31, 40, 48 and 57, respectively.

During the year ended December 31, 2006, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	668	9,383
Columbia Acorn International	19,816	1,299
Columbia Acorn USA	—	131
Columbia Acorn International Select	44	—
Columbia Acorn Select	—	178

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum for 2006 was accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year ended December 31, 2006.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2006 were:

Columbia Acorn Fund
(in thousands)
Investment securities
Purchases	$4,835,276
Proceeds from sales	3,638,890

73

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Columbia Acorn International
(in thousands)
Investment securities
Purchases	$1,496,643
Proceeds from sales	1,105,474
Columbia Acorn USA
(in thousands)
Investment securities
Purchases	$556,445
Proceeds from sales	175,858
Columbia Acorn International Select
(in thousands)
Investment securities
Purchases	$83,230
Proceeds from sales	55,917
Columbia Acorn Select
(in thousands)
Investment securities
Purchases	$475,657
Proceeds from sales	397,359
Columbia Thermostat Fund
(in thousands)
Investment securities
Purchases	$128,549
Proceeds from sales	152,932

7.  Redemption Fees

For the year ended December 31, 2006, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to $147 and $9, respectively, and are accounted for as additions to paid in capital.

8.  Other

For the year ended December 31, 2006, and as a result of an error, Columbia Acorn International Select purchased shares of UrAsia Energy that was subsequently cancelled resulting in a loss of $164. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term

74

sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Trust and the Trustees of the Trust, along with the Columbia Advisers, the sub-administrator of the Columbia Acorn Funds and the Wanger Advisors Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Trust and its independent trustees.

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction cost or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the year ended December 31, 2006, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

(in thousands)
Columbia Acorn Fund	$124
Columbia Acorn International	25
Columbia Acorn USA	10
Columbia Acorn International Select	1
Columbia Acorn Select	13
Columbia Thermostat Fund	1

75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2007

76

Columbia Acorn Family of Funds

Unaudited Information — Class A, B, C and Z shares

Federal Income Tax Information (in thousands)

Columbia Acorn Fund

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $1,499,324.

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2006, qualified for the corporate dividends received deduction.

For non-corporate shareholders 87.74%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Columbia Acorn International

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $377,272. Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $5,331 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-Div for the year ended December 31, 2006.

For non-corporate shareholders 96.78%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Gross income derived from sources within foreign countries amounted to $65,837 ($0.61 per share) for the fiscal year ended December 31, 2006.

Columbia Acorn USA

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $43,304.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $129 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-Div for the year ended December 31, 2006.

Gross income derived from sources within foreign countries amounted to $1,927 ($0.35 per share) for the fiscal year ended December 31, 2006.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Columbia Acorn Select

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $51,597.

93.93% of the ordinary income distributed by the Fund, for the year ended December 31, 2006, qualified for the corporate dividends received deduction.

For non-corporate shareholders 96.63%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Columbia Thermostat Fund

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $10,806.

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[Excerpts from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel

2006

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Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Acorn Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Acorn Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Acorn Fund.

On November 16, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

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2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 20, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Contract Review Committee of the Board of Trustees.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints, an issue posed by the size of the Acorn Fund and by some of the observations from the 2005 Evaluation. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2005 Evaluation. In particular, the Contract Committee considered the possible introduction of a two-tiered fee structure that would set fees on the basis of a combined CWAM complex level and individual fund level. The Committee concluded that such a fee structure might be confusing to shareholders, though it has not foreclosed such a structure in the future. The Committee is continuing to consider whether economies of scale are appropriately reflected in the Funds' fee schedules.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

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Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for most of the Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn USA and Acorn Select were ranked by both Lipper and Morningstar below many of their peers, and therefore impose higher fees than do some of their competitors.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of most peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

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  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of Acorn International and Acorn International Select.

3.  Continue to monitor CWAM's capacity limitations to insure that Acorn Fund's expanding assets do not impair investment performance.

Robert P. Scales

July 18, 2006

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Board Approval of the Advisory Agreements

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than eighty percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of five Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Agreement. In addition, the board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vii) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 18, 2006 the board of trustees approved continuation of the Agreement through July 31, 2007, with certain amendments to the fee schedules described below. The board approval followed Committee meetings held in February, April, May and June 2006.

In considering the continuation of the Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the trustees reviewed the resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by

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Board Approval of the Advisory Agreements, continued

CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. However, they also noted that the Funds might benefit from more senior personnel at CWAM, especially if the assets managed by CWAM continue to increase.

The trustees also negotiated an amended separate agreement with Columbia Management Group, LLC, the parent of CWAM (the "Compliance Agreement"), intended to strengthen the compliance infrastructure for the Funds.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that each of Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select had outperformed its respective benchmark and Lipper and Morningstar peers in recent and longer periods and that Columbia Thermostat Fund had outperformed its benchmark for the same time periods. They also discussed the performance of Columbia Acorn International and Columbia Acorn International Select, noting that, although those Funds underperformed their benchmarks for the most recent three- and five-year periods, the Funds had strong absolute returns. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong performance record was an important factor in their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. As noted in the Fee Evaluation, the expense ratio of each Fund was lower than the median expense ratio of the Fund's respective peer group, and the expense ratio of Columbia Acorn Fund was very low relative to its peer group. Moreover, the advisory fees for most of the Funds were in line with or lower than fees for their respective peer groups, although the contractual rates of advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of the respective peer groups of those Funds.

At the July 18, 2006 meeting, at the recommendation of the Committee, the board negotiated with CWAM, and both parties approved, an amendment to the Agreement to reduce the schedule of annual advisory fee rates for Columbia USA and Columbia Acorn Select, as a percentage of average net assets. The trustees approved additional breakpoints for Columbia Acorn USA at 80 basis points for net asset levels of $2 billion to $3 billion and at 70 basis points for assets levels of $3 billion and above, and for Columbia Acorn Select at 75 basis points for asset levels of $2 billion to $3 billion and at 70 basis points for asset levels of $3 billion and above, respectively. The trustees determined not to seek additional breakpoints in the fee schedule of any other Fund at that time but recognized that they would continue periodically to evaluate the fees paid by each Fund.

The trustees reviewed the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult

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because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts. CWAM's rates of fees for most of those other accounts utilizing a particular investment strategy were higher than the advisory fees charged to the Funds with a corresponding strategy, although for a few accounts, the fees were lower. The trustees also noted, however, that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended for Columbia Acorn USA and Columbia Acorn Select) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by CWAM and its affiliates and the investment performance of the Fund.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as the assets of the Funds increase. They noted that the fee schedule for each Fund, other than Columbia Acorn International Select and Columbia Thermostat Fund, which are relatively modest in asset size, includes reductions in the rate of fees at various asset levels, including the newly established breakpoints for Columbia Acorn USA and Columbia Acorn Select. The trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Fund of economies of scale at the current asset level of the Fund. They agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.

Other Benefits to CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationships with the Funds. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided. They recognized that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They concluded that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreement, the trustees, including all of the Independent Trustees, concluded that the continuation of the Agreement, as amended to revise the fee schedules for Columbia Acorn USA and Columbia Acorn Select, was in the best interest of each Fund. On July 18, 2006, the trustees continued the Agreement as so amended through July 31, 2007, contingent upon the execution of the Compliance Agreement, which was subsequently executed on July 31, 2006.

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Board of Trustees and Management of Columbia Acorn Funds

Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Columbia Acorn and Age at December 31, 2006	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn:

Margaret Eisen, 53, Trustee	2002	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, managing director, DeGuardiola Advisors (investment bank); formerly managing director, North American Equities at General Motors Asset Management, and director of Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and drugs); Wanger Advisors Trust.

Jerome Kahn, Jr., 72, Trustee	1987	Portfolio manager and stock analyst and former president, William Harris Investors, Inc. (investment adviser).	10	Wanger Advisors Trust.

Steven N. Kaplan, 47, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust.

David C. Kleinman, 71, Trustee	1972	Adjunct professor of strategic management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust.

Allan B. Muchin, 70, Trustee	1998	Chairman emeritus, Katten Muchin Zavis Rosenman (law firm).	10	Wanger Advisors Trust.

Robert E. Nason, 70, Chairman of the Board and Trustee	1998	Consultant and private investor; formerly executive partner, chief executive officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Wanger Advisors Trust.

James A. Star, 45 Trustee	2006	President, Longview Management Group LLC (investment advisor) since 2003, prior thereto portfolio manager; vice president, Henry Crown and Company (investment firm) since 1994; president and chief investment officer, Star Partners (hedge fund) 1998-2003.	10	Wanger Advisors Trust.

Patricia H. Werhane, 71 Trustee	2006	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia (since 1993); Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia (2001 to present); and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Wanger Advisors Trust.

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Name, Position(s) with Columbia Acorn and Age at December 31, 2006	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn: (continued)

John A. Wing, 71, Trustee	2002	Partner, Dancing Lion Investment Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly chairman of the board and chief executive officer of ABN-AMRO Incorporated, (formerly named The Chicago Corporation, a financial services firm) and chief executive officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust and First Chicago Bancorp; Wanger Advisors Trust.

Trustees who are interested persons of Columbia Acorn:

Charles P. McQuaid, 53, Trustee and President (1)	1992	President and Chief Investment Officer, Columbia WAM since 2003; portfolio manager since 1995 and director of research 1992-2003; Columbia WAM interim director of international research, Columbia WAM 2003-2004; president, Wanger Advisors Trust since 2003.	10	Wanger Advisors Trust.

Ralph Wanger, 72, Trustee (2)	1970	Founder, former president, chief investment officer and portfolio manager, Columbia WAM (July 1992 to September 2003); president, Columbia Acorn Trust (1992 to September 2003); president, Wanger Advisors Trust (1994 to September 2003); director, Wanger Investment Company PLC; advisor to Columbia WAM (September 2003 to September 2005).	10	Wanger Advisors Trust.

Officers of Columbia Acorn Trust:

Ben Andrews, 40, Vice President	2004	Analyst and portfolio manager, Columbia WAM since 1998; vice president, Wanger Advisors Trust.	10	None.

J. Kevin Connaughton, 42, Assistant Treasurer	2001	Treasurer and Chief Financial Officer Columbia Funds and Liberty All-Star Funds; assistant treasurer Wanger Advisors Trust; treasurer Galaxy Funds (September 2002 to November 2005); treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC (December 2002 to December 2004).	155	Banc of America Capital Management (Ireland), Limited.

Michael G. Clarke, 37, Assistant Treasurer	2004	Assistant treasurer, Wanger Advisors Trust; chief accounting officer and assistant treasurer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October 2004; Managing Director of Columbia WAM; Controller, Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds (May 2004 to October 2004); Assistant Treasurer (June 2002 to May 2004); Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds (February 2001 to June 2002).	155	None.

Jeffrey R. Coleman, 37, Assistant Treasurer	2006	Assistant treasurer, Wanger Advisors Trust since March 2006; Group Operations Manager, Columbia WAM since October 2004; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) (August 2000 to September 2004).	155	None.

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Name, Position(s) with Columbia Acorn and Age at December 31, 2006	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
P. Zachary Egan, 38, Vice President	2003	Director of international research, Columbia WAM, since December 2004; analyst and portfolio manager, Columbia WAM since 1999; prior thereto, research fellow with the Robert Bosch Foundation.	6	None.

Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.

John Kunka, 36, Assistant Treasurer	2006	Director of Accounting and Operations, Columbia WAM, since May 2006; assistant treasurer, Wanger Advisors Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc., September 2005 to May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Bruce H. Lauer, 49, Vice President, Secretary and Treasurer	1995	Chief operating officer, Columbia WAM since April 1995; vice president, treasurer and secretary, Wanger Advisors Trust; director, Wanger Investment Company PLC; director, Banc of America Capital Management (Ireland) Ltd.	10	None.

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, Columbia WAM since 2005; vice president, Wanger Advisors Trust since 2006; prior thereto, compliance officer, William Blair & Company (investment firm)	10	None.

Robert A. Mohn, 45, Vice President	1997	Analyst and portfolio manager, Columbia WAM since August 1992; director of domestic research, Columbia WAM since March 2004; vice president, Wanger Advisors Trust.	10	None.

Louis J. Mendes, 42, Vice President	2003	Analyst and portfolio manager, Columbia WAM since 2001; vice president, Wanger Advisors Trust; prior thereto, analyst and portfolio manager, Merrill Lynch (investment firm).	10	None.

Christopher Olson, 42, Vice President	2001	Analyst and portfolio manager, Columbia WAM since January 2001; vice president, Wanger Advisors Trust.	10	None.

Robert Scales, 54, Chief Compliance Officer, Senior Vice President and General Counsel	2004	Senior vice president, chief legal officer and general counsel, Wanger Advisors Trust since 2004; Associate General Counsel, Grant Thornton LLP prior thereto.	10	None.

Linda Roth-Wiszowaty, 37, Assistant Secretary	2006	Assistant secretary, Wanger Advisors Trust; Executive Administrator, Columbia WAM since April 2004; prior thereto Executive Assistant to the Chief Operating Officer.	10	None.

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust's predecessor.

(1)  Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is an officer of the Trust and Columbia WAM.

(2)  Trustee who is treated as an "interested person" of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is a former officer of the Trust, former employee of Columbia WAM and former consultant to Columbia WAM.

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Columbia Acorn Family of Funds

Class Z Share Information

Minimum Initial Investment in
Columbia Acorn International,
Columbia Acorn International
Select and Columbia Thermostat
Fund	$2,500 $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000
Minimum Initial Investment in Columbia Acorn Select	$50,000
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.10%
Net Expense Ratio	0.74%
Columbia Acorn International	ACINX
Management Fee	0.77%
12b-1 Fee	None
Other Expenses	0.17%
Net Expense Ratio	0.94%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.98%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.33%
Net Expense Ratio	1.27%
Columbia Acorn Select	ACTWX
Management Fee	0.82%
12b-1 Fee	None
Other Expenses	0.14%
Net Expense Ratio	0.96%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%

    Fees and expenses are for the year ended December 31, 2006 and for Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse this Fund for any ordinary operating expenses, net of custody fees paid indirectly, in excess of 0.25% of the average net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2007. From January 1, 2006 through September 30, 2006, the Funds' adviser and/or affiliates had voluntarily agreed to waive a portion of "other expenses" for the Columbia Acorn family of funds. Effective October 1, 2006, the Fund's adviser and/or affiliates have agreed to contractually waive a portion of "other expenses" through March 31, 2007.

  *  Does not include estimated fees and expenses of 0.69% incurred by the Fund from the underlying portfolio funds.

89

Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call (800) 922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record for the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling 800-922-6769; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) on Columbia Management's website at www.columbiafunds.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Find out what's new at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

90

Columbia Acorn Family of Funds

Class Z Shares

Annual Report – December 31, 2006

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/116427 (02/07) 07/33630

4Q

Columbia Acorn
Family of Funds

Class ABC Shares

Annual Report

December 31, 2006

■  ColumbiaTM
  Acorn® Fund

■  ColumbiaTM
  Acorn International®

■  ColumbiaTM
  Acorn USA®

■  ColumbiaTM
  Acorn International SelectSM

■  ColumbiaTM
  Acorn SelectSM

■  ColumbiaTM
  Thermostat FundSM

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/06

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$29.02	$40.07	$28.02	$27.68	$26.18	$12.59
Class B	$27.78	$39.39	$26.87	$26.73	$25.13	$12.62
Class C	$27.70	$39.35	$26.81	$26.70	$25.07	$12.62

2006 Year-End Distributions

The following table details the Funds' year-end distributions. The record date for all Funds except Thermostat Fund was December 7, 2006. The ex-dividend date was December 8, 2006, and the payable date was December 11, 2006. For Thermostat Fund, the record date was December 21, 2006. The ex-dividend date was December 22, 2006, and the payable date was December 26, 2006. Acorn International Select did not have any year-end distributions.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia
Acorn Fund Class A	$0.0792	$1.9924	$0.0410	$29.13 —	A
Columbia
Acorn Fund Class B and C	$0.0792	$1.9924	None	$27.89 —	B
				$27.82 —	C
Columbia
Acorn International Class A	None	$3.3557	$0.3210	$38.57 —	A
Columbia
Acorn International Class B	None	$3.3557	$0.0654	$37.94 —	B
Columbia
Acorn International Class C	None	$3.3557	$0.0272	$37.90 —	C
Columbia
Acorn USA Class A, B and C	None	$0.5052	None	$28.32 —	A
				$27.16 — B
				$27.11 —	C
Columbia
Acorn Select Class A, B and C	None	$0.4991	None	$25.76 —	A
				$24.72 —	B
				$24.67 —	C
Columbia
Thermostat Fund Class A	$0.0558	$0.4201	$0.4633	$12.55 —	A
Columbia
Thermostat Fund Class B	$0.0558	$0.4201	$0.3913	$12.59 —	B
Columbia
Thermostat Fund Class C	$0.0558	$0.4201	$0.3669	$12.59 —	C

The views expressed in the "Letter to Shareholders," "Squirrel Chatter II" and "In a Nutshell" commentary reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Letter to Shareholders from the
Columbia Acorn Trust Board of Trustees

The Trustees of the Columbia Acorn Trust are pleased to present this 2006 annual report to shareholders of the Columbia Acorn Family of Funds ("Acorn Funds").

Your Trustees have a fiduciary responsibility to govern the Acorn Funds solely for the purpose intended by their shareholders. That means overseeing the responsiveness of our service providers to the needs and interests of shareholders. Accordingly, our most critical tasks are to evaluate and select service providers and focus on their performance and accountability.

Shareholders of the Acorn Funds have received investment advisory services from Columbia Wanger Asset Management ("CWAM") and its predecessors for many years. Although ownership of CWAM has changed over recent years and CWAM is now owned by the Bank of America ("BOA"), we believe that the critical components required to provide strong investment performance have remained substantially intact at CWAM with the full support of your independent trustees.1 We monitor investment performance throughout the year and annually take a fresh look at the relationships with our service providers with a diligent review and negotiations to assure that our agreements for the next year are responsive to the rights and expectations of shareholders. We are pleased to report that we renewed our investment advisory agreement with CWAM for the year ending July 31, 2007.

Expenses paid by the Acorn Funds reduce your total investment returns. Your Trustees are sensitive to the relative importance of fund expenses to shareholders, and we diligently review those expenses on a regular basis. You should note that total expenses of most share classes of each Acorn Fund, expressed as a percentage of the Fund's net assets, declined again in 2006, continuing a trend of recent years. For the Thermostat Fund, total expenses used for this comparison included expenses incurred by the Fund from underlying portfolio funds. The one exception to a decrease in 2006 was the Class Z shares of Columbia Acorn Fund, which had an expense ratio that was unchanged from the prior year.

Your Trustees acted on other matters during the past year. We raised the minimum initial investment for new shareholders in Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat to $2,500. (The other Funds already had higher minimums.) We negotiated new breakpoints in the investment advisory fee rates above current asset levels for Columbia Acorn USA and Columbia Acorn Select to provide for a greater sharing of economies of scale as future asset growth occurs. We negotiated a new transfer agency and shareholder servicing agreement that has changed the cost of transfer agency services. The fees for those services now cover all sub-transfer agency services provided by financial intermediaries, and Columbia Management Services will no longer waive its right to reimbursement by the Funds for its out-of-pocket expenses. The new agreement will be fully implemented on April 1, 2007 and is estimated to result in a change of fees paid by shareholders of various share classes in each fund ranging from some decreases to increases up to approximately three basis points. We also reduced the annual rate of Rule 12b-1 fees for Class B shares in all funds from 85 to 75 basis points effective August 1, 2006.

As reported in prior years, we have been waiting for a final determination by an Independent Distribution Consultant ("IDC") on distributions to shareholders of certain Acorn Funds arising from the 2004 settlement of regulatory proceedings involving BOA. Your Board of Trustees has monitored the IDC's process of developing the distribution plan, and we have made recommendations. We recently have been advised that the approval of a definitive plan of distribution is imminent and, based on that information, we expect certain shareholders of Columbia Acorn International Fund and Columbia Acorn International Select Fund to receive distributions. Rust

Consulting (a separate entity not affiliated with BOA) has been engaged to administer the distributions. Rust Consulting will be sending checks and related information to those shareholders who are eligible to receive payments once the plan of distribution is approved.

We are pleased to report that two new independent trustees were elected to the Board during the past year: James A. Star and Patricia H. Werhane. They have impressive backgrounds and experience suited for our Board, and we believe shareholders will benefit from their contributions.

On September 26, 2006 CWAM and the Board held an annual shareholder information meeting in Chicago. The objective of the annual shareholder meeting is to provide information about the investment process and an opportunity to interact with the investment managers of CWAM. The meeting was available on telephone replay for those who could not attend. Next year, in an attempt to increase shareholder attendance, we are considering holding the meeting at a different time of day. We also are exploring other electronic alternatives to make the information available for shareholders who do not reside in Chicago and cannot attend in person. We hope you will take advantage of this opportunity to learn more about the professional managers of CWAM and how your money is managed.

Thank you for your confidence in the Acorn Funds.

Robert E. Nason
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

1  Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please consider the investment objectives, risks, charges and expenses of the Acorn Funds carefully before investing.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2

Fund Performance vs. Benchmarks	3

Squirrel Chatter II Small Caps: The Dilbert Antidote	4

Understanding Your Expenses	8

Columbia Acorn Fund

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	22

Statement of Investments	24

Columbia Acorn International

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	35

Statement of Investments	37

Portfolio Diversification	43

Columbia Acorn USA

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	44

Statement of Investments	45

Columbia Acorn International Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	51

Statement of Investments	52

Portfolio Diversification	55

Columbia Acorn Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	56

Statement of Investments	57

Columbia Thermostat Fund

In a Nutshell	20

At a Glance	21

Statement of Investments	60

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	75

Report of Independent Registered Public Accounting Firm	83

Unaudited Information	84

Management Fee Evaluation of the Senior Officer	85

Board Approval of the Advisory Agreements	90

Board of Trustees and Management of Columbia Acorn Funds	93

Columbia Acorn Family of Funds Information	96

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/06

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months*	7.59%	1.40%	7.43%	2.43%	7.37%	6.37%
1 year	14.13%	7.57%	13.43%	8.43%	13.25%	12.25%
3 years	15.93%	13.66%	15.13%	14.37%	15.03%	15.03%
5 years	14.23%	12.88%	13.46%	13.22%	13.41%	13.41%
Life of fund	13.56%	12.49%	12.82%	12.82%	12.77%	12.77%
Columbia Acorn International (10/16/00)
3 months*	14.36%	7.78%	14.18%	9.18%	14.15%	13.15%
1 year	34.16%	26.44%	33.26%	28.26%	33.14%	32.14%
3 years	28.06%	25.55%	27.14%	26.52%	27.09%	27.09%
5 years	20.85%	19.43%	20.01%	19.82%	19.99%	19.99%
Life of fund	11.09%	10.04%	10.35%	10.35%	10.32%	10.32%
Columbia Acorn USA (10/16/00)
3 months*	4.70%	-1.32%	4.54%	-0.46%	4.47%	3.47%
1 year	7.95%	1.74%	7.29%	2.29%	7.14%	6.14%
3 years	13.47%	11.25%	12.69%	11.90%	12.61%	12.61%
5 years	11.61%	10.29%	10.86%	10.60%	10.81%	10.81%
Life of fund	13.61%	12.53%	12.88%	12.88%	12.84%	12.84%
Columbia
Acorn International Select (10/16/00)
3 months*	12.98%	6.48%	12.78%	7.78%	12.75%	11.75%
1 year	35.97%	28.15%	35.00%	30.00%	34.85%	33.85%
3 years	24.83%	22.39%	24.04%	23.38%	23.91%	23.91%
5 years	18.42%	17.03%	17.64%	17.43%	17.58%	17.58%
Life of fund	7.82%	6.80%	7.09%	7.09%	7.06%	7.06%
Columbia Acorn Select (10/16/00)
3 months*	10.37%	4.02%	10.27%	5.27%	10.20%	9.20%
1 year	19.32%	12.46%	18.54%	13.54%	18.37%	17.37%
3 years	16.03%	13.76%	15.20%	14.44%	15.11%	15.11%
5 years	13.26%	11.93%	12.49%	12.24%	12.44%	12.44%
Life of fund	12.96%	11.89%	12.20%	12.20%	12.16%	12.16%
Columbia Thermostat Fund (3/3/03)†
3 months*	4.01%	-1.97%	3.84%	-1.01%	3.82%	2.84%
1 year	10.56%	4.20%	9.91%	4.91%	9.72%	8.72%
3 years	8.22%	6.10%	7.56%	6.69%	7.42%	7.42%
Life of fund	12.29%	10.57%	11.58%	11.00%	11.47%	11.47%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Please visit columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year—5%, second year—4%, third year—3%, fourth year—3%, fifth year—2%, sixth year—1%, thereafter—0%; and the Class C contingent deferred sales charge of 1% for the first year only. Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Class A Shares, without sales charge,
Average Annual Total Returns through 12/31/06

	4th quarter*	1 year	3 years	5 years	Life of Fund
Columbia (LACAX) Acorn Fund (10/16/00)	7.59%	14.13%	15.93%	14.23%	13.56%
Russell 2500	8.70%	16.17%	14.10%	12.19%	10.48%
S&P 500	6.70%	15.79%	10.44%	6.19%	2.22%
Lipper Small-Cap Core Funds Index	8.07%	13.70%	13.12%	10.50%	9.96%
Lipper Mid-Cap Core Funds Index	7.15%	13.44%	12.75%	10.10%	7.04%
Columbia (LAIAX) Acorn International (10/16/00)	14.36%	34.16%	28.06%	20.85%	11.09%
S&P/Citigroup EMI Global ex-US	13.79%	30.83%	27.31%	24.39%	16.05%
MSCI EAFE	10.35%	26.34%	19.93%	14.98%	7.82%
Lipper International Small-Cap Funds Index	13.68%	28.06%	27.09%	23.99%	14.52%
Columbia (LAUAX) Acorn USA (10/16/00)	4.70%	7.95%	13.47%	11.61%	13.61%
Russell 2000	8.90%	18.37%	13.56%	11.39%	9.67%
Lipper Small-Cap Core Funds Index	8.07%	13.70%	13.12%	10.50%	9.96%
S&P 500	6.70%	15.79%	10.44%	6.19%	2.22%
Columbia (LAFAX) Acorn International Select (10/16/00)	12.98%	35.97%	24.83%	18.42%	7.82%
S&P/Citigroup World ex-US Cap Range $2-10B	11.32%	27.88%	24.45%	21.24%	14.23%
MSCI EAFE	10.35%	26.34%	19.93%	14.98%	7.82%
Lipper International Funds Index	10.55%	25.89%	19.98%	15.14%	8.35%
Columbia (LTFAX) Acorn Select (10/16/00)	10.37%	19.32%	16.03%	13.26%	12.96%
S&P MidCap 400	6.99%	10.32%	13.09%	10.89%	9.14%
Lipper Mid-Cap Growth Index	7.71%	11.02%	11.53%	6.09%	-1.48%
S&P 500	6.70%	15.79%	10.44%	6.19%	2.22%
Columbia (CTFAX) Thermostat Fund (3/3/03)†	4.01%	10.56%	8.22%	N/A	12.29%
S&P 500	6.70%	15.79%	10.44%	N/A	16.67%
Lehman Brothers U.S. Credit Intermediate Bond Index	1.27%	4.49%	3.32%	N/A	3.84%
Lipper Flexible Portfolio Funds Index	5.99%	12.77%	9.51%	N/A	14.12%

*Not annualized.

The Funds are listed under "Columbia" in the financial press.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit columbiafunds.com for daily and month-end updates.

Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Description of indexes: S&P 500 is a broad, market-weighted average of 500 U.S. blue-chip companies stock performance. S&P MidCap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. Russell 2500 is the smallest 2,500 U.S. companies from this same group. S&P/Citigroup EMI Global ex-US is the bottom 20% of institutionally investable capital of developed and emerging (after 9/30/1994) countries, selected by the index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/Citigroup World ex-US Cap Range $2–10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund. Lipper Flexible Portfolio Funds Index is an equal dollarweighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

Squirrel Chatter II

Small Caps: The Dilbert Antidote

Small Caps vs. Large Caps

Small caps edged out large caps in 2006. The Russell 2500 Index appreciated 16.17%, barely more than the S&P 500's 15.79% return, but enough to keep the domestic small-cap winning streak intact.

Our data indicates that the current small-cap cycle began in March 1999. From the end of March 1999 through year-end 2006, the small-cap Russell 2500 Index returned a total of 144.40%, or 12.22% annually. In contrast, the large-cap S&P 500 Index gained 24.69%, or 2.89% annually.

Why have small caps beaten large caps so much for such a long cycle? By many measures, small caps were at 20-year record low relative valuations at the start of the cycle. In contrast, many large caps then seemed very expensive and of course the "bubble" did deflate starting in the first quarter of 2000.

Small-cap earnings growth also helps explain stock performance. Since the beginning of the March 1999 cycle, Russell 2500 Index earnings per share were up 11.11% annually, while large-cap S&P 500 Index earnings were up 7.10% annually. A combination of cheap stocks and faster earnings growth often provides superior investment results.

In the Funds' 2005 third quarter report to shareholders, I expressed concerns about small-cap valuations. I was perhaps early or maybe just plain wrong. As a firm, we remain cautious, but note that there seems to be no "small-cap mania" or other obvious warning signal for the imminent end of the small-cap cycle. It has become more challenging to find small companies at reasonable prices, but when we see opportunities, we try to take them. For instance, many smaller stocks declined last summer while we believed the business environment was healthy. In September 2006 we took advantage of the slump and added to some of our domestic names at what we thought were good prices.

Small caps have also outperformed over the very long run. The Russell 2500 Index goes back only to 1978, but scholars have linked other time series to derive small- and large-cap performance numbers since 1926.1 From the beginning of 1926 until year-end 2006, small caps returned 12.32% annually while large caps had annual returns of 10.43%. The difference of 1.89% per year may not sound like much, but when compounded over 81 years it makes an enormous difference. A $1,000 investment in small caps would have appreciated to $12,195,329, while the same amount in large caps would have grown to "only" $3,088,420.2

Why have small caps clobbered large caps over the very long term? It seems that many large companies have had problems. We are all aware when a large company such as Enron has a sudden and dramatic collapse. It's big news (kind of like the Hindenburg disaster). But a substantial number of other large companies have more gradually lost market dominance and have provided poor returns to shareholders for years.

At the beginning of the 20th century, United States Steel was the largest stock on the New York Stock Exchange (NYSE). The company fell so far near the end of the century that it was added into the Russell 2500 Index. (As it recovered it was a major upside driver to the benchmark until it graduated out in June 2006.) More recently Kodak, General Motors and Sears spent at least one year between 1966 and 1971 among the top five NYSE capitalization companies. They now do not even rank among the top 300.3 These sorts of declines merit further analysis.

From the Desk of Dilbert

Since we are students of smaller companies, when considering reasons for large company declines, we need to turn to experts on large companies. Scott Adams, in his book, The Dilbert Principle, points out that he worked for a large company for seventeen years. He writes, "Most business books are written by consultants and professors who haven't spent much time in a cubicle."4

Adams parodies the experiences of employees and management of large companies. He makes his money writing comic strips on the topic. In Dilbert's world his company is a politicized bureaucracy populated by stupid, arrogant managers who do not value employees or customers. His boss is every employee's worst nightmare. Still, Adams' views from his cubicle do provide some useful and humorous insights.

Adams points out early on that people are idiots, including himself. He offers this true example of idiots on the customer side: "Kodak introduced a single use camera called the Weekender. Customers have called the support line to ask if it's okay to use it during the week."5 While this anecdote does not explain Kodak's decline it certainly supports Adams' point!

Since larger companies have more people, one may infer that they have more idiots. But, more seriously, Adams notes that large companies often systematically divert employees away from serving customers and place them on committees to develop things like Mission Statements. Once a Mission Statement ("a long awkward sentence that demonstrates management's inability to think clearly"6) is painstakingly created, next can come a Vision Statement. Large companies also like to hire consultants who in turn tell management (a) to change processes and structures but not the management, (b) to do what employees have been trying to tell them to do, or (c) to authorize more consulting. Worse yet ... "large companies have legal departments. No project is so risk-free that your company lawyer can't kill it."7

Adams suggests obvious ways for large companies to succeed. They include focusing on improving employees and products rather than pursuing bureaucratic tasks or adopting the latest managerial fad.

The Innovator's Dilemma

For another take on the business world, we turned to Harvard Business School professor Clayton Christensen. His book, The Innovator's Dilemma,8 explains how well-managed companies often miss opportunities and are injured by new competitors offering disruptive innovations.

Well managed companies tend to listen to customers, study and forecast underlying demand, invest heavily in research, and watch for competitors. They develop improved new products or services that address large established markets and often promise higher margins.

Christensen explains that existing customers often do not want disruptive new products or services. Nascent markets are by nature tiny and unpredictable. At first, disruptive innovations often provide lower performance and margins. Success for these innovations seems unlikely and large companies appear rational to not invest in them.

But this seemingly rational path is often a mistake. Christensen's examples include makers of computer disk drives, minicomputers, mechanical excavators and steel. In each case, existing customers had little desire for innovative new products or processes, which admittedly had some inferior attributes like price/performance or quality vs. existing products. The innovators found niche customers who appreciated some aspects of the new product such as size, ruggedness, or cost, and then improved their products at a faster rate than competitors. What had been an inferior product became fully competitive, at a lower cost.

How can a large company compete against a possible disruptive innovation? Imagine a smart manager saying, "Hey guys, I've got this new, lower performance, lower-margin product that existing customers say they don't want, but we should invest in it anyway should a market develop, in which case we will improve it over time. And oh, by the way, we need to divert people from existing high margin products." That is unlikely. Instead, as Christensen points out, the company's management often decides to continue to go up market, producing high gross-margin products for existing customers. More often than not, this decision is a mistake. Companies unwilling to innovate tend to eventually lose market share.

Christensen offers possible ways for large companies to innovate. A favorite is to create a small, preferably remote, autonomous division with agility and a low-cost structure, whose sole focus is to develop an innovation and sell it to new customers. The division must be able to experience short-term failures and change tactics. Though some large companies have succeeded by taking this approach, few come to mind. This solution is anathema to Dilbert-style bureaucracies and managements.

Small Company Advantages

Most startups and small companies focus on hiring and keeping good employees and providing customers fine products or services. Many are created by refugees from large companies who rejected bureaucracies. Small companies with distinct cultures may not need 72-page expense policies. These companies appear to have more streamlined policies, and some seem to abide by a sort of simplified Golden Rule: "Serve the customers, spend company money wisely, and behave like the founder does." If Adams had started work at a small company he might have remained there, reasonably content. But the world would be poorer without Dilbert.

Christensen says, "Large companies often surrender emerging growth markets because smaller, disruptive companies are actually more capable of pursuing them... Their values embrace small markets, and their cost structures can accommodate lower margins. Their market research and resource allocation processes allow managers to proceed intuitively rather than having to be backed up by careful research and analysis, presented in PowerPoint."9 Small companies seem to have DNA that naturally corresponds to both Adams' and Christensen's managerial solutions.

We admit being clearly biased towards small caps but the reality is that more small companies fail than large companies (in part because there are more small companies to begin with). Small company failures are less newsworthy events and rarely warrant major stories (kind of like third-world bus plunges10). We've owned our share of disappointing companies, including a few bankruptcies.

While there are losers in both the large and small cap ranks, a minority of enormously successful small-cap companies with that innovative DNA have driven overall small-cap returns. That is why we believe small-cap investing can be a winner's game. We've had dozens of what we believe to be spectacular winners over the life of the Columbia Acorn Funds. These have far offset our losers and may be worthy of their own Squirrel Chatter II column in the future.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

1  U.S. Small Stock Total Return (Morningstar/Ibbottson Encor Application) linked with the Russell 2500 Index on 12/31/1978. Large-cap data based on the S&P 500.

2  Keep in mind that an investment cannot be made directly in an index, and past performance is no guarantee of future results. This is for illustrative purposes only and not indicative of any investment. The data assumes reinvestment of all income and does not account for taxes or transaction costs. Source: U.S. Small Stock Total Return linked with the Russell 2500 on 12/31/1978 and, for large caps, the S&P 500. Both equity categories soundly beat inflation. At year end 2006, $11,384 had the purchasing power of $1,000 in 1926. Inflation data from inflationdata.com, calculated using the CPI Index.

3  As of January 9, 2007.

4  Adams, Scott, The Dilbert Principle (New York: HarperCollins Publishers, 1996), pg. 4.

5  Ibid., pg. 9.

6  Ibid., pg. 36.

7  Ibid., pg. 88.

8  Christensen, Clayton M., The Innovator's Dilemma, (New York: HarperCollins Publishers, 1997)

9  Ibid., pg. 192.

10  In Tim Miller's The Panama Hat Trail (New York: William Morrow and Company, Inc., 1986), the author confesses his fears about Latin American bus rides. These fears have been brought on by years of reading standard, two-sentence bus-plunge pieces used by newspapers in the United States as fillers on the foreign-news page. The date lines change, but the headlines always include the words "bus plunge."

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

Past performance is no guarantee of future results.

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Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B, and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2006 – December 31, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,080.30	1,020.01	5.40	5.24	1.03
Class B	1,000.00	1,000.00	1,076.98	1,017.04	8.48	8.24	1.62
Class C	1,000.00	1,000.00	1,076.02	1,016.13	9.42	9.15	1.80
Columbia Acorn International
Class A	1,000.00	1,000.00	1,175.68	1,018.90	6.85	6.36	1.25
Class B	1,000.00	1,000.00	1,171.70	1,015.83	10.18	9.45	1.86
Class C	1,000.00	1,000.00	1,170.79	1,015.02	11.05	10.26	2.02
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,057.92	1,018.80	6.59	6.46	1.27
Class B	1,000.00	1,000.00	1,054.70	1,015.68	9.79	9.60	1.89
Class C	1,000.00	1,000.00	1,053.59	1,014.82	10.66	10.46	2.06
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,206.08	1,017.39	8.62	7.88	1.55
Class B	1,000.00	1,000.00	1,201.90	1,013.96	12.38	11.32	2.23
Class C	1,000.00	1,000.00	1,201.09	1,013.36	13.04	11.93	2.35
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,133.19	1,018.95	6.67	6.31	1.24
Class B	1,000.00	1,000.00	1,129.91	1,015.83	9.99	9.45	1.86
Class C	1,000.00	1,000.00	1,128.70	1,014.97	10.89	10.31	2.03
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,080.00	1,022.68	2.62	2.55	0.50
Class B	1,000.00	1,000.00	1,076.62	1,020.11	5.29	5.14	1.01
Class C	1,000.00	1,000.00	1,075.52	1,018.90	6.54	6.36	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or transfer agent not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

*For the six months ended December 31, 2006.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

Coach	1.7%
People's Bank of Bridgeport	1.0%
Chico's FAS	0.8%
SEI Investments	0.8%
Time Warner Telecom	0.5%
Christopher & Banks	0.4%
Hong Kong Exchanges and Clearing	0.4%
Chattem	0.3%
UrAsia Energy	0.3%
Jubilee Mines	0.2%
Station Casinos	0.2%
USG People	0.2%
Vallourec	0.2%

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Fund returned 14.13% (Class A shares, without sales charge) in 2006, somewhat less than the 16.17% gain of the Russell 2500 Index, its most comparable benchmark. As shown on Page 2, the Fund slightly beat the Lipper Small- and Mid-Cap Core Indexes for the year. While we are disappointed that the Fund's 10-year outperformance streak ended, we are pleased that it did well vs. its peers.

In 2006, many small- and mid-cap managers had a tough time beating benchmarks, as microcaps, real estate investment trusts ("REITs"), utilities and materials companies outperformed. We had relatively few investments in microcaps, due to what we believed were high valuations. While the Fund's REITs, utilities and materials stocks outperformed, the Fund did not own enough of them. We thought that REITs on average were expensive and we did not find enough utilities and materials companies that we thought were fundamentally attractive.

During the fourth quarter, the Fund rose 7.59%, slightly below the smaller cap indexes but slightly ahead of the larger cap indexes. Microcaps and materials stocks remained outperformers in the fourth quarter.

Foreign stocks continued to boost Columbia Acorn Fund performance, rising 45.37% in the year and 16.44% in the quarter. They include all four of the Fund's 2006 top percentage winners. Hong Kong Exchanges and Clearing traded up 173% on increased trading of Chinese securities, French pipe maker Vallourec surged 157% on rising demand from energy and process industries, Canada's UrAsia Energy popped 147% on rising uranium volumes and prices, and USG People, a Dutch temporary staffing company, jumped 105% due to increased demand from employers in Europe. We cut the Fund's position in Vallourec during the year, as we were concerned about competition and a possible slowdown in U.S. natural gas drilling. We also trimmed the Fund's positions in Hong Kong Exchanges and Clearing and USG People.

Australia's Jubilee Mines joined the foreign winner's circle in the fourth quarter, extracting a 63% gain on higher nickel prices and continued exploration success. In the three years ending 2006, Columbia Acorn Fund's foreign stocks rose 152%. Given such gains, we deemed it prudent to continue trimming. As of year-end 2006, foreign stocks were 12.5% of the Fund, down 0.5% in the quarter and 3.1% in the year.

Columbia Acorn Fund's largest dollar gainer for both periods was Coach, rising 29% in the year and 25% in the quarter on strong sales and margins. Other domestic big-dollar winners for the year included People's Bank of Bridgeport, coining a 48% return as it proceeded to demutualize fully, and SEI Investments, up 62% on solid earnings growth. Time Warner Telecom provided the best domestic percentage gain in the year, doubling on fine sales and cash flow momentum. The Fund's largest domestic percentage gainers in the quarter were Chattem, up 43% thanks to a highly accretive acquisition, and Station Casinos, winning 42% as it received a takeover bid. Some 26 of the Fund's stocks were subject to new takeover bids in 2006.

Retailers Chico's FAS and Christopher & Banks had merchandising problems in 2006. Chico's was the Fund's largest dollar loser and dropped 53% in the year. Christopher & Banks was the largest dollar loser for the quarter, off 36%. During the fourth quarter we bought some additional Chico's. While our opinions are subject to change, we believe both companies should do well going forward.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2006

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	14.13% 7.57	14.23% 12.88	13.56% 12.49
Returns after taxes on distributions	NAV POP	12.70 6.22	13.61 12.27	12.58 11.51
Returns after taxes on distributions and sale of fund shares	NAV POP	10.86 6.50	12.43 11.22	11.63 10.65
Russell 2500 (pretax)		16.17	12.19	10.48
S&P 500 (pretax)		15.79	6.19	2.22

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn Fund Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn Fund Top 10 Holdings

as a % of net assets as of 12/31/06

1.	Coach Designer & Retailer of Branded Leather Accessories	1.7%
2.	Expeditors International of Washington International Freight Forwarder	1.2%
3.	Abercrombie & Fitch Teen Apparel Retailer	1.2%
4.	People's Bank of Bridgeport Connecticut Savings & Loan	1.0%
5.	Eaton Vance Specialty Mutual Funds	1.0%
6.	FMC Technologies Oil & Gas Well Head Manufacturer	0.9%
7.	AmeriCredit Auto Lending	0.9%
8.	Genlyte Group Commercial Lighting Fixtures	0.8%
9.	Ametek Aerospace/Industrial Instruments	0.8%
10.	ITT Educational Services Post-secondary Degree Programs	0.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through December 31, 2006

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$18,945.1 million

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn International Fund gained 34.16% (Class A shares, without sales charge) in 2006, 3.33% ahead of the benchmark S&P/Citigroup EMI Global ex-US Index ("EMI"), and 7.82% ahead of the large-cap MSCI EAFE Index ("EAFE"). During the fourth quarter, the Fund rose 14.36%, ahead of both indexes. Aside from successful stock selection, the Fund's good results were driven by strong returns in Europe, where the Fund maintained a moderate overweight position, and by emerging markets. These areas more than offset declining markets in Japan, where the Fund maintained a slight underweight position. On a sector basis, energy, basic materials and industrials posted strong absolute and relative returns. The weakening U.S. dollar translated into a net gain of 7.50% for shareholders over the course of the year.

For the seventh consecutive year, international small-cap stocks outperformed relative to international large-cap stocks. At this time last year, we noted that the strong price movement of small-cap stocks globally had eroded the valuation discount to larger-caps. We were surprised that, among the regions we track, only Japanese small caps underperformed their large-cap counterparts in both the fourth quarter and the annual period.

In May through July, global small caps exhibited significant volatility. In a context of relatively high valuations, this seems to have been driven by anxiety about the sustainability of U.S. consumption, and the effects a U.S. slowdown would likely have on the global economy. This short-term correction reinforced our conviction that valuation matters a great deal when considering risk, even though many financial market participants look, rather, at historic volatility. It strikes us that higher valuations simply provide a lower margin of safety when making predictions in circumstances fraught with uncertainty.

Emerging markets as a group, which represent less than 20% of the Fund's exposure, posted another strong year, returning over 45%. It is noteworthy that emerging market bond spreads, a key indicator of perceived risk, have narrowed considerably. Whether risk in these markets is in fact lower, due to structural reforms and other factors, or if the lower risk premium simply reflects excess liquidity, remains a hotly contested issue. It is true that we are seeing an ever increasing number of dynamic, entrepreneurial companies coming to the market in industrializing countries, and fulfilling increasingly stringent listing requirements defined by the local exchanges. In Brazil, for example, the Novo Mercado now allows only one class of stock, which confers to minority investors a greater voice in corporate governance than was the case just five years ago, when non-voting preferred shares were commonplace.

We have remarked in past reports that the Japanese market is looking increasingly attractive in terms of valuation and fundamentals. After a strong second half of 2005, the Japanese market did an about face and ended 2006 as the planet's worst-performing major region. The Japan portion of the EMI declined nearly 11% in local currency, and small-cap stocks were hit particularly hard. In our opinion, this has strengthened the valuation argument for Japan. On a price-to-earnings comparison, Japanese small caps are now trading at a reasonable discount both to their average over the last decade (not surprising, given overvaluation), but also to small caps in other markets. The economy is improving, we are seeing reasonable growth in many small-cap companies, and strong balance sheets limit downside risk. Contingent upon our ability to find good investment ideas, we expect to continue moving money into Japanese companies in the course of 2007.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2006

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	34.16% 26.44	20.85% 19.43	11.09% 10.04
Returns after taxes on distributions	NAV POP	31.91 24.33	20.32 18.91	10.18 9.14
Returns after taxes on distributions and sale of fund shares	NAV POP	24.51 19.36	18.50 17.20	9.43 8.48
S&P/Citigroup EMI Global ex-US (pretax)		30.83	24.39	16.05

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn International Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn International Top 10 Holdings

as a % of net assets as of 12/31/06

1.	Hexagon (Sweden) Measurement Equipment & Polymers	1.5%
2.	Fugro (Netherlands) Oilfield Services	1.4%
3.	C&C Group (Ireland) Beverage Company	1.4%
4.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.3%
5.	SES Global (France) Satellite Broadcasting Services	1.2%
6.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.1%
7.	Housing Development Finance (India) Indian Mortgage Lender	1.1%
8.	Geberit (Switzerland) Plumbing Supplies	1.1%
9.	IAWS Group (Ireland) Baked Goods	1.1%
10.	Bank of Ireland (Ireland) Irish Commercial Bank	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through December 31, 2006

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$4,343.4 million

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

Crown Castle International	2.1%
Oxford Industries	2.0%
Genlyte Group	1.9%
Avid Technology	1.8%
Time Warner Telecom	1.8%
Scotts Miracle-Gro	1.7%
World Acceptance	1.5%
Pentair	1.3%
American Tower	1.2%
True Religion Apparel	0.9%
Novell	0.8%
Chico's FAS	0.6%
Christopher & Banks	0.6%
CNET Networks	0.6%
AnnTaylor Stores	0.5%
Neurocrine Biosciences	0.0%

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn USA ended the fourth quarter up 4.70% (Class A shares, without sales charge), underperforming the 8.90% gain of the Russell 2000 Index. For the year, the Fund was up 7.95% while the index posted an 18.37% gain. The year ended as it began with a run up in the more speculative companies of the small-cap market. These spikes in lesser quality stocks hurt the Fund's relative performance for the quarter and the year.

The top contributor to Fund gains in the quarter was men's apparel manufacturer Oxford Industries. The stock was up 16% on the strength of its Ben Sherman and Tommy Bahama brands. Lawn and garden products company Scotts Miracle-Gro saw strong revenue growth, and the stock gained 16% in the fourth quarter. Pentair, a maker of pumps and water treatment equipment, rebounded from weak performance earlier in the year. The stock was up 20% in the fourth quarter.

While the quarter produced one retail winner, retailing was more strongly represented on the losers list. Women's retailers Christopher & Banks, True Religion Apparel and AnnTaylor Stores were down between 20% and 37% in the quarter. While True Religion, a maker of premium denim products, has seen nice sales in the U.S. market, distribution snafus hurt sales in Japan. Christopher & Banks and AnnTaylor both produced fall lines that didn't take off with customers, hurting sales.

For the year, telecom stocks were the biggest positive contributors to performance. Time Warner Telecom, an owner of fiber optic networks connected to over 6,000 office buildings, was up 103% on strong sales growth. Cellular tower companies Crown Castle International and American Tower also posted strong annual gains, up 20% and 38%, respectively. As cellular minute usage grows, cellular service providers continue to turn to these companies for antenna space.

Outside the telecom sector, lender World Acceptance was up 65% for the year as credit losses fell and loan growth increased. Genlyte Group, a maker of commercial lighting fixtures, was up 46% as non-residential construction increased, driving demand for its products.

Technology and health care stocks were among the laggards for the year. Neurocrine Biosciences was the worst performer, falling 65% before we sold it. The stock collapsed when the FDA withheld full approval of its high dosage sleep medication Indiplon. CNET Networks, a provider of software product reviews on technology websites, was down 39% in the Fund for the year. CNET's business is driven by new product launches, and two highly anticipated product launches, Microsoft's Vista and Sony's PlayStation 3, were tardy. Avid Technology, a provider of digital editing software and systems, fell more than 30% in part because broadcasters have been slow to upgrade to digital. Software company Novell fell 30% in the year as the company's transition to open source software is taking longer than the market expected. Outside the health care and technology sectors, retailer Chico's FAS missed the mark with its customers this year, sending the stock down roughly 55%.

It tended to pay to disregard risk in 2006. Risky securities such as micro-caps, commodities, emerging markets and complex investment bank-bred derivatives were the big winners. To the daredevils went the spoils. But we believe risk still matters (remember, Evel Knievel occasionally crashed). Our preferred method of managing your Fund's risk level is to stock it with well-capitalized, small-cap businesses possessing long-term economic advantages and trading in the market at sensible prices.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2006

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	7.95% 1.74	11.61% 10.29	13.61% 12.53
Returns after taxes on distributions	NAV POP	7.60 1.42	11.35 10.04	13.36 12.29
Returns after taxes on distributions and sale of fund shares	NAV POP	5.62 1.56	10.14 8.96	12.02 11.04
Russell 2000 (pretax)		18.37	11.39	9.67

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn USA Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn USA Top 10 Holdings

as a % of net assets as of 12/31/06

1.	Crown Castle International Communication Towers	2.1%
2.	Oxford Industries Branded & Private Label Apparel	2.0%
3.	Genlyte Group Commercial Lighting Fixtures	1.9%
4.	Avid Technology Digital Nonlinear Editing Software & Systems	1.8%
5.	AmeriCredit Auto Lending	1.8%
6.	Abercrombie & Fitch Teen Apparel Retailer	1.8%
7.	Time Warner Telecom Fiber Optic Telephone/Data Services	1.8%
8.	ITT Educational Services Post-secondary Degree Programs	1.8%
9.	Scotts Miracle-Gro Consumer Lawn & Garden Products	1.7%
10.	Edwards Lifesciences Heart Valves	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through December 31, 2006

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$1,580.2 million

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

C&C Group	5.3%
Hong Kong Exchanges and Clearing	3.2%
IAWS Group	2.3%
Daito Trust Construction	1.8%
Kenedix	1.8%
Sparx Asset Management	0.0%

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International Select gained an impressive 12.98% (Class A shares, without sales charge) in the fourth quarter and ended 2006 with a 35.97% gain. The Fund outperformed its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index, for both time periods. The index was up 11.32% for the quarter and 27.88% for the year. Outperformance was strong in a number of areas, particularly Ireland and Hong Kong where the Fund was overweight. In a reversal from last year, the weakest market was Japan. The Fund was underweight in this market throughout the year.

The top three contributors to Fund performance in the quarter and the year were the same. Irish beverage company C&C Group gained another 32% in the fourth quarter and ended the year up 159%. Strong sales and a well received launch of its cider product in the United Kingdom resulted in dramatic earnings upgrades. Hong Kong Exchanges and Clearing was ranked second for the quarter and year. The company operates the Hong Kong equity and derivatives market and rose 49% in the quarter and posted an annual gain of 171% in the Fund. Increased trading volume and new stock listings from China drove this stock's stellar performance. Rounding out the top three, Ireland's IAWS Group, a manufacturer and distributor of baked goods, increased 38% in the fourth quarter and ended the year up 80%. The stock benefited from strong performance in its baked goods divisions and from the acquisition of Otis Spunkmeyer, a U.S. cookie dough manufacturer.

Even in such a strong year, there were some stocks that detracted from performance and, as was the case at mid-year, the common thread was Japan. In a year where the Fund was up over 36%, both the Fund's Japanese portfolio and the Japanese weighting in its benchmark index were essentially flat. Daito Trust Construction, a developer of apartment and condo buildings in Japan, fell 16% in the quarter and was down nearly 11% for the year. The stock fell as new construction orders slowed when it switched to a new order system. In the fourth quarter, fund manager Sparx Asset Management fell 29%. We opted to sell the stock as we became concerned about its higher cost base resulting from a recent acquisition. Kenedix, a Japanese real estate investment manager, fell 22% in the quarter despite earnings upgrades as investors became concerned about possible interest rate increases in Japan.

International mid-cap stocks have had a strong run for the last five years, which likely has some investors questioning how much steam is left in these names. While we can't predict the future, we are still finding attractively valued stocks to include in Columbia Acorn International Select.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2006

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	35.97% 28.15	18.42% 17.03	7.82% 6.80
Returns after taxes on distributions	NAV POP	35.96 28.15	18.46 17.06	7.83 6.80
Returns after taxes on distributions and sale of fund shares	NAV POP	23.38 18.30	16.39 15.12	6.86 5.95
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)		27.88	21.24	14.23

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn International Select Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn International Select Top 10

Holdings as a % of net assets as of 12/31/06

1.	C&C Group (Ireland) Beverage Company	5.3%
2.	Bank of Ireland (Ireland) Irish Commercial Bank	4.1%
3.	Anglo Irish Bank (Ireland) Small Business & Middle Market Banking	3.7%
4.	Synthes (Switzerland) Products for Orthopedic Surgery	3.3%
5.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.2%
6.	Northern Rock (United Kingdom) Lowest Cost Mortgage Bank in UK	2.9%
7.	Alliance Atlantis Communication (Canada) CATV Channels, TV/Movie Production/Distribution	2.9%
8.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	2.9%
9.	Red Electrica de Espana (Spain) Spanish Power Grid	2.7%
10.	Aeon Mall (Japan) Suburban Shopping Mall Developer, Owner & Operator	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through December 31, 2006

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund: $168.9 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

UrAsia Energy	6.2%
Safeway	5.5%
Liberty Global	4.7%
American Tower	3.8%
Avid Technology	3.7%
Potash	3.1%
Career Education	0.0%
Mine Safety Appliances	0.0%

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Select returned 10.37% (Class A shares, without sales charge) during the quarter, ahead of the S&P MidCap 400's 6.99% and the S&P 500's 6.70% gains. For 2006, the Fund was up 19.32%, ahead of the S&P MidCap 400's 10.32% and the S&P 500's 15.79% gains. In the fourth quarter of 2005 we stated that our goal for 2006 was to outperform the Fund's benchmark index as well as provide a positive return for shareholders. We are happy to say that we delivered on both.

UrAsia Energy led the way with a 149% gain in the Fund for the year as uranium prices reached a record of $70 per pound vs. $36 at the end of 2005. The recent flooding of competitor Cameco's Cigar Lake Mine caused part of the price jump. Cameco announced that its initial predicted production of eight million lbs/yr (5% of world demand) would be delayed by at least one year. Production of uranium at Cigar Lake was forecasted to begin in early 2008 and utilities were counting on the new supply to meet the growing demand for fuel to run nuclear reactors. While Cameco expects the mine may eventually produce 18 million lbs/yr, if it faces longer production delays than it anticipates, uranium prices could remain high, benefiting UrAsia.

On the downside, Avid Technology, which lagged all year, fell 32% (or reduced the Fund's return by 1.28%) as the company guided sales and earnings down for 2006 due to delayed products and an acquisition that needed resuscitation. While obviously disappointed, we believe the long-term outlook remains sound and we added to the Fund's position in the stock. Avid is a leader in digital editing software and systems used by the film and news industries. Additionally, we believe that Avid has the potential to become a leader in consumer video and audio editing in the next few years. Over the last decade, consumer competition has dwindled while product demand has increased. We believe that this nascent market should give Avid an opportunity for solid revenue growth.

Most other losses for the year were relatively small in position size or percentages. In fact, all losses combined for the year took away just 3.83% from Fund gains. On the up side, the five top winners (UrAsia Energy, Safeway, Liberty Global, Potash, and American Tower) accounted for 11.59% of the Fund's 19.68% return.

In the quarter we sold two positions, Career Education and Mine Safety Appliances, while we purchased five new stocks. A couple of these new positions are small as we continue to determine if our theories for ownership are correct. If our confidence builds, so might these positions, otherwise we will likely exit.

As we enter 2007, we see plenty of what we consider to be positive signs: falling oil prices, low inflation rates despite a sharp run up in raw materials (perhaps due to the outsourcing of labor), 10-year treasury yields (though off their bottom) near historical lows, and a rebounding dollar. But we believe that there are plenty of troubling signs as well. We get nervous when the most popular investments are emerging market debt, obscure credit derivatives, and private equity, which are leading a buyout frenzy funded with debt. As always, our primary focus is to beat the Fund's benchmark despite all the macroeconomic noise.

Risks of owning the Fund include stock market fluctuations due to economic and business developments and potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2006

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	19.32% 12.46	13.26% 11.93	12.96% 11.89
Returns after taxes on distributions	NAV POP	18.79 11.96	12.97 11.64	12.67 11.60
Returns after taxes on distributions and sale of fund shares	NAV POP	12.99 8.50	11.57 10.37	11.37 10.40
S&P MidCap 400 (pretax)		10.32	10.89	9.14

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn Select Portfolio Diversification

as a % of net assets as of 12/31/06

Columbia Acorn Select Top 10 Holdings

as a % of net assets as of 12/31/06

1.	UrAsia Energy Uranium Mining in Kazakhstan	6.2%
2.	Safeway Supermarkets	5.5%
3.	Tellabs Telecommunications Equipment	5.1%
4.	Liberty Global CATV Holding Company	4.7%
5.	ITT Educational Services Post-secondary Degree Programs	4.4%
6.	Abercrombie & Fitch Teen Apparel Retailer	4.4%
7.	American Tower Communication Towers in USA & Mexico	3.8%
8.	Expedia Online Travel Services Company	3.7%
9.	Avid Technology Digital Nonlinear Editing Software & Systems	3.7%
10.	Janus Capital Group Manages Mutual Funds	3.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $50,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through December 31, 2006

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$2,237.7 million

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter up 4.01% (Class A shares, without sales charge) and returned 10.56% for the year. Fund performance, as expected, was between the S&P 500 Index and the Lehman Brothers U.S. Credit Intermediate Bond Index for both time periods (see Page 2 for index data). Fund returns fell short of the 5.99% quarterly gain and 12.77% annual gain of the Lipper Flexible Portfolio Funds Index.

We made two changes to the Fund in the fourth quarter. Effective December 22, 2006, we replaced Columbia Large Cap Value Fund with Columbia Marsico Growth Fund. While Columbia Large Cap Value Fund has a good track record, we believe shareholders will be better served by owning more of the large-cap growth sector. The new fund comprises 15% of Columbia Thermostat Fund's allocation of stock funds.

We also updated the Fund's stock/bond allocation table, increasing the scale by 100 S&P 500 points. This resulted in a 10% point hike in ownership of equity funds, and a 10% point reduction of bond funds. We made the change in order to reflect our estimates of S&P 500 earnings growth and possible market valuations.

As the following table illustrates, the equity portion of the portfolio had impressive gains in the quarter and for the full year. For the fourth quarter, the Fund's equity component was up 8.82% and, for the year, it was up 20.34%. Columbia Acorn International, which we added to Columbia Thermostat in 2005, posted top gains for both time periods.

Results of the Funds Owned in Columbia Thermostat Fund

at December 31, 2006

This table shows only the weightings as of the end of the quarter and the results of the funds held by the Fund at that date.

Equities Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/06
Columbia Acorn Fund Z	15%	7.66%	14.45%
Columbia Acorn Select Z	10%	10.51%	19.68%
Columbia Marsico Growth Fund[1]	15%	7.74%	7.18%
Columbia Acorn International Z	15%	14.45%	34.53%
Columbia Dividend Income Fund	20%	6.75%	20.07%
Columbia Large Cap Enhanced Core Fund	25%	7.27%	16.81%
Weighted Average Equity Return	100%	8.82%	20.34%
Fixed Income Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/06
Columbia Federal Securities Fund	30%	0.99%	3.74%
Columbia Intermediate Bond Fund	50%	1.52%	4.60%
Columbia Conservative High Yield Fund	20%	3.01%	6.17%
Weighted Average Income Return	100%	1.66%	4.66%

1Columbia Large Cap Value Fund was replaced by Columbia Marsico Growth Fund on December 22, 2006.

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 5, 2006:	35% stock, 65% bond
November 20, 2006:	30% stock, 70% bond
December 22, 2006:	40% stock, 60% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Investing in small- and mid-cap stocks may present special risks including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investments in foreign securities have special risks including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2006

Inception 3/3/03		1 year	3 years	Life of fund
Returns before taxes	NAV POP	10.56% 4.20	8.22% 6.10	12.29% 10.57
Returns after taxes on distributions	NAV POP	8.20 1.98	6.41 4.33	10.73 9.03
Returns after taxes on distributions and sale of fund shares	NAV POP	7.90 3.71	6.31 4.50	10.00 8.49
S&P 500 (pretax)		15.79	10.44	16.67
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)		4.49	3.32	3.84
Lipper Flexible Portfolio Funds Index (pretax)		12.77	9.51	14.12

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Thermostat Fund Asset Allocation

as a % of net assets as of 12/31/06

Columbia Thermostat Fund Portfolio Weightings

as a % of assets in each investment category
as of 12/31/06

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia Federal Securities Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through December 31, 2006

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Total Net Assets of the Fund:
$188.5 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Information
AMIS Holdings	1,950,000	2,425,000
Ceridian	2,800,000	3,460,000
Cogent Communications	0	1,000,000
Globalstar	0	600,000
II VI	1,913,000	2,025,000
Informatica	0	3,400,000
IPG Photonics	0	410,000
Kenexa	775,000	828,000
Littelfuse	915,000	1,135,000
NAVTEQ	600,000	1,100,000
Polycom	0	600,000
Sanmina-SCI	7,500,000	10,000,000
Sohu.com	554,000	650,000
Talx	0	443,000
Trimble Navigation	1,250,000	1,450,000
Varian	670,000	800,000
Consumer Goods & Services
Abercrombie & Fitch	2,450,000	3,140,000
Charming Shoppes	0	1,700,000
Chico's FAS	6,630,000	7,080,000
Heelys	0	150,000
J Crew Group	1,100,000	1,350,000
Knoll	1,703,000	1,809,000
NutriSystem	0	600,000
Pierre & Vacances (France)	76,500	110,000
Vail Resorts	2,110,000	2,390,000
Industrial Goods & Services
Administaff	1,300,000	1,670,000
American Reprographics	0	315,000
Ametek (includes the effect of a 3 for 2 stock split)	2,750,000	4,700,000
Armor Holdings	0	750,000
G&K Services	426,000	512,000
Ibiden (Japan)	193,800	558,000
K&F Industries Holdings	1,582,000	1,712,000
USG People (Netherlands)	650,000	925,000
Watsco	2,286,000	2,375,000
WW Grainger	1,200,000	1,300,000
Zumtobel (Austria)	0	373,000
Energy & Minerals
Atwood Oceanics	1,096,000	1,200,000
Enerflex Systems (Canada)	1,140,000	2,280,000
Fugro (Netherlands)	2,728,301	2,928,301
Rowan	1,411,000	1,611,000

	Number of Shares
	09/30/06	12/31/06
Finance
Aspen Insurance	0	1,650,000
BOK Financial	2,505,000	2,605,000
Chittenden	892,000	1,042,000
Conseco	0	1,000,000
East West Bancorp	400,000	690,000
Eaton Vance	4,200,000	5,500,000
Endurance Specialty Holdings	1,559,000	1,690,000
Glacier Bancorp (includes the effect of a 3 for 2 stock split)	2,720,000	4,080,000
HCC Insurance Holdings	2,330,000	3,125,000
Marlin Business Services	510,000	685,000
McGrath Rentcorp	1,042,000	1,212,000
Montpelier Re	0	1,100,000
Nuveen Investments	1,757,000	2,157,000
Stifel Financial	0	130,000
Health Care
Barrier Therapeutics	420,000	1,321,000
Cephalon	0	765,000
Collagenex Pharmaceuticals	400,000	830,000
Cooper	0	700,000
Dade Behring	0	550,000
Endo Pharmaceuticals	0	1,295,000
Eresearch Technology	2,250,000	2,300,000
Haemonetics	350,000	550,000
ICU Medical	1,000,000	1,083,000
The Medicines Company	0	600,000
Medicis Pharmaceutical	0	400,000
MGI Pharma	0	1,510,000
Nektar Therapeutics	1,360,000	2,360,000
Neurogen	0	655,000
Nuvelo	0	1,650,000
Omnicare	0	900,000
Orthofix International	732,500	942,500
Owens & Minor	650,000	1,200,000
PDL BioPharma	1,800,000	2,300,000
Polymedica	0	700,000
QLT	0	2,500,000
Viasys Healthcare	875,000	1,050,000
Other Industries
Parkway Properties	536,000	628,000

	Number of Shares
	09/30/06	12/31/06
Sales
Information
Alltel	1,600,000	1,300,000
Bally Technologies	3,900,000	3,500,000
ClickSoftware Technologies	917,000	0
Getty Images	400,000	300,000
infoUSA	2,285,000	1,696,000
Intermec	1,240,000	500,000
Kanbay International	500,000	0
Liberty Global Series A	1,750,000	1,500,000
M6-Metropole Television (France)	165,500	0
Micros Systems	1,800,000	1,400,000
Outdoor Channel Holdings	700,000	0
Phoenixtec Power (Taiwan)	11,976,000	0
PRIMEDIA	1,739,000	0
Progress Software	1,130,000	708,000
Rogers	870,000	620,000
Symbol Technologies	5,347,000	0
Tele2 (Sweden)	2,300,000	0
Telephone & Data Systems	980,000	700,000
Travelzoo	200,000	0
Vasco Data Security International	230,000	0
VitalStream Holdings	875,000	0
Consumer Goods & Services
Borders Group	750,000	0
Career Education	374,000	0
C&C Group (Ireland)	2,550,000	2,500,000
Four Seasons Hotels (Canada)	915,000	643,000
Intrawest (Canada)	900,000	0
Lincoln Technical Institute	244,000	100,000
Michaels Stores	2,760,000	0
Mohawk Industries	765,000	0
Nobia (Sweden)	1,398,000	1,048,000
PETCO Animal Supplies	2,250,000	0
Station Casinos	1,400,000	540,000
Industrial Goods & Services
Forward Air	2,000,000	1,900,000
Gardner Denver	1,350,000	600,000
Grafton Group (Ireland)	3,500,000	3,000,000
Hyundai Mobis (South Korea)	267,000	0
Novozymes (Denmark)	730,000	590,000
NuCo2	1,031,000	510,000
Oshkosh Truck	212,000	0
Poyry (Finland)	740,000	0
Tenaris (Argentina)	1,064,000	0

	Number of Shares
	09/30/06	12/31/06
Finance
Anglo Irish Bank (Ireland)	3,500,000	3,000,000
Cascade Bancorp	370,000	300,000
Cass Information Systems	46,001	8,000
City Bank/Lynnwood WA	413,000	0
Depfa Bank (Germany)	2,275,000	1,425,000
First Financial Bankshares	406,000	286,000
Great Southern Bancorp	796,000	663,000
Komercni Banka (Czech Republic)	250,000	0
SY Bancorp	304,000	219,000
Energy & Minerals
Chicago Bridge & Iron	953,000	0
Helmerich & Payne	714,000	0
Maritrans	600,000	0
Newpark Resources	2,860,000	2,580,000
Pride International	2,300,000	1,520,000
Tullow Oil (United Kingdom)	13,500,000	9,315,000
Veritas DGC	225,000	0
Health Care
Arena Pharmaceuticals	1,429,000	1,179,000
Coventry Health Care	707,000	500,000
Exelixis	3,230,000	388,000
Hogy Medical (Japan)	390,000	0
Intermagnetics General	1,770,000	0
Intermune	1,116,000	0
Keryx Biopharmaceuticals	1,135,000	0
Lincare Holdings	2,491,000	1,991,000
Maxygen	1,585,000	0
Rigel Pharmaceuticals	1,275,000	0
Synthes (Switzerland)	350,000	315,000
Tercica	1,500,000	0

Columbia Acorn Fund

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 94.9%
Information 23.8%
	> Business Software 3.8%
2,750,000	Kronos (b)(c)	$101,035
	Labor Management Solutions
12,000,000	Novell (b)	74,400
	Directory, Operating System & Identity Management Software
1,400,000	Micros Systems (b)	73,780
	Information Systems for Restaurants & Hotels
1,800,000	Avid Technology (b)	67,068
	Digital Nonlinear Editing Software & Systems
2,500,000	Witness Systems (b)(c)	43,825
	Customer Experience Management Software
2,400,000	Parametric Technology (b)	43,248
	Engineering Software & Services
3,400,000	Informatica (b)	41,514
	Enterprise Data Integration Software
6,000,000	Actuate (b)(c)	35,640
	Information Delivery Software & Solutions
2,131,000	Concur Technologies (b)(c)	34,181
	Web Enabled Cost & Expense Management Software
1,800,000	Cadence Design Systems (b)	32,238
	Electronic Design Automation
828,000	Kenexa (b)	27,539
	Human Capital Management (HCM) Software
2,500,000	Radiant Systems (b)(c)	26,100
	Point of Sale Systems: Convenient Stores & Restaurants
3,000,000	Lawson Software (b)	22,170
	Enterprise Resource Planning (ERP) Software
3,500,000	Agile Software (b)(c)	21,525
	Product Design Software
5,600,000	Indus International (b)(c)	21,224
	Enterprise Asset Management Software
1,490,000	JDA Software (b)(c)	20,517
	Application/Software & Services for Retailers
708,000	Progress Software (b)	19,775
	Application Development Software
1,500,000	webMethods (b)	11,040
	Enterprise Applications Integration Tools
3,500,000	Tumbleweed Communications (b)(c)	9,205
	Email Content Security & File Transfer Management
		726,024
	> Computer Hardware & Related Equipment 2.9%
1,620,000	Amphenol	100,570
	Electronic Connectors
1,945,000	Belden CDT	76,030
	Specialty Cable
2,025,000	II VI (b)(c)	56,579
	Laser Components
1,634,000	Nice Systems (Israel) (b)	50,294
	Audio & Video Recording Solutions
620,000	Rogers (b)	36,673
	PCB Laminates & High-performance Foams
230,000	Wincor Nixdorf (Germany)	35,778
	Retail POS Systems & ATM Machines

Number of Shares		Value (000)
9,956,115	Advantech (Taiwan)	$35,774
	Embedded Computers
1,027,000	Avocent (b)	34,764
	Computer Control Switches
900,000	Netgear (b)	23,625
	Networking Products for Small Business & Home
1,310,000	CTS	20,567
	Electronic Components, Sensors & Electronics Manufacturing Solutions
1,875,000	Seachange International (b)(c)	19,162
	Systems for Video on Demand & Ad Insertion
530,000	Zebra Technologies (b)	18,439
	Bar Code Printers
375,000	Diebold	17,475
	Automated Teller Machines
625,000	Excel Technology (b)(c)	15,994
	Laser Systems & Electro-optical Components
500,000	Intermec (b)	12,135
	Bar Code & Wireless LAN Systems
		553,859
	> Mobile Communications 2.6%
4,500,000	Crown Castle International (b)	145,350
	Communications Towers
3,500,000	American Tower (b)	130,480
	Communications Towers in USA & Mexico
1,300,000	Alltel	78,624
	Cellular Telephone Services
8,000,000	Dobson Communications (b)(c)	69,680
	Rural & Small City Cellular Telephone Services
700,000	Telephone & Data Systems	38,031
	Cellular & Wireline Telephone Services
2,500,000	Openwave Systems (b)	23,075
	Internet Software for Mobile Devices
600,000	Globalstar (b)	8,346
	Satellite Mobile Voice & Data Carrier
		493,586
	> Instrumentation 1.6%
2,800,000	Flir Systems (b)	89,124
	Infrared Cameras
1,450,000	Trimble Navigation (b)	73,558
	GPS-based Instruments
750,000	Mettler Toledo (b)	59,138
	Laboratory Equipment
711,000	Dionex (b)	40,321
	Ion & Liquid Chromatography
800,000	Varian (b)	35,832
	Analytical Instruments
410,000	IPG Photonics	9,840
	Fiber Lasers
		307,813
	> CATV 1.5%
4,015,000	Discovery Holding (b)	64,601
	CATV Programming
2,050,000	Liberty Global Series C (b)	57,400
	Cable TV Franchises Outside the USA
70,000	Jupiter Telecommunications (Japan) (b)	56,162
	Largest Cable Service Provider in Japan
1,500,000	Liberty Global Series A (b)	43,725
	Cable TV Franchises Outside the USA

Number of Shares		Value (000)
	> CATV—continued
8,000,000	Gemstar-TV Guide International (b)	$32,080
	TV Program Guides & CATV Programming
655,000	Liberty Media Corp - Interactive (b)	14,128
	CATV & E-Commerce
130,000	Liberty Media Corp - Capital (b)	12,738
	CATV Holding Company
1,250,000	Mediacom Communications (b)	10,050
	Cable Television Franchises
		290,884
	> Gaming Equipment & Services 1.4%
2,750,000	International Game Technology	127,050
	Slot Machines & Progressive Slots
3,500,000	Bally Technologies (b)(c)	65,380
	Slot Machines & Software
2,430,000	Shuffle Master (b)(c)	63,666
	Card Shufflers & Casino Games
500,000	Scientific Games (b)	15,115
	Lottery Services Provider
		271,211
	> Semiconductors & Related Equipment 1.4%
3,865,000	Integrated Device Technology (b)	59,830
	Communications Semiconductors
4,425,000	Entegris (b)	47,878
	Semiconductor Wafer Shipping & Handling Products
1,135,000	Littelfuse (b)(c)	36,184
	Little Fuses
1,425,000	Microsemi (b)	28,001
	Analog/Mixed Signal Semiconductors
690,000	Supertex (b)(c)	27,083
	Mixed-signal Semiconductors
2,425,000	AMIS Holdings (b)	25,632
	Mixed-signal Semiconductors
4,439,544	Novatek Microelectronics (Taiwan)	20,114
	LCD Related Integrated Circuits Designer
1,905,000	IXYS (b)(c)	16,955
	Power Semiconductors
		261,677
	> Business Information & Marketing Services 1.2%
3,460,000	Ceridian (b)	96,811
	HR Services & Payment Processing
1,900,000	Navigant Consulting (b)	37,544
	Financial Consulting Firm
916,000	Fair Isaac	37,236
	Credit Scoring & Decision Analytic Software
2,000,000	ProQuest (b)(c)	20,900
	Information Services for Education & Automotive Markets
1,696,000	infoUSA	20,199
	Business Data for Sales Leads
300,000	Getty Images (b)	12,846
	Photographs for Publications & Electronic Media
		225,536
	> Financial Processors 1.1%
2,774,000	Global Payments	128,436
	Credit Card Processor

Number of Shares		Value (000)
6,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	$71,002
	Hong Kong Equity & Derivatives Market Operator
600,000	Cubic	13,020
	Revenue Collection & Defense Systems
		212,458
	> Internet Related 1.0%
3,000,000	ValueClick (b)	70,890
	Internet Advertising
9,500,000	SkillSoft Publishing (b)(c)	58,995
	Web-based Learning Solutions (E-Learning)
4,000,000	CNET Networks (b)	36,360
	Internet Advertising on Niche Websites
650,000	Sohu.com (China ) (b)	15,600
	Chinese Internet Portal/Online Advertising
		181,845
	> Telecommunications Equipment 0.9%
13,600,000	Tellabs (b)	139,536
	Telecommunications Equipment
600,000	Polycom (b)	18,546
	Video Conferencing Equipment
1,510,000	Symmetricom (b)	13,469
	Network Timing & Synchronization Devices
		171,551
	> Computer Services 0.7%
1,350,000	SRA International (b)	36,099
	Government IT Services
5,000,000	iGate Capital (b)(c)	34,400
	IT & Business Process Outsourcing Services
4,000,000	BearingPoint (b)	31,480
	Business Consulting & Technology Strategy
4,600,000	AnswerThink Consulting (b)(c)	14,168
	IT Integration & Best Practice Research
443,000	TALX	12,160
	Outsourced Human Resource Services
		128,307
	> Telephone Services 0.7%
4,500,000	Time Warner Telecom (b)	89,685
	Fiber Optic Telephone/Data Services
1,500,000	Windstream	21,330
	Rural Telephone Franchises
1,000,000	Cogent Communications (b)	16,220
	Internet Data Pipelines
		127,235
	> Contract Manufacturing 0.5%
1,705,000	Jabil Circuit	41,858
	Electronic Manufacturing Services
10,000,000	Sanmina-SCI (b)	34,500
	Electronic Manufacturing Services
1,020,000	Plexus (b)	24,357
	Electronic Manufacturing Services
		100,715
	> Television Programming 0.5%
1,423,100	Alliance Atlantis Communication (Canada) (b)	61,603
	CATV Channels, TV/Movie Production/Distribution

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Television Programming—continued
3,000,000	Lions Gate Entertainment (b)	$32,190
	Film & TV Studio
		93,793
	> Consumer Software 0.5%
2,300,000	THQ (b)	74,796
	Entertainment Software
1,000,000	Activision (b)	17,240
	Entertainment Software
		92,036
	> Electronics Distribution 0.5%
3,100,000	Avnet (b)	79,143
	Electronic Components Distribution
710,000	Agilysys	11,885
	IT Distributor
		91,028
	> Radio 0.3%
1,541,000	Salem Communications (c)	18,415
	Radio Stations for Religious Programming
1,500,000	Cumulus Media (b)	15,585
	Radio Stations in Small Cities
1,400,000	Saga Communications (b)(c)	13,454
	Radio Stations in Small- & Mid-sized Cities
2,400,000	Spanish Broadcasting System (b)(c)	9,864
	Spanish Language Radio Stations
		57,318
	> Satellite Broadcasting & Services 0.3%
2,755,000	SES Global (France)	48,930
	Satellite Broadcasting Services
		48,930
	> Publishing 0.2%
1,100,000	NAVTEQ (b)	38,467
	Map Data for Electronic Devices
		38,467
	> TV Broadcasting 0.2%
2,500,000	Entravision Communications (b)	20,550
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	12,828
	Mid Market Affiliated TV Stations
		33,378
	Information Total	4,507,651
Consumer Goods & Services 18.8%
	> Retail 4.2%
3,140,000	Abercrombie & Fitch	218,638
	Teen Apparel Retailer
7,080,000	Chico's FAS (b)	146,485
	Women's Specialty Retail
4,600,000	Urban Outfitters (b)	105,938
	Apparel & Home Specialty Retailer
3,743,000	Christopher & Banks (c)	69,844
	Women's Apparel Retailer
1,350,000	J Crew Group (b)	52,043
	Multi-channel Branded Retailer
1,400,000	Williams-Sonoma	44,016
	Home Goods & Furnishing Retailer

Number of Shares		Value (000)
1,223,000	AnnTaylor Stores (b)	$40,163
	Women's Apparel Retailer
1,630,000	Rona (Canada) (b)	29,353
	Leading Canadian Do-it-yourself Retailer
775,000	Genesco (b)	28,908
	Multi-concept Branded Footwear Retailer
1,700,000	Charming Shoppes (b)	23,001
	Women'S Specialty Plus Size Apparel Retailer
3,500,000	Edgars Consolidated Stores (South Africa)	19,423
	Retail Conglomerate
1,200,000	Gaiam (b)(c)	16,416
	Healthy Living Catalogs & E-Commerce
		794,228
	> Apparel 2.5%
7,330,000	Coach (b)	314,897
	Designer & Retailer of Branded Leather Accessories
2,268,000	Carter's (b)	57,834
	Children's Branded Apparel
919,000	Oxford Industries (c)	45,628
	Branded & Private Label Apparel
3,000,000	Billabong International (Australia)	41,230
	Action Sports Apparel Brand Manager
900,000	True Religion Apparel (b)	13,779
	Premium Denim
150,000	Heelys	4,816
	Wheeled Footwear
		478,184
	> Other Consumer Services 2.4%
2,250,000	ITT Educational Services (b)(c)	149,332
	Post-secondary Degree Programs
5,400,000	ServiceMaster	70,794
	Lawn Care, Pest Control, Commercial Disaster Responce
1,275,000	Weight Watchers International	66,976
	Weight Loss Programs
600,000	NutriSystem (b)	38,034
	Weight Loss Program
1,500,000	Universal Technical Institute (b)(c)	33,315
	Vocational Training
800,000	Regis	31,632
	Hair Salons
1,530,000	Central Parking	27,540
	Owner, Operator, Manager of Parking Lots & Garages
110,000	Pierre & Vacances (France)	13,481
	Vacation Apartment Lets
2,550,000	Princeton Review (b)(c)	13,464
	College Preparation Courses
100,000	Lincoln Technical Institute (b)	1,349
	Vocational Training
		445,917
	> Leisure Products 2.2%
1,751,000	Harley-Davidson	123,393
	Motorcycles & Related Merchandise
1,416,000	Speedway Motorsports	54,374
	Motorsport Racetrack Owner & Operator
1,025,000	International Speedway	52,316
	Largest Motorsports Racetrack Owner & Operator

Number of Shares		Value (000)
	> Leisure Products—continued
1,032,000	RC2 (b)	$45,408
	Toys, Infant Products & Collectibles
900,000	Polaris Industries	42,147
	Leisure Vehicles & Related Products
4,690,000	Fleetwood Enterprises (b)(c)	37,098
	RV & Manufactured Home Maker
690,000	Winnebago	22,708
	Premier Motorhome Maker
441,000	Thor Industries	19,400
	RV & Bus Manufacturer
600,000	Callaway Golf	8,646
	Premium Golf Clubs & Balls
		405,490
	> Nondurables 1.6%
2,740,000	Scotts Miracle-Gro	141,521
	Consumer Lawn & Garden Products
1,650,000	Jarden (b)	57,404
	Branded Household Products
1,010,000	Chattem (b)(c)	50,581
	Personal Care Products
1,800,000	Helen of Troy (b)(c)	43,668
	Hair Dryers & Curling Irons
1,100,000	Natura Cosmeticos (Brazil)	15,262
	Direct Retailer of Cosmetics
		308,436
	> Furniture & Textiles 1.4%
2,550,000	HNI (c)	113,246
	Office Furniture & Fireplaces
2,068,000	Herman Miller	75,192
	Office Furniture
1,048,000	Nobia (Sweden)	40,326
	Kitchen Cabinet Manufacturing & Distribution
1,809,000	Knoll	39,798
	Office Furniture
		268,562
	> Casinos & Gaming 1.3%
3,200,000	Pinnacle Entertainment (b)(c)	106,048
	Regional Casino Operator
1,700,000	Penn National Gaming (b)	70,754
	Regional Casino Operator
540,000	Station Casinos	44,102
	Las Vegas Locals Casinos
690,000	Intralot (Greece)	24,133
	Lottery & Gaming Systems/Services
226,000	Lakes Entertainment (b)	2,439
	Native American Casinos Development
		247,476
	> Travel 1.3%
2,390,000	Vail Resorts (b)(c)	107,120
	Ski Resort Operator & Developer
4,000,000	Expedia (b)	83,920
	Online Travel Services Company
643,000	Four Seasons Hotels (Canada)	52,719
	Luxury Hotel Operator
		243,759

Number of Shares		Value (000)
	> Restaurants 0.7%
2,145,000	Sonic (b)	$51,373
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (b)(c)	35,850
	Casual Dining Restaurant
1,600,000	AFC Enterprises (b)(c)	28,272
	Popeyes Restaurants
800,000	Cheesecake Factory (b)	19,680
	Casual Dining Restaurants
		135,175
	> Consumer Goods Distribution 0.5%
2,500,000	Pool	97,925
	Distributor of Swimming Pool Supplies & Equipment
		97,925
	> Food & Beverage 0.4%
2,500,000	C&C Group (Ireland)	44,372
	Beverage Company
1,000,000	IAWS Group (Ireland)	25,607
	Baked Goods
		69,979
	> Other Durable Goods 0.2%
14,999,300	Techtronic Industries (Hong Kong)	19,415
	Power Tools & Motorized Appliances
900,000	Champion Enterprises (b)	8,424
	Manufactured Homes
5,700,000	Ducati Motor (Italy) (b)	6,914
	Motorcycles & Related Merchandise
172,000	Cavco Industries (b)	6,027
	Higher End Manufactured Homes
		40,780
	> Cruise Lines 0.1%
400,000	Carnival	19,620
	Largest Cruise Line
		19,620
	Consumer Goods & Services: Total	3,555,531
Industrial Goods & Services 17.2%
	> Machinery 5.6%
4,700,000	Ametek	149,648
	Aerospace/Industrial Instruments
3,600,000	Donaldson	124,956
	Industrial Air Filtration
3,500,000	Clarcor (c)	118,335
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (b)(c)	99,968
	Automatic Electric Meter Readers
2,850,000	Pentair	89,490
	Pumps, Water Treatment & Tools
2,500,000	Pall	86,375
	Filtration & Fluids Clarification
1,900,000	Mine Safety Appliances (c)	69,635
	Safety Equipment
1,250,000	Nordson	62,287
	Dispensing Systems for Adhesives & Coatings
1,100,000	Kaydon	43,714
	Specialized Friction & Motion Control Products
750,000	Armor Holdings (b)	41,137
	Military Trucks, Armor & Helmets

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Machinery—continued
1,712,000	K&F Industries Holdings (b)	$38,880
	Aircraft Wheels, Brakes & Fuel Tank Bladders
833,000	Toro	38,843
	Turf Maintenance Equipment
2,100,000	Goodman Global (b)	36,120
	HVAC Equipment Manufacturer
253,600	Neopost (France)	31,847
	Postage Meter Machines
600,000	Gardner Denver (b)	22,386
	Air Compressors, Blowers & Pumps
		1,053,621
	> Other Industrial Services 2.6%
5,500,000	Expeditors International of Washington	222,750
	International Freight Forwarder
3,200,000	UTI Worldwide	95,680
	Global Logistics & Freight Forwarding
1,900,000	Forward Air (c)	54,967
	Freight Transportation Between Airports
1,650,000	Mobile Mini (b)	44,451
	Portable Storage Units Leasing
374,000	Imtech (Netherlands)	23,770
	Engineering & Technical Services
512,000	G&K Services	19,912
	Uniform Rental
655,000	TAL International Group	17,482
	Intermodal Freight Containers Leasing
315,000	American Reprographics (b)	10,493
	Document Management & Logistics
		489,505
	> Industrial Distribution 1.8%
2,375,000	Watsco (c)	112,005
	HVAC Distribution
1,300,000	WW Grainger	90,922
	Industrial Distribution
1,925,000	Airgas	78,001
	Industrial Gas Distributor
3,000,000	Grafton Group (Ireland)	50,139
	Builders Materials Wholesaling & Do-it-yourself Retailing
510,000	NuCo2 (b)	12,541
	Bulk Co2 Gas Distribution to Restaurants
		343,608
	> Construction 1.6%
1,900,000	Florida Rock	81,795
	Aggregates & Concrete
2,200,000	Simpson Manufacturing	69,630
	Wall Joint Maker
650,000	Martin Marietta Materials	67,541
	Aggregates
30,000	Geberit (Switzerland)	46,222
	Plumbing Supplies
1,000,000	Kingspan Group (Ireland)	26,492
	Building Insulation & Environmental Containers
90,000	Ciments Francais (France)	17,283
	Leading French & Emerging Markets Cement Producer
		308,963

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 1.4%
2,700,000	Spartech (c)	$70,794
	Plastics Distribution & Compounding
590,000	Novozymes (Denmark)	50,579
	Industrial Enzymes
28,000	Sika (Switzerland)	43,410
	Chemicals for Construction & Industrial Applications
1,228,000	Drew Industries (b)(c)	31,940
	RV & Manufactured Home Components
195,000	Sociedad Quimica y Minera de Chile (Chile)	26,436
	Producer of Specialty Fertilizers, Lithium & Iodine
400,000	Carbone Lorraine (France)	22,482
	Advanced Industrial Materials
200,000	Imerys (France)	17,746
	Industrial Minerals Producer
431,000	Koninklijke TenCate (Netherlands)	13,187
	Advanced Textiles & Industrial Fabrics
		276,574
	> Electrical Components 1.1%
1,963,000	Genlyte Group (b)(c)	153,330
	Commercial Lighting Fixtures
1,125,000	Ushio (Japan)	23,157
	Industrial Light Sources
700,000	Legrand (France) (b)	20,514
	Electrical Components
373,000	Zumtobel (Austria) (b)	11,869
	Lighting Systems
		208,870
	> Outsourcing Services 1.1%
1,670,000	Administaff (c)	71,426
	Professional Employer Organization
2,500,000	Quanta Services (b)	49,175
	Electrical & Telecom Construction Services
925,000	USG People (Netherlands)	40,196
	Temporary Staffing Services
2,000,000	Labor Ready (b)	36,660
	Temporary Manual Labor
600,000	GP Strategies (b)	4,980
	Training Programs
		202,437
	> Conglomerates 0.8%
766,000	Aalberts Industries (Netherlands)	66,219
	Flow Control & Heat Treatment
1,350,000	Hexagon (Sweden)	57,470
	Measurement Equipment & Polymers
558,000	Ibiden (Japan)	28,185
	Electronic Parts & Ceramics
		151,874
	> Steel 0.8%
2,860,000	Gibraltar Industries (c)	67,239
	Steel Processing
2,300,000	Worthington Industries	40,756
	Steel Processing
135,000	Vallourec (France)	38,989
	Oil, Gas & Industrial Seamless Tubes
		146,984

Number of Shares		Value (000)
	> Waste Management 0.4%
1,700,000	Waste Connections (b)	$70,635
	Solid Waste Management
		70,635
	Industrial Goods & Services: Total	3,253,071
Finance 14.3%
	> Insurance 4.2%
3,125,000	HCC Insurance Holdings	100,281
	Specialty Insurance
2,040,000	Philadelphia Consolidated Holding (b)	90,902
	Specialty Insurance
149,000	Markel (b)	71,535
	Specialty Insurance
1,200,000	Assurant	66,300
	Specialty Insurance
1,690,000	Endurance Specialty Holdings	61,820
	Commercial Lines Insurance/Reinsurance
1,748,000	Leucadia National	49,294
	Insurance Holding Company
995,000	Protective Life	47,262
	Life Insurance
1,650,000	Aspen Insurance	43,494
	Commercial Lines Insurance/Reinsurance
710,000	Selective Insurance Group	40,676
	Commercial & Personal Lines Insurance
1,550,000	United America Indemnity (b)(c)	39,262
	Specialty Insurance
740,000	Stancorp Financial Group	33,337
	Group Life & Disability Insurance
570,000	RLI	32,159
	Specialty Insurance
750,000	Delphi Financial Group	30,345
	Group Employee Benefit Products & Services
600,000	National Financial Partners	26,382
	Distributor of Life Insurance, Group Benefits & Investment Advisory Services
500,000	April Group (France)	24,018
	Insurance Policy Construction
1,100,000	Montpelier Re	20,471
	Commercial Lines Insurance/Reinsurance
1,000,000	Conseco (b)	19,980
	Life, Long-Term Care & Medical Supplement Insurance
		797,518
	> Banks 4.2%
2,605,000	BOK Financial	143,223
	Tulsa Based S.W. Bank
3,600,000	Associated Banc-Corp	125,568
	Midwest Bank
4,080,000	Glacier Bancorp (c)	99,715
	Mountain States Bank
3,156,000	TCF Financial	86,538
	Great Lakes Bank
2,850,000	Northern Rock (United Kingdom)	65,544
	Lowest Cost Mortgage Bank in UK
3,000,000	Anglo Irish Bank (Ireland)	62,202
	Small Business & Middle Market Banking
1,320,000	West Coast Bancorp (c)	45,725
	Portland Small Business Bank

Number of Shares		Value (000)
1,042,000	Chittenden	$31,979
	Vermont & Western Massachusetts Banks
1,425,000	Depfa Bank (Germany)	25,559
	Investment Banker to Public Authorities
690,000	East West Bancorp	24,440
	LA Bank with Chinese Focus
663,000	Great Southern Bancorp	19,565
	Missouri Real Estate Lender
949,000	West Bancorporation (c)	16,873
	Des Moines Commercial Bank
286,000	First Financial Bankshares	11,972
	West Texas Bank
300,000	Cascade Bancorp	9,309
	Central Oregon Bank
400,000	First Mutual Bancshares (c)	9,272
	Seattle Community Bank
219,000	SY Bancorp	6,132
	Louisville Bank
150,000	Greene County Bancshares	5,960
	Tennessee Bank
8,000	Cass Information Systems	289
	Payables Outsourcer
		789,865
	> Brokerage & Money Management 2.4%
5,500,000	Eaton Vance	181,555
	Specialty Mutual Funds
2,464,000	SEI Investments	146,756
	Mutual Fund Administration & Investment Management
2,157,000	Nuveen Investments	111,905
	Money Management
450,000	Investment Technology Group (b)	19,296
	Electronic Trading
130,000	Stifel Financial (b)	5,100
	Traditional Middle-American Broker
		464,612
	> Finance Companies 1.8%
6,500,000	AmeriCredit (b)(c)	163,605
	Auto Lending
1,500,000	World Acceptance (b)(c)	70,425
	Personal Loans
1,212,000	McGrath Rentcorp	37,124
	Temporary Space & IT Equipment Rentals
1,119,000	Electro Rent (b)	18,687
	Test & Measurement Rentals
685,000	Marlin Business Services (b)(c)	16,461
	National Small Equipment Leasing
250,000	Banca Italease (Italy)	14,526
	Italian Leasing & Factoring Leader
900,000	Paragon Group (United Kingdom)	11,775
	UK Buy-to-let Finance Company
		332,603
	> Savings & Loans 1.7%
4,326,000	People's Bank Bridgeport	193,026
	Connecticut Savings & Loan
1,700,000	Housing Development Finance (India)	62,617
	Indian Mortgage Lender
1,178,000	Anchor Bancorp Wisconsin (c)	33,950
	Wisconsin Thrift

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Savings & Loans—continued
1,285,000	Washington Federal	$30,236
	Traditional Thrift
360,000	Provident New York Bancorp	5,393
	New York State Thrift
		325,222
	Finance: Total	2,709,820
Energy & Minerals 8.0%
	> Oil & Gas Producers 3.7%
2,700,000	Ultra Petroleum (b)	128,925
	Oil & Gas Producer
2,500,000	XTO Energy	117,625
	Oil & Gas Producer
2,400,000	Equitable Resources	100,200
	Natural Gas Producer & Utility
4,900,000	Talisman Energy (Canada)	83,197
	Oil & Gas Producer
9,315,000	Tullow Oil (United Kingdom)	72,571
	Oil & Gas Producer
2,000,000	Southwestern Energy (b)	70,100
	Natural Gas Producer
1,500,000	Range Resources	41,190
	Oil & Gas Producer
850,000	St. Mary Land & Exploration	31,314
	Oil & Gas Producer
3,200,000	Vaalco Energy (b)(c)	21,600
	Oil & Gas Producer
700,000	Denbury Resources (b)	19,453
	Oil Producer Using Co2 Injection
1,200,000	McMoran Exploration (b)	17,064
	Natural Gas Producer & Developer
		703,239
	> Oil Services 3.2%
2,820,000	FMC Technologies (b)	173,797
	Oil & Gas Well Head Manufacturer
2,928,301	Fugro (Netherlands)	139,874
	Oilfield Services
1,200,000	Atwood Oceanics (b)	58,764
	Offshore Drilling Contractor
1,611,000	Rowan	53,485
	Offshore Drilling Contractor
1,520,000	Pride International (b)	45,615
	Offshore Drilling Contractor
2,400,000	Key Energy Services (b)	37,560
	Well Workover Services
1,190,000	Tetra Technologies (b)	30,440
	U.S.-based Services Company with Life of Field Approach
750,000	CARBO Ceramics	28,028
	Natural Gas Well Stimulants
2,280,000	Enerflex Systems (Canada) (c)	21,604
	Natural Gas Compresser Rental & Fabrication
2,580,000	Newpark Resources (b)	18,602
	Drilling Fluid Services
		607,769
	> Mining 0.6%
13,100,000	UrAsia Energy (Canada) (b)(e)	60,324
	Uranium Mining in Kazakhstan

Number of Shares		Value (000)
2,900,000	Jubilee Mines (Australia)	$36,126
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (b)	9,862
	Copper Mine Project in Mongolia
		106,312
	> Oil Refining, Marketing & Distribution 0.3%
966,000	Atmos Energy	30,825
	Dallas Natural Gas Utility
435,000	Oneok	18,757
	Natural Gas Distribution, Pipeline Processing & Trading
19,000	Dynegy (b)	138
	Energy Trading & Generation
		49,720
	> Agricultural Commodities 0.2%
550,000	Aracruz Celulose (Brazil)	33,682
	Brazilian Hardwood Pulp Producer
35,000,000	Global Bio-chem Technology Group (China )	11,776
	Refiner of Corn-based Commodities
		45,458
	Energy & Minerals: Total	1,512,498
Health Care 7.8%
	> Health Care Services 2.4%
1,991,000	Lincare Holdings (b)	79,321
	Home Health Care Services
1,000,000	Rhoen-Klinikum (Germany)	48,486
	Health Care Services
410,000	OPG Groep (Netherlands)	48,174
	Health Care Supplies & Pharmacies
1,085,000	Charles River Laboratories (b)	46,926
	Pharmaceutical Research
2,250,000	PSS World Medical (b)	43,943
	Medical Supplies Distributor
1,125,000	LCA-Vision (c)	38,655
	Lasik Surgery Centers
900,000	Omnicare	34,767
	Pharmacy Services For Nursing Homes
1,150,000	United Surgical Partners (b)	32,603
	Outpatient Surgery Center
500,000	Coventry Health Care (b)	25,025
	HMO
808,000	PRA International (b)	20,418
	Contract Research Organization
2,300,000	Eresearch Technology (b)	15,479
	Clinical Research Services
1,433,000	Dendrite International (b)	15,347
	Software for Pharmaceutical Sales Force Automation
		449,144
	> Medical Equipment & Devices 1.5%
942,500	Orthofix International (b)(c)	47,125
	Bone Fixation & Stimulation Devices
1,000,000	Edwards Lifesciences (b)	47,040
	Heart Valves
870,000	Vital Signs (c)	43,430
	Anesthesia, Respiratory & Sleep Products
315,000	Synthes (Switzerland)	37,549
	Products for Orthopedic Surgery

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,050,000	Viasys Healthcare (b)	$29,211
	Respiratory & Neurology Medical Equipment
550,000	Haemonetics (b)	24,761
	Blood & Plasma Collection Equipment
205,000	Essilor International (France)	21,988
	Eyeglass Lenses
550,000	Dade Behring	21,896
	Clinical Diagnostics Supplier
552,000	Advanced Medical Optics (b)	19,430
	Medical Devices for Eye Care
		292,430
	> Biotechnology & Drug Delivery 1.5%
2,300,000	PDL BioPharma (b)	46,322
	Proprietary Monoclonal Antibodies
2,360,000	Nektar Therapeutics (b)	35,895
	Drug Delivery Technologies
2,880,000	Ligand Pharmaceuticals (b)	31,536
	Drugs for Pain, Cancer, Osteoporosis & Diabetes
2,000,000	Medarex (b)	29,580
	Humanized Antibodies
1,780,000	Array Biopharma (b)	22,998
	Drugs for Cancer & Inflammatory Diseases
1,650,000	Human Genome Sciences (b)	20,526
	Drug Discovery/Development
1,179,000	Arena Pharmaceuticals (b)	15,221
	Novel Drug Targeting Technology
2,000,000	Cytokinetics (b)(c)	14,960
	Drugs for Cancer & Heart Failure
2,300,000	Seattle Genetics (b)	12,259
	Antibody-based Therapies for Cancer
2,520,000	Decode Genetics (b)	11,416
	Drugs for Heart Attack, Asthma & Vascular Disease
3,100,000	Lexicon Genetics (b)	11,191
	Drug Discovery
1,650,000	Nuvelo (b)	6,600
	Development-Stage Biotech Focused On Cardiovascular/Cancer
1,750,000	Genitope (b)	6,160
	Cancer Vaccine
655,000	Neurogen (b)	3,897
	Development-Stage Biotech Focused On Neurology
388,000	Exelixis (b)	3,492
	Treatments for Cancer & Metabolic Disorders
1,249,999	Perlegen Sciences (e)	3,375
	Large Scale Gene Sequencing
1,100,000	La Jolla Pharmaceutical (b)	3,333
	Lupus Treatment
1,875,000	Locus Discovery, Series D, Pfd. (b)(e)	512
	High Throughput Rational Drug Design
359,944	Microdose (e)	360
	Drug Inhaler Development
		279,633
	> Medical Supplies 1.3%
1,910,000	Cytyc (b)	54,053
	Consumables Related to Women's Health
1,083,000	ICU Medical (b)(c)	44,056
	Intravenous Therapy Products
1,200,000	Owens & Minor	37,524
	Distribution of Medical Supplies

Number of Shares		Value (000)
905,000	Arrow International	$32,019
	Disposable Catheters
700,000	Cooper	31,150
	Contact Lens Manufacturer
700,000	Polymedica	28,287
	Diabetes Supply Distributor
486,000	Techne (b)	26,949
	Cytokines, Antibodies & Other Reagents for Life Science
		254,038
	> Pharmaceuticals 1.1%
765,000	Cephalon (b)	53,864
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
1,295,000	Endo Pharmaceuticals (b)	35,716
	Specialty Pharmaceuticals for Pain Management
1,510,000	MGI Pharma (b)	27,799
	Specialty Pharmaceuticals for Oncology & Acute Care
2,500,000	QLT (b)	21,150
	Specialty Pharmaceuticals – Ophthalmology & Dermatology
4,000,000	United Drug (Ireland)	20,968
	Irish Pharmaceutical Wholesaler & Outsourcer
600,000	The Medicines Company (b)	19,032
	Specialty Pharmaceuticals – Cardiovascular
400,000	Medicis Pharmaceutical	14,052
	Specialty Pharmaceuticals – Dermatology
830,000	Collagenex Pharmaceuticals (b)	11,595
	Specialty Pharmaceuticals for Dermatology
1,321,000	Barrier Therapeutics (b)	9,960
	Specialty Pharmaceuticals for Dermatology
		214,136
	Health Care: Total	1,489,381
Other Industries 5.0%
	> Real Estate 4.1%
1,760,000	Gaylord Entertainment (b)	89,637
	Convention Hotels
650,000	SL Green Realty	86,307
	Manhattan Office Buildings
5,850,000	Highland Hospitality (c)	83,362
	Hotel Owner
1,398,000	Forest City Enterprises, Cl. B (c)	81,559
	Commercial & Residential Property Developer
1,320,000	General Growth Properties	68,944
	Regional Shopping Malls
3,700,000	DiamondRock Hospitality	66,637
	Hotel Owner
635,000	Macerich Company	54,972
	Regional Shopping Malls
575,000	Federal Realty Investment Trust	48,875
	Shopping Centers
1,020,000	Brandywine Realty	33,915
	Office Buildings
628,000	Parkway Properties	32,034
	Office Buildings
1,720,000	Kite Realty Group (c)	32,026
	Community Shopping Centers
850,000	Digital Realty Trust	29,096
	Technology-focused Office Buildings

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate—continued
1,375,000	Crescent Real Estate Equities	$27,156
	Class 'A' Office Buildings
900,000	American Campus Communities	25,623
	Student Housing
4,100	Kenedix (Japan)	18,546
	Real Estate Investment Management
		778,689
	> Transportation 0.5%
826,200	Grupo Aeroportuario del Surest (Mexico)	35,089
	Cancun & Cozumel Airport Operator
1,556,000	JB Hunt Transport Services	32,318
	Trucking Conglomerate
1,914,000	Heartland Express	28,748
	Regional Trucker
		96,155
	> Regulated Utilities 0.4%
1,650,000	Northeast Utilities	46,464
	Regulated Electric Utility
589,800	Red Electrica de Espana (Spain)	25,253
	Spanish Power Grid
		71,717
	Other Industries: Total	946,561
Total Equities: 94.9% (Cost: $10,836,735)		17,974,513
Short-Term Obligations: 5.4%
$87,000	Manhattan Asset (f) 5.27% Due 01/18/07-01/19/07	86,777
74,000	Morrigan TRR (f) 5.28% Due 01/16/07-01/17/07	73,831
71,000	American Express 5.22%: 5.23% Due 01/05/07-01/10/07	70,931
50,000	HSBC 5.21% Due 01/03/07	49,985
50,000	Marshall & Ilsley 5.25% Due 01/22/07	49,847
50,000	New Center Asset Trust 5.26% Due 01/25/07	49,825
50,000	PB Financial 5.27% Due 01/26/07	49,817
50,000	Hewlett Packard (f) 5.28% Due 01/29/07	49,795
50,000	Catapult PMX Funding (f) 5.34% Due 02/01/07	49,770
45,000	Citigroup Funding 5.25% Due 01/04/07	44,980
45,000	American General Finance 5.23% Due 01/12/07	44,928
45,000	White Point Funding 5.33% Due 01/30/07	44,807
43,000	Beethoven Funding (f) 5.28% Due 01/23/07	42,861
43,000	Raiffeisen Zentralbank (f) 5.27% Due 01/24/07	42,855

Principal Amount (000)		Value (000)
$40,000	Toyota Credit de Puerto Rico 5.24% Due 01/11/07	$39,942
40,000	AIG Funding 5.23% Due 02/07/07	39,785
38,000	Credit Suisse First Boston 5.24% Due 01/09/07	37,956
34,000	LaSalle Bank 5.21% Due 01/02/07	33,995
33,000	Prudential Funding 5.20% Due 01/08/07	32,967
30,000	East Fleet Financial (f) 5.32% Due 02/02/07	29,858
30,000	Ranger Funding (f) 5.29% Due 02/05/07	29,846
30,000	Ebbets Funding (f) 5.28% Due 02/06/07	29,842
7,529	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.150% collateralized by Frederal Home Loan Bank Bond maturing 10/04/16, market value of $7,681 (repurchase proceeds: $7,533)	7,529
	(Amortized Cost: $1,032,729)	1,032,729
Total Investments: 100.3% (Cost: $11,869,464)(a)(d)		19,007,242
Cash and Other Assets Less Liabilities: (0.3)%		(62,116)
Total Net Assets: 100.0%		$18,945,126

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $11,896,609 and net unrealized appreciation was $7,110,633, consisting of gross unrealized appreciation of $7,490,598 and gross unrealized depreciation of $379,965.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

AnswerThink Consulting	10.17%
Actuate	9.96
Watsco	9.84
Christopher & Banks	9.84
Gibraltar Industries	9.58
Highland Hospitality	9.56
Indus International	9.45
iGate Capital	9.43
Princeton Review	9.24
SkillSoft Publishing	8.72
Kronos	8.66
World Acceptance	8.55
ESCO Technologies	8.49
West Coast Bancorp	8.49
Salem Communications	8.42
Spartech	8.41
Radiant Systems	8.10
Saga Communications	7.85
Glacier Bancorp	7.81
ICU Medical	7.48
Witness Systems	7.46
Fleetwood Enterprises	7.33
Tumbleweed Communications	6.96
Shuffle Master	6.95
Genlyte Group	9.95
II VI	6.90
Clarcor	6.85
ProQuest	6.69
Pinnacle Entertainment	6.65
Bally Technologies	6.60
Vital Signs	6.58
Seachange International	6.41
United America Indemnity	6.35
Forward Air	6.23
Vail Resorts	6.17%
Agile Software	6.15
Red Robin Gourmet Burgers	6.02
Administaff	6.00
First Mutual Bancshares	5.99
Helen of Troy	5.98
Kite Realty Group	5.96
Spanish Broadcasting System	5.95
Concur Technologies	5.88
Orthofix International	5.74
Marlin Business Services	5.70
Drew Industries	5.68
IXYS	5.66
AmeriCredit	5.62
Gaiam	5.52
Forest City Enterprises, Cl. B	5.45
AFC Enterprises	5.45
Vaalco Energy	5.44
ITT Educational Services	5.43
Chattem	5.43
LCA-Vision	5.41
West Bancorporation	5.41
Anchor Bancorp Wisconsin	5.40
Universal Technical Institute	5.32
Enerflex Systems	5.29
Dobson Communications	5.29
Cytokinetics	5.28
Mine Safety Appliances	5.24
HNI	5.24
Oxford Industries	5.18
Excel Technology	5.17
JDA Software	5.08
Littelfuse	5.06
Supertex	5.02

  The aggregate cost and value of these investments at December 31, 2006 were $2,146,491 and $3,477,317, respectively. Investments in affiliates represented 18.35% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2006 were as follows:

Dividend Income	$21,531
Net realized gain or loss	25,113
Change in unrealized gain or loss	(233,206)
Purchases	542,695
Proceeds from sales	59,465

  In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2006. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the period, as well as prior period investment holdings of companies that became affiliates during the current period.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments:

(d)  On December 31, 2006, the market value of foreign securities (in thousands) represented 12.54% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$331,420	1.75%
Canada	318,662	1.68
France	257,278	1.36
Ireland	229,780	1.21
United Kingdom	149,890	0.79
Switzerland	127,181	0.67
Japan	126,050	0.67
Germany	109,823	0.58
Sweden	97,796	0.52
Hong Kong	90,417	0.48
Australia	77,356	0.41
India	62,617	0.33
	Value	Percent
Taiwan	$55,888	0.29%
Denmark	50,579	0.27
Israel	50,294	0.27
Brazil	48,944	0.26
Mexico	35,089	0.19
China	27,376	0.14
Chile	26,436	0.14
Spain	25,253	0.13
Greece	24,133	0.13
Italy	21,440	0.11
South Africa	19,423	0.10
Austria	11,869	0.06
Total Foreign Portfolio	2,374,994	12.54%

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, excluding UrAsia Energy, are valued in good faith by the Board of Trustees. At December 31, 2006, these securities had an aggregate value of $64,571, which represented 0.34% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
UrAsia Energy	10/26/05	13,100	$20,140	$60,324
Perlegen Sciences	3/30/01	1,250	4,500	3,375
Locus Discovery, Series D, Pfd.	09/05/01	1,875	7,500	512
Microdose	11/24/00	360	2,005	360
			$34,145	$64,571

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of $435,435, which represented 2.3% of net assets.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Europe
> France
Bacou Dalloz	171,910	190,000
Carbone Lorraine	566,000	600,000
SES Global	2,920,000	3,000,000
> Netherlands
Boskalis Westminster	39,000	163,000
Smit Internationale	330,000	660,000
USG People	679,000	983,000
Wavin	0	781,150
> United Kingdom
Fiberweb Plc	0	887,500
Mears Group	0	1,436,000
> Germany
Elringklinger	0	267,000
Gagfah	0	150,000
GFK	415,000	460,000
> Ireland
United Drug	7,140,000	7,925,000
> Switzerland
Burckhardt Compression	115,000	140,000
Schindler	300,000	375,000
Synthes	315,000	330,000
> Italy
Banca Italease	565,000	590,000
> Austria
Zumtobel	0	373,000
> Spain
Red Electrica de Espana	620,000	680,000
> Norway
Kongsberg Automotive	630,000	2,065,000
Asia
> Japan
AIN Pharmaciez	604,000	643,000
As One	0	257,000
Cosel	0	600,000
Ibiden	143,200	420,000
JSR	785,000	1,218,000
Kintetsu World Express	460,000	640,000
Nakanishi	54,000	92,000
Park24	868,000	1,200,000
USS	350,000	430,000
Yusen Air & Sea Service	600,000	1,030,000

	Number of Shares
	09/30/06	12/31/06
> China
China Green	370,000	18,000,000
China Shipping Development	13,000,000	18,647,000
Lenovo Group	1,731,500	48,430,000
Sohu.com	110,000	260,000
Travelsky Technology	184,000	6,155,000
> Hong Kong
EganaGoldpfeil	0	4,221,000
Melco-PBL Entertainment Macau	0	91,900
> Taiwan
Formosa International Hotels	0	2,853,000
> India
Asian Paints	20,000	700,000
> Singapore
ComfortDelGro	7,053,000	13,000,000
Singapore Exchange	4,630,000	7,000,000
> South Korea
MegaStudy	0	109,787
Taewoong	0	112,700
Woongjin Thinkbig	0	183,500
YBM Sisa.com	0	243,700
Other Countries
> South Africa
Impala Platinum Holdings	180,000	1,440,000
Naspers	0	1,295,000
> United States
Atwood Oceanics	663,000	865,000
> New Zealand
Sky City Entertainment	5,500,000	5,661,208
Latin America
> Brazil
Brascan Residential Properties	0	604,500
Localiza Rent A Car	170,000	500,000
> Mexico
Grupo Aeroportuario del Centro Norte	0	100,000

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/06	12/31/06
Sales
Europe
> France
M6-Metropole Television	333,000	0
Neopost	280,000	240,000
> Netherlands
Sligro Food Group	439,000	0
> United Kingdom
BBA Group	3,550,000	2,982,000
Tullow Oil	5,240,000	3,895,691
UTV	2,000,000	0
Viridian Group	450,000	0
> Germany
Bilfinger Berger	200,000	0
Depfa Bank	2,250,000	1,550,000
Grenkeleasing	305,000	0
> Ireland
Anglo Irish Bank	2,395,000	2,100,000
C&C Group	3,350,000	3,300,000
IAWS Group	2,000,000	1,800,000
Paddy Power	720,000	600,000
> Sweden
Tele2	2,580,000	0
> Denmark
Novozymes	280,000	265,000
> Luxembourg
Tenaris	350,000	0

	Number of Shares
	09/30/06	12/31/06
Asia
> Japan
Fast Retailing	220,000	110,000
Sparx Asset Management	27,500	14,000
Toyo Technica	880,000	0
> Taiwan
Phoenixtec Power	18,268,000	0
Other Countries
> Canada
Kinross Gold	835,000	0
RailPower Technologies	2,825,000	2,119,000

Columbia Acorn International

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 97.3%
Europe 58.3%
	> France 10.3%
3,000,000	SES Global	$53,281
	Satellite Broadcasting Services
800,000	April Group	38,428
	Insurance Policy Construction
375,000	Norbert Dentressangle	34,147
	Transport
600,000	Carbone Lorraine	33,722
	Advanced Industrial Materials
390,000	Iliad	33,720
	Alternative Internet & Telecoms Provider
423,818	Rubis	33,118
	Tank Storage & LPG Supplier
240,000	Neopost	30,139
	Postage Meter Machines
150,000	Ciments Francais	28,804
	Leading French & Emerging Markets Cement Producer
500,000	Trigano	25,933
	Leisure Vehicles & Camping Equipment
360,000	Eurofins Scientific (b)	25,707
	Food Screening & Testing
190,000	Bacou Dalloz	25,424
	Safety Equipment
206,000	Pierre & Vacances	25,246
	Vacation Apartment Lets
240,000	Imerys	21,295
	Industrial Minerals Producer
700,000	Legrand (b)	20,514
	Electrical Components
400,000	Foncia Groupe	19,522
	Real Estate Services
		449,000
	> Netherlands 7.9%
1,268,490	Fugro	60,591
	Oilfield Services
558,000	Aalberts Industries	48,238
	Flow Control & Heat Treatment
983,000	USG People	42,717
	Temporary Staffing Services
574,000	Imtech	36,482
	Engineering & Technical Services
660,000	Smit Internationale	35,507
	Harbor & Offshore Towage & Marine Services
265,000	OPG Groep	31,137
	Health Care Supplies & Pharmacies
973,000	Koninklijke TenCate	29,769
	Advanced Textiles & Industrial Fabrics
1,150,000	Unit 4 Agresso (b)	27,099
	Business & Security Software
163,000	Boskalis Westminster	16,134
	Dredging and Maritime Contractor
781,150	Wavin (b)	15,286
	Largest European Plastic Pipe Systems Company
		342,960

Number of Shares		Value (000)
	> United Kingdom 7.8%
2,510,714	Expro International Group	$43,437
	Offshore Oilfield Services
1,850,000	Northern Rock	42,546
	Lowest Cost Mortgage Bank in UK
7,200,000	RPS Group	38,047
	Environmental Consulting & Planning
2,800,000	Paragon Group	36,635
	UK Buy-to-let Finance Company
3,895,691	Tullow Oil	30,351
	Oil & Gas Producer
1,200,000	Northgate	28,231
	Light Commercial Vehicle Rental Specialist
2,450,000	Workspace Group	23,756
	UK Real Estate
1,300,000	Keller Group	22,853
	International Ground Engineering Specialist
4,200,000	Taylor Nelson Sofres	16,447
	Market Research
2,982,000	BBA Group	15,875
	Aviation Support Services & Non-woven Materials
640,000	Randgold Resources (b)	15,014
	Gold Mining in Western Africa
1,300,000	Debt Free Direct	11,443
	Consumer Debt Reduction & Management Solutions
1,436,000	Mears Group	10,188
	Social housing Mainentance
887,500	Fiberweb Plc (b)	3,614
	Nonwoven Fabrics
70,000	Detica	502
	UK IT Services Company
		338,939
	> Germany 7.7%
900,000	Rhoen-Klinikum	43,637
	Health Care Services
275,000	Wincor Nixdorf	42,778
	Retail POS Systems & ATM Machines
27,500	Porsche	34,976
	Specialty Automobile Manufacturer
775,000	CTS Eventim	29,929
	Event Ticket Sales
380,000	Vossloh	28,722
	Rail Infrastructure & Diesel Locomotives
1,550,000	Depfa Bank	27,801
	Investment Banker to Public Authorities
450,000	Hugo Boss Designs	23,117
	Fashion Apparel
120,000	Deutsche Boerse	22,070
	Trading, Clearing, Settlement Services for Financial Markets
460,000	GFK	19,935
	Market Research Services
100,000	Rational	18,627
	Commercial Oven Manufacturer
267,000	Elringklinger	17,078
	Automobile Components
870,000	Takkt	15,100
	Mail Order Retailer of Office & Warehouse Durables
283,000	Deutsche Beteiligungs	7,499
	Private Equity Investment Management

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Germany—continued
150,000	Gagfah	$4,750
	German Residential Property
		336,019
	> Ireland 7.1%
3,300,000	C&C Group	58,571
	Beverage Company
1,800,000	IAWS Group	46,093
	Baked Goods
2,000,000	Bank of Ireland	46,073
	Irish Commercial Bank
2,100,000	Anglo Irish Bank	43,541
	Small Business & Middle Market Banking
7,925,000	United Drug	41,543
	Irish Pharmaceutical Wholesaler & Outsourcer
1,850,000	Grafton Group	30,919
	Builders Materials Wholesaling & Do-it-yourself Retailing
1,150,000	Kingspan Group	30,465
	Building Insulation & Environmental Containers
600,000	Paddy Power	11,919
	Irish Betting Services
		309,124
	> Switzerland 5.5%
30,000	Geberit	46,222
	Plumbing Supplies
330,000	Synthes	39,337
	Products for Orthopedic Surgery
24,000	Sika	37,209
	Chemicals for Construction & Industrial Applications
475,000	Kuehne & Nagel	34,556
	Freight Forwarding/Logistics
375,000	Schindler	23,579
	Elevator Manufacturer & Service Provider
25,000	Givaudan	23,079
	Fragrances & Flavors
140,000	Burckhardt Compression (b)	22,623
	Gas Compression Pumps
400,000	Logitech International (b)	11,482
	Branded Peripheral Computer Devices
		238,087
	> Italy 3.0%
590,000	Banca Italease	34,280
	Italian Leasing & Factoring Leader
9,100,000	CIR	30,095
	Italian Holding Company
3,000,000	Amplifon	25,282
	Hearing Aid Retailer
12,800,000	Ducati Motor (b)	15,527
	Motorcycles & Related Merchandise
1,223,000	GranitiFiandre	13,217
	Innovative Stoneware
350,000	Sabaf	12,016
	Supplier to White Goods OEMS
		130,417
	> Sweden 2.7%
1,550,000	Hexagon	65,984
	Measurement Equipment & Polymers

Number of Shares		Value (000)
755,000	Nobia	$29,052
	Kitchen Cabinet Manufacturing & Distribution
610,000	SWECO	23,519
	Engineering Consultants
		118,555
	> Russia 1.2%
575,800	RosBusinessConsulting (b)	25,796
	Financial Information, Media & IT Services in Russia
775,000	Novolipetsk Steel	18,019
	Vertically Integrated Steel Producer
370,000	Mechel Steel Group	9,428
	Coking Coal
		53,243
	> Poland 0.8%
1,125,500	Central European Distribution (b)	33,427
	Vodka Production & Alcohol Distribution
		33,427
	> Greece 0.8%
936,000	Intralot	32,738
	Lottery & Gaming Systems/Services
		32,738
	> Austria 0.7%
300,000	Wienerberger	17,819
	Bricks & Clay Roofing Tiles
373,000	Zumtobel (b)	11,868
	Lighting Systems
		29,687
	> Spain 0.7%
680,000	Red Electrica de Espana	29,115
	Spanish Power Grid
		29,115
	> Finland 0.6%
1,756,000	Poyry	27,356
	Engineering Consultants
		27,356
	> Czech Republic 0.6%
183,000	Komercni Banka	27,245
	Leading Czech Universal Bank
		27,245
	> Denmark 0.5%
265,000	Novozymes	22,718
	Industrial Enzymes
		22,718
	> Norway 0.4%
2,065,000	Kongsberg Automotive	18,870
	Automotive Seating & Component Supplier
		18,870
	Europe: Total	2,537,500
Asia 22.6%
	> Japan 13.6%
43,500	Jupiter Telecommunications (b)	34,901
	Largest Cable Service Provider in Japan
600,000	Aeon Mall	33,640
	Suburban Shopping Mall Developer, Owner & Operator

Number of Shares		Value (000)
	> Japan—continued
1,218,000	JSR	$31,566
	Films & Chemicals for LCD Screens & Electronics
760,000	Hoya	29,672
	Opto-electrical Components & Eyeglass Lenses
3,700,000	Kansai Paint	29,316
	Paint Producer in Japan, India, China & Southeast Asia
6,300	Kenedix	28,498
	Real Estate Investment Management
430,000	USS	28,024
	Used Car Auctioneer
1,272,000	Ushio	26,183
	Industrial Light Sources
546,000	Daito Trust Construction	24,981
	Apartment Builder
1,030,000	Yusen Air & Sea Service	22,293
	Airfreight Logistics
718,000	Ito En	21,894
	Bottled Tea & Other Beverages
420,000	Ibiden	21,215
	Electronic Parts & Ceramics
453,000	Hogy Medical	17,529
	Disposable Surgical Products
714,000	FCC	17,267
	Auto/Motorcycle Clutches
2,000,000	Chiba Bank	16,928
	Regional Bank
640,000	Kintetsu World Express	15,557
	Airfreight Logistics
1,200,000	Park24	15,396
	Parking Lot Operator
965,000	T. Hasegawa	14,990
	Industrial Flavors & Fragrances
3,000	Osaka Securities Exchange	14,975
	Osaka Securities Exchange
3,500	Risa Partners	14,793
	NPL & Real Estate Related Investment
2,248,000	Hiroshima Bank	13,044
	Regional Bank
92,000	Nakanishi	11,298
	Dental Tools & Machinery
1,500,000	Bank of Fukuoka	10,955
	Regional Bank
370,000	Shimano	10,729
	Bicycle Components & Fishing Tackle
110,000	Fast Retailing	10,525
	Apparel Retailer
14,000	Sparx Asset Management	10,361
	Fund Management
1,230,000	Kamigumi	10,080
	Port Cargo Handling & Logistics
643,000	AIN Pharmaciez (c)	9,988
	Dispensing Pharmacy/Drugstore Operator
600,000	Cosel	9,601
	Industrial Standard Switching Power Supply System
72,000	Hirose Electric	8,191
	Electrical Connectors
375,000	Nagaileben	8,072
	Medical/Health Care Related Clothes

Number of Shares		Value (000)
1,650	Japan Pure Chemical	$7,255
	Precious Metal Plating Chemicals for Electronics
257,000	As One	6,581
	Scientific Supplies Distributor
3,300	Message	5,417
	Nursing Care Facilities
		591,715
	> China 2.3%
18,647,000	China Shipping Development	28,542
	China's Dominant Shipper for Oil & Coal
48,430,000	Lenovo Group	19,643
	Third Largest PC Vendor Globally
45,000,000	Global Bio-Chem Technology Group	15,141
	Refiner of Corn-based Commodities
21,750,000	TPV Technology	13,737
	ODM for LCD Monitor & Flat TV
18,000,000	China Green	9,815
	An Agricultural Grower & Processor in China
6,155,000	Travelsky Technology	9,400
	Online Air Travel Bookings in China
260,000	Sohu.com (b)	6,240
	Chinese Internet Portal/Online Advertising
		102,518
	> Hong Kong 1.8%
5,000,000	Hong Kong Exchanges and Clearing	54,617
	Hong Kong Equity & Derivatives Market Operator
14,000,000	Techtronic Industries	18,121
	Power Tools & Motorized Appliances
4,221,000	EganaGoldpfeil	2,376
	A Leather & Fashion Accessories Brand Manager
91,900	Melco-PBL Entertainment Macau (b)	1,954
	Macau Casino Operator
		77,068
	> Taiwan 1.5%
6,958,367	Advantech	25,003
	Embedded Computers
3,329,658	Novatek Microelectronics	15,086
	LCD Related Integrated Circuits Designer
7,280,000	Wah Lee Industrial	14,846
	Distributor of Chemicals, Materials & Equipment
2,853,000	Formosa International Hotels	8,707
	Hotel, Food & Beverage Operation & Hospitality Management Services
		63,642
	> India 1.4%
1,300,000	Housing Development Finance	47,884
	Indian Mortgage Lender
700,000	Asian Paints	11,563
	India's Largest Paint Company
		59,447
	> Singapore 0.9%
7,000,000	Singapore Exchange	25,880
	Singapore Equity & Derivatives Market Operator
13,000,000	ComfortDelGro	13,644
	Taxi & Mass Transit Service
		39,524

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> South Korea 0.7%
109,787	MegaStudy (b)	$16,176
	Online Education Service Provider
243,700	YBM Sisa.com	6,131
	Online Language Educator & Tester
183,500	Woongjin Thinkbig	3,892
	Education Provider for Pre-school/Elementary School
112,700	Taewoong	3,868
	A Player in the Niche Customized Forging Market
		30,067
	> Indonesia 0.4%
15,000,000	Perusahaan Gas Negara	19,347
	Gas Pipeline Operator
		19,347
	Asia: Total	983,328
Other Countries 11.5%
	> Canada 4.4%
1,060,000	Alliance Atlantis Communication (b)	45,885
	CATV Channels, TV/Movie Production/Distribution
6,775,000	UrAsia Energy (b)(d)	31,198
	Uranium Mining in Kazakhstan
1,190,000	ShawCor	25,562
	Oil & Gas Pipeline Products
1,370,000	RONA (b)	24,671
	Leading Canadian Do-it-yourself Retailer
1,155,000	Talisman Energy	19,611
	Oil & Gas Producer
950,000	Van Houtte (c)	14,191
	Coffee Services & Equipment
530,000	Major Drilling Group	11,853
	Mining Exploration Driller
850,000	Ivanhoe Mines (b)	8,382
	Copper Mine Project in Mongolia
2,000,000	Northern Orion Resources (b)	7,272
	Copper & Gold Mining in Argentina
2,119,000	RailPower Technologies (b)(d)	2,744
	Hybrid Locomotives
		191,369
	> Australia 3.4%
3,000,000	Billabong International	41,229
	Action Sports Apparel Brand Manager
5,450,000	Sino Gold (b)	31,431
	Gold Mining in The People's Republic of China
4,054,054	ABC Learning Centres	26,764
	Childcare Centers
2,000,000	Jubilee Mines	24,915
	Nickel Mining in Australia
350,000	Perpetual Trustees	21,555
	Mutual Fund Management
		145,894
	> South Africa 2.2%
1,440,000	Impala Platinum Holdings	37,749
	Platinum Group Metals Mining & Refining
1,295,000	Naspers	30,702
	Media & Education in Africa and other Emerging Markets

Number of Shares or Principal Amount (000)		Value (000)
4,500,000	Edgars Consolidated Stores	$24,972
	Retail Conglomerate
		93,423
	> United States 1.0%
865,000	Atwood Oceanics (b)	42,359
	Offshore Drilling Contractor
		42,359
	> New Zealand 0.5%
5,661,208	Sky City Entertainment	20,503
	Casino/Entertainment Complex
		20,503
	Other Countries: Total	493,548
Latin America 4.9%
	> Brazil 2.8%
4,300,000	Suzano Papel e Celulose	42,438
	Brazilian Pulp & Paper Producer
2,500,000	Natura Cosmeticos	34,687
	Direct Retailer of Cosmetics
720,000	Porto Seguro (b)	22,571
	Auto & Life Insurance
500,000	Localiza Rent A Car	14,969
	Car Rental
604,500	Brascan Residential properties (b)	5,074
	High-End Residential Property Developer
		119,739
	> Mexico 1.6%
4,500,000	Consorcio ARA	30,616
	Affordable Housing Builder
411,000	Grupo Aeroportuario del Surest	17,455
	Cancun & Cozumel Airport Operator
4,200,000	Urbi Desarrollos Urbanos (b)	15,162
	Affordable Housing Builder
100,000	Grupo Aeroportuario del Pacifica	3,919
	Mexican Aiport Operator
100,000	Grupo Aeroportuario Centro Norte (b)	2,226
	Northern Mexican Aiport Operator
		69,378
	> Chile 0.5%
160,000	Sociedad Quimica y Minera de Chile	21,691
	Producer of Specialty Fertilizers, Lithium & Iodine
		21,691
	Latin America: Total	210,808
Total Equities: 97.3% (Cost: $2,604,653)		4,225,184
Short-Term Obligations: 2.3%
$21,600	American Express 5.25% Due 01/05/07	21,587
21,400	Ebury Finance (f) 5.35% Due 01/04/07	21,391
20,000	Advantage Asset (f) 5.36% Due 01/02/07	19,997
20,000	Halkin Finance (f) 5.35% Due 01/03/07	19,994

Principal Amount (000)		Value (000)
Short-Term Obligations—continued
$16,317	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150%, collateralized by Frederal Home Loan Bank Bonds, with various maturities to 10/04/16 market value of $16,644 (repurchase proceeds: $16,326)	$16,317
	(Amortized Cost: $99,286)	99,286
Total Investments: 99.6% (Cost: $2,703,939)(a)(e)		4,324,470
Cash and Other Assets Less Liabilities: 0.4%		18,925
Total Net Assets: 100.0%		$4,343,395

Columbia Acorn International

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $2,737,657 and net unrealized appreciation was $1,586,813, consisting of gross unrealized appreciation of $1,655,465 and gross unrealized depreciation of $68,652.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

Van Houtte	5.91%
AIN Pharmaciez	5.68

  The aggregate cost and value of these investments at December 31, 2006 were $27,956 and $24,179, respectively. Investments in affiliates represented 0.56% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2006 were as follows:

Dividend Income	$418
Net realized gain or loss	—
Change in unrealized gain or loss	(3,777)
Purchases	19,747
Proceeds from sales	—

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2006, these securities had an aggregate value of $27,042, which represented 0.62% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Railpower Technologies 144A	11/10 - 11/18/05	2,036	$9,225	$2,636
UrAsia Energy	10/26/05	5,300	9,200	24,406
			$18,425	$27,042

(e)  On December 31, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,686,421	38.8%
Japanese Yen	591,713	13.6
British Pounds	323,924	7.5
US Dollar	296,814	6.8
Swiss Franc	238,087	5.5
Other currencies less than 5% of total net assets	1,187,511	27.4
	$4,324,470	99.6%

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of $61,382, which represented 1.4% of net assets.

Columbia Acorn International

Portfolio Diversification

At December 31, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Materials & Speciality Chemicals	$344,854	7.9%
Other Industrial Services	253,343	5.8
Construction	171,144	4.0
Conglomerates	135,437	3.1
Machinery	118,021	2.7
Electrical Components	76,357	1.8
Outsourcing & Training Services	68,780	1.6
Industrial Distribution	37,500	0.9
Steel	18,019	0.4
	1,223,455	28.2
> Consumer Goods & Services
Food	150,564	3.4
Retail	129,078	3.0
Other Consumer Services	113,127	2.6
Durables Goods	108,636	2.5
Casinos	67,114	1.5
Apparels	64,346	1.5
Consumer Goods Distribution	61,451	1.4
Nondurables	40,677	0.9
Entertainment	38,636	0.9
Furniture & Textiles	29,052	0.7
Leisure Products	25,933	0.6
Travel	24,369	0.6
Consumer Electronics	13,737	0.3
	866,720	19.9
> Information
Financial Processors	102,567	2.4
Computer Hardware & Related Equipment	98,906	2.3
Business Information & Marketing Services	74,429	1.7
Satellite Broadcasting	53,281	1.2
Television Programming	45,885	1.1
Semiconductors & Related Equipment	44,758	1.0
Internet Related	39,960	0.9
Cable Television	34,901	0.8
Television Broadcasting	30,702	0.7
Business Software	27,099	0.6
Computer Services	26,298	0.6
Electronics Distribution	14,846	0.4
	593,632	13.7

	Value (000)	Percent
> Energy & Minerals
Oil Services	$188,083	4.3%
Mining	165,389	3.8
Agricultural Commodities	57,579	1.3
Refining/Marketing/Distribution	52,465	1.2
Oil/Gas Producers	49,962	1.2
Non-Ferrous Metals	11,853	0.3
	525,331	12.1
> Finance
Banks	228,133	5.3
Other Finance Companies	125,564	2.9
Insurance	60,999	1.4
Savings & Loans	47,884	1.1
Money Management	39,415	0.9
	501,995	11.6
> Other Industries
Transportation	145,520	3.3
Real Estate	122,649	2.8
Regulated Utilities	59,210	1.4
	327,379	7.5
> Health Care
Services	80,191	1.8
Pharmaceuticals	41,543	1.0
Medical Equipment	39,337	0.9
Hospital/ Laboratory Supplies	25,601	0.6
	186,672	4.3
Total Equities:	4,225,184	97.3
Short-Term Obligations:	99,286	2.3
Total Investments:	4,324,470	99.6
Cash and Other Assets Less Liabilities:	18,925	0.4
Net Assets:	$4,343,395	100.0%

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Information
Globalstar	0	88,000
Integrated Device Technology	783,490	1,203,490
Polycom	0	130,000
Supertex	0	100,000
Talx	0	36,900
Trimble Navigation	125,000	155,000
Consumer Goods & Services
Cavco Industries	75,300	225,000
Champion Enterprises	400,000	2,078,300
Heelys	0	45,000
J Crew Group	125,000	175,000
Nutrisystem	0	65,000
Pool	0	40,000
True Religion Apparel	695,200	885,200
Health Care
Arena Pharmaceuticals	0	225,000
Barrier Therapeutics	0	255,100
Collagenex Pharmaceuticals	0	150,000
Decode Genetics	235,000	636,400
The Medicines Company	0	400,000
Medicis Pharmaceutical	0	200,000
Medicure	0	3,690,300
MGI Pharma	0	400,000
Nektar Therapeutics	360,000	760,000
Neurogen	0	215,000
Nuvelo	0	440,000
QLT	0	490,000
Industrial Goods & Services
American Reprographics Company	0	47,200
Ametek	652,500	697,500
(Includes the effect of a 3 for 2 Stock Split)
K&F Industries Holdings	200,000	236,400
Labor Ready	100,000	350,000
Finance
First Busey	16,227	179,996
HCC Insurance Holdings	664,500	714,500
Lakeland Financial	11,207	125,000
Montpelier RE	0	150,000
Energy & Minerals
Atwood Oceanics	337,000	367,000
Other Industries
Heartland Express	424,720	524,720

	Number of Shares
	09/30/06	12/31/06
Sales
Information
Alltel	356,605	270,000
Intermec	260,000	130,000
Micros Systems	455,200	385,000
Progress Software	347,000	217,800
Symbol Technologies	584,000	0
Consumer Goods & Services
Michaels Stores	203,000	0
Mohawk Industries	20,000	0
PETCO Animal Supplies	608,000	0
Health Care
Exelixis	235,000	28,000
Intermagnetics General	165,000	0
Intermune	277,065	0
Industrial Goods & Services
NuCo2	113,000	56,900
Energy & Minerals
Chicago Bridge & Iron	535,000	0
Pride International	311,000	227,000

Columbia Acorn USA

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 94.8%
Information 31.7%
	> Business Software 7.2%
779,900	Avid Technology (b)	$29,059
	Digital Nonlinear Editing Software & Systems
660,650	Kronos (b)	24,272
	Labor Management Solutions
385,000	Micros Systems (b)	20,289
	Information Systems for Restaurants & Hotels
2,100,000	Novell (b)	13,020
	Directory, Operating System & Identity Management Software
524,000	JDA Software (b)	7,215
	Application/Software & Services for Retailers
217,800	Progress Software (b)	6,083
	Application Development Software
327,200	Parametric Technology (b)	5,896
	Engineering Software & Services
230,400	Concur Technologies (b)	3,696
	Web Enabled Cost & Expense Management Software
350,000	webMethods (b)	2,576
	Enterprise Applications Integration Tools
250,000	Agile Software (b)	1,538
	Product Design Software
59,300	Witness Systems (b)	1,040
	Customer Experience Management Software
		114,684
	> Mobile Communications 5.3%
1,005,000	Crown Castle International (b)	32,461
	Communications Towers
506,000	American Tower (b)	18,864
	Communications Towers in USA & Mexico
270,000	Alltel	16,330
	Cellular Telephone Services
1,633,000	Dobson Communications (b)	14,223
	Rural & Small City Cellular Telephone Services
88,000	Globalstar (b)	1,224
	Satellite Mobile Voice & Data Carrier
100,000	Openwave Systems (b)	923
	Internet Software for Mobile Devices
		84,025
	> Computer Hardware & Related Equipment 3.5%
566,600	Nice Systems (b) (Israel)	17,440
	Audio & Video Recording Solutions
505,000	II VI (b)	14,110
	Laser Components
147,800	Amphenol	9,175
	Electronic Connectors
100,000	Belden CDT	3,909
	Specialty Cable
99,000	Zebra Technologies (b)	3,444
	Bar Code Printers
130,000	Intermec (b)	3,155
	Bar Code & Wireless LAN Systems
40,000	Rogers (b)	2,366
	PCB Laminates & High-performance Foams
90,000	Netgear (b)	2,363
	Networking Products for Small Business & Home
		55,962

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 2.5%
1,203,490	Integrated Device Technology (b)	$18,630
	Communications Semiconductors
1,050,000	Entegris (b)	11,361
	Semiconductor Wafer Shipping & Handling Products
210,000	Microsemi (b)	4,126
	Analog/Mixed Signal Semiconductors
100,000	Supertex (b)	3,925
	Mixed-signal Semiconductors
70,000	Littelfuse (b)	2,232
	Little Fuses
		40,274
	> Instrumentation 2.1%
430,000	Flir Systems (b)	13,687
	Infrared Cameras
140,000	Mettler Toledo (b)	11,039
	Laboratory Equipment
155,000	Trimble Navigation (b)	7,863
	GPS-based Instruments
		32,589
	> Telephone Services 2.1%
1,386,000	Time Warner Telecom (b)	27,623
	Fiber Optic Telephone/Data Services
340,000	Windstream	4,835
	Rural Telephone Franchises
		32,458
	> Telecommunications Equipment 1.6%
1,825,000	Tellabs (b)	18,724
	Telecommunications Equipment
130,000	Polycom (b)	4,018
	Vido Conferencing Equipment
323,500	Symmetricom (b)	2,886
	Network Timing & Synchronization Devices
		25,628
	> Internet Related 1.3%
460,000	ValueClick (b)	10,870
	Internet Advertising
980,000	CNET Networks (b)	8,908
	Internet Advertising on Niche Websites
		19,778
	> Financial Processors 1.2%
393,280	Global Payments	18,209
	Credit Card Processor
		18,209
	> Business Information & Marketing Services 1.1%
530,000	Ceridian (b)	14,829
	HR Services & Payment Processing
98,300	Navigant Consulting (b)	1,942
	Financial Consulting Firm
		16,771
	> Computer Services 0.8%
786,000	RCM Technologies (b)(c)	4,708
	Technology & Engineering Services
1,005,500	AnswerThink Consulting (b)	3,097
	IT Integration & Best Practice Research

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Computer Services—continued
95,000	SRA International (b)	$2,540
	Government IT Services
235,000	iGate (b)	1,617
	IT & Business Process Outsourcing Services
36,900	Talx	1,013
	Outsourced Human Resource Services
		12,975
	> CATV 0.8%
2,580,000	Gemstar-TV Guide International (b)	10,346
	TV Program Guides & CATV Programming
140,000	Discovery Holding (b)	2,253
	CATV Programming
		12,599
	> Radio 0.8%
511,100	Salem Communications	6,108
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (b)	2,900
	Spanish Language Radio Stations
300,000	Saga Communications (b)	2,883
	Radio Stations in Small- & Mid-sized Cities
		11,891
	> TV Broadcasting 0.6%
1,125,000	Entravision Communications (b)	9,248
	Spanish Language TV, Radio & Outdoor
		9,248
	> Gaming Equipment & Services 0.4%
200,000	Bally Technologies (b)	3,736
	Slot Machines & Software
98,500	Shuffle Master (b)	2,581
	Card Shufflers & Casino Games
		6,317
	> Television Programming 0.3%
460,000	Lions Gate Entertainment (b)	4,936
	Film & TV Studio
		4,936
	> Consumer Software 0.1%
60,000	THQ (b)	1,951
	Entertainment Software
		1,951
	Information: Total	500,295
Consumer Goods & Services 19.1%
	> Apparel 4.5%
634,200	Oxford Industries	31,488
	Branded & Private Label Apparel
600,200	Carter's (b)	15,305
	Children's Branded Apparel
885,200	True Religion Apparel (b)	13,552
	Premium Denim
222,200	Coach (b)	9,546
	Designer & Retailer of Branded Leather Accessories
45,000	Heelys (b)	1,445
	Wheeled Footware
		71,336

Number of Shares		Value (000)
	> Retail 4.3%
398,000	Abercrombie & Fitch	$27,713
	Teen Apparel Retailer
486,250	Christopher & Banks	9,073
	Women's Apparel Retailer
418,000	Chico's FAS (b)	8,648
	Women's Specialty Retail
224,500	AnnTaylor Stores (b)	7,373
	Women's Apparel Retailer
175,000	J Crew Group (b)	6,746
	Multi-channel Branded Retailer
200,000	Urban Outfitters (b)	4,606
	Apparel & Home Specialty Retailer
95,000	Genesco (b)	3,544
	Multi-concept Branded Footwear Retailer
		67,703
	> Other Consumer Services 3.1%
416,000	ITT Educational Services (b)	27,610
	Post-secondary Degree Programs
387,700	Central Parking	6,979
	Owner, Operator, Manager of Parking Lots & Garages
310,000	Universal Technical Institute (b)	6,885
	Vocational Training
65,000	Nutrisystem (b)	4,120
	Weight Loss Program
60,000	Weight Watchers International	3,152
	Weight Loss Programs
		48,746
	> Nondurables 1.9%
531,400	Scotts Miracle-Gro	27,447
	Consumer Lawn & Garden Products
72,000	Jarden (b)	2,505
	Branded Household Products
		29,952
	> Leisure Products 1.8%
301,300	International Speedway	15,378
	Largest Motorsports Racetrack Owner & Operator
195,500	Speedway Motorsports	7,507
	Motorsport Racetrack Owner & Operator
195,000	Callaway Golf	2,810
	Premium Golf Clubs & Balls
50,000	Polaris Industries	2,342
	Leisure Vehicles & Related Products
		28,037
	> Other Durable Goods 1.7%
2,078,300	Champion Enterprises (b)	19,453
	Manufactured Homes
225,000	Cavco Industries (b)	7,884
	Higher End Manufactured Homes
		27,337
	> Restaurants 0.9%
337,500	Sonic (b)	8,083
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (b)	5,872
	Casual Dining Restaurant
		13,955

Number of Shares		Value (000)
	> Furniture & Textiles 0.4%
106,000	HNI	$4,707
	Office Furniture & Fireplaces
55,800	Knoll	1,228
	Office Furniture
		5,935
	> Casinos & Gaming 0.3%
160,000	Pinnacle Entertainment (b)	5,302
	Regional Casino Operator
		5,302
	> Travel 0.1%
45,000	Vail Resorts (b)	2,017
	Ski Resort Operator & Developer
		2,017
	> Consumer Goods Distribution 0.1%
40,000	Pool	1,567
	Distributor of Swimming Pool Supplies & Equipment
		1,567
	Consumer Goods & Services: Total	301,887
Health Care 12.7%
	> Health Care Services 3.3%
550,000	United Surgical Partners (b)	15,593
	Outpatient Surgery Center
291,800	Lincare Holdings (b)	11,625
	Home Health Care Services
380,000	PSS World Medical (b)	7,421
	Medical Supplies Distributor
210,000	LCA-Vision	7,216
	Lasik Surgery Centers
137,000	Charles River Laboratories (b)	5,925
	Pharmaceutical Research
175,000	PRA International (b)	4,422
	Contract Research Organization
		52,202
	> Biotechnology & Drug Delivery 3.1%
885,000	PDL BioPharma (b)	17,824
	Proprietary Monoclonal Antibodies
760,000	Nektar Therapeutics (b)	11,560
	Drug Delivery Technologies
605,000	Ligand Pharmaceuticals (b)	6,625
	Drugs for Pain, Cancer, Osteoporosis & Diabetes
3,690,300	Medicure (b)(d)	4,277
	Cardiovascular Biotech Company
738,060	Medicure Warrants (b)(d)(e)(f)	-
	Cardiovascular Biotech Company
225,000	Arena Pharmaceuticals (b)	2,905
	Novel Drug Targeting Technology
636,400	Decode Genetics (b)	2,883
	Drugs For Heart Attack, Asthma & Vascular Disease
440,000	Nuvelo (b)	1,760
	Development-Stage Biotech Focused On Cardiovascular/Cancer
215,000	Neurogen (b)	1,279
	Development-Stage Biotech Focused On Neurology

Number of Shares		Value (000)
28,000	Exelixis (b)	$252
	Treatments for Cancer & Metabolic Disorders
375,000	Locus Discovery, Series D, Pfd. (b)(d)	102
	High Throughput Rational Drug Design
363,636	Metabolex, Series F (d)	84
	Diabetes Drug Development
		49,551
	> Medical Equipment & Devices 2.6%
577,400	Edwards Lifesciences (b)	27,161
	Heart Valves
220,000	Viasys Healthcare (b)	6,120
	Respiratory & Neurology Medical Equipment
105,000	Vital Signs	5,242
	Anesthesia, Respiratory & Sleep Products
94,171	Advanced Medical Optics (b)	3,315
	Medical Devices for Eye Care
		41,838
	> Pharmaceuticals 2.2%
400,000	The Medicines Company (b)	12,688
	Specialty Pharmaceuticals - Cardiovascular
400,000	MGI Pharma (b)	7,364
	Specialty Pharmaceuticals for Oncology & Acute Care
200,000	Medicis Pharmaceutical	7,026
	Specialty Pharmaceuticals - Dermatology
490,000	QLT (b)	4,145
	Specialty Pharmaceuticals - Ophthalmology & Dermatology
150,000	Collagenex Pharmaceuticals (b)	2,096
	Specialty Pharmaceuticals for Dermatology
255,100	Barrier Therapeutics (b)	1,923
	Specialty Pharmaceuticals for Dermatology
		35,242
	> Medical Supplies 1.5%
270,700	ICU Medical (b)	11,012
	Intravenous Therapy Products
158,300	Techne (b)	8,778
	Cytokines, Antibodies & Other Reagents for Life Science
104,000	Arrow International	3,679
	Disposable Catheters
		23,469
	Health Care: Total	202,302
Industrial Goods & Services 12.5%
	> Machinery 7.1%
580,300	ESCO Technologies (b)	26,369
	Automatic Electric Meter Readers
697,500	Ametek	22,209
	Aerospace/Industrial Instruments
673,600	Pentair	21,151
	Pumps, Water Treatment & Tools
373,600	Nordson	18,616
	Dispensing Systems for Adhesives & Coatings
319,800	Donaldson	11,100
	Industrial Air Filtration
236,400	K&F Industries Holdings (b)	5,369
	Aircraft Wheels, Brakes & Fuel Tank Bladders
71,800	Toro	3,348
	Turf Maintenance Equipment

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Machinery—continued
132,000	Goodman Global (b)	$2,270
	HVAC Equipment Manufacturer
50,000	Kaydon	1,987
	Specialized Friction & Motion Control Products
		112,419
	> Electrical Components 1.8%
376,000	Genlyte Group (b)	29,369
	Commercial Lighting Fixtures
		29,369
	> Outsourcing Services 1.4%
400,000	Quanta Services (b)	7,868
	Electrical & Telecom Construction Services
175,000	Administaff	7,485
	Professional Employer Organization
350,000	Labor Ready (b)	6,416
	Temporary Manual Labor
		21,769
	> Construction 0.8%
204,050	Florida Rock	8,784
	Aggregates & Concrete
100,000	Simpson Manufacturing	3,165
	Wall Joint Maker
		11,949
	> Waste Management 0.5%
187,250	Waste Connections (b)	7,780
	Solid Waste Management
		7,780
	> Other Industrial Services 0.4%
75,900	G&K Services	2,952
	Uniform Rental
63,000	UTI Worldwide	1,884
	Global Logistics & Freight Forwarding
47,200	American Reprographics Company (b)	1,572
	Document Management and Logistics
		6,408
	> Industrial Distribution 0.3%
70,000	Watsco	3,301
	HVAC Distribution
56,900	NuCo2 (b)	1,399
	Bulk Co2 Gas Distribution to Restaurants
		4,700
	> Industrial Materials & Specialty Chemicals 0.2%
100,000	Drew Industries (b)	2,601
	RV & Manufactured Home Components
		2,601
	Industrial Goods & Services: Total	196,995
Finance 9.2%
	> Finance Companies 3.5%
1,121,500	AmeriCredit (b)	28,228
	Auto Lending
517,900	World Acceptance (b)	24,315
	Personal Loans
130,000	McGrath Rentcorp	3,982
	Temporary Space & IT Equipment Rentals
		56,525

Number of Shares		Value (000)
	> Insurance 3.0%
714,500	HCC Insurance Holdings	$22,928
	Specialty Insurance
14,000	Markel (b)	6,721
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (b)	4,679
	Specialty Insurance
87,000	Delphi Financial Group	3,520
	Group Employee Benefit Products & Services
150,000	Montpelier Re	2,791
	Commercial Lines Insurance/Reinsurance
75,000	Endurance Specialty Holdings	2,744
	Commercial Lines Insurance/Reinsurance
91,000	United America Indemnity (b)	2,305
	Specialty Insurance
120,643	Eastern Insurance Holdings (b)	1,757
	Workers Comp & Specialty Insurance
		47,445
	> Banks 2.2%
239,500	TCF Financial	6,567
	Great Lakes Bank
212,756	Chittenden	6,529
	Vermont & Western Massachusetts Banks
145,000	Greene County Bancshares	5,761
	Tennessee Bank
179,996	First Busey	4,149
	Illinois Bank
94,000	Associated Banc-Corp	3,279
	Midwest Bank
125,000	Lakeland Financial	3,191
	Indiana Bank
114,777	Glacier Bancorp	2,805
	Mountain States Bank
20,000	First Financial Bankshares	837
	West Texas Bank
31,500	West Bancorporation	560
	Des Moines Commercial Bank
15,696	Pacific Continental	303
	Niche Pacific N.W. Bank
		33,981
	> Savings & Loans 0.5%
141,400	Anchor Bancorp Wisconsin	4,075
	Wisconsin Thrift
80,000	People's Bank Bridgeport	3,570
	Connecticut Savings & Loan
		7,645
	Finance: Total	145,596
Energy & Minerals 7.2%
	> Oil Services 3.9%
401,700	FMC Technologies (b)	24,757
	Oil & Gas Well Head Manufacturer
367,000	Atwood Oceanics (b)	17,972
	Offshore Drilling Contractor
227,000	Pride International (b)	6,812
	Offshore Drilling Contractor
355,000	Hanover Compressor (b)	6,706
	Natural Gas Compressor Rental & Fabrication

Number of Shares		Value (000)
	> Oil Services—continued
76,500	CARBO Ceramics	$2,859
	Natural Gas Well Stimulants
155,000	Key Energy Services (b)	2,426
	Well Workover Services
		61,532
	> Oil & Gas Producers 2.3%
525,000	Quicksilver Resources (b)	19,210
	Natural Gas & Coal Seam Gas Producer
208,400	Southwestern Energy (b)	7,304
	Natural Gas Producer
111,200	Equitable Resources	4,643
	Natural Gas Producer & Utility
450,000	Vaalco Energy (b)	3,037
	Oil & Gas Producer
80,000	St. Mary Land & Exploration	2,947
	Oil & Gas Producer
		37,141
	> Other Resources 0.5%
242,000	Layne Christensen (b)	7,945
	Oil& Gas Producer/Engineering & Construction/Contract Drilling
		7,945
	> Oil Refining, Marketing & Distribution 0.5%
155,000	Atmos Energy	4,946
	Dallas Natural Gas Utility
50,250	Oneok	2,167
	Natural Gas Distribution, Pipeline Processing & Trading
		7,113
	Energy & Minerals: Total	113,731
Other Industries 2.4%
	> Real Estate 1.7%
560,000	DiamondRock Hospitality	10,086
	Hotel Owner
350,000	Highland Hospitality	4,987
	Hotel Owner
77,500	Gaylord Entertainment (b)	3,947
	Convention Hotels
100,000	Digital Realty Trust	3,423
	Technology-focused Office Buildings
150,000	Kite Realty Group	2,793
	Community Shopping Centers
90,000	American Campus Communities	2,562
	Student Housing
		27,798
	> Transportation 0.5%
524,720	Heartland Express	7,881
	Regional Trucker
		7,881

Number of Shares or Principal Amount (000)		Value (000)
	> Regulated Utilities 0.2%
97,500	Northeast Utilities	$2,746
	Regulated Electric Utility
		2,746
	Other Industries: Total	38,425
Total Equities: 94.8% (Cost: $1,078,675)		1,499,231
Short-Term Obligations 5.1%
$7,900	Erste Finance (g) 5.28% Due 01/02/07	7,899
7,900	Greyhawk Funding (g) 5.25% Due 01/03/07	7,898
7,900	Compass Securities (g) 5.31% Due 01/04/07	7,897
7,900	Giro Balance (g) 5.33% Due 01/11/07	7,888
7,900	American General Financial 5.26% Due 01/12/07	7,887
7,800	East Fleet Financial 5.32% Due 01/05/07	7,795
7,800	Manhattan Asset (g) 5.31% Due 01/08/07	7,792
7,800	George Street (g) 5.33% Due 01/09/07	7,791
7,800	Advantage Asset (g) 5.33% Due 01/10/07	7,790
9,346	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150% collateralized by Federal Home Loan Bank Bond, maturing 1/19/16 market value of $9,537 (repurchase proceeds: $9,351)	9,346
	(Amortized Cost: $79,983)	79,983
Total Investments: 99.9% (Cost: $1,158,658)(a)		1,579,214
Cash and Other Assets Less Liabilities: 0.1%		1,014
Total Net Assets: 100.0%		$1,580,228

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $1,158,903 and net unrealized appreciation was $420,311, consisting of gross unrealized appreciation of $468,917 and gross unrealized depreciation of $48,606.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

RCM Technologies	6.66%

  The aggregate cost and value of this investment at December 31, 2006 were $5,636 and $4,708, respectively. Investments in affiliates represented 0.30% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the 12 months ended December 31, 2006 were as follows:

Dividend Income	$-
Net realized gain or loss	-
Change in unrealized gain or loss	699
Purchases	-
Proceeds from sales	-

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2006, these securities had an aggregate value of $4,463, which represented 0.28% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D, Pfd.	9/5/01	375	$1,500	$102
Metabolex, Series F	5/11/00	364	2,000	84
Medicure	12/22/06	3,690	4,797	4,277
Medicure - Warrants	12/22/06	738	—	—
			$8,297	$4,463

(e)  Security has no value.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of $54,955, which represented 3.5% of net assets.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Europe
> Ireland
Anglo Irish Bank	289,000	300,000
Bank of Ireland	280,000	300,000
United Drug	0	700,000
> Switzerland
Schindler	23,000	26,000
Synthes	38,000	47,000
> Germany
Gagfah	0	24,000
Wincor Nixdorf	0	23,000
> France
SES Global	196,700	250,000
> Netherlands
Aalberts Industries	17,000	29,000
Boskalis Westminster	2,700	7,700
Fugro	30,000	55,000
> Spain
Red Electrica de Espana	88,000	105,000
> Sweden
Hexagon	48,000	77,000
Asia
> Japan
Ibiden	15,900	33,000
JSR	85,000	125,700
Park24	0	110,000
> Singapore
Singapore Exchange	0	850,000
Other Countries
> Canada
Alliance Atlantis Communication	102,000	114,000
RONA	100,000	150,000
> South Africa
Impala Platinum Holdings	88,800	151,300
(Includes the effect of an 8 for 1 spinoff)
Naspers	0	145,000
> United States
Atwood Oceanics	73,100	90,000

	Number of Shares
	09/30/06	12/31/06
Sales
Europe
> Ireland
C&C Group	506,661	500,000
> Germany
Depfa Bank	225,000	90,000
> Sweden
Tele2	255,000	0
> Denmark
Novozymes	50,000	37,500
Asia
> Japan
Daito Trust Construction	84,000	68,000
Hiroshima Bank	199,800	0
Sparx Asset Management	2,700	0
> Hong Kong
Hong Kong Exchanges and Clearing	610,000	500,000
Other Countries
> Canada
Kinross Gold	111,000	0
Potash	35,000	30,000

Columbia Acorn International Select

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 93.0%
Europe 54.0%
	Ireland 18.5%
500,000	C&C Group	$8,874
	Beverage Company
300,000	Bank of Ireland	6,911
	Irish Commercial Bank
300,000	Anglo Irish Bank	6,220
	Small Business & Middle Market Banking
150,000	IAWS Group	3,841
	Baked Goods
700,000	United Drug	3,669
	Irish Pharmaceutical Wholesaler & Outsourcer
100,000	Grafton Group	1,671
	Builders Materials Wholesaling & Do-it-yourself Retailing
		31,186
	Switzerland 9.6%
47,000	Synthes	5,603
	Products for Orthopedic Surgery
2,400	Geberit	3,698
	Plumbing Supplies
42,500	Kuehne & Nagel	3,092
	Freight Forwarding/Logistics
10,250	Swatch Group	2,264
	Watch & Electronics Manufacturer
26,000	Schindler	1,635
	Elevator Manufacturer & Service Provider
		16,292
	Germany 5.4%
23,000	Wincor Nixdorf	3,578
	Retail POS Systems & ATM Machines
90,000	Depfa Bank	1,614
	Investment Banker to Public Authorities
1,250	Porsche	1,590
	Specialty Automobile Manufacturer
8,500	Deutsche Boerse	1,563
	Trading, Clearing, Settlement Services for Financial Markets
24,000	Gagfah	760
	German Residential Property
		9,105
	France 5.4%
250,000	SES Global	4,440
	Satellite Broadcasting Services
24,200	Neopost	3,039
	Postage Meter Machines
18,000	Imerys	1,597
	Industrial Minerals Producer
		9,076
	Netherlands 4.4%
55,000	Fugro	2,627
	Oilfield Services
29,000	Aalberts Industries	2,507
	Flow Control & Heat Treatment
34,000	USG People	1,477
	Temporary Staffing Services

Number of Shares		Value (000)
7,700	Boskalis Westminster	$762
	Dredging And Maritime Contractor
		7,373
	United Kingdom 2.9%
215,000	Northern Rock	4,945
	Lowest Cost Mortgage Bank in UK
		4,945
	Spain 2.7%
105,000	Red Electrica de Espana	4,496
	Spanish Power Grid
		4,496
	Sweden 1.9%
77,000	Hexagon	3,278
	Measurement Equipment & Polymers
		3,278
	Denmark 1.9%
37,500	Novozymes	3,215
	Industrial Enzymes
		3,215
	Czech Republic 1.3%
15,300	Komercni Banka	2,278
	Leading Czech Universal Bank
		2,278
	Europe: Total	91,244
Asia 24.9%
	Japan 19.8%
6,000	Jupiter Telecommunications (b)	4,814
	Largest Cable Service Provider in Japan
80,000	Aeon Mall	4,485
	Suburban Shopping Mall Developer, Owner & Operator
110,000	Hoya	4,295
	Opto-electrical Components & Eyeglass Lenses
125,700	JSR	3,258
	Films & Chemicals for LCD Screens & Electronics
68,000	Daito Trust Construction	3,111
	Apartment Builder
655	Kenedix	2,963
	Real Estate Investment Management
37,000	USS	2,411
	Used Car Auctioneer
280,000	Kansai Paint	2,219
	Paint Producer in Japan, India, China & Southeast Asia
85,000	Ushio	1,750
	Industrial Light Sources
33,000	Ibiden	1,667
	Electronic Parts & Ceramics
110,000	Park24	1,411
	Parking Lot Operator
36,000	Ito En	1,098
	Bottled Tea & Other Beverages
		33,482

Number of Shares		Value (000)
	Hong Kong 3.2%
500,000	Hong Kong Exchanges and Clearing	$5,462
	Hong Kong Equity & Derivatives Market Operator
		5,462
	Singapore 1.9%
850,000	Singapore Exchange	3,143
	Singapore Equity & Derivatives Market Operator
		3,143
	Asia: Total	42,087
Other Countries 14.1%
	Canada 7.1%
114,000	Alliance Atlantis Communication (b)	4,935
	CATV Channels, TV/Movie Production/ Distribution
30,000	Potash	4,304
	World's Largest Producer of Potash
150,000	RONA (b)	2,701
	Leading Canadian Do-it-yourself Retailer
		11,940
	South Africa 4.4%
151,300	Impala Platinum Holdings	3,966
	Platinum Group Metals Mining & Refining
145,000	Naspers	3,437
	Media & Education In Africa and Other Emerging Markets
		7,403
	United States 2.6%
90,000	Atwood Oceanics (b)	4,407
	Offshore Drilling Contractor
		4,407
	Other Countries: Total	23,750
Total Equities: 93.0% (Cost: $115,011)		157,081

Principal Amount (000)		Value (000)
Short-Term Obligation 6.4%
$10,777	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150% collateralized by Federal Home Loan Bank Bond, maturing 1/19/16, market value of $10,995 (repurchase proceeds: $10,783)	$10,777
	(Amortized Cost: $10,777)	10,777
Total Investments: 99.4% (Cost: $125,788)(a)(c)		167,858
Cash and Other Assets Less Liabilities: 0.6%		1,040
Total Net Assets: 100.0%		$168,898

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $125,946 and net unrealized appreciation was $41,912, consisting of gross unrealized appreciation of $43,837 and gross unrealized depreciation of $1,925.

(b)  Non-income producing security.

(c)  On December 31, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$61,238	36.3%
Japanese Yen	33,481	19.8
US Dollar	19,489	11.5
Swiss Franc	16,291	9.7
Other currencies less than 5% of total net assets	37,359	22.1
	$167,858	99.4%

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Chemicals	$10,289	6.1%
Construction	6,809	4.0
Other Industrial Services	4,727	2.8
Conglomerates	7,452	4.4
Machinery	3,039	1.8
Electrical Components	1,750	1.0
Industrial Distribution	1,671	1.0
Outsourcing Services	1,477	0.9
	37,214	22.0
> Information
Financial Processors	10,168	6.0
Television Programming	4,935	2.9
Cable Television	4,814	2.9
Satellite Broadcasting	4,440	2.6
Semiconductors & Related Equipment	4,295	2.6
Computer Hardware & Related Equipment	3,578	2.1
Television Broadcasting	3,437	2.0
	35,667	21.1
> Consumer Goods & Services
Food	13,813	8.2
Retail	7,186	4.3
Durables Goods	3,854	2.3
Consumer Goods Distribution	2,411	1.4
Consumer Services	1,411	0.8
	28,675	17.0

	Value (000)	Percent
> Finance
Banks	$21,968	13.0
	21,968	13.0
> Energy & Minerals
Mining	8,270	4.9
Oil/Gas Producers	7,796	4.6
	16,066	9.5
> Health Care
Medical Equipment	5,603	3.3
Pharmaceuticals	3,669	2.2
	9,272	5.5
> Other Industries
Regulated Utilities	4,496	2.7
Real Estate	3,723	2.2
	8,219	4.9
Total Equities:	157,081	93.0%
Short-Term Obligations:	10,777	6.4
Total Investments:	167,858	99.4
Cash and Other Assets Less Liabilities:	1,040	0.6
Net Assets:	$168,898	100.0%

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/06	12/31/06
Additions
Consumer Goods & Services
Abercrombie & Fitch	1,370,000	1,400,000
Coach	1,506,000	1,550,000
Costco Wholesale	845,000	850,000
Expedia	3,500,000	3,925,000
Hertz	0	1,750,000
International Speedway	740,000	750,000
Safeway	3,445,000	3,550,000
Universal Technical Institute	1,344,400	1,350,000
Information
Avid Technology	2,075,000	2,200,000
Canadian Solar	0	550,000
Globalstar	0	1,600,000
Liberty Global Series C	2,947,406	2,950,000
Novell	5,500,000	6,300,000
Sanmina - SCI	7,500,000	10,330,000
Tellabs	10,800,000	11,100,000
Energy & Minerals
Atwood Oceanics	0	100,000
Finance
Conseco	1,800,000	2,000,000
Janus Capital Group	3,400,000	3,450,000
Montpelier Re	0	500,000
SEI Investments	729,500	750,000
Industrial Goods & Services
Expeditors International of Washington	1,322,000	1,325,000

	Number of Shares
	09/30/06	12/31/06
Sales
Consumer Goods & Services
Career Education	200,000	0
Harley-Davidson	1,100,000	750,000
ITT Educational Services	1,625,000	1,475,000
PETCO Animal Supplies	1,350,000	0
Information
Liberty Global Series A	1,045,200	800,000
Energy & Minerals
Pride International	2,000,000	1,300,000
UrAsia Energy (Canada)	31,700,000	30,500,000
Industrial Goods & Services
Mine Safety Appliances	309,300	0

Columbia Acorn Select

Statement of Investments, December 31, 2006

Number of Shares		Value (000)
		Equities: 93.6%
Consumer Goods & Services 31.3%
	Retail 11.8%
3,550,000	Safeway	$122,688
	Supermarkets
1,400,000	Abercrombie & Fitch	97,482
	Teen Apparel Retailer
850,000	Costco Wholesale	44,940
	Warehouse Superstores
		265,110
	Other Consumer Services 7.4%
1,475,000	ITT Educational Services (b)	97,896
	Post-secondary Degree Services
728,000	Weight Watchers International	38,242
	Weight Loss Programs
1,350,000	Universal Technical Institute (b)	29,983
	Vocational Training
		166,121
	Travel 5.0%
3,925,000	Expedia (b)	82,346
	Online Travel Services Company
1,750,000	Hertz (b)	30,433
	Largest U.S. Rental Car Operator
		112,779
	Leisure Products 4.1%
750,000	Harley-Davidson	52,852
	Motorcycles & Related Merchandise
750,000	International Speedway	38,280
	Largest Motorsports Racetrack Owner & Operator
		91,132
	Apparel 3.0%
1,550,000	Coach (b)	66,588
	Designer & Retailer of Branded Leather Accessories
		66,588
	Consumer Goods & Services: Total	701,730
Information 26.6%
	CATV 6.5%
2,950,000	Liberty Global Series C (b)	82,600
	Cable TV Franchises Outside the USA
2,500,000	Discovery Holding (b)	40,225
	CATV Programming
800,000	Liberty Global Series A (b)	23,320
	Cable TV Franchises Outside the USA
		146,145
	Business Software 5.4%
2,200,000	Avid Technology (b)(c)	81,972
	Digital Nonlinear Editing Software & Systems
6,300,000	Novell (b)	39,060
	Directory, Operating System & Identity Management Software
		121,032

Number of Shares		Value (000)
	Telecommunications Equipment 5.1%
11,100,000	Tellabs (b)	$113,886
	Telecommunications Equipment
		113,886
	Mobile Communications 4.8%
2,300,000	American Tower (b)	85,744
	Communications Towers in USA & Mexico
1,600,000	Globalstar (b)	22,256
	Satellite Mobile Voice & Data Carrier
		108,000
	Internet Related 2.7%
9,600,000	SkillSoft Publishing (b)(c)	59,616
	Web-based Learning Solutions (E-Learning)
		59,616
	Contract Manufacturing 1.6%
10,330,000	Sanmina-SCI (b)	35,639
	Electronic Manufacturing Services (EMS)
		35,639
	Semiconductors & Related Equipment 0.3%
550,000	Canadian Solar (b)	5,764
	Solar Cell & Module Manufacturer
		5,764
	Computer Services 0.2%
1,367,000	AnswerThink Consulting (b)	4,210
	IT Integration & Best Practice Research
		4,210
	Information: Total	594,292
Energy & Minerals 12.9%
	Mining 9.3%
30,050,000	UrAsia Energy (Canada) (b)(c)(d)	138,377
	Uranium Mining in Kazakhstan
480,000	Potash (Canada)	68,870
	World's Largest Producer of Potash
		207,247
	Oil Services 3.6%
1,300,000	Pride International (b)	39,013
	Offshore Drilling Contractor
600,000	FMC Technologies (b)	36,978
	Oil & Gas Well Head Manufacturer
100,000	Atwood Oceanics (b)	4,897
	Offshore Drilling Contractor
		80,888
	Energy & Minerals: Total	288,135
Finance 12.2%
	Brokerage & Money Management 7.6%
3,450,000	Janus Capital Group	74,486
	Manages Mutual Funds
975,000	Nuveen Investments	50,583
	Money Management

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value (000)
	Brokerage & Money Management—continued
750,000	SEI Investments	$44,670
	Mutual Fund Administration & Investment Management
		169,739
	Insurance 4.6%
112,000	Markel (b)	53,771
	Specialty Insurance
2,000,000	Conseco (b)	39,960
	Life, Long-Term Care & Medical Supplement Insurance
500,000	Montpelier Re	9,305
	Commercial Lines Insurance/Reinsurance
		103,036
	Finance: Total	272,775
Industrial Goods & Services 9.0%
	Outsourcing Services 2.7%
3,030,000	Quanta Services (b)	59,600
	Electrical & Telecom Construction Services
		59,600
	Other Industrial Services 2.4%
1,325,000	Expeditors International of Washington	53,663
	International Freight Forwarder
		53,663
	Waste Management 2.1%
1,300,000	Waste Management	47,801
	U.S. Garbage Collection & Disposal
		47,801
	Steel 1.8%
2,250,000	Worthington Industries	39,870
	Steel Processing
		39,870
	Industrial Goods & Services: Total	200,934
Health Care 1.6%
	Health Care Services 1.6%
910,000	Lincare Holdings (b)	36,254
	Home Health Care Services
		36,254
	Health Care: Total	36,254
Total Equities: 93.6% (Cost: $1,421,211)		2,094,120

Principal Amount (000)		Value (000)
Short-Term Obligations: 6.4%
$11,200	Erste Finance (e) 5.30% Due 01/18/07	$11,172
11,200	American General Finance 5.25% Due 01/19/07	11,171
11,000	Manhattan Asset (e) 5.33% Due 01/09/07	10,987
11,000	Morrigan TRR (e) 5.35% Due 01/10/07	10,985
11,000	Keel Capital (e) 5.30% Due 01/11/07	10,984
11,000	Advantage Asset (e) 5.33% Due 01/16/07	10,976
11,000	TSL USA (e) 5.33% Due 01/17/07	10,974
10,900	Bavaria TRR (e) 5.30% Due 01/04/07	10,895
10,900	Regency Markets (e) 5.33% Due 01/05/07	10,893
10,900	Deutsche Zentral 5.36% Due 01/08/07	10,889
10,800	Gotham Funding (e) 5.29% Due 01/02/07	10,798
10,800	Greyhawk Funding (e) 5.25% Due 01/03/07	10,797
8,000	MICA Funding (e) 5.33% Due 01/12/07	7,987
5,145	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150% collateralized by Federal Home Loan Bank Bond, maturing 1/19/16, market value of $5,251 (repurchase proceeds: $5,148)	5,145
	(Amortized Cost: $144,653)	144,653
Total Investments: 100.0% (Cost: $1,565,864)(a)		2,238,773
Cash and Other Assets Less Liabilities: 0.0%		(1,062)
Total Net Assets: 100.0%		$2,237,711

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (in thousands)

(a) At December 31, 2006, for federal income tax purposes cost of investments was $1,575,919 and net unrealized appreciation was $662,854, consisting of gross unrealized appreciation of $690,108 and gross unrealized depreciation of $27,254.

(b) Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

SkillSoft Publishing	8.81%
UrAsia Energy	6.25
Avid Technology	5.36

  The aggregate cost and value of these investments at December 31, 2006 were $197,430 and $279,965, respectively. Investments in affiliates represented 12.51% of total net assets at December 31, 2006. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2006 were as follows:

Dividend Income	$-
Net realized gain or loss	4,499
Change in unrealized gain or loss	66,554
Purchases	55,453
Proceeds from sales	7,975

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2006, this security had a value of $126,663, which represented 5.66% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
UrAsia Energy	10/26/05, 2/01/06	27,506	$42,721	$126,663

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2006, these securities had an aggregate value of to $117,448, which represented 5.3% of net assets.

Columbia Thermostat Fund

Statement of Investments, December 31, 2006

Number of Shares or Principal Amount (000)		Value (000)
	> Bond Funds: 59.8%
6,366,247	Columbia Intermediate Bond Fund, Class Z	$56,278
3,238,571	Columbia Federal Securities Fund, Class Z	33,714
2,686,301	Columbia Conservative High Yield Fund, Class Z	22,672
	Total Bond Funds (Cost: $112,552)	112,664
	> Stock Funds: 40.1%
1,280,164	Columbia Large Cap Enhanced Core Fund, Class Z	18,831
1,066,505	Columbia Dividend Income Fund, Class Z	15,091
284,306	Columbia Acorn International, Class Z	11,460
558,135	Columbia Marsico Growth Fund, Class Z	11,414
381,117	Columbia Acorn Fund, Class Z	11,323
284,501	Columbia Acorn Select, Class Z	7,565
	Total Stock Funds (Cost: $67,936)	75,684
Short-Term Obligation: 0.4%
$721	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/06, due 1/02/07 at 5.150%, collateralized by Federal Home Loan Bank Bond, maturing 1/19/16 market value of $739 (repurchase proceeds: $721)	721
	(Cost: $721)	721
Total Investments: 100.3% (Cost: $181,209)(a)		189,069
Cash and Other Assets Less Liabilities: (0.3)%		(540)
Total Net Assets: 100%		$188,529

> Notes to Statements of Investments (in thousands)

(a) At December 31, 2006, for federal income tax purposes cost of investments was $182,015 and net unrealized appreciation was $7,054, consisting of gross unrealized appreciation of $7,428 and gross unrealized depreciation of $374.

Columbia Acorn Family of Funds

> Statements of Assets and Liabilities

> Statements of Operations

> Statements of Changes in Net Assets

> Financial Highlights

> Notes to Financial Statements

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2006	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,722,973	$2,675,983	$1,153,022	$125,788		$1,368,434		$721
Affiliated investments, at cost (See Note 4)	2,146,491	27,956	5,636	—		197,430		180,488
Unaffiliated investments, at value	$15,529,925	$4,300,291	$1,574,506	$167,858		$1,958,808		$721
Affiliated investments, at value (See Note 4)	3,477,317	24,179	4,708	—		279,965		188,348
Cash	—	1	1	—	*	—	*	1
Foreign currency (cost: Columbia Acorn Fund $2,120; Columbia Acorn International $14,138; Columbia Acorn International Select $24; Columbia Acorn Select $*)	2,126	14,156	—	24		—	*	—
Receivable for:
Investments sold	12,384	2,542	496	499		4,446		—
Fund shares sold	29,985	8,340	4,756	616		2,885		72
Dividends and interest	9,187	2,822	612	193		462		—	*
Foreign tax reclaims	503	532	2	36		—		—
Deferred Trustees' Compensation Investments	2,081	574	148	—		—		—
Expense Reimbursement due from Investment Adviser	—	—	—	—	*	—		38
Other assets	—	2	—	—		—		—
Total Assets	19,063,508	4,353,439	1,585,229	169,226		2,246,566		189,180
Liabilities:
Payable for:
Investments purchased	50,830	2,952	2,636	—		3,690		—
Fund shares redeemed	48,489	2,665	585	82		2,448		420
Management fee	10,276	2,742	1,159	129		1,509		16
Administration fee	657	146	55	7		76		7
12b-1 Service & Distribution fees	2,896	201	141	16		476		82
Reports to shareholders	1,403	363	128	49		320		74
Deferred Trustees' fees	2,081	574	148	12		47		6
Transfer agent fees	1,431	202	112	9		247		37
Trustees' fees	18	4	1	—	*	2		—	*
Audit fee	38	37	17	17		17		6
Custody fees	101	122	3	3		4		—
Other liabilities	162	36	16	4		19		3
Total Liabilities	118,382	10,044	5,001	328		8,855		651
Net Assets	$18,945,126	$4,343,395	$1,580,228	$168,898		$2,237,711		$188,529
Composition of Net Assets:
Paid in capital	$11,584,527	$2,715,853	$1,146,476	$134,764		$1,555,934		$177,137
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(27,265)	(20,256)	(174)	676		(9,971)		249
Accumulated net realized gain (loss)	250,064	27,216	13,370	(8,615)		18,908		3,283
Net unrealized appreciation (depreciation) on:
Investments	7,137,778	1,620,531	420,556	42,070		672,909		7,860
Foreign currency translations	22	51	—	3		(69)		—
Net Assets	$18,945,126	$4,343,395	$1,580,228	$168,898		$2,237,711		$188,529
Net asset value per share – Class A (a)	$29.02	$40.07	$28.02	$27.68		$26.18		$12.59
(Net assets/shares)	($4,067,868/140,156)	($313,401/7,822)	($245,552/8,763)	($22,599/817)		($940,857/35,933)		($58,013/4,609)
Maximum offering price per share – Class A (b)	$30.79	$42.51	$29.73	$29.37		$27.78		$13.36
(Net asset value per share/front- end sales charge)	($29.02/0.9425)	($40.07/0.9425)	($28.02/0.9425)	($27.68/0.9425)		($26.18/0.9425)		($12.59/0.9425)
Net asset value and offering price per share – Class B (a)	$27.78	$39.39	$26.87	$26.73		$25.13		$12.62
(Net assets/shares)	($1,404,165/50,544)	($94,165/2,390)	($65,040/2,421)	($9,787/366)		($214,260/8,528)		($72,367/5,733)
Net asset value and offering price per share – Class C (a)	$27.70	$39.35	$26.81	$26.70		$25.07		$12.62
(Net assets/shares)	($1,345,520/48,571)	($99,425/2,527)	($55,306/2,063)	($7,060/264)		($173,152/6,907)		($27,375/2,169)
Net asset value and offering price per share – Class Z (c)	$29.71	$40.31	$28.66	$27.97		$26.59		$12.57
(Net assets/shares)	($12,127,573/408,153)	($3,836,404/95,163)	($1,214,330/42,372)	($129,452/4,628)		($909,442/34,206)		($30,774/2,448)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2006

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$129,894	$65,418	$6,312	$1,927	$9,793	$—
Dividend income from affiliates (See Note 4)	21,531	418	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	7,846
Interest income	58,437	7,480	6,696	330	3,955	39
	209,862	73,316	13,008	2,257	13,748	7,885
Foreign taxes withheld	(4,052)	(5,392)	(7)	(133)	(38)	—
Total Investment Income	205,810	67,924	13,001	2,124	13,710	7,885
Expenses:
Management fee	115,422	28,296	12,636	1,172	16,054	195
Administration fee	7,240	1,468	587	51	789	78
12b-1 Service and Distribution fees:
Class A	9,543	553	540	37	2,029	162
Class B	11,509	682	561	65	1,674	606
Class C	13,058	762	503	52	1,579	276
Transfer agent fees:
Class A	2,437	203	139	19	774	115
Class B	2,149	165	121	22	433	157
Class C	1,235	87	56	9	231	56
Class Z	3,353	1,218	350	59	523	29
Custody fees	1,582	1,769	49	48	73	— *
Trustees' fees	756	152	62	3	36	3
Registration & blue sky fees	380	311	152	83	153	64
Reports to shareholders	3,228	791	378	91	721	147
Chief compliance officer expenses (See Note 4)	387	74	29	2	41	4
Non-recurring costs (See Note 9)	124	25	10	1	13	1
Other expenses	1,059	298	137	70	158	41
Total expenses	173,462	36,854	16,310	1,784	25,281	1,934
Less custody fees paid indirectly	(171)	(11)	(20)	(1)	(22)	— *
Less reimbursement of expenses by Investment Adviser	—	—	—	(1)	—	(312)
Less reimbursement of expenses by Transfer Agent:
Class A	(605)	(24)	(27)	(3)	(219)	(32)
Class B	(262)	(13)	(12)	(2)	(63)	(37)
Class C	(208)	(10)	(7)	(1)	(44)	(14)
Class Z	(1,472)	(233)	(123)	(12)	(178)	(11)
Non-recurring costs reimbursed (See Note 9)	(124)	(25)	(10)	(1)	(13)	(1)
Net Expenses	170,620	36,538	16,111	1,763	24,742	1,527
Net Investment Income (Loss)	35,190	31,386	(3,110)	361	(11,032)	6,358
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	1,585,848	392,034	46,861	18,123	67,292	—
Affiliated investments (See Note 4)	25,113	—	—	—	4,499	9,014
Foreign currency transactions	1,005	82	—	(13)	12	—
Distributions from affiliated investment company shares	—	—	—	—	—	2,655
Net realized loss on disposal of investments purchased in error (prorated) (See Note 8)	—	—	—	— *	—	—
Net realized gain	1,611,966	392,116	46,861	18,110	71,803	11,669
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	945,432	649,567	63,661	20,766	221,390	—
Affiliated investments (See Note 4)	(233,206)	(3,777)	699	—	66,554	836
Foreign currency translations	(8)	(92)	—	4	(69)	—
Foreign capital gains tax	—	3	—	—	—	—
Net change in unrealized appreciation (depreciation)	712,218	645,701	64,360	20,770	287,875	836
Net realized and unrealized gain	2,324,184	1,037,817	111,221	38,880	359,678	12,505
Net Increase in Net Assets resulting from Operations	$2,359,374	$1,069,203	$108,111	$39,241	$348,646	$18,863

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$35,190	$49,723	$31,386	$24,670	$(3,110)	$1,300
Net realized gain on investments and foreign currency transactions	1,611,966	890,559	392,116	203,167	46,861	49,825
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	712,218	898,946	645,701	258,860	64,360	75,612
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	—	—
Net Increase from Operations	2,359,374	1,839,228	1,069,203	486,697	108,111	126,737
Distribution to Shareholders From:
Net investment income – Class A	(5,394)	(8,157)	(2,223)	(1,772)	—	—
Net realized gain – Class A	(313,513)	(177,617)	(26,545)	(4,275)	(5,181)	(7,747)
Net investment income – Class B	—	—	(141)	(280)	—	—
Net realized gain – Class B	(114,707)	(81,483)	(8,646)	(2,334)	(1,487)	(3,824)
Net investment income – Class C	—	—	(63)	(171)	—	—
Net realized gain – Class C	(109,093)	(68,235)	(8,998)	(1,462)	(1,223)	(2,282)
Net investment income – Class Z	(48,532)	(52,311)	(44,617)	(51,974)	—	(1,613)
Net realized gain – Class Z	(916,129)	(547,733)	(342,510)	(81,064)	(25,202)	(43,227)
Total Distribution to Shareholders	(1,507,368)	(935,536)	(433,743)	(143,332)	(33,093)	(58,693)
Share Transactions:
Subscriptions – Class A	1,078,213	912,797	176,101	66,630	113,090	66,241
Distributions reinvested – Class A	288,002	167,704	25,843	4,900	4,383	6,880
Redemptions – Class A	(822,590)	(579,536)	(63,857)	(14,669)	(51,382)	(25,265)
Net Increase (Decrease) – Class A	543,625	500,965	138,087	56,861	66,091	47,856
Subscriptions – Class B	25,556	49,025	17,920	17,173	1,247	4,001
Distributions reinvested – Class B	104,566	74,120	8,016	2,310	1,351	3,491
Redemptions – Class B	(212,371)	(174,945)	(20,296)	(10,198)	(14,036)	(11,124)
Net Increase (Decrease) – Class B	(82,249)	(51,800)	5,640	9,285	(11,438)	(3,632)
Subscriptions – Class C	166,508	171,533	50,734	15,891	17,895	8,047
Distributions reinvested – Class C	86,726	54,677	6,707	1,302	1,038	1,878
Redemptions – Class C	(178,699)	(149,119)	(16,582)	(6,051)	(8,640)	(9,090)
Net Increase (Decrease) – Class C	74,535	77,091	40,859	11,142	10,293	835
Subscriptions – Class Z	1,754,910	1,686,601	707,961	577,455	371,430	302,588
Distributions reinvested – Class Z	824,254	513,385	279,893	103,732	22,838	40,433
Redemptions – Class Z	(1,413,279)	(1,080,069)	(357,229)	(284,340)	(175,498)	(105,312)
Net Increase – Class Z	1,165,885	1,119,917	630,625	396,847	218,770	237,709
Net Increase (Decrease) from Share Transactions	1,701,796	1,646,173	815,211	474,135	283,716	282,768
Redemption Fees	—	—	147	65	—	—
Total Increase in Net Assets	2,553,802	2,549,865	1,450,818	817,565	358,734	350,812
Net Assets:
Beginning of period	16,391,324	13,841,459	2,892,577	2,075,012	1,221,494	870,682
End of period	$18,945,126	$16,391,324	$4,343,395	$2,892,577	$1,580,228	$1,221,494
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(27,265)	$(34,063)	$(20,256)	$(14,604)	$(174)	$(119)

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$361	$431	$(11,032)	$(7,333)	$6,358	$5,484
Net realized gain on investments and foreign currency transactions	18,110	5,496	71,803	46,214	—	—
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	11,669	14,700
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	20,770	5,773	287,875	140,962	—	—
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	836	(10,409)
Net Increase from Operations	39,241	11,700	348,646	179,843	18,863	9,775
Distribution to Shareholders From:
Net investment income – Class A	(2)	(79)	(788)	—	(2,086)	(2,069)
Net realized gain – Class A	—	—	(20,503)	(19,098)	(3,300)	(4,875)
Net investment income – Class B	—	(46)	—	—	(2,114)	(1,831)
Net realized gain – Class B	—	—	(4,991)	(5,029)	(3,980)	(5,382)
Net investment income – Class C	— *	(24)	—	—	(753)	(617)
Net realized gain – Class C	—	—	(3,972)	(3,559)	(1,496)	(1,972)
Net investment income – Class Z	(196)	(888)	(1,614)	—	(1,223)	(797)
Net realized gain – Class Z	—	—	(19,241)	(19,071)	(1,585)	(1,697)
Total Distribution to Shareholders	(198)	(1,037)	(51,109)	(46,757)	(16,537)	(19,240)
Share Transactions:
Subscriptions – Class A	10,850	5,743	210,532	296,611	6,298	15,104
Distributions reinvested – Class A	2	71	19,667	17,770	4,887	6,273
Redemptions – Class A	(3,070)	(1,004)	(158,467)	(143,717)	(25,185)	(24,089)
Net Increase (Decrease) – Class A	7,782	4,810	71,732	170,664	(14,000)	(2,712)
Subscriptions – Class B	2,223	2,123	4,782	28,258	3,578	8,919
Distributions reinvested – Class B	—	41	4,452	4,510	5,496	6,512
Redemptions – Class B	(1,437)	(1,480)	(31,688)	(26,292)	(16,105)	(11,391)
Net Increase (Decrease) – Class B	786	684	(22,454)	6,476	(7,031)	4,040
Subscriptions – Class C	2,333	1,655	20,817	48,457	4,114	5,664
Distributions reinvested – Class C	— *	20	3,230	2,903	1,960	2,303
Redemptions – Class C	(924)	(599)	(22,947)	(23,251)	(7,323)	(9,480)
Net Increase (Decrease) – Class C	1,409	1,076	1,100	28,109	(1,249)	(1,513)
Subscriptions – Class Z	34,878	25,890	258,516	333,604	5,698	5,843
Distributions reinvested – Class Z	99	582	14,293	13,462	2,633	2,384
Redemptions – Class Z	(10,107)	(7,003)	(170,328)	(155,173)	(3,204)	(2,485)
Net Increase – Class Z	24,870	19,469	102,481	191,893	5,127	5,742
Net Increase (Decrease) from Share Transactions	34,847	26,039	152,859	397,142	(17,153)	5,557
Redemption Fees	9	9	—	—	—	—
Total Increase in Net Assets	73,899	36,711	450,396	530,228	(14,827)	(3,908)
Net Assets:
Beginning of period	94,999	58,288	1,787,315	1,257,087	203,356	207,264
End of period	$168,898	$94,999	$2,237,711	$1,787,315	$188,529	$203,356
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$676	$(603)	$(9,971)	$(7,548)	$249	$142

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Subscriptions – Class A	37,015	34,302	4,588	2,150	4,113	2,559
Shares issued in reinvestment and capital gains – Class A	9,911	6,137	673	155	156	260
Less shares redeemed – Class A	(28,264)	(21,923)	(1,723)	(476)	(1,877)	(990)
Net Increase (Decrease) – Class A	18,662	18,516	3,538	1,829	2,392	1,829
Subscriptions – Class B	909	1,922	482	574	47	161
Shares issued in reinvestment and capital gains – Class B	3,757	2,814	212	73	50	137
Less shares redeemed – Class B	(7,576)	(6,826)	(553)	(341)	(533)	(451)
Net Increase (Decrease) – Class B	(2,910)	(2,090)	141	306	(436)	(153)
Subscriptions – Class C	5,931	6,667	1,356	524	678	321
Shares issued in reinvestment and capital gains – Class C	3,123	2,077	178	41	39	74
Less shares redeemed – Class C	(6,396)	(5,835)	(455)	(201)	(328)	(363)
Net Increase (Decrease) – Class C	2,658	2,909	1,079	364	389	32
Subscriptions – Class Z	58,774	62,182	18,601	18,615	13,228	11,555
Shares issued in reinvestment and capital gains – Class Z	27,709	18,385	7,251	3,274	796	1,500
Less shares redeemed – Class Z	(47,499)	(39,912)	(9,331)	(9,349)	(6,302)	(4,040)
Net Increase – Class Z	38,984	40,655	16,521	12,540	7,722	9,015
Net Increase (Decrease) in Shares of Beneficial Interest	57,394	59,990	21,279	15,039	10,067	10,723

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Subscriptions – Class A	446	307	8,645	14,487	492	1,151
Shares issued in reinvestment and capital gains – Class A	— *	4	777	802	390	497
Less shares redeemed – Class A	(131)	(53)	(6,607)	(6,938)	(1,960)	(1,840)
Net Increase (Decrease) – Class A	315	258	2,815	8,351	(1,078)	(192)
Subscriptions – Class B	97	118	207	1,441	279	684
Shares issued in reinvestment and capital gains – Class B	— *	2	183	211	437	515
Less shares redeemed – Class B	(64)	(81)	(1,373)	(1,313)	(1,253)	(870)
Net Increase (Decrease) – Class B	33	39	(983)	339	(537)	329
Subscriptions – Class C	100	92	898	2,455	322	434
Shares issued in reinvestment and capital gains – Class C	— *	1	133	136	156	182
Less shares redeemed – Class C	(42)	(33)	(1,002)	(1,172)	(572)	(725)
Net Increase (Decrease) – Class C	58	60	29	1,419	(94)	(109)
Subscriptions – Class Z	1,448	1,378	10,565	15,890	442	446
Shares issued in reinvestment and capital gains – Class Z	5	33	559	601	210	189
Less shares redeemed – Class Z	(427)	(378)	(7,111)	(7,371)	(248)	(189)
Net Increase – Class Z	1,026	1,033	4,013	9,120	404	446
Net Increase (Decrease) in Shares of Beneficial Interest	1,432	1,390	5,874	19,229	(1,305)	474

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.57		$25.93		$22.20		$15.34	$17.80
Income from Investment Operations
Net investment income (loss) (a)	0.05		0.07		(0.05)		(0.07)	(0.07)
Net realized and unrealized gain (loss)	3.82		3.20		4.69		6.95	(2.39)
Total from Investment Operations	3.87		3.27		4.64		6.88	(2.46)
Less Distributions Declared to Shareholders
From net investment income	(0.04)		(0.07)		—		—	—
From net realized gains	(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(2.42)		(1.63)		(0.91)		(0.02)	—
Net Asset Value, End of Period	$29.02		$27.57		$25.93		$22.20	$15.34
Total Return (b)	14.13	%(c)	12.76	%(c)	21.05	%(c)	44.85%	(13.82)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.02%		1.03%		1.20%		1.33%	1.42%
Net investment income (loss) (d)	0.17%		0.28%		(0.21)%		(0.36)%	(0.45)%
Waiver/reimbursement	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	22%		16%		20%		10%	13%
Net assets at end of period (000's)	$4,067,868		$3,349,461		$2,669,936		$1,982,260	$724,121

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.61		$25.19		$21.75		$15.13	$17.67
Income from Investment Operations
Net investment loss (a)	(0.13)		(0.11)		(0.22)		(0.18)	(0.17)
Net realized and unrealized gain (loss)	3.68		3.09		4.57		6.82	(2.37)
Total from Investment Operations	3.55		2.98		4.35		6.64	(2.54)
Less Distributions Declared to Shareholders
From net realized gains	(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(2.38)		(1.56)		(0.91)		(0.02)	—
Net Asset Value, End of Period	$27.78		$26.61		$25.19		$21.75	$15.13
Total Return (b)	13.43	%(c)	11.98	%(c)	20.15	%(c)	43.89%	(14.37)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.66%		1.72%		1.95%		1.98%	2.07%
Net investment loss (d)	(0.48)%		(0.42)%		(0.96)%		(1.01)%	(1.10)%
Waiver/reimbursement	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	22%		16%		20%		10%	13%
Net assets at end of period (000's)	$1,404,165		$1,422,580		$1,399,135		$1,221,931	$618,727

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.58		$25.18		$21.75		$15.12	$17.66
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.13)		(0.22)		(0.18)	(0.17)
Net realized and unrealized gain (loss)	3.67		3.09		4.56		6.83	(2.37)
Total from Investment Operations	3.50		2.96		4.34		6.65	(2.54)
Less Distributions Declared to Shareholders
From net realized gains	(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(2.38)		(1.56)		(0.91)		(0.02)	—
Net Asset Value, End of Period	$27.70		$26.58		$25.18		$21.75	$15.12
Total Return (b)	13.25	%(c)	11.90	%(c)	20.11	%(c)	43.99%	(14.38)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.80%		1.82%		1.95%		1.98%	2.07%
Net investment loss (d)	(0.61)%		(0.51)%		(0.96)%		(1.01)%	(1.10)%
Waiver/reimbursement	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	22%		16%		20%		10%	13%
Net assets at end of period (000's)	$1,345,520		$1,220,339		$1,083,006		$900,016	$376,024

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

Columbia Acorn International

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$33.20		$28.75		$22.45		$15.32	$18.35
Income from Investment Operations
Net investment income (a)	0.23		0.22		0.14		0.10	0.05
Net realized and unrealized gain (loss)	10.87		5.84		6.31		7.08	(3.07)
Total from Investment Operations	11.10		6.06		6.45		7.18	(3.02)
Less Distributions Declared to Shareholders
From net investment income	(0.32)		(0.53)		(0.15)		(0.05)	(0.01)
From net realized gains	(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(4.23)		(1.61)		(0.15)		(0.05)	(0.01)
Net Asset Value, End of Period	$40.07		$33.20		$28.75		$22.45	$15.32
Total Return (b)	34.16	%(c)	21.42	%(c)	28.91	%(c)	46.94%	(16.46)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.24%		1.30%		1.48%		1.59%	1.56%
Net investment income (d)	0.61%		0.72%		0.61%		0.57%	0.30%
Waiver/reimbursement	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	31%		27%		40%		40%	52%
Net assets at end of period (000's)	$313,401		$142,204		$70,582		$52,872	$33,806

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$32.71		$28.18		$22.07		$15.11	$18.22
Income from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	0.02		(0.04)		(0.02)	(0.06)
Net realized and unrealized gain (loss)	10.66		5.73		6.19		6.98	(3.05)
Total from Investment Operations	10.66		5.75		6.15		6.96	(3.11)
Less Distributions Declared to Shareholders
From net investment income	(0.07)		(0.14)		(0.04)		—	—
From net realized gains	(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(3.98)		(1.22)		(0.04)		—	—
Net Asset Value, End of Period	$39.39		$32.71		$28.18		$22.07	$15.11
Total Return (c)	33.26	%(d)	20.57	%(d)	27.91	%(d)	46.06%	(17.07)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.89%		2.01%		2.27%		2.24%	2.21%
Net investment income (loss) (e)	(0.01)%		0.08%		(0.18)%		(0.10)%	(0.35)%
Waiver/reimbursement	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	31%		27%		40%		40%	52%
Net assets at end of period (000's)	$94,165		$73,572		$54,752		$39,800	$22,560

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $(0.01) per share

(c)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$32.68		$28.19		$22.06		$15.11	$18.21
Income from Investment Operations
Net investment loss (a)	(0.05)		(0.00	)(b)	(0.03)		(0.01)	(0.06)
Net realized and unrealized gain (loss)	10.66		5.71		6.20		6.96	(3.04)
Total from Investment Operations	10.61		5.71		6.17		6.95	(3.10)
Less Distributions Declared to Shareholders
From net investment income	(0.03)		(0.14)		(0.04)		—	—
From net realized gains	(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(3.94)		(1.22)		(0.04)		—	—
Net Asset Value, End of Period	$39.35		$32.68		$28.19		$22.06	$15.11
Total Return (c)	33.14	%(d)	20.45	%(d)	28.01	%(d)	46.00%	(17.02)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	2.01%		2.09%		2.24%		2.24%	2.21%
Net investment loss (e)	(0.14)%		(0.01)%		(0.15)%		(0.06)%	(0.35)%
Waiver/reimbursement	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	31%		27%		40%		40%	52%
Net assets at end of period (000's)	$99,425		$47,325		$30,547		$22,990	$14,575

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.52		$24.77		$20.74		$14.18	$17.50
Income from Investment Operations
Net investment loss (a)	(0.10)		(0.01)		(0.24)		(0.22)	(0.19)
Net realized and unrealized gain (loss)	2.21		3.13		4.41		6.78	(3.13)
Total from Investment Operations	2.11		3.12		4.17		6.56	(3.32)
Less Distributions Declared to Shareholders
From net realized gains	(0.61)		(1.37)		(0.14)		—	—
Net Asset Value, End of Period	$28.02		$26.52		$24.77		$20.74	$14.18
Total Return (b)	7.95	%(c)	12.68	%(c)	20.12	%(c)	46.26%	(18.97)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.26%		1.31%		1.51%		1.65%	1.74%
Net investment loss (d)	(0.35)%		(0.02)%		(1.08)%		(1.26)%	(1.21)%
Waiver/reimbursement	0.01%		0.01%		0.02%		—	—
Portfolio turnover rate	13%		13%		18%		7%	31%
Net assets at end of period (000's)	$245,552		$168,922		$112,509		$89,650	$32,422

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$25.61		$24.14		$20.36		$14.01	$17.40
Income from Investment Operations
Net investment loss (a)	(0.27)		(0.18)		(0.39)		(0.32)	(0.29)
Net realized and unrealized gain (loss)	2.14		3.02		4.31		6.67	(3.10)
Total from Investment Operations	1.87		2.84		3.92		6.35	(3.39)
Less Distributions Declared to Shareholders
From net realized gains	(0.61)		(1.37)		(0.14)		—	—
Net Asset Value, End of Period	$26.87		$25.61		$24.14		$20.36	$14.01
Total Return (b)	7.29	%(c)	11.84	%(c)	19.26	%(c)	45.32%	(19.48)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.93%		2.00%		2.23%		2.30%	2.39%
Net investment loss (d)	(1.01)%		(0.72)%		(1.80)%		(1.91)%	(1.86)%
Waiver/reimbursement	0.02%		0.01%		0.02%		—	—
Portfolio turnover rate	13%		13%		18%		7%	31%
Net assets at end of period (000's)	$65,040		$73,168		$72,643		$66,175	$37,478

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$25.59		$24.14		$20.36		$14.01	$17.40
Income from Investment Operations
Net investment loss (a)	(0.30)		(0.20)		(0.39)		(0.32)	(0.29)
Net realized and unrealized gain (loss)	2.13		3.02		4.31		6.67	(3.10)
Total from Investment Operations	1.83		2.82		3.92		6.35	(3.39)
Less Distributions Declared to Shareholders
From net realized gains	(0.61)		(1.37)		(0.14)		—	—
Net Asset Value, End of Period	$26.81		$25.59		$24.14		$20.36	$14.01
Total Return (b)	7.14	%(c)	11.76	%(c)	19.26	%(c)	45.32%	(19.48)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	2.05%		2.10%		2.23%		2.30%	2.39%
Net investment loss (d)	(1.14)%		(0.81)%		(1.80)%		(1.91)%	(1.86)%
Waiver/reimbursement	0.01%		0.01%		0.02%		—	—
Portfolio turnover rate	13%		13%		18%		7%	31%
Net assets at end of period (000's)	$55,306		$42,844		$39,643		$35,662	$18,313

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$20.36	$17.85	$14.45		$10.24	$12.07
Income from Investment Operations
Net investment income (loss) (a)	0.03	0.06	(0.00	)(b)	0.03	(0.01)
Net realized and unrealized gain (loss)	7.29	2.69	3.43		4.18	(1.82)
Total from Investment Operations	7.32	2.75	3.43		4.21	(1.83)
Less Distributions Declared to Shareholders
From net investment income	—	(0.24)	(0.03)		—	—
Net Asset Value, End of Period	$27.68	$20.36	$17.85		$14.45	$10.24
Total Return (c)(d)	35.97%	15.60%	23.76%		41.11%	(15.16)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.58%	1.70%	1.75%		1.80%	1.80%
Net investment income (loss) (e)	0.11%	0.34%	(0.03)%		0.24%	(0.09)%
Waiver/reimbursement	0.02%	0.10%	0.37%		0.44%	0.33%
Portfolio turnover rate	47%	39%	73%		69%	102%
Net assets at end of period (000's)	$22,599	$10,219	$4,357		$2,557	$2,612

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $(0.01) per share.

(c)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.80	$17.36	$14.12	$10.08	$11.96
Income from Investment Operations
Net investment loss (a)	(0.12)	(0.03)	(0.10)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	7.05	2.61	3.34	4.10	(1.80)
Total from Investment Operations	6.93	2.58	3.24	4.04	(1.88)
Less Distributions Declared to Shareholders
From net investment income	—	(0.14)	—	—	—
Net Asset Value, End of Period	$26.73	$19.80	$17.36	$14.12	$10.08
Total Return (b)(c)	35.00%	14.97%	22.95%	40.08%	(15.72)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	2.25%	2.30%	2.38%	2.45%	2.45%
Net investment loss (d)	(0.53)%	(0.16)%	(0.66)%	(0.52)%	(0.74)%
Waiver/reimbursement	0.04%	0.28%	0.58%	0.44%	0.33%
Portfolio turnover rate	47%	39%	73%	69%	102%
Net assets at end of period (000's)	$9,787	$6,594	$5,097	$3,162	$1,835

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.80	$17.38	$14.14	$10.09	$11.97
Income from Investment Operations
Net investment loss (a)	(0.15)	(0.05)	(0.11)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	7.05	2.60	3.35	4.10	(1.80)
Total from Investment Operations	6.90	2.55	3.24	4.05	(1.88)
Less Distributions Declared to Shareholders
From net investment income	—	(0.13)	—	—	—
Net Asset Value, End of Period	$26.70	$19.80	$17.38	$14.14	$10.09
Total Return (b)(c)	34.85%	14.77%	22.91%	40.14%	(15.71)%
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	2.38%	2.45%	2.45%	2.45%	2.45%
Net investment loss (d)	(0.67)%	(0.30)%	(0.73)%	(0.41)%	(0.74)%
Waiver/reimbursement	0.02%	0.17%	0.35%	0.44%	0.33%
Portfolio turnover rate	47%	39%	73%	69%	102%
Net assets at end of period (000's)	$7,060	$4,083	$2,543	$3,691	$2,915

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$22.47		$20.83		$18.01		$13.93	$15.17
Income from Investment Operations
Net investment loss (a)	(0.13)		(0.09)		(0.16)		(0.20)	(0.16)
Net realized and unrealized gain (loss)	4.45		2.32		3.42		4.37	(1.08)
Total from Investment Operations	4.32		2.23		3.26		4.17	(1.24)
Less Distributions Declared to Shareholders
From net investment income	(0.02)		—		—		—	—
From net realized gains	(0.59)		(0.59)		(0.44)		(0.09)	—
Total Distributions Declared to Shareholders	(0.61)		(0.59)		(0.44)		(0.09)	—
Net Asset Value, End of Period	$26.18		$22.47		$20.83		$18.01	$13.93
Total Return (b)	19.32	%(c)	10.78	%(c)	18.16	%(c)	29.95%	(8.17	)%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.24%		1.26%		1.47%		1.63%	1.70%
Net investment loss (d)	(0.54)%		(0.42)%		(0.86)%		(1.15)%	(1.11)%
Waiver/reimbursement	0.03%		0.03%		0.02%		—	0.10%
Portfolio turnover rate	21%		19%		34%		16%	40%
Net assets at end of period (000's)	$940,857		$744,178		$515,842		$264,679	$31,742

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$21.71		$20.23		$17.64		$13.73	$15.05
Income from Investment Operations
Net investment loss (a)	(0.28)		(0.23)		(0.31)		(0.29)	(0.25)
Net realized and unrealized gain (loss)	4.29		2.24		3.34		4.29	(1.07)
Total from Investment Operations	4.01		2.01		3.03		4.00	(1.32)
Less Distributions Declared to Shareholders
From net realized gains	(0.59)		(0.53)		(0.44)		(0.09)	—
Net Asset Value, End of Period	$25.13		$21.71		$20.23		$17.64	$13.73
Total Return (b)	18.54	%(c)	10.01	%(c)	17.24	%(c)	29.14%	(8.77	)%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	1.91%		1.99%		2.26%		2.28%	2.35%
Net investment loss (d)	(1.21)%		(1.15)%		(1.65)%		(1.80)%	(1.76)%
Waiver/reimbursement	0.03%		0.03%		0.02%		—	0.10%
Portfolio turnover rate	21%		19%		34%		16%	40%
Net assets at end of period (000's)	$214,260		$206,441		$185,545		$118,064	$33,106

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$21.69		$20.23		$17.64		$13.73	$15.05
Income from Investment Operations
Net investment loss (a)	(0.31)		(0.25)		(0.30)		(0.30)	(0.25)
Net realized and unrealized gain (loss)	4.28		2.24		3.33		4.30	(1.07)
Total from Investment Operations	3.97		1.99		3.03		4.00	(1.32)
Less Distributions Declared to Shareholders
From net realized gains	(0.59)		(0.53)		(0.44)		(0.09)	—
Net Asset Value, End of Period	$25.07		$21.69		$20.23		$17.64	$13.73
Total Return (b)	18.37	%(c)	9.91	%(c)	17.24	%(c)	29.14%	(8.77	)%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses (d)	2.04%		2.08%		2.25%		2.28%	2.35%
Net investment loss (d)	(1.34)%		(1.24)%		(1.64)%		(1.80)%	(1.76)%
Waiver/reimbursement	0.03%		0.03%		0.02%		—	0.10%
Portfolio turnover rate	21%		19%		34%		16%	40%
Net assets at end of period (000's)	$173,152		$149,160		$110,435		$64,212	$10,919

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Thermostat Fund Class A Shares	Year Ended December 31,			Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.49	$13.11	$12.30	$10.10
Income from Investment Operations
Net investment income (a)	0.45	0.39	0.28	0.18
Net realized and unrealized gain	0.84	0.29	0.81	2.15
Total from Investment Operations	1.29	0.68	1.09	2.33
Less Distributions Declared to Shareholders
From net investment income	(0.47)	(0.39)	(0.25)	(0.13)
From net realized gains	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.19)	(1.30)	(0.28)	(0.13)
Net Asset Value, End of Period	$12.59	$12.49	$13.11	$12.30
Total Return (c)(d)	10.56%	5.25%	8.92%	23.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)(g)	0.50%	0.50%	0.50%	0.57	%(h)
Net investment income (g)	3.53%	2.97%	2.23%	1.86	%(h)
Reimbursement/waiver	0.20%	0.15%	0.33%	0.66	%(h)
Portfolio turnover rate	66%	96%	67%	61%
Net assets at end of period (000's)	$58,013	$71,034	$77,092	$42,271

(a)   Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $(0.01) per share.

(c)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

Class B Shares	Year Ended December 31,			Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.51	$13.14	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.38	0.31	0.19	0.10
Net realized and unrealized gain	0.84	0.28	0.83	2.16
Total from Investment Operations	1.22	0.59	1.02	2.26
Less Distributions Declared to Shareholders
From net investment income	(0.39)	(0.31)	(0.17)	(0.04)
From net realized gains	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.11)	(1.22)	(0.20)	(0.04)
Net Asset Value, End of Period	$12.62	$12.51	$13.14	$12.32
Total Return (c)(d)	9.91%	4.56%	8.27%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)(g)	1.06%	1.10%	1.18%	1.32	%(h)
Net investment income (g)	2.99%	2.39%	1.55%	1.06	%(h)
Reimbursement/waiver	0.23%	0.19%	0.29%	0.66	%(h)
Portfolio turnover rate	66%	96%	67%	61%
Net assets at end of period (000's)	$72,367	$78,444	$78,040	$51,501

(a)   Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $(0.01) per share.

(c)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Class C Shares	Year Ended December 31,			Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.51	$13.13	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.36	0.29	0.19	0.11
Net realized and unrealized gain	0.84	0.29	0.81	2.15
Total from Investment Operations	1.20	0.58	1.00	2.26
Less Distributions Declared to Shareholders
From net investment income	(0.37)	(0.29)	(0.16)	(0.04)
From net realized gains	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.09)	(1.20)	(0.19)	(0.04)
Net Asset Value, End of Period	$12.62	$12.51	$13.13	$12.32
Total Return (c)(d)	9.72%	4.49%	8.13%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)(g)	1.25%	1.25%	1.25%	1.32	%(h)
Net investment income (g)	2.81%	2.21%	1.48%	1.10	%(h)
Reimbursement/waiver	0.23%	0.19%	0.26%	0.66	%(h)
Portfolio turnover rate	66%	96%	67%	61%
Net assets at end of period (000's)	$27,375	$28,316	$31,161	$20,087

(a)   Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $(0.01) per share.

(c)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end investment management company organized as a Massachusetts business trust. The investment objective of each Fund, excluding Columbia Thermostat Fund, is to seek long-term growth of capital. The investment objective of Columbia Thermostat Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the time to purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less. See "Fund Policy on Trading of Fund Shares" as disclosed in the Funds' prospectuses for more information.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge. However, if Class Z shares of Columbia Acorn International or Columbia Acorn International Select are redeemed or exchanged within 60 days after purchase, the Fund charges you a redemption fee of 2% of the redemption proceeds, with certain exceptions.

The financial highlights for Class Z shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at marked value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on the NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions, investment income and portfolio fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. A Fund only enters into such contracts to hedge a portion of its portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures" on the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

None of the Funds entered into futures contracts or forward foreign currency contracts during the year ended December 31, 2006.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, tax equalization, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Acorn Fund	$25,534	$(97,484)	$71,950
Columbia Acorn International	10,006	(29,717)	19,711
Columbia Acorn USA	3,055	(2,993)	(62)
Columbia Acorn International Select	1,116	(1,116)	—
Columbia Acorn Select	11,011	(11,011)	—
Columbia Thermostat Fund	(75)	(1,146)	1,221

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

December 31, 2006	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$102,167	$1,405,201
Columbia Acorn International	47,043	386,698
Columbia Acorn USA	—	33,093
Columbia Acorn International Select	198	—
Columbia Acorn Select	9,493	41,617
Columbia Thermostat Fund	7,031	9,506
December 31, 2005	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$89,415	$846,121
Columbia Acorn International	54,197	89,135
Columbia Acorn USA	1,825	56,868
Columbia Acorn International Select	1,037	—
Columbia Acorn Select	7,041	39,716
Columbia Thermostat Fund	8,262	10,978

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
Columbia Acorn Fund	$30,120	$222,190	$7,110,633
Columbia Acorn International	12,300	29,026	1,586,813
Columbia Acorn USA	—	15,636	420,311
Columbia Acorn International Select	856	—	41,912
Columbia Acorn Select	9,164	9,981	662,854
Columbia Thermostat Fund	550	3,807	7,054

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Acorn Fund	$7,490,598	$(379,965)	$7,110,633
Columbia Acorn International	1,655,465	(68,652)	1,586,813
Columbia Acorn USA	468,917	(48,606)	420,311
Columbia Acorn International Select	43,837	(1,925)	41,912
Columbia Acorn Select	690,108	(27,254)	662,854
Columbia Thermostat Fund	7,428	(374)	7,054

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,517	*	$—
2010	506		6,126
2011	—		2,488
TOTAL	$2,023		$8,614

*Of these carryforwards, $2,023 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2006.

(In thousands)
Columbia Acorn USA	$506
Columbia Acorn International Select	16,995

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2006, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for Columbia Acorn USA and Columbia Acorn Select:

Columbia Acorn USA
Assets	Annual Fee Rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%
Columbia Acorn Select
Assets	Annual Fee Rate
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

For all of the Funds, and prior to August 1, 2006, for Columbia Acorn USA and Columbia Acorn Select, for the period covered by this report as provided under the Funds' investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund
Assets	Annual Fee Rate
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%
Columbia Acorn International
Assets	Annual Fee Rate
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%
Columbia Acorn USA
Assets	Annual Fee Rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million and over	0.840%
Columbia Acorn Select
Assets	Annual Fee Rate
Up to $700 million	0.850%
$700 million and over	0.800%
Columbia Acorn International Select
All Assets	0.940%
Columbia Thermostat Fund
All Assets	0.100%

For the year ended December 31, 2006, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average daily net assets for Columbia Acorn International Select Class A, Class B and Class C shares and 1.35% of the average daily net assets for Columbia Acorn Select Class A, Class B and Class C shares. This arrangement may be modified or terminated by either the Funds or Columbia WAM on 30 days notice.

Columbia WAM has agreed to contractually reimburse the ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average daily net assets of Columbia Thermostat Fund's Class A, Class B and Class C shares through April 30, 2007.

Expenses reimbursed by Columbia WAM for Columbia Acorn International Select and Columbia Thermostat Fund for the year ended December 31, 2006 was $1,423 and $311,952, respectively.

Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

Columbia Acorn Trust
Average daily net asset value:	Annual Fee Rate
On the first $8 billion	0.05%
Next $8 billion	0.04%
Average daily net asset in excess of $16 billion	0.03%

For the year ended December 31, 2006 each Fund's annualized effective administration fee rate was 0.04%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

For the year ended December 31, 2006, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat have been advised that CMDI retained $27,806 in underwriting discounts on the sale of Class A shares and received CDSCs of $2,543,079 and $138,559, on Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

and Class C shares. The Rule 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. Effective August 1, 2006 the monthly distribution fee rate for Class B shares was reduced to 0.50% annually, of the average daily net assets. For the period covered by this report the Funds' annualized effective distribution fee rate was 0.56% for Class B shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent waived the reimbursement for certain out-of-pocket expenses through September 30, 2006.

Effective October 1, 2006, a new transfer agency and shareholder servicing agreement was negotiated, which changed the cost of transfer agency services. The annual rate was reduced to $17 per open account. Additionally, fees now include sub-transfer agency services and out of pocket expenses. The Transfer Agent no longer waives its right to reimbursement by the Funds for its out-of-pocket expenses. The new agreement will be fully implemented on April 1, 2007 and is estimated to result in a change of fees paid by shareholders of various share classes in each fund ranging from some decreases to increases up to approximately three basis points.

Expenses waived by the Transfer Agent for the year ended December 31, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$2,547
Columbia Acorn International	280
Columbia Acorn USA	169
Columbia Acorn International Select	18
Columbia Acorn Select	504
Columbia Thermostat Fund	94

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the year ended December 31, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$756
Columbia Acorn International	152
Columbia Acorn USA	62
Columbia Acorn International Select	3
Columbia Acorn Select	36
Columbia Thermostat Fund	3

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when a trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On December 31, 2006, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 33, 42, 50 and 59, respectively.

During the year ended December 31, 2006, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers.

Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	668	9,383
Columbia Acorn International	19,816	1,299
Columbia Acorn USA	—	131
Columbia Acorn International Select	44	—
Columbia Acorn Select	—	178

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum for 2006 was accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year ended December 31, 2006.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2006 were:

Columbia Acorn Fund
(in thousands)
Investment securities
Purchases	$4,835,276
Proceeds from sales	3,638,890
Columbia Acorn International
(in thousands)
Investment securities
Purchases	$1,496,643
Proceeds from sales	1,105,474
Columbia Acorn USA
(in thousands)
Investment securities
Purchases	$556,445
Proceeds from sales	175,858
Columbia Acorn International Select
(in thousands)
Investment securities
Purchases	$83,230
Proceeds from sales	55,917
Columbia Acorn Select
(in thousands)
Investment securities
Purchases	$475,657
Proceeds from sales	397,359
Columbia Thermostat Fund
(in thousands)
Investment securities
Purchases	$128,549
Proceeds from sales	152,932

7.  Redemption Fees

For the year ended December 31, 2006, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to $147 and $9, respectively, and are accounted for as additions to paid in capital.

8.  Other

For the year ended December 31, 2006, and as a result of an error, Columbia Acorn International Select purchased shares of UrAsia Energy that was subsequently cancelled resulting in a loss of $164. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Trust and the Trustees of the Trust, along with the Columbia Advisers, the sub-administrator of the Columbia Acorn Funds and the Wanger Advisors Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Trust and its independent trustees.

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction cost or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the year ended December 31, 2006, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

(in thousands)
Columbia Acorn Fund	$124
Columbia Acorn International	25
Columbia Acorn USA	10
Columbia Acorn International Select	1
Columbia Acorn Select	13
Columbia Thermostat Fund	1

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2007

Columbia Acorn Family of Funds

Unaudited Information — Class A, B, C and Z shares

Federal Income Tax Information (in thousands)

Columbia Acorn Fund

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $1,499,324.

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2006, qualified for the corporate dividends received deduction.

For non-corporate shareholders 87.74%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Columbia Acorn International

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $377,272. Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $5,331 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-Div for the year ended December 31, 2006.

For non-corporate shareholders 96.78%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Gross income derived from sources within foreign countries amounted to $65,837 ($0.61 per share) for the fiscal year ended December 31, 2006.

Columbia Acorn USA

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $43,304.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $129 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-Div for the year ended December 31, 2006.

Gross income derived from sources within foreign countries amounted to $1,927 ($0.35 per share) for the fiscal year ended December 31, 2006.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Columbia Acorn Select

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $51,597.

93.93% of the ordinary income distributed by the Fund, for the year ended December 31, 2006, qualified for the corporate dividends received deduction.

For non-corporate shareholders 96.63%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2006 to December 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Columbia Thermostat Fund

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $10,806.

[Excerpts from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel

2006

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Acorn Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Acorn Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Acorn Fund.

On November 16, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 20, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Contract Review Committee of the Board of Trustees.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints, an issue posed by the size of the Acorn Fund and by some of the observations from the 2005 Evaluation. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2005 Evaluation. In particular, the Contract Committee considered the possible introduction of a two-tiered fee structure that would set fees on the basis of a combined CWAM complex level and individual fund level. The Committee concluded that such a fee structure might be confusing to shareholders, though it has not foreclosed such a structure in the future. The Committee is continuing to consider whether economies of scale are appropriately reflected in the Funds' fee schedules.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for most of the Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn USA and Acorn Select were ranked by both Lipper and Morningstar below many of their peers, and therefore impose higher fees than do some of their competitors.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of most peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of Acorn International and Acorn International Select.

3.  Continue to monitor CWAM's capacity limitations to insure that Acorn Fund's expanding assets do not impair investment performance.

Robert P. Scales

July 18, 2006

Board Approval of the Advisory Agreements

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than eighty percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of five Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Agreement. In addition, the board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vii) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 18, 2006 the board of trustees approved continuation of the Agreement through July 31, 2007, with certain amendments to the fee schedules described below. The board approval followed Committee meetings held in February, April, May and June 2006.

In considering the continuation of the Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the trustees reviewed the resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by

Board Approval of the Advisory Agreements, continued

CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. However, they also noted that the Funds might benefit from more senior personnel at CWAM, especially if the assets managed by CWAM continue to increase.

The trustees also negotiated an amended separate agreement with Columbia Management Group, LLC, the parent of CWAM (the "Compliance Agreement"), intended to strengthen the compliance infrastructure for the Funds.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that each of Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select had outperformed its respective benchmark and Lipper and Morningstar peers in recent and longer periods and that Columbia Thermostat Fund had outperformed its benchmark for the same time periods. They also discussed the performance of Columbia Acorn International and Columbia Acorn International Select, noting that, although those Funds underperformed their benchmarks for the most recent three- and five-year periods, the Funds had strong absolute returns. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong performance record was an important factor in their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. As noted in the Fee Evaluation, the expense ratio of each Fund was lower than the median expense ratio of the Fund's respective peer group, and the expense ratio of Columbia Acorn Fund was very low relative to its peer group. Moreover, the advisory fees for most of the Funds were in line with or lower than fees for their respective peer groups, although the contractual rates of advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of the respective peer groups of those Funds.

At the July 18, 2006 meeting, at the recommendation of the Committee, the board negotiated with CWAM, and both parties approved, an amendment to the Agreement to reduce the schedule of annual advisory fee rates for Columbia USA and Columbia Acorn Select, as a percentage of average net assets. The trustees approved additional breakpoints for Columbia Acorn USA at 80 basis points for net asset levels of $2 billion to $3 billion and at 70 basis points for assets levels of $3 billion and above, and for Columbia Acorn Select at 75 basis points for asset levels of $2 billion to $3 billion and at 70 basis points for asset levels of $3 billion and above, respectively. The trustees determined not to seek additional breakpoints in the fee schedule of any other Fund at that time but recognized that they would continue periodically to evaluate the fees paid by each Fund.

The trustees reviewed the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult

Board Approval of the Advisory Agreements, continued

because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts. CWAM's rates of fees for most of those other accounts utilizing a particular investment strategy were higher than the advisory fees charged to the Funds with a corresponding strategy, although for a few accounts, the fees were lower. The trustees also noted, however, that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended for Columbia Acorn USA and Columbia Acorn Select) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by CWAM and its affiliates and the investment performance of the Fund.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as the assets of the Funds increase. They noted that the fee schedule for each Fund, other than Columbia Acorn International Select and Columbia Thermostat Fund, which are relatively modest in asset size, includes reductions in the rate of fees at various asset levels, including the newly established breakpoints for Columbia Acorn USA and Columbia Acorn Select. The trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Fund of economies of scale at the current asset level of the Fund. They agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.

Other Benefits to CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationships with the Funds. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided. They recognized that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They concluded that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreement, the trustees, including all of the Independent Trustees, concluded that the continuation of the Agreement, as amended to revise the fee schedules for Columbia Acorn USA and Columbia Acorn Select, was in the best interest of each Fund. On July 18, 2006, the trustees continued the Agreement as so amended through July 31, 2007, contingent upon the execution of the Compliance Agreement, which was subsequently executed on July 31, 2006.

Board of Trustees and Management of Columbia Acorn Funds

Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Columbia Acorn and Age at December 31, 2006	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn:

Margaret Eisen, 53, Trustee	2002	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, managing director, DeGuardiola Advisors (investment bank); formerly managing director, North American Equities at General Motors Asset Management, and director of Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and drugs); Wanger Advisors Trust.

Jerome Kahn, Jr., 72, Trustee	1987	Portfolio manager and stock analyst and former president, William Harris Investors, Inc. (investment adviser).	10	Wanger Advisors Trust.

Steven N. Kaplan, 47, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust.

David C. Kleinman, 71, Trustee	1972	Adjunct professor of strategic management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust.

Allan B. Muchin, 70, Trustee	1998	Chairman emeritus, Katten Muchin Zavis Rosenman (law firm).	10	Wanger Advisors Trust.

Robert E. Nason, 70, Chairman of the Board and Trustee	1998	Consultant and private investor; formerly executive partner, chief executive officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Wanger Advisors Trust.

James A. Star, 45 Trustee	2006	President, Longview Management Group LLC (investment advisor) since 2003, prior thereto portfolio manager; vice president, Henry Crown and Company (investment firm) since 1994; president and chief investment officer, Star Partners (hedge fund) 1998-2003.	10	Wanger Advisors Trust.

Patricia H. Werhane, 71 Trustee	2006	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia (since 1993); Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia (2001 to present); and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Wanger Advisors Trust.

Board of Trustees and Management of Columbia Acorn Funds, continued

Name, Position(s) with Columbia Acorn and Age at December 31, 2006	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn: (continued)

John A. Wing, 71, Trustee	2002	Partner, Dancing Lion Investment Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly chairman of the board and chief executive officer of ABN-AMRO Incorporated, (formerly named The Chicago Corporation, a financial services firm) and chief executive officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust and First Chicago Bancorp; Wanger Advisors Trust.

Trustees who are interested persons of Columbia Acorn:

Charles P. McQuaid, 53, Trustee and President (1)	1992	President and Chief Investment Officer, Columbia WAM since 2003; portfolio manager since 1995 and director of research 1992-2003; Columbia WAM interim director of international research, Columbia WAM 2003-2004; president, Wanger Advisors Trust since 2003.	10	Wanger Advisors Trust.

Ralph Wanger, 72, Trustee (2)	1970	Founder, former president, chief investment officer and portfolio manager, Columbia WAM (July 1992 to September 2003); president, Columbia Acorn Trust (1992 to September 2003); president, Wanger Advisors Trust (1994 to September 2003); director, Wanger Investment Company PLC; advisor to Columbia WAM (September 2003 to September 2005).	10	Wanger Advisors Trust.

Officers of Columbia Acorn Trust:

Ben Andrews, 40, Vice President	2004	Analyst and portfolio manager, Columbia WAM since 1998; vice president, Wanger Advisors Trust.	10	None.

J. Kevin Connaughton, 42, Assistant Treasurer	2001	Treasurer and Chief Financial Officer Columbia Funds and Liberty All-Star Funds; assistant treasurer Wanger Advisors Trust; treasurer Galaxy Funds (September 2002 to November 2005); treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC (December 2002 to December 2004).	155	Banc of America Capital Management (Ireland), Limited.

Michael G. Clarke, 37, Assistant Treasurer	2004	Assistant treasurer, Wanger Advisors Trust; chief accounting officer and assistant treasurer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October 2004; Managing Director of Columbia WAM; Controller, Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds (May 2004 to October 2004); Assistant Treasurer (June 2002 to May 2004); Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds (February 2001 to June 2002).	155	None.

Jeffrey R. Coleman, 37, Assistant Treasurer	2006	Assistant treasurer, Wanger Advisors Trust since March 2006; Group Operations Manager, Columbia WAM since October 2004; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) (August 2000 to September 2004).	155	None.

Board of Trustees and Management of Columbia Acorn Funds, continued

Name, Position(s) with Columbia Acorn and Age at December 31, 2006	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
P. Zachary Egan, 38, Vice President	2003	Director of international research, Columbia WAM, since December 2004; analyst and portfolio manager, Columbia WAM since 1999; prior thereto, research fellow with the Robert Bosch Foundation.	6	None.

Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.

John Kunka, 36, Assistant Treasurer	2006	Director of Accounting and Operations, Columbia WAM, since May 2006; assistant treasurer, Wanger Advisors Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc., September 2005 to May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Bruce H. Lauer, 49, Vice President, Secretary and Treasurer	1995	Chief operating officer, Columbia WAM since April 1995; vice president, treasurer and secretary, Wanger Advisors Trust; director, Wanger Investment Company PLC; director, Banc of America Capital Management (Ireland) Ltd.	10	None.

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, Columbia WAM since 2005; vice president, Wanger Advisors Trust since 2006; prior thereto, compliance officer, William Blair & Company (investment firm)	10	None.

Robert A. Mohn, 45, Vice President	1997	Analyst and portfolio manager, Columbia WAM since August 1992; director of domestic research, Columbia WAM since March 2004; vice president, Wanger Advisors Trust.	10	None.

Louis J. Mendes, 42, Vice President	2003	Analyst and portfolio manager, Columbia WAM since 2001; vice president, Wanger Advisors Trust; prior thereto, analyst and portfolio manager, Merrill Lynch (investment firm).	10	None.

Christopher Olson, 42, Vice President	2001	Analyst and portfolio manager, Columbia WAM since January 2001; vice president, Wanger Advisors Trust.	10	None.

Robert Scales, 54, Chief Compliance Officer, Senior Vice President and General Counsel	2004	Senior vice president, chief legal officer and general counsel, Wanger Advisors Trust since 2004; Associate General Counsel, Grant Thornton LLP prior thereto.	10	None.

Linda Roth-Wiszowaty, 37, Assistant Secretary	2006	Assistant secretary, Wanger Advisors Trust; Executive Administrator, Columbia WAM since April 2004; prior thereto Executive Assistant to the Chief Operating Officer.	10	None.

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust's predecessor.

(1)  Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is an officer of the Trust and Columbia WAM.

(2)  Trustee who is treated as an "interested person" of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is a former officer of the Trust, former employee of Columbia WAM and former consultant to Columbia WAM.

Columbia Acorn Family of Funds

Class A, B and C Share Information

Minimum Initial Investment in
Columbia Acorn International,
Columbia Acorn International
Select and Columbia
Thermostat Fund	$2,500 $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000
Minimum Initial Investment in Columbia Acorn Select	$50,000
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.81%	1.00%
Other Expenses	0.13%	0.21%	0.16%
Net Expense Ratio	1.02%	1.66%	1.80%
Columbia Acorn International	Class A	Class B	Class C
Management Fees	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	0.81%	1.00%
Other Expenses	0.22%	0.31%	0.24%
Net Expense Ratio	1.24%	1.89%	2.01%
Columbia Acorn USA	Class A	Class B	Class C
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.81%	1.00%
Other Expenses	0.15%	0.26%	0.19%
Net Expense Ratio	1.26%	1.93%	2.05%
Columbia Acorn International Select	Class A	Class B	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.81%	1.00%
Other Expenses	0.39%	0.50%	0.44%
Net Expense Ratio	1.58%	2.25%	2.38%
Columbia Acorn Select	Class A	Class B	Class C
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	0.81%	1.00%
Other Expenses	0.17%	0.28%	0.22%
Net Expense Ratio	1.24%	1.91%	2.04%
Columbia Thermostat*	Class A	Class B	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.81%	1.00%
Other Expenses	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.06%	1.25%

    Fees and expenses are for the year ended December 31, 2006 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those Funds for any ordinary operating expenses, net of custody fees paid indirectly, in excess of 1.45% and 0.25% of the average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by Columbia Wanger Asset Management, L.P. on 30 days notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2007. From January 1, 2006 through September 30, 2006, the Funds' adviser and/or affiliates had voluntarily agreed to waive a portion of "other expenses" for the Columbia Acorn family of funds. Effective October 1, 2006, the Fund's adviser and/or affiliates have agreed to contractually waive a portion of "other expenses" through March 31, 2007.

  *  Does not include estimated fees and expenses of 0.69% incurred by the Fund from the underlying portfolio funds.

Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call (800) 922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record for the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling 800-922-6769; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) on Columbia Management's website at www.columbiafunds.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Find out what's new at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Acorn Family of Funds

Class A, B, C Shares

Annual Report – December 31, 2006

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-43/114526-0906 (11/06) 06/31552

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David C. Kleinman, Robert E. Nason and John A. Wing, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.
Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$208,000	$199,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$26,400	$25,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees consist of certain agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$37,100	$33,300

Tax Fees incurred in both fiscal years 2006 and 2005 relate to the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are as follows:

2006	2005
$3,600	$16,800

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2006 and 2005, All Other Fees consist of agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$135,600	$104,200

In both fiscal years 2006 and 2005, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$202,700	$179,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2007

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 22, 2007